                                               Filed Pursuant to Rule 424(b)(5)
                                               Registration No. 333-140436-18

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED MAY 15, 2007)

                          $1,547,200,100 (APPROXIMATE)
         MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2007-4
                    MORTGAGE LOAN ASSET - BACKED CERTIFICATES

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

FIRST FRANKLIN FINANCIAL CORPORATION   MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN
               SPONSOR                            TRUST, SERIES 2007-4
                                                     ISSUING ENTITY

                                   ----------

INVESTING IN THESE CERTIFICATES INVOLVES RISKS. YOU SHOULD NOT PURCHASE THESE CERTIFICATES UNLESS YOU FULLY UNDERSTAND THEIR RISKS AND STRUCTURE. SEE "RISK FACTORS" BEGINNING ON PAGE S-17 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 1 OF THE ATTACHED PROSPECTUS.

These certificates will be beneficial interests in a trust fund and will be backed only by the assets of the issuing entity. Neither these certificates nor the assets of the issuing entity will be obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated, LaSalle Bank National Association, Home Loan Services, Inc. or any of their affiliates. These certificates will not be insured or guaranteed by any governmental agency or any other entity.

Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 will issue twenty classes of certificates, eighteen of which are offered by this prospectus supplement and the attached prospectus. The table on page S-4 identifies the various classes of offered certificates and specifies certain characteristics of each such class, including the class's initial certificate principal balance, pass-through rate and rating.

Principal and interest will be payable monthly, as described in this prospectus supplement. The first distribution date will be July 25, 2007. Credit enhancement for the offered certificates includes excess interest, overcollateralization, and subordination. In addition, the issuing entity and supplemental interest trust will own three interest rate corridor contracts and an interest rate swap agreement, respectively, purchased for the benefit of the offered certificates. The interest rate swap agreement and the interest rate corridor contracts will each be provided by Bear Stearns Financial Products Inc. in its capacity as swap counterparty or cap contract counterparty.

The trust fund will consist primarily of fixed rate and adjustable rate, sub-prime mortgage loans secured by first liens on real properties that were originated or acquired by First Franklin Financial Corporation.

The certificates offered by this prospectus supplement will be purchased by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter, from Merrill Lynch Mortgage Investors, Inc., as depositor, and are being offered by the underwriter from time to time for sale to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriter has the right to reject any order. Proceeds to Merrill Lynch Mortgage Investors, Inc. from the sale of these certificates will be approximately 99.502% of their initial principal balance before deducting expenses, which are estimated at $600,000. See "Method of Distribution" in this prospectus supplement.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT AND THE ATTACHED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               MERRILL LYNCH & CO.

            The date of this prospectus supplement is June 25, 2007.

             WHERE TO FIND INFORMATION IN THIS PROSPECTUS SUPPLEMENT
                           AND THE ATTACHED PROSPECTUS

     Information about the offered certificates is contained in (a) the attached prospectus, which provides general information, some of which may not apply to the certificates; and (b) this prospectus supplement, which describes the specific terms of the certificates.

     This prospectus supplement and the attached prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the attached prospectus identify the pages where those sections are located.

     In this prospectus supplement, the terms "Depositor," "we," "us" and "our" refer to Merrill Lynch Mortgage Investors, Inc.

                           FOR EUROPEAN INVESTORS ONLY

     In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

     (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized, or regulated, whose corporate purpose is solely to invest in securities;

     (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (E) 43,000,000 and (3) an annual net turnover of more than (E) 50,000,000, as shown in its last annual or consolidated accounts; or

     (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

     For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

 TO UNDERSTAND THE STRUCTURE OF THESE CERTIFICATES, YOU MUST READ CAREFULLY BOTH
    THE ATTACHED PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN THEIR ENTIRETY.

                                TABLE OF CONTENTS

The Series 2007-4 Certificates ........................................      S-4
Summary Information ...................................................      S-5
Risk Factors ..........................................................     S-17
Forward-Looking Statements ............................................     S-30
Glossary ..............................................................     S-31
The Mortgage Pool .....................................................     S-31
   General ............................................................     S-31
   Mortgage Loans .....................................................     S-35
Underwriting Guidelines ...............................................     S-35
   General ............................................................     S-35
   First Franklin Financial's Portfolio and Underwriting Guidelines ...     S-35
   Pending Proceedings ................................................     S-39
Transaction Parties ...................................................     S-39
   The Sponsor ........................................................     S-39
   The Depositor ......................................................     S-40
   The Issuing Entity .................................................     S-40
   The Servicer .......................................................     S-41
   The Trustee ........................................................     S-43
   The Cap Contract Counterparty and the Swap Counterparty ............     S-45
Affiliates and Related Transactions ...................................     S-45
Static Pool Information ...............................................     S-46
Administration of the Issuing Entity ..................................     S-46
   Servicing and Administrative Responsibilities ......................     S-46
   Trust Accounts .....................................................     S-48
   Flow of Payments ...................................................     S-49
Servicing of the Mortgage Loans .......................................     S-50
   General ............................................................     S-50
   Servicing Compensation and Payment of Expenses .....................     S-50
   Adjustment to Servicing Fee in Connection with Certain Prepaid
      Mortgage Loans ..................................................     S-50
   Advances ...........................................................     S-51
   Loss Mitigation Procedures .........................................     S-52
   Evidence as to Compliance ..........................................     S-52
   Custody of the Mortgage Files ......................................     S-53
   Pledge of Servicing Rights .........................................     S-53
Description of the Certificates .......................................     S-54
   General ............................................................     S-54
   Book-Entry Certificates ............................................     S-55
   Payments on Mortgage Loans; Accounts; Supplemental Interest Trust ..     S-59
   Distributions ......................................................     S-60
   Example of Distributions ...........................................     S-64
   Fees and Expenses of the Trust Fund ................................     S-65
   Overcollateralization Provisions ...................................     S-66
   Distributions from the Supplemental Interest Trust .................     S-67
   Subordination of the Distributions of the Subordinate
      Certificates ....................................................     S-68
   Corridor Contracts .................................................     S-69
   Swap Agreement .....................................................     S-71
   Calculation of One-Month LIBOR .....................................     S-74
   Reports to Certificateholders ......................................     S-75
   Additional Rights of the Holder of the Class R Certificate .........     S-77
   Restrictions on Transfer of the Class R Certificate ................     S-77
The Pooling and Servicing Agreement ...................................     S-78
   General ............................................................     S-78
   The Issuing Entity .................................................     S-78
   Assignment of Mortgage Loans .......................................     S-79
   Amendment ..........................................................     S-80
   Optional Termination ...............................................     S-80
   Events of Default ..................................................     S-81
   Rights upon Event of Default .......................................     S-81
   The Trustee ........................................................     S-82
   Indemnification and Limitation of Liability ........................     S-82
   Special Servicing Agreements .......................................     S-83
Yield, Prepayment and Maturity Considerations .........................     S-83
   General ............................................................     S-83
   Prepayments and Yields for the Certificates ........................     S-84
   Hypothetical Available Funds Cap Table .............................    S-109
   Additional Information .............................................    S-111
Federal Income Tax Consequences .......................................    S-111
   Taxation of the Basis Risk Arrangements ............................    S-112
   Original Issue Discount and Amortizable Bond Premium ...............    S-113
   Special Tax Attributes of the Offered Certificates .................    S-114
   Prohibited Transactions Tax and Other Taxes ........................    S-114
   Class R Certificate ................................................    S-115
Tax Return Disclosure Requirements ....................................    S-116
State Taxes ...........................................................    S-116
ERISA Considerations ..................................................    S-117
Legal Investment ......................................................    S-120
Use of Proceeds .......................................................    S-120
Method of Distribution ................................................    S-120
Legal Matters .........................................................    S-121
Ratings ...............................................................    S-121
Glossary of Defined Terms .............................................    S-123
ANNEX I ...............................................................    A-I-1
   Global Clearance, Settlement and Tax Documentation Procedures ......    A-I-1
   Initial Settlement .................................................    A-I-1
   Secondary Market Trading ...........................................    A-I-1
   Certain U.S. Federal Income Tax Documentation Requirements .........    A-I-3
Annex II ..............................................................   A-II-1

                         THE SERIES 2007-4 CERTIFICATES

                                 CLASS 1-A            CLASS 2-A1           CLASS 2-A2           CLASS 2-A3           CLASS 2-A4
                            -------------------  -------------------  -------------------  -------------------  -------------------
Initial Certificate
   Principal Balance (1):       $509,625,000         $325,283,000         $171,764,000         $182,548,000         $67,580,000
Pass-Through Rate:          LIBOR +0.140%(2)(3)  LIBOR +0.060%(2)(3)  LIBOR +0.120%(2)(3)  LIBOR +0.160%(2)(3)  LIBOR +0.250%(2)(3)
ERISA Eligible (5):                  Yes                  Yes                  Yes                  Yes                 Yes
First Principal
   Distribution Date (6):          07/2007              07/2007              02/2009              10/2009             05/2013
Weighted Average Life At
   Issuance:
   to call (yrs.) (6):              2.36                 1.00                 2.00                 3.50                 6.50
   to maturity (yrs.) (6):          2.57                 1.00                 2.00                 3.50                 8.64
Expected Maturity
   (to call) (6):                  01/2014              02/2009              10/2009              05/2013             01/2014
Expected Maturity
   (to maturity) (6):              07/2023              02/2009              10/2009              05/2013             03/2023
Last Scheduled
   Distribution Date(7):           07/2037              07/2037              07/2037              07/2037             07/2037
Interest Accrual
   Method (8):                   Actual/360           Actual/360           Actual/360           Actual/360           Actual/360
Payment Delay:                     0 days               0 days               0 days               0 days               0 days
Record Date (9)                      RD                   RD                   RD                   RD                   RD
Minimum Denominations (10)         $25,000              $25,000              $25,000              $25,000             $25,000
Incremental Denominations            $1                   $1                   $1                   $1                   $1
Anticipated Ratings
   (Moody's/S&P):                 Aaa/AAA              Aaa/AAA              Aaa/AAA              Aaa/AAA              Aaa/AAA
CUSIP:                           59025C AA8           59025C AB6           59025C AC4           59025C AD2           59025C AE0

                                 CLASS 1-M1           CLASS 2-M1           CLASS 1-M2           CLASS 2-M2           CLASS 1-M3
                            -------------------  -------------------  -------------------  -------------------  -------------------
Initial Certificate
   Principal Balance (1):       $34,062,000          $49,938,000          $23,356,000          $34,244,000          $12,327,000
Pass-Through Rate:          LIBOR +0.250%(2)(4)  LIBOR +0.250%(2)(4)  LIBOR +0.260%(2)(4)  LIBOR +0.260%(2)(4)  LIBOR +0.290%(2)(4)
ERISA Eligible (5):                 Yes                  Yes                  Yes                  Yes                  Yes
First Principal
   Distribution Date (6):         01/2011              01/2011              11/2010              11/2010              10/2010
Weighted Average Life At
   Issuance:
   to call (yrs.) (6):              4.71                 4.72                 4.60                 4.61                 4.56
   to maturity (yrs.) (6):          5.20                 5.24                 5.07                 5.11                 5.00
Expected Maturity
   (to call) (6):                 01/2014              01/2014              01/2014              01/2014              01/2014
Expected Maturity
   (to maturity) (6):             07/2020              08/2020              08/2019              09/2019              11/2018
Last Scheduled
   Distribution Date(7):          07/2037              07/2037              07/2037              07/2037              07/2037
Interest Accrual
   Method (8):                   Actual/360           Actual/360           Actual/360           Actual/360           Actual/360
Payment Delay:                     0 days               0 days               0 days               0 days               0 days
Record Date (9)                      RD                   RD                   RD                   RD                   RD
Minimum Denominations (10)        $25,000              $25,000              $25,000              $25,000              $25,000
Incremental Denominations            $1                   $1                   $1                   $1                   $1
Anticipated Ratings
   (Moody's/S&P):                 Aa1/AA+              Aa1/AA+              Aa2/AA               Aa2/AA               Aa3/AA-
CUSIP:                           59025C AF7           59025C AG5           59025C AH3           59025C AJ9           59025C AK6

                                                CLASS 2-M3            CLASS M4             CLASS M5             CLASS M6
                                           -------------------  -------------------  -------------------  -------------------
Initial Certificate Principal Balance(1):      $18,073,000          $27,200,000          $23,200,000          $15,200,000
Pass-Through Rate:                         LIBOR +0.290%(2)(4)  LIBOR +0.380%(2)(4)  LIBOR +0.460%(2)(4)  LIBOR +0.700%(2)(4)
ERISA Eligible (5):                                 Yes                 Yes                  Yes                  Yes
First Principal Distribution Date (6):            10/2010             09/2010              09/2010              08/2010
Weighted Average Life At Issuance:
   to call (yrs.) (6):                             4.57                 4.54                 4.53                 4.51
   to maturity (yrs.) (6):                         5.03                 4.98                 4.93                 4.89
Expected Maturity (to call) (6):                  01/2014             01/2014              01/2014              01/2014
Expected Maturity (to maturity) (6):              11/2018             05/2018              10/2017              04/2017
Last Scheduled Distribution Date(7):              07/2037             07/2037              07/2037              07/2037
Interest Accrual Method (8):                    Actual/360           Actual/360           Actual/360           Actual/360
Payment Delay:                                    0 days               0 days               0 days               0 days
Record Date (9)                                     RD                   RD                   RD                   RD
Minimum Denominations (10)                        $25,000             $25,000              $25,000              $25,000
Incremental Denominations                           $1                   $1                   $1                   $1
Anticipated Ratings (Moody's/S&P):                Aa3/AA-              A1/A+                 A2/A                A3/A-
CUSIP:                                          59025C AL4           59025C AM2           59025C AN0           59025C AP5

                                                 CLASS B1             CLASS B2             CLASS B3              CLASS R
                                           -------------------  -------------------  -------------------  --------------------
Initial Certificate Principal Balance(1):       $17,600,000         $13,600,000           $21,600,000             $100
Pass-Through Rate:                         LIBOR +1.500%(2)(4)  LIBOR +2.050%(2)(4)  LIBOR +2.100%(2)(4)  LIBOR + 0.140%(2)(3)
ERISA Eligible (5):                                 Yes                 Yes                   Yes                  No
First Principal Distribution Date (6):            08/2010             08/2010               07/2010                N/A
Weighted Average Life At Issuance:
   to call (yrs.) (6):                             4.50                 4.50                 4.49
   to maturity (yrs.) (6):                         4.83                 4.78                 4.69                  N/A
Expected Maturity (to call) (6):                  01/2014             01/2014               01/2014                N/A
Expected Maturity (to maturity) (6):              11/2016             04/2016               10/2015                N/A
Last Scheduled Distribution Date(7):              07/2037             07/2037               07/2037                N/A
Interest Accrual Method (8):                    Actual/360           Actual/360           Actual/360           Actual/360
Payment Delay:                                    0 days               0 days               0 days               0 days
Record Date (9)                                     RD                   RD                   RD                   RD
Minimum Denominations (10)                        $25,000             $25,000               $25,000               $100
Incremental Denominations                           $1                   $1                   $1                   N/A
Anticipated Ratings (Moody's/S&P):               Baa1/BBB+            Baa1/BBB             Baa3/BBB-             NR/AAA
CUSIP:                                          59025C AQ3           59025C AR1           59025C AS9           59025C AV2

(1) The initial certificate principal balances shown above are subject to a permitted variance of plus or minus 10%.

(2) Subject to the related available funds cap and the related maximum rate cap. The pass-through rates for these certificates are one-month LIBOR plus the applicable pass-through margin. These pass-through rates are subject to adjustment and your pass-through rate may be lower. See "Description of the Certificates - Distributions - Distributions of Interest."

(3) If the optional termination does not occur on the first possible distribution date on which it could occur, the margin on each of the class 1-A, class 2-A1, class 2-A2, class 2-A3, class 2-A4 and class R certificates will increase to 2 times its respective margin shown above on the following distribution date.

(4) If the optional termination does not occur on the first possible distribution date on which it could occur, the margin on each class of the class 1-M1, class 2-M1, class 1-M2, class 2-M2, class 1-M3, class 2-M3, class M4, class M5, class M6, class B1, class B2 and class B3 certificates will increase to 1.5 times its respective margin shown above on the following distribution date.

(5) Certificates designated as ERISA Eligible may be acquired by employee benefit plans subject to Title I of ERISA and plans subject to Section 4975 of the Code, subject to the satisfaction of certain requirements. See "ERISA Considerations".

(6) The information set forth above regarding first principal distribution date, weighted average life at issuance and expected maturity is based on the modeling assumptions defined beginning on page S-149 and 20% HEP for the fixed rate mortgage loans or 100% PPC (a constant prepayment rate of 2% per annum in month 1, building linearly (rounded to the nearest hundredth of a percent) to a constant prepayment rate of 30% per annum in month 12, remaining constant at a constant prepayment rate of 30% per annum from month 13 up to and including month 22, then remaining constant at a constant prepayment rate of 50% per annum from month 23 up to and including month 27 and then remaining constant at a constant prepayment rate of 35% per annum in month 28 and thereafter) for the adjustable rate mortgage loans, as applicable, subject to a maximum prepayment speed of 95% CPR.

(7) The last scheduled distribution date is the latest maturity date for any mortgage loan plus one month.

(8) The interest rate index reset date for the offered certificates is two business days prior to the start of each interest accrual period.

(9) RD= For any distribution date, the last business day of the month preceding such distribution (or in the case of the first distribution date, the closing date).

(10) With respect to initial European investors only, the underwriter will only sell offered certificates in minimum total investment amounts of $100,000.

CREDIT ENHANCEMENT:

     Excess interest

     Overcollateralization

     Subordination

OVERCOLLATERALIZATION REQUIREMENTS:

     Initial overcollateralization amount: approximately 3.30% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date.

     Targeted overcollateralization amount: 3.30% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date.

     Stepdown overcollateralization amount: 6.60% of the current aggregate outstanding principal balance of the mortgage loans after the stepdown date.

     Minimum required overcollateralization amount: 0.50% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date.

                               SUMMARY INFORMATION

THIS SECTION BRIEFLY SUMMARIZES MAJOR CHARACTERISTICS OF THE CERTIFICATES AND THE MORTGAGE LOANS. IT DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO FULLY UNDERSTAND THE TERMS OF THE CERTIFICATES, YOU SHOULD READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE ATTACHED PROSPECTUS IN THEIR ENTIRETY.

                                PRINCIPAL PARTIES

                                 ISSUING ENTITY

Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4.

See "Transaction Parties--The Issuing Entity."

We are forming the issuing entity to own a pool of sub-prime residential mortgage loans secured by first liens on real properties. The issuing entity will contain both fixed rate mortgage loans and adjustable rate mortgage loans. Each class of certificates represents an interest in the issuing entity. The issuing entity is also referred to herein as the "trust fund."

                             ORIGINATOR AND SPONSOR

First Franklin Financial Corporation, an operating subsidiary of Merrill Lynch Bank & Trust Co., FSB, whose address is 2150 North First Street, San Jose, California 95131 and whose telephone number is (800) 464-8203, originated or acquired the mortgage loans and will sell the mortgage loans to the depositor.

First Franklin Financial Corporation is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underwriter, Merrill Lynch Mortgage Investors, Inc., the depositor, and Home Loan Services, Inc., the servicer.

See "Transaction Parties--The Sponsor," "Underwriting Guidelines" and "Affiliates and Related Transactions."

                                    DEPOSITOR

Merrill Lynch Mortgage Investors, Inc., a Delaware corporation whose address is 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 and whose telephone number is (212) 449-0357.

Merrill Lynch Mortgage Investors, Inc. will deposit the mortgage loans in the issuing entity. The depositor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underwriter, Home Loan Services, Inc., the servicer, and First Franklin Financial Corporation.

See "Transaction Parties--The Depositor" and "Affiliates and Related Transactions" in this prospectus supplement and "The Depositor" in the prospectus.

                                    SERVICER

Home Loan Services, Inc., a Delaware corporation, whose address is 150 Allegheny Center Mall, Pittsburgh, Pennsylvania 15212 and whose telephone number is (800) 346-6437.

The servicer is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underwriter, Merrill Lynch Mortgage Investors, Inc., the depositor, and First Franklin Financial Corporation.

See "Transaction Parties--The Servicer" and "Affiliates and Related
Transactions."

                                     TRUSTEE

LaSalle Bank National Association, a national banking association whose address is 135 South LaSalle Street, Suite 1511, Chicago, Illinois 60603 and whose telephone number is (312) 992-1816, will be the trustee pursuant to the pooling and servicing agreement.

See "Transaction Parties--The Trustee."

                 CAP CONTRACT COUNTERPARTY AND SWAP COUNTERPARTY

Bear Stearns Financial Products Inc., a Delaware corporation, whose address is 383 Madison Avenue, 36th Floor, New York, New York 10179 and whose telephone number is (212) 272-4009, is the cap contract counterparty and the swap counterparty. See "Transaction Parties--The Cap Contract Counterparty and the Swap Counterparty."

                                 RATING AGENCIES

Moody's Investors Services, Inc. and Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. will issue the ratings with respect to the certificates.

                                  NIMS INSURER

The NIMs Insurer, if any, may issue a financial guaranty insurance policy covering certain payments to be made on net interest margin securities to be issued by a separate trust and secured by all or a portion of two classes of certificates, the class C certificates and the class P certificates, that we are not offering pursuant to this prospectus supplement. In such event, the NIMs Insurer will be able to exercise rights in a manner which could adversely impact the certificateholders.

See "Risk Factors - Rights of the NIMs Insurer, if any, may negatively impact the offered certificates."

The following diagram illustrates the various parties involved in the transaction and their respective functions:

                                  (FLOWCHART)

                                 RELEVANT DATES

                                  CUT-OFF DATE

The cut-off date will be June 1, 2007.

                                  CLOSING DATE

The closing date will be on or about June 26, 2007.

                                DISTRIBUTION DATE

The 25th day of each month, beginning in July 2007. If the 25th day is not a business day, then the distribution date will be the next business day after the 25th day of the month.

                                   RECORD DATE

For any distribution date, the last business day of the month preceding the month of such distribution date (or, in the case of the first distribution date, the closing date).

                        FINAL SCHEDULED DISTRIBUTION DATE

The final scheduled distribution date for the offered certificates will be July 2037. The final scheduled distribution date has been determined by adding one month to the scheduled maturity of the latest maturing mortgage loan in the trust fund. The actual final distribution date for each class of offered certificates may be earlier or later, and could be substantially earlier, than the applicable final scheduled distribution date.

See "Yield, Prepayment and Maturity Considerations--Prepayments and Yields for the Certificates."

                         THE SERIES 2007-4 CERTIFICATES

Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 certificates represent ownership interests in the issuing entity, the assets of which will consist primarily of first lien, adjustable and fixed rate, fully amortizing, interest only and balloon sub-prime residential mortgage loans.

The certificates represent beneficial ownership interests in the underlying trust fund assets. The certificates will have the original certificate principal balance, pass-through rate and other features set forth in the table on page S-4. The issuing entity will issue the certificates under a pooling and servicing agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, LaSalle Bank National Association, as trustee, and Home Loan Services, Inc., as servicer.

Any collections on the mortgage loans will be used to pay fees to the servicer and the trustee, to make net swap payments (if any) owed to the swap counterparty and the swap termination payment (if any) owed to the swap counterparty (other than defaulted swap termination payments) and to make interest or principal payments on the certificates. All principal collections will be paid to one or more classes of the certificates offered through this prospectus supplement or to other classes of certificates that we are not offering by this prospectus supplement, based on the outstanding certificate principal balances and the remaining principal amount of the mortgage loans. Any interest collections in excess of the amount paid to holders of the offered certificates (either as interest or principal) and the servicer, and the amount, if any, paid to the swap counterparty, will be paid to the owners of the other classes of certificates that we are not offering by this prospectus supplement, which are entitled to receive those excess amounts.

Neither the class C certificates, which represent a subordinated interest in the assets of the issuing entity, nor the class P certificates, which represent the right to receive certain prepayment charges on the mortgage loans, are offered by this prospectus supplement.

See "Description of the Certificates--Distributions."

                             INTEREST DISTRIBUTIONS

Interest will accrue on each class of certificates at the pass-through rate for that class. Interest will accrue on the offered certificates from the prior distribution date (or the closing date, in the case of the first distribution date) to the day prior to the current distribution date.

The pass-through rates on each of the offered certificates will be subject to one of three available funds caps, as described in more detail herein. These available funds caps limit the pass-through rates on each of the offered certificates.

The pass-through rates on the class 1-A, class R, class 1-M1, class 1-M2 and class 1-M3 certificates (collectively, the "group one certificates") will be limited by reference to a rate determined by multiplying (a) 12, (b) an amount obtained by dividing the amount of interest due on the group one mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group one mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on the class 2-A1, class 2-A2, class 2-A3 and class 2-A4 certificates, which we refer to collectively herein as the "class 2-A certificates," and the class 2-M1, class 2-M2 and class 2-M3 certificates (together with the class 2-A certificates, the "group two certificates") will be limited by reference to a rate determined by multiplying (a) 12, (b) an amount obtained by dividing the amount of interest due on the group two mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group two mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on each of the class M4, class M5 and class M6 certificates, which we refer to collectively, with the class M1, class M2 and class M3 certificates, as the "class M certificates," and the class B1, class B2 and class B3 certificates, which we refer to collectively herein as the "class B certificates," will be limited by reference to a rate determined by the weighted average of the available funds cap for the group one certificates and the available funds cap for the group two certificates (weighted in proportion to the results of subtracting from the aggregate stated principal balance of each mortgage group, the current certificate principal balance of the group one certificates, in the case of group one, or the group two certificates, in the case of group two).

Shortfalls arising from the application of an available funds cap or a maximum rate cap (described below), subject to certain limitations based upon one-month LIBOR, the upper collar on the related corridor contract and net swap payments received from the swap counterparty, will be carried over on a subordinated basis with accrued interest at the then applicable pass-through rate and paid from excess cashflow in a later distribution, subject to the related maximum rate cap and available funds cap, if available.

As described below, the issuing entity will own three interest rate corridor contracts. Amounts received on the group one corridor contract will only be available to make payments on the group one certificates, amounts received on the group two corridor contract will only be available to make payments on the group two certificates and amounts received on the class M4, class M5, class M6 and class B Certificate corridor contract will only be available to make payments on the class M4, class M5, class M6 and class B certificates, in each case to the extent of the interest shortfall on such certificates attributable to the related available funds cap or maximum rate cap subject to certain limitations based upon one-month LIBOR (as determined under the related corridor contract), the upper collar on the related corridor contract and net swap payments received from the swap counterparty (other than any such shortfalls attributable to the fact that losses are not allocated to the class A certificates after the class M and class B certificates have been reduced to zero).

See "Description of the Certificates--Distributions--Distributions of Interest."

Any excess of the amount received on the related corridor contract over the amount needed to pay such shortfalls on the related classes of offered certificates arising as a result of the related available funds cap (other than such shortfalls arising from the fact that the pooling and servicing agreement does not provide for the reduction of the principal balance of the class A certificates as a result of realized losses) will be distributed to the class C certificates (which are not offered pursuant to this prospectus supplement).

The pass-through rates on each of the offered certificates will also be subject to one of three maximum interest rate caps. The pass-through rates on the group one certificates will be limited by reference to a rate determined by multiplying (a) 12, (b) an amount obtained by dividing the amount of interest that would be due on the group one mortgage loans had the group one adjustable rate mortgage loans provided for interest at their net maximum lifetime rates and the group one fixed rate mortgage loans provided for interest at their net mortgage rates, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group one mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on the group two certificates will be limited by reference to a rate determined by multiplying (a) 12, (b) an amount obtained by dividing the amount of interest that would be due on the group two mortgage loans had the group two adjustable rate mortgage loans provided for interest at their net maximum lifetime rates and the group two fixed rate mortgage loans provided for interest at their net mortgage rates, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group two mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.

The pass-through rates on the class M4, class M5, class M6 and class B certificates will be limited by reference to a rate determined by the weighted average of the maximum rate cap for the group one certificates and the maximum rate cap for the group two certificates (weighted in proportion to the results of subtracting from the aggregate stated principal balance of each mortgage group, the current certificate principal balance of the group one certificates, in the case of group one, or the group two certificates, in the case of group two). Any interest shortfall due to the related maximum rate cap will not be reimbursed, except under limited circumstances described herein.

See "Description of the Certificates--Distributions--Distributions of Interest."

                             PRINCIPAL DISTRIBUTIONS

Principal payments to the certificates will generally reflect principal collections on the mortgage loans in the trust fund. The group one certificates will generally receive principal collected on the group one mortgage loans. The group two certificates will generally receive principal collected on the group two mortgage loans. The class M4, M5, class M6 and class B certificates will generally receive principal collected on both groups of mortgage loans. Principal payments will also include a portion of interest collections to the extent necessary to maintain or restore overcollateralization to the required level, as described below. See "Description of the Certificates--Distributions--Distributions of Principal."

On each distribution date prior to the stepdown date or on which a stepdown trigger event is in effect, distributions will be made from the portion of the available funds allocable to principal payments on the mortgage loans (as further described in "Description of the Certificate--Distributions--Distributions of Principal" in this prospectus supplement), (i) first, to the class A certificates until their respective principal balances have been reduced to zero, and (ii) second, to the class M1, class M2, class M3, class M4, class M5, class M6, class B1, class B2 and class B3 certificates in that order, until their respective principal balances have been reduced to zero.

On each distribution date on and after the stepdown date and on which a stepdown trigger event is not in effect, distributions will be made from the portion of the available funds allocable to the principal payments on the mortgage loans (as further described in "Description of the Certificate--Distributions--Distributions of Principal" in this prospectus supplement), (i) first, to the class A certificates, the lesser of the portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for the class A certificates until their respective principal balances have been reduced to zero and (ii) second, to each of the class M1, class M2, class M3, class M4, class M5, class M6, class B1, class B2 and class B3 certificates, in that order, in each case, the lesser of the remaining portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for that class of certificates (each as further described in "Description of the Certificate--Distributions--Distributions of Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero.

The "stepdown date" is defined in this prospectus supplement and generally means the earlier to occur of (a) the date on which the aggregate principal balances of the class A certificates have been reduced to zero and (b) the later to occur of (i) the distribution date in July 2010 and (ii) the first distribution date on which the subordination below the class A certificates is greater than or equal to 42.90% of the aggregate stated principal balance of the mortgage loans for that distribution date.

See "Description of the Certificates--Distributions--Distributions of Principal."

The stepdown trigger event is defined in this prospectus supplement and generally means with respect to any distribution date on or after the stepdown date, the circumstances in which (i) the unpaid principal balance of mortgage loans that are 60 days or more delinquent or (ii) the aggregate amount of realized losses incurred since the cut-off date, in each case, exceeds the applicable percentages described in the definition of "stepdown trigger event" included in this prospectus supplement.

See "Description of the Certificates--Distributions--Distributions of Principal."

                               CORRIDOR CONTRACTS

The issuing entity will own three interest rate corridor contracts purchased for the benefit of the group one certificates; the group two certificates; and the class M4, class M5, class M6 and class B certificates. Each of the corridor contracts will be provided by Bear Stearns Financial Products Inc. and will terminate immediately following the distribution date in December 2007. Each corridor contract will have a notional balance on each distribution date equal to the lesser of (x) the aggregate certificate principal balance of the related certificates and (y) the amount determined according to the schedules described in this prospectus supplement under the heading "Description of the Certificates--Corridor Contracts" until it is terminated. The issuing entity will receive a payment under each corridor contract with respect to any distribution date on which one-month LIBOR (as determined under the related corridor contract) exceeds the related lower collar with respect to such distribution date shown in the tables beginning on page S-70. Payments received on the corridor contracts will be available to make payments to the holders of the related offered certificates only in respect of interest shortfalls on such certificates attributable to the related available funds cap or maximum rate cap (other than any such shortfalls attributable to the fact that losses are not allocated to the class A certificates after the class M and class B certificates have been reduced to zero). Any amounts received on the corridor contracts on a distribution date that are not used to pay such shortfalls on such distribution date will be distributed to the holders of the class C certificates (which are not being offered pursuant to this prospectus supplement).

                          INTEREST RATE SWAP AGREEMENT

On the closing date, the supplemental interest trust trustee, on behalf of the supplemental interest trust, will enter into an interest rate swap agreement with the swap counterparty, for the benefit of the supplemental interest trust.

Under the interest rate swap agreement, with respect to each distribution date during the period beginning on the distribution date in January 2008 and terminating immediately following the distribution date in June 2012, the supplemental interest trust will pay to the swap counterparty a fixed payment at a per annum rate as set forth in the table beginning on page S-72, calculated on the basis of a 360-day year assumed to consist of twelve 30-day months and the interest rate swap counterparty will pay to the supplemental interest trust a floating payment at a rate of one-month LIBOR (as determined under the interest rate swap agreement), calculated on the basis of a 360-day year and the actual number of days elapsed in the accrual period, in each case calculated based on the scheduled notional amount set forth in the table beginning on page S-72 in this prospectus supplement for that distribution date. To the extent that the fixed payment exceeds the floating payment payable with respect to any such distribution date, amounts otherwise available for distributions on the certificates will be applied one business day preceding that distribution date to make a net payment to the swap counterparty, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of those distribution dates, the swap counterparty will make a net payment to the supplemental interest trust one business day preceding that distribution date.

Any net amounts received by or paid out from the supplemental interest trust under the interest rate swap agreement will either increase or reduce the amount available to make distributions on the certificates, as described under "Description of the Certificates--Distributions from the Supplemental Interest Trust." The interest rate swap agreement is scheduled to terminate immediately following the distribution date in June 2012.

See "Description of the Certificates--Swap Agreement" and "--Distributions from the Supplemental Interest Trust."

                                  DENOMINATIONS

The issuing entity will issue the offered certificates (other than the class R certificate) in minimum denominations of $25,000 in original principal amount and integral multiples of $1 in excess of $25,000. A single class R certificate will be issued in definitive form in a $100 denomination.

                             BOOK-ENTRY REGISTRATION

The issuing entity will initially issue the offered certificates (other than the class R certificate) in book-entry form. You may elect to hold your interest in the certificates through The Depository Trust Company in the United States, or Clearstream Banking, societe anonyme or the Euroclear Bank, S.A./N.V. in Europe, or indirectly through participants in these systems.

You will not be entitled to receive a definitive certificate representing your interest except under limited circumstances.

See "Description of the Certificates--Book-Entry Certificates" in this prospectus supplement and "Description of the Securities" in the prospectus.

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The sponsor will make certain representations and warranties to the depositor concerning the mortgage loans. Those representations and warranties will be assigned by the depositor to the trustee for the benefit of certificateholders under the pooling and servicing agreement. Such representations and warranties will include that none of the mortgage loans in the trust fund will be "high cost" loans under applicable federal, state or local anti-predatory or anti-abusive lending laws.

Following the discovery of a breach of any representation or warranty that materially and adversely affects the value of the mortgage loan, or receipt of notice of that breach, the sponsor will be required either to (1) cure that breach, (2) repurchase the affected mortgage loan from the issuing entity or (3) in certain circumstances, substitute another mortgage loan for the affected mortgage loan.

In order to substitute a new mortgage loan for a mortgage loan that has been removed from the trust fund because of a breach of a representation or warranty,
(a) substitution must take place within two years from the closing date and (b) a mortgage loan that is materially similar to the deleted mortgage loan must be available for substitution.

See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans".

                                FEES AND EXPENSES

Before distributions are made on the certificates, the servicer will be paid a monthly fee calculated as 0.500% per annum on the total stated principal balance of the mortgage loans (subject to reduction as described in this prospectus supplement). The servicer will also be entitled to investment earnings on, and other benefits arising from, the collection and escrow accounts and certain other fees.

The trustee will receive investment earnings on and other benefits arising from the certificate account.

Expenses of and other amounts due to the servicer and the trustee will be reimbursed before payments are made on the certificates.

See "Description of the Certificates--Fees and Expenses of the Trust Fund."

                               CREDIT ENHANCEMENT

Credit enhancement is intended to reduce the harm caused to holders of the certificates as a result of shortfalls in payments received and losses realized on the mortgage loans. The credit enhancement for the certificates will consist of excess interest, overcollateralization and subordination described in this prospectus supplement.

Excess Interest and Overcollateralization. The overcollateralization amount is the excess of the aggregate outstanding principal balance of the mortgage loans over the aggregate principal balance of the offered certificates. On the closing date, the overcollateralization amount will equal approximately 3.30% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date. Generally, because more interest is required to be paid by the mortgagors than is necessary to pay the interest accrued on the certificates and the expenses of the issuing entity, including any net swap payments (if any) owed to the swap counterparty, there is expected to be excess interest each month. On each distribution date, the issuing entity will apply some or all of the excess interest as a principal payment on the most senior class or classes of certificates then outstanding until the overcollateralization target is reached, resulting in a limited acceleration of amortization of the offered certificates relative to the amortization of the mortgage loans. Once the overcollateralization target amount is reached, the acceleration feature will cease. If thereafter the overcollateralization amount is reduced below the targeted overcollateralization amount as a result of losses on the mortgage loans, the issuing entity will again apply some or all of this excess interest as principal payments on the most senior classes of certificates then outstanding until the overcollateralization target is restored, again resulting in a limited acceleration of amortization of the offered certificates relative to the mortgage loans. This acceleration feature is intended to restore the required level of overcollateralization. Once the required level of overcollateralization is restored, the acceleration feature will again cease, unless it becomes necessary again to maintain the required level of overcollateralization. The actual level of overcollateralization may increase or decrease over time. This could result in a temporarily faster or slower amortization of the certificates. See "Description of the Certificates--Overcollateralization Provisions."

Subordination. The rights of the holders of the more junior classes of certificates to receive distributions will be subordinated to the rights of the holders of the more senior classes of certificates to receive distributions.

In general, the protection afforded the holders of more senior classes of certificates by means of this subordination will be effected in two ways:

     - by the preferential right of the holders of the more senior classes to receive, prior to any distribution being made on any distribution date to the holders of the more junior classes of certificates, the amount of interest and principal due on the more senior classes of certificates and, if necessary, by the right of the more senior holders to receive future distributions on the mortgage loans that would otherwise have been allocated to the holders of the more junior classes of certificates; and

     - by the allocation to the more junior classes of certificates (in inverse order of seniority and pro rata, based on relative principal balances, within each numerical designation with respect to the class M1, class M2 and class M3 certificates) of losses resulting from the liquidation of defaulted mortgage loans or the bankruptcy of mortgagors prior to the allocation of these losses to the more senior classes of certificates, until their respective certificate principal balances have been reduced to zero.

See "Description of the Certificates--Subordination of the Payment of the Subordinate Certificates."

The chart below summarizes the relative seniority of the various classes of certificates and indicates the initial level of credit support provided to the various classes of certificates which assumes that the targeted overcollateralization amount has been reached. The initial level of credit support includes the initial overcollateralization level of approximately 3.30%.

                                    INITIAL
                                     CREDIT
CLASS(ES)       CREDIT SUPPORT      SUPPORT
---------   ---------------------   -------
A           class M1,                21.45%
            class M2,
            class M3,
            class M4,
            class M5,
            class M6,
            class B1,
            class B2,
            class B3
M1          class M2,                16.20%
            class M3,
            class M4,
            class M5,
            class M6,
            class B1,
            class B2,
            class B3
M2          class M3,                12.60%
            class M4,
            class M5,
            class M6,
            class B1,
            class B2,
            class B3
M3          class M4,                10.70%
            class M5,
            class M6,
            class B1,
            class B2,
            class B3
M4          class M5,                 9.00%
            class M6,
            class B1,
            class B2,
            class B3
M5          class M6,                 7.55%
            class B1,
            class B2,
            class B3
M6          class B1,                 6.60%
            class B2,
            class B3
B1          class B2,                 5.50%
            class B3
B2          class B3                  4.65%
B3          Overcollateralization     3.30%

                              OPTIONAL TERMINATION

Subject to restrictions described in this prospectus supplement, before the first distribution date after the distribution date on which the aggregate unpaid principal balance of the mortgage loans is reduced to less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date, the servicer may purchase all of the mortgage loans (and any real estate owned property) in the issuing entity, which would result in the termination of the issuing entity. Any such purchase will only occur at a price equal to the sum of (i) the aggregate outstanding principal balance of the mortgage loans (or if such mortgage loan is an REO property, the fair market value of such REO property), plus accrued interest thereon through the due date preceding distribution of the proceeds, (ii) any unreimbursed fees and out-of-pocket costs and expenses and indemnity amounts owed to the trustee or the servicer and all unreimbursed advances and servicing advances, (iii) any unreimbursed costs, penalties and/or damages incurred by the issuing entity in connection with any violation relating to any of the mortgage loans of any predatory or abusive lending law and (iv) any swap termination payment, other than a defaulted swap termination payment, owed to the swap counterparty. If the sevicer fails to exercise its option to to purchase all of the mortgage loans, then the NIMs insurer, if any, will have the right to purchase the mortgage loans at the purchase price.

See "The Pooling and Servicing Agreement--Optional Termination" for more information.

                              EXCHANGE ACT FILINGS

The issuing entity will file Distribution Reports on Form 10-D, Annual Reports on Form 10-K and (if applicable) Current Reports on Form 8-K with the Securities and Exchange Commission (the "Commission") regarding the certificates, to the extent, and for such time, as it shall be required to do so under the Securities Exchange Act of 1934, as amended. Such reports will be filed under the name "Merrill Lynch Mortgage Investors, Inc" (Commission file no. 333-140436). Members of the public may read and copy any materials filed with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 205449. Members of the public may obtain information regarding the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that internet site is http://www.sec.gov.

                                LEGAL INVESTMENT

Generally, the offered certificates that are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended. The other offered certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended. We make no representation as to the appropriate characterization of the offered certificates under any laws relating to investment restrictions. You should consult your own counsel as to whether you have the legal authority to invest in these securities.

See "Risk Factors--Certain of the offered certificates lack SMMEA eligibility and may lack liquidity, which may limit your ability to resell the certificates" in this prospectus supplement and "Legal Investment" in this prospectus supplement and the prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the trust fund, other than the corridor contract account, rights to receive payments on the corridor contracts, the interest rate swap agreement, the supplemental interest trust and the rights to receive prepayment charges, will elect to be treated as multiple real estate mortgage investment conduits ("REMICs") in a tiered structure. For federal income tax purposes, the offered certificates (other than the class R certificate) will represent ownership of regular interests in a REMIC and the right to receive, and the obligation to make, payments under certain non-REMIC contracts. To the extent that the offered certificates (other than the class R certificate) represent regular interests in a REMIC, they will generally be treated as debt instruments for federal income tax purposes. Holders of offered certificates will be required to include in income all interest and original issue discount on the portion of their offered certificates that represents a regular interest in a REMIC, in accordance with the accrual method of accounting. See "Federal Income Tax Consequences" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus for a discussion of the federal income tax treatment of a holder of a regular interest in a REMIC and for a discussion of the federal income tax consequences associated with the deemed rights to receive, and the obligation to make, payments under the non-REMIC contracts.

For federal income tax purposes, the class R certificate will represent the residual interest in each of the REMICs included in the trust fund and the right to receive, and the obligation to make, payments under certain non-REMIC contracts. The class R certificate will not be treated as a debt instrument for federal income tax purposes. The beneficial owner of the class R certificate will be required to include the taxable income or loss of the REMICs in determining its taxable income. All or most of the taxable income of the REMICs includable by the beneficial owner of the class

R certificate will be treated as "excess inclusion" income which is subject to special limitations for federal income tax purposes. As a result of this tax treatment, the after-tax return on the class R certificate may be significantly lower than would be the case if the class R certificate were taxed as a debt instrument, or may be negative.

See "Federal Income Tax Consequences--Class R Certificate."

Additionally, the class R certificate will be treated as a "noneconomic residual interest" for tax purposes and, as a result, certain transfers of the class R certificate may be disregarded for federal income tax purposes, with the transferor continuing to have tax liabilities for the transferred certificates.

See "Description of the Certificates--Restrictions on Transfer of the Class R Certificate" and "Federal Income Tax Consequences--Class R Certificate" in this prospectus supplement and "Material Federal Income Tax Consequences--Tax-Related Restrictions on Transfers of REMIC Residual Certificates" in the prospectus.

                              ERISA CONSIDERATIONS

Under current law, in general, the offered certificates (other than the class R certificate) will be eligible for acquisition by retirement or other employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. However, prior to the termination of the interest rate swap agreement, such employee benefit plans or plans subject to Section 4975 may not acquire the offered certificates unless such acquisition and holding will not constitute or result in a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code. Prospective investors should consult with legal counsel regarding the consequences of the acquisition and holding of the offered certificates by such a retirement or other employee benefit plan.

See "ERISA Considerations" herein and in the prospectus.

                                     RATINGS

Moody's Investors Services, Inc. and Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., will issue the ratings with respect to the offered certificates.

The offered certificates are required to receive the ratings indicated under the heading "Anticipated Ratings" in the chart shown on page S-4 of this prospectus supplement.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by any rating agency. The ratings on the certificates address the likelihood of the receipt by holders of the certificates of all distributions on the underlying mortgage loans to which they are entitled. They do not represent any assessment of the likelihood or rate of principal prepayments or the likelihood that any interest carry forward amount will be paid.

See "Ratings."

                               THE MORTGAGE LOANS

The mortgage loans will be secured by mortgages, deeds of trust and other security instruments, all of which are referred to in this prospectus supplement as mortgages.

The statistical information on the mortgage loans presented herein, including the following table, is based on a statistical pool of mortgage loans having a total stated principal balance of approximately $1,682,285,442 as of June 1, 2007. It is expected that the final mortgage pool delivered to the issuing entity on the closing date will have a total stated principal balance of approximately $1,600,000,024. As a result, the characteristics in the final mortgage pool as of the closing date will vary from those presented in this prospectus supplement. However, such variance shall not be material.

We will divide the mortgage loans into two separate groups referred to as group one and group two. Group one will consist of first lien, fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $417,000 if a single-unit property (or $625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property (or $1,202,925 if the property is located in Hawaii or Alaska). Group two will consist of first lien, fixed rate and adjustable rate mortgage loans that had a principal balance at origination that may or may not conform to the criteria specified above for mortgage loans included in group one.

When we refer to percentages of mortgage loans in the following tables, we are describing the percentage of the aggregate principal balance of the statistical pool of mortgage loans as of June 1, 2007, based on the total stated principal balance of approximately $1,682,285,442. The sum of the percentages may not equal 100.00% due to rounding.

For additional information on the mortgage loans, see "The Mortgage Pool" and "Annex II--The Mortgage Loans."

                                THE MORTGAGE POOL

                    STATISTICAL MORTGAGE LOAN CHARACTERISTICS

Number of mortgage loans                                       7,936
Aggregate outstanding principal balance               $1,682,285,442
Percentage of mortgage loans with prepayment
   charges at origination                                      69.20%
Weighted average prepayment term at origination for
   loans with prepayment charges (in months)                      26

                                                      AVERAGE OR
                                                   WEIGHTED AVERAGE           RANGE
                                                   ----------------   ---------------------
Outstanding principal balance(1)                       $211,982       $33,399 to $1,300,000
Original principal balance(1)                          $211,992       $33,500 to $1,300,000
Current mortgage rates(2)                                 8.785%       5.350% to 13.400%
Original loan-to-value ratio(2)                           85.30%       15.06% to 100.00%
Stated remaining term to maturity (in months)(2)            359           179 to 360
Credit score(2)                                             640           540 to 809
Maximum mortgage rates(2)(3)                             14.734%      11.350% to 19.050%
Minimum mortgage rates(2)(3)                              8.734%       5.350% to 13.050%
Gross margin(2)(3)                                        5.731%       2.750% to 6.750%
Initial rate cap(2)(3)                                    2.990%       1.000% to 3.000%
Periodic rate cap(2)(3)                                   1.000%       1.000% to 1.000%
Months to roll(2)(3)                                         26             5 to 60

----------
(1)  Indicates average.

(2)  Indicates weighted average.

(3)  Adjustable rate mortgage loans only.

                                  RISK FACTORS

NATURE OF SUB-PRIME MORTGAGE LOANS MAY INCREASE RISK OF LOSS

     Some of the mortgage loans may be of sub-prime credit quality; i.e., they do not meet the customary credit standards of Freddie Mac and Fannie Mae. Delinquencies and liquidation proceedings are more likely with these mortgage loans than with mortgage loans that satisfy such credit standards. In the event these mortgage loans do become delinquent or subject to liquidation, you may face delays in receiving payment and may suffer losses if the credit enhancements are insufficient to cover the delays and losses.

RECENT DEVELOPMENTS IN THE RESIDENTIAL MORTGAGE MARKET MAY ADVERSELY AFFECT THE MARKET VALUE OF THE CERTIFICATES

     Investors should note that the residential mortgage market in the United States has recently encountered a variety of difficulties and changed economic conditions that may adversely affect the performance or market value of your certificates.

     In recent months, delinquencies and losses with respect to residential mortgage loans generally have increased and may continue to increase, particularly in the subprime sector. In addition, in recent months residential property values in many states have declined or remained stable, after extended periods during which those values appreciated. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally, especially with respect to second homes and investor properties, and with respect to any residential mortgage loans where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property values.

     Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance, and in addition many mortgage loans have prepayment charges that inhibit refinancing. Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their mortgage loans. These events, alone or in combination, may contribute to higher delinquency rates. These general market conditions may affect the performance of the mortgage loans backing your certificates and, even if they do not affect performance, may adversely affect the market value of your certificates.

VALUE OF THE MORTGAGE LOANS MAY BE AFFECTED BY, AMONG OTHER THINGS, A DECLINE IN REAL ESTATE VALUES, WHICH MAY RESULT IN LOSSES ON THE OFFERED CERTIFICATES

     No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values so that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, in the mortgage pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In some areas of the United States, real estate values have risen at a greater rate in recent years than in the past. In particular, mortgage loans with high principal balances or high loan-to-value ratios will be affected by any decline in real estate values. Real estate values in any area of the country may be affected by several factors, including population trends, mortgage interest rates, and the economic well-being of that area. Any decrease in the value of the mortgage loans may result in the allocation of losses which are not covered by credit enhancement to the offered certificates or notes.

THE OVERCOLLATERALIZATION PROVISIONS OF THE TRUST FUND WILL AFFECT THE YIELDS TO MATURITY OF THE CERTIFICATES

     The overcollateralization provisions of the trust fund will affect the weighted average lives of the certificates and consequently the yields to maturity of the certificates. To the extent necessary to maintain the required amount of overcollateralization, net monthly excess interest will be applied as distributions of principal to the most senior class or classes of certificates then outstanding. This application of net monthly excess interest will continue until the required level of overcollateralization is reached (and will resume thereafter if the overcollateralization level is reduced below the required level due to losses on the mortgage loans) and will have the effect of reducing the weighted average lives of the certificates. The actual required amount of overcollateralization may change from distribution date to distribution date, producing uneven distributions of accelerated payments in respect of principal under these circumstances. We cannot predict whether, or to what degree, it will be necessary to apply net monthly excess interest as distributions of principal in order to maintain the required amount of overcollateralization.

     Net monthly excess interest generally is the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the offered certificates, any net swap payments or swap termination payment to the swap counterparty and the issuing entity expenses. Mortgage loans with higher interest rates will contribute more interest to the net monthly excess interest. Mortgage loans with higher interest rates may prepay faster than mortgage loans with relatively lower interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans that have higher interest rates may adversely affect the amount of net monthly excess interest.

     As a result of the interaction of these factors, the effect of the overcollateralization provisions on the weighted average lives of the offered certificates may vary significantly over time. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Yield
Considerations- Prepayments-Maturity and Weighted Average Life" in the prospectus.

PREPAYMENTS ON THE MORTGAGE LOANS WILL AFFECT THE YIELDS TO MATURITY OF THE CERTIFICATES

     The yields to maturity and weighted average lives of the certificates will be affected primarily by the rate and timing of principal payments (including prepayments, liquidations, repurchases and defaults) of, and losses on, the mortgage loans. Prepayment experience may be affected by many factors, including general economic conditions, interest rates and the availability of alternative financing, homeowner mobility and the solicitation of mortgagors to refinance their mortgage loans. The servicer may solicit or refer to a mortgage originator any mortgagor for refinancing or otherwise take action to encourage refinancing. Any such solicitation or action may cause the rate of prepayments on the mortgage loans to occur at a faster rate than might otherwise be the case. In addition, substantially all of the mortgage loans contain due-on-sale provisions. The servicer is required to enforce these provisions unless enforcement is not permitted by applicable law, in certain other circumstances as described in the pooling and servicing agreement, or, if the servicer, in a manner consistent with accepted servicing practices, determines that the trust fund would benefit by not enforcing these provisions.

     To the extent permitted by applicable law, unless permitted by acceptable servicing practices, any assumption will not release the original borrower from its obligation under the mortgage loan. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Certain Legal Aspects of Mortgage Loans-Due-on-Sale Clauses" in the prospectus for a description of the provisions of the mortgage loans that may affect their prepayment experience.

     Pursuant to the pooling and servicing agreement, the servicer will have an option to purchase the assets remaining in the trust fund in an attempt to terminate the trust fund after the aggregate unpaid principal balance of the mortgage loans and any properties that the trust fund acquired in satisfaction of any of the mortgage loans is reduced to less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. If the servicer fails to exercise its option to purchase all of the mortgage loans, then the NIMs insurer, if any, may, on any distribution date thereafter, purchase all of the mortgage loans at the purchase price. A swap termination payment may be owed to the swap counterparty upon the termination of the trust fund. Any such swap termination payment, as well as any unreimbursed fees, out-of pocket costs, expenses or advances made or owed to the trustee or the servicer, shall be included in the calculation of the price to be paid in order to effect the optional termination of the trust fund.

     The yields on the classes of offered certificates will also be sensitive to the level of one-month LIBOR and the level of the mortgage index. In addition, the yield to maturity of any offered certificates that you purchase at a discount or premium will be more sensitive to the rate and timing of payments thereon. You should consider, in the case of any offered certificates that you purchase at a discount, the risk that a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any offered certificates that you purchase at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. Because approximately 69.20% of the mortgage loans in the statistical mortgage pool contain prepayment charges, the rate of principal prepayments during the term of such prepayment charges may be less than the rate of principal prepayments for mortgage loans that do not contain prepayment charges; however, principal prepayments of the mortgage loans could be expected to increase, perhaps materially, at or near the time of the expiration of such prepayment charges. We cannot make any representation as to the anticipated rate of prepayments on the mortgage loans, the amount and timing of losses on the mortgage loans, the level of one-month LIBOR or the related mortgage index or the resulting yield to maturity of any offered certificates. Any reinvestment risks resulting from a faster or slower incidence of prepayments on the mortgage loans will be borne entirely by the certificateholders as described in this prospectus supplement. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Yield Considerations - Prepayments - Maturity and Weighted Average Life" in the prospectus.

THE SERVICER MAY ENTER INTO PROGRAMS THAT COULD LEAD TO THE REFINANCING OF SOME MORTGAGE LOANS

     The servicer may enter into programs with third parties that may or may not be affiliated with the servicer or the depositor, which programs may be designed to encourage refinancing. As a result of these programs, the rate of principal prepayments of the mortgage loans in the mortgage pool may be higher than would otherwise be the case.

MORTGAGE LOANS ORIGINATED OR ACQUIRED UNDER THE UNDERWRITING GUIDELINES DESCRIBED IN THIS PROSPECTUS SUPPLEMENT CARRY A RISK OF HIGHER DELINQUENCIES

     The underwriting guidelines used by First Franklin Financial Corporation in connection with the origination and acquisition of the mortgage loans in the trust fund consider the credit quality of a mortgagor and the value of the mortgaged property. The mortgagors generally do not qualify for loans conforming to Fannie Mae or Freddie Mac guidelines. Furthermore, the underwriting guidelines used in connection with the origination or acquisition of the mortgage loans in the trust fund do not prohibit a borrower from obtaining secondary financing on the mortgaged property. Secondary financing would reduce the borrower's equity in the related mortgaged property.

     As a result of the underwriting guidelines used in connection with the origination or acquisition of the mortgage loans in the trust fund, the mortgage loans are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten to Fannie Mae and Freddie Mac conforming guidelines. Furthermore, changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans than on mortgage loans originated in a more traditional manner. Similarly, an overall general decline in residential real estate values could cause a particularly severe decline in the value of the mortgaged properties relating to mortgage loans in the trust fund. We cannot provide any assurance that the mortgaged properties will not experience an overall decline in value.

THE INTEREST RATE ON THE CERTIFICATES MAY BE CAPPED DEPENDING ON FLUCTUATIONS IN ONE-MONTH LIBOR AND SIX-MONTH LIBOR

     The pass-through rates on the classes of offered certificates are calculated based upon the value of an index (one-month LIBOR) that is different from the value of the index applicable to all of the adjustable rate mortgage loans (six-month LIBOR) in the mortgage pool as described under "The Mortgage Pool-General" and are subject to the related available funds caps and maximum rate caps. In addition, the fixed rate mortgage loans have mortgage rates that are not dependent on any index.

     The group one available funds cap effectively limits the amount of interest accrued on the group one certificates to a per annum rate equal to the product of (a) 12, (b) an amount obtained by dividing the amount of interest due on the group one mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group one mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. The group two available funds cap effectively limits the amount of interest accrued on the group two certificates to a per annum rate equal to the product of (a) 12, (b) an amount obtained by dividing the amount of interest due on the group two mortgage loans, less certain amounts, including any pro rata amounts owed to the swap counterparty (other than any swap termination payment that is the result of an event of default or certain termination events with respect to the swap counterparty), by the aggregate stated principal balance of the group two mortgage loans as of the first day of the related accrual period and (c) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. The weighted average available funds cap effectively limits the amount of interest accrued on the class M4, class M5, class M6 and class B certificates to a per annum rate equal to the weighted average of the available funds cap for the group one certificates and the available funds cap for the group two certificates (weighted in proportion to the results of subtracting from the aggregate principal balance of each mortgage group the current principal balance of the group one certificates, in the case of group one, or the group two certificates, in the case of group two).

     Various factors may cause an available funds cap described above to limit the amount of interest that would otherwise accrue on the offered certificates. First, this can result if one-month LIBOR increases more rapidly than six-month LIBOR. In addition, the pass-through rates on the offered certificates adjust monthly, while the interest rates on the adjustable rate mortgage loans adjust less frequently and the interest rates on the fixed rate mortgage loans remain constant, with the result that the operation of the related available funds cap described above may limit increases in the pass-through rates for extended periods in a rising interest rate environment. The adjustable rate mortgage loans are also subject to periodic (i.e., semi-annual) adjustment caps and maximum rate caps, and the weighted average margin is subject to change based upon prepayment experience, which also may result in an available funds cap described above limiting increases in the pass-through rates for the offered certificates. Finally, the adjustable rate mortgage loans accrue interest on the basis of a 360-day year assumed to consist of twelve 30-day months, while calculations of interest on the offered certificates will be made on the basis of the actual number of days elapsed and a year of 360 days. This may result in an available funds cap limiting the pass-through rates for the related offered certificates in some periods. Consequently, the interest that becomes due on the adjustable rate mortgage loans (net of the servicing fee and the net swap payments (if any) owed to the swap counterparty and the swap termination payment (if any) owed to the swap counterparty (other than defaulted swap termination payments)) with respect to any distribution date may not equal the amount of interest that would accrue at one-month LIBOR plus the applicable margin on the classes of offered certificates during the related period. Furthermore, if the related available funds cap described above determines the pass-through rate for a class of offered certificates for a distribution date, the market value of those certificates may be temporarily or permanently reduced.

     In addition, the pass-through rate on each class of offered certificates is subject to the related maximum rate cap, which limits the pass-through rate on each class of certificates based on the related net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans. These maximum rate caps may limit increases in the pass-through rates on the offered certificates. This may occur even if there is sufficient interest collected on the mortgage loans in the trust fund, net of trust fund expenses, to pay interest on the offered certificates without giving effect to the related maximum rate cap.

THE PROTECTION AFFORDED TO YOUR CERTIFICATES BY SUBORDINATION IS LIMITED

     The rights of each class of the class M1 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A certificates to receive those distributions; the rights of each class of the class M2 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A and class M1 certificates to receive those distributions; the rights of each class of the class M3 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M1 and class M2 certificates to receive those distributions; the rights of each class of the class M4 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M1, class M2 and class M3 certificates to receive those distributions; the rights of the class M5 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M1, class M2, class M3 and class M4 certificates to receive those distributions; the rights of the class M6 certificates to receive distributions with respect to the mortgage loans will be subordinate to the rights of the class A, class M1, class M2, class M3, class M4 and class M5 certificates to receive those distributions; the rights of the class B1 certificates to receive distributions with respect to mortgage loans will be subordinate to the rights of the class A and class M certificates to receive those distributions; the rights of the class B2 certificates to receive distributions with respect to mortgage loans will be subordinate to the rights of the class A, class M and class B1 certificates to receive those distributions; and the rights of the class B3 certificates to receive distributions with respect to mortgage loans will be subordinate to the rights of the class A, class M, class B1 and class B2 certificates to receive those distributions. This subordination is intended to enhance the likelihood of regular receipt by higher-ranking classes of certificates of the full amount of the monthly distributions allocable to them and to afford protection against losses.

ALLOCATION OF LOSSES TO THE CLASS M AND CLASS B CERTIFICATES MAKES THE YIELD TO MATURITY ON THOSE CLASSES OF CERTIFICATES SENSITIVE TO DEFAULTS ON THE MORTGAGE LOANS

     If realized losses are incurred with respect to the mortgage loans to the extent that the aggregate certificate principal balance of the offered certificates exceeds, after distributions on such distribution date, the aggregate stated principal balance of the mortgage loans, the certificate principal balances of the class M and class B certificates will be reduced in reverse order of seniority (first to the class B3 certificates, second to the class B2 certificates, third to the class B1 certificates, fourth to the class M6 certificates, fifth to the class M5 certificates, sixth to the class M4 certificates, seventh, pro rata, to each class of the class M3 certificates, eighth, pro rata, to each class of the class M2 certificates, and ninth, pro rata, to each class of the class M1 certificates) by the amount of the excess until the balance of each such class has been reduced to zero. Consequently, the yields to maturity on each class of the class M and class B certificates will be sensitive, in varying degrees, to defaults on the mortgage loans and the timing of these defaults. Investors should fully consider the risks associated with an investment in the class M and class B certificates, including the possibility that investors may not fully recover their initial investments as a result of realized losses.

DELAYS AND EXPENSES CONNECTED WITH THE LIQUIDATION OF MORTGAGED PROPERTIES MAY RESULT IN LOSSES TO YOU

     Even assuming that the mortgaged properties provide adequate security for the mortgage loans, there could be substantial delays in connection with the liquidation of mortgage loans that are delinquent and resulting shortfalls in distributions to you could occur. Further, liquidation expenses, such as legal fees, real estate taxes and maintenance and preservation expenses, will reduce the security for the mortgage loans and thereby reduce the proceeds payable to you. If any of the mortgaged properties fail to provide adequate security for the related mortgage loans, you could experience a loss, particularly if you are a holder of one of the most subordinate classes.

RATINGS ON THE CERTIFICATES DO NOT ADDRESS ALL OF THE FACTORS YOU SHOULD CONSIDER WHEN PURCHASING CERTIFICATES

     The rating of each class of offered certificates will depend primarily on an assessment by the rating agencies of the mortgage loans as well as the structure of the transaction. The rating by the rating agencies of any class of offered certificates is not a recommendation to purchase, hold or sell any rated certificates, inasmuch as the rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be qualified, lowered or withdrawn by the rating agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments or the likelihood that any floating rate certificate carryover amounts will be paid. See "Ratings."

COLLECTIONS ON THE MORTGAGE LOANS MAY BE DELAYED OR REDUCED IF THE SPONSOR OR THE SERVICER BECOMES INSOLVENT

     The sale of the mortgage loans from First Franklin Financial Corporation to Merrill Lynch Mortgage Investors, Inc. will be treated as a sale of the mortgage loans. However, in the event of an insolvency of First Franklin Financial Corporation, the conservator, receiver or trustee in bankruptcy of such entity may attempt to recharacterize the mortgage loan sale as a borrowing by the applicable entity, secured by a pledge of the applicable mortgage loans. If this transfer was to be challenged, delays in payments of the certificates and reductions in the amounts of these payments could occur.

     In the event of a bankruptcy or insolvency of Home Loan Services, Inc., as servicer, the bankruptcy trustee or receiver may have the power to prevent LaSalle Bank National Association, as trustee, or the certificateholders from appointing a successor servicer. Regardless of whether a successor servicer is appointed, any termination of Home Loan Services, Inc., as servicer (whether due to bankruptcy or insolvency or otherwise), could adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans.

THE OFFERED CERTIFICATES MAY BE INAPPROPRIATE FOR INDIVIDUAL INVESTORS

     The offered certificates may not be an appropriate investment for you if you do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of certificates. This may be the case because, among other things:

          - The yields to maturity of the offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans;

          - The rates of principal distributions on, and the weighted average lives of, the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans and the priority of principal distributions among the classes of certificates, and for that reason, the offered certificates may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

          - You may not be able to reinvest amounts distributed in respect of principal on an offered certificate (which, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the pass-through rates on the certificates; or

          - It is possible that a secondary market for the offered certificates will not develop or that your investment may not be liquid. Lack of liquidity could result in a substantial decrease in the market value of your certificates.

     You should also carefully consider the further risks and other special considerations discussed above and under the heading "Yield, Prepayment and Maturity Considerations" in this prospectus supplement, and in the prospectus under the heading "Risk Factors."

ADDITIONAL SUBORDINATE LIENS ON THE MORTGAGE LOANS MAY INCREASE RISK OF LOSS

     Certain of the mortgage loans may have been originated simultaneously with a second lien mortgage loan. These second lien mortgage loans are not to be included in the trust fund. With respect to mortgage loans that have junior lien mortgage loans encumbering the same mortgaged property, foreclosure frequency may be increased relative to mortgage loans that do not have subordinate financing behind them because mortgagors have less equity in the mortgaged property. Further, a servicer may declare a default on the junior lien mortgage loan even though the first lien mortgage loan is current, which would constitute a default on the first lien mortgage loan. In addition to the mortgage loans discussed above that have simultaneous subordinate financing provided by the originator, with respect to certain other mortgage loans, at the time of origination of the first lien mortgage loan, the related mortgaged property was also encumbered by a second lien mortgage loan to a mortgagee other than the related originator. Investors should also note that any mortgagor may obtain subordinate financing at any time subsequent to the date of origination of their mortgage loans from the originator or from any other lender.

CREDIT SCORES ARE NOT AN INDICATOR OF FUTURE PERFORMANCE OF BORROWERS

     Investors should be aware that credit scores are based on past payment history of the borrower. Investors are encouraged not to rely on credit scores as an indicator of future borrower performance. The credit score used for the purpose of this prospectus supplement is the FICO score. The FICO score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company and the three national credit repositories-Equifax, Trans Union and First American (formerly Experian, which was formerly TRW). The FICO scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 300's to the 900's. Although FICO scores are based solely on the information at the particular credit repository, FICO scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. FICO scores are used along with, but not limited to, mortgage payment history, seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter's judgment.

The geographic concentration of mortgage loans means your investment may be especially sensitive to economic conditions in particular states

     As of the cut-off date, approximately 17.40%, 10.61%, 7.02%, 6.62% and 5.06% of the mortgaged properties relating to the mortgage loans in the statistical mortgage pool were located in California, Florida, Illinois, New York and Washington, respectively. An overall decline in the residential real estate market in these states could adversely affect the values of the mortgaged properties securing the related mortgage loans. As the residential real estate market is influenced by many factors, including the general condition of the economy and interest rates, we cannot assure you that the residential real estate markets in these states will not weaken. If the residential real estate markets in these states should experience an overall decline in property values, the rates of losses on the related mortgage loans would be expected to increase, and could increase substantially. Natural disasters affect regions of the United States from time to time, and may result in increased losses on mortgage loans in those regions, or in insurance payments that will constitute prepayments of principal of those mortgage loans. Properties in these states, particularly California and Florida, may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes and hurricanes, as well as floods, wildfires, mudslides and other natural disasters.

CONFLICT OF INTEREST BETWEEN THE CLASS C CERTIFICATEHOLDER AND THE ISSUING
ENTITY

     An affiliate of the servicer will initially, directly or indirectly, own all or a portion of the class C certificates, and any holder of such certificates may enter into an advisory agreement in which the holder may advise the servicer on actions to take regarding specific mortgage loans. The timing of mortgage loan foreclosures and sales of the related mortgaged properties may affect the weighted average lives and yields of the offered certificates. Therefore, there may be a conflict of interest between the class C certificateholder and the holders of the other classes of certificates.

MORTGAGE LOANS WITH INTEREST-ONLY PAYMENTS MAY EXPERIENCE HIGHER DEFAULT RATES

     Approximately 4.41% of the aggregate principal balance of the mortgage loans in the statistical mortgage pool as of the cut-off date provide for payment of interest at the related mortgage rate, but no payment of principal, for a period of five or ten years following the origination of the mortgage loan. Following the applicable period, the monthly payment with respect to each of these mortgage loans will be increased to an amount sufficient to amortize the principal balance of the mortgage loan over the remaining term and to pay interest at the related mortgage rate.

     The presence of these mortgage loans will, absent other considerations, result in longer weighted average lives of the offered certificates than would have been the case had these mortgage loans not been included in the trust fund. If you purchase a certificate at a discount, you should consider that the extension of weighted average lives could result in a lower yield than would be the case if these mortgage loans provided for payment of principal and interest on every payment date. In addition, a borrower may view the absence of any obligation to make a payment of principal during the first five to ten years of the term of a mortgage loan as a disincentive to prepayment.

     If a recalculated monthly payment as described above is substantially higher than a borrower's previous interest-only monthly payment, then that mortgage loan may be subject to an increased risk of delinquency and loss.

MORTGAGE LOANS WITH BALLOON PAYMENTS MAY EXPERIENCE HIGHER DEFAULT RATES

     Approximately 61.08% of the mortgage loans in the statistical mortgage pool as of the cut-off date are "balloon loans" that provide for the payment of the unamortized principal balance of the mortgage loan in a single payment at maturity. The balloon loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30, 40 or 50 year amortization schedule and a single payment of the remaining balance of the balloon loan due approximately 15 or 30 years after origination. Amortization of a balloon loan based on a scheduled period that is longer than the term of the mortgage loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. We do not have any information regarding the default history or prepayment history of payments on balloon loans. Because borrowers of balloon loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the balloon loans is greater than that associated with fully-amortizing loans.

THE MORTGAGE POOL MAY CONTAIN DELINQUENT MORTGAGE LOANS, WHICH MAY DECREASE THE AMOUNT OF PRINCIPAL DISTRIBUTED TO YOU

     The trust fund may include mortgage loans that are delinquent as of the cut-off date. As of the cut-off date, however, none of the mortgage loans will be greater than 31 days delinquent. If there are not sufficient funds from amounts collected on the mortgage loans, the aggregate amount of principal returned to any class of offered certificateholders may be less than the certificate principal balance of a class on the day that class was issued. Delinquency information presented in this prospectus supplement as of the cut-off date is determined and prepared as of the close of business on the last business day immediately prior to the cut-off date.

CERTAIN OF THE CERTIFICATES LACK SMMEA ELIGIBILITY AND MAY LACK LIQUIDITY, WHICH MAY LIMIT YOUR ABILITY TO RESELL THE CERTIFICATES

     The underwriter intends to make a secondary market in the offered certificates, but will have no obligation to do so. We cannot assure you that a secondary market for any class of offered certificates will develop, or if one does develop, that it will continue or provide sufficient liquidity of investment or that it will remain for the term of the related class of offered certificates. Generally, the class R, class class M4, class M5, class M6 and class B certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions with legal authority to invest in SMMEA securities will not be able to invest in the class R, class M4, class M5, class M6 and class B certificates, thereby limiting the market for such certificates. In light of those risks, you should consult your own counsel as to whether you have the legal authority to invest in non-SMMEA securities such as the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

PAYMENTS DUE UNDER THE TERMS OF THE CORRIDOR CONTRACTS MAY BE DELAYED, REDUCED OR ELIMINATED IF THE CAP CONTRACT COUNTERPARTY, BEAR STEARNS FINANCIAL PRODUCTS INC., BECOMES INSOLVENT

     The trust fund will include three interest rate corridor contracts, each corridor contract to be for the benefit of certain classes of the offered certificates, under which the cap contract counterparty, Bear Stearns Financial Products Inc., is obligated on any distribution date prior to the termination of the applicable corridor contract to make certain payments to the issuing entity in the event that one-month LIBOR (as determined under the related corridor contract) exceeds the related lower collar shown in the tables beginning on page S-70 with respect to that distribution date. Each of the corridor contracts will terminate immediately following the distribution date in December 2007. However, in the event of the insolvency or bankruptcy of the cap contract counterparty, payments due under the corridor contracts may be delayed, reduced or eliminated. Moreover, any of the corridor contracts may be subject to early termination if either party thereto fails to perform or the corridor contract becomes illegal or subject to certain kinds of taxation. In the event of early termination of a corridor contract, there will not be a replacement corridor contract.

PAYMENTS DUE UNDER THE TERMS OF THE INTEREST RATE SWAP AGREEMENT MAY BE DELAYED, REDUCED OR ELIMINATED IF THE INTEREST RATE SWAP COUNTERPARTY, BEAR STEARNS FINANCIAL PRODUCTS INC., BECOMES INSOLVENT

     The supplemental interest trust, for the benefit of the trust fund, will include an interest rate swap agreement for the benefit of the certificates under which the interest rate swap counterparty, Bear Stearns Financial Products Inc., is obligated in respect of any distribution date on or after the distribution date in January 2008 and on or prior to the distribution date in June 2012 to make certain net payments to the supplemental interest trust in the event that one-month LIBOR (as determined under the interest rate swap agreement) exceeds a per annum rate with respect to that distribution date as set forth in the table beginning on page S-72. Payments on the interest rate swap agreement will begin in connection with the distribution date in January 2008 and terminate immediately following the distribution date in June 2012. However, in the event of the insolvency or bankruptcy of Bear Stearns Financial Products Inc., payments due under the interest rate swap agreement may be delayed, reduced or eliminated. Moreover, the interest rate swap agreement may be subject to early termination if either party thereto fails to perform or the interest rate swap agreement becomes illegal or subject to certain kinds of taxation. In the event of early termination of the interest rate swap agreement, there may not be a replacement interest rate swap agreement and the supplemental interest trust may be obligated to make a one-time termination payment to the interest rate swap counterparty. In certain circumstances, where the early termination is not the result of an event of default by the interest rate swap counterparty or other certain termination events, payments to certificateholders will be subordinate to the one-time termination payment to the interest rate swap counterparty.

RAPID PREPAYMENTS OF THE MORTGAGE LOANS COULD INCREASE RELATIVE AMOUNTS DUE UNDER THE INTEREST RATE SWAP AGREEMENT AND AFFECT THE YIELD TO MATURITY OF THE CERTIFICATES

     Any net payment payable to the interest rate swap counterparty under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders and may reduce the pass-through rates on the certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the amount on which payments due under the interest rate swap agreement are calculated (namely, the scheduled notional amount) may exceed the aggregate scheduled principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the interest rate swap counterparty. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates.

     In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the interest rate swap counterparty on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

     Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay current interest and interest carry forward, basis risk shortfalls and unpaid basis risk shortfalls, to maintain overcollateralization and to pay back realized losses. However, no amounts will be payable to the supplemental interest trust by the interest rate swap counterparty unless the floating payment owed by the interest rate swap counterparty for a distribution date exceeds the fixed payment owed to the interest rate swap counterparty for that distribution date. This will not occur except in a period where one-month LIBOR (as determined under the interest rate swap agreement) exceeds a per annum rate as set forth in the table beginning on page S-72. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain the required level of overcollateralization. See "Description of the Certificates--Distributions."

FAILURE OF THE SWAP COUNTERPARTY TO PROVIDE INFORMATION REQUIRED OF PROVIDERS OF DERIVATIVE INSTRUMENTS PURSUANT TO REGULATION AB AND SUBSEQUENT FAILURE TO REPLACE ITSELF WITH A SWAP COUNTERPARTY THAT CAN PROVIDE SUCH REQUIRED INFORMATION MAY RESULT IN A SWAP TERMINATION EVENT

     The swap agreement imposes a contractual obligation on the swap counterparty to provide all information that may be required pursuant to Regulation AB for providers of derivative instruments. To the extent that the swap counterparty cannot provide the required information in accordance with the swap agreement, the swap counterparty is required to replace itself with a swap provider, or obtain a guarantor, that can provide the necessary information. If the swap counterparty cannot secure a replacement provider or guarantor, the failure to comply with the swap agreement will result in an "additional termination event" under the swap agreement in respect of which the swap provider will be the sole affected party. In certain circumstances, a swap termination payment may be owed to the swap counterparty in connection with the additional termination event described above or in connection with any other additional termination event or event of default provided for under the swap agreement. Such swap termination payments will reduce the amounts available to make payments on the certificates.

FIRST FRANKLIN FINANCIAL CORPORATION MAY NOT BE ABLE TO REPURCHASE DEFECTIVE MORTGAGE LOANS

     First Franklin Financial Corporation has made various representations and warranties relating to the mortgage loans to Merrill Lynch Mortgage Investors, Inc. These representations are summarized in "Description of the Agreements--Representations and Warranties; Repurchases" in the prospectus.

     If First Franklin Financial Corporation fails to cure in a timely manner a material breach of its representations and warranties with respect to any mortgage loan sold by it, then First Franklin Financial Corporation would be required to repurchase or substitute for the defective mortgage loan. It is possible that First Franklin Financial Corporation may not be capable of repurchasing or substituting for any defective mortgage loans, for financial or other reasons. The inability of First Franklin Financial Corporation to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

VIOLATIONS OF FEDERAL, STATE AND LOCAL LAWS

     Federal, state and local laws regulate the underwriting, origination, servicing and collection of the mortgage loans. These laws have changed over time and have become more restrictive or stringent with respect to specific activities of the servicer and the originator. Actual or alleged violations of these federal, state and local laws may, among other things:

     - limit the ability of the servicer to collect principal, interest and servicing advances on the mortgage loans,

     -    provide the borrowers with a right to rescind the mortgage loans,

     - entitle the borrowers to refunds of amounts previously paid or to set-off those amounts against their loan obligations,

     - result in a litigation proceeding (including class action litigation) being brought against the issuing entity, and

     - subject the issuing entity to actual or alleged liability for expenses, penalties and damages resulting from the violations.

     As a result, these violations or alleged violations could result in shortfalls in the distributions due on your certificates. See "Certain Legal Aspects of Mortgage Loans --Foreclosure" in the prospectus. In addition to the limitations on foreclosure described in the prospectus, legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure, provide new defenses to foreclosure or otherwise impair the ability of a servicer to foreclose on a defaulted mortgage loan. Various jurisdictions have considered or are currently considering such actions and we cannot predict the nature or extent of limitations on foreclosure that may be enacted. Any such governmental actions that interfere with the foreclosure process could affect yields on the offered certificates, particularly the subordinate certificates.

TERRORIST ATTACKS AND MILITARY ACTION

     The Servicemembers Civil Relief Act and comparable state legislation provide relief to mortgagors who enter active military service and to mortgagors in reserve status who are called to active duty after the origination of their mortgage loans. Certain state laws provide relief similar to that of the Servicemembers Civil Relief Act and may permit the mortgagor to delay or forgo certain interest and principal payments. The response of the United States to the terrorist attacks on September 11, 2001 and to the current situation in Iraq and Afghanistan has involved military operations that have placed a substantial number of citizens on active duty status, including persons in reserve status or in the National Guard who have been called or will be called to active duty. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. The Servicemembers Civil Relief Act provides generally that a mortgagor who is covered by the Servicemembers Civil Relief Act may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the mortgagor's active duty. These shortfalls are not required to be paid by the mortgagor at any future time. The servicer will not advance these shortfalls as delinquent payments and such shortfalls are not covered by any form of credit enhancement on the certificates. Shortfalls on the mortgage loans due to the application of the Servicemembers Civil Relief Act or similar state legislation or regulations will reduce the amount of collections available for distribution on the certificates.

     The Servicemembers Civil Relief Act and comparable state legislation also limit the ability of the servicer to foreclose on a mortgage loan during the mortgagor's period of active duty and, in some cases, during an additional three-month period thereafter. As a result, there may be delays in payment and increased losses on the mortgage loans. Those delays and increased losses will be borne primarily by the outstanding class of certificates with the lowest payment priority.

     We do not know how many mortgage loans have been or may be affected by the application of the Servicemembers Civil Relief Act or any similar state legislation. See "Certain Legal Aspects of Mortgage Loans-Servicemembers Civil Relief Act" in the prospectus.

HIGH COST LOANS

     None of the mortgage loans are covered by the Home Ownership and Equity Protection Act of 1994. In addition to the Home Ownership and Equity Protection Act of 1994, however, a number of legislative proposals have been introduced at both the federal and state levels that are designed to discourage predatory lending practices. Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have mortgage rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of such mortgage loans. In some cases, state law may impose requirements and restrictions greater than those in the Home Ownership and Equity Protection Act of 1994. The failure to comply with these laws could subject the issuing entity and other assignees of the mortgage loans to monetary penalties and could result in the borrowers rescinding such mortgage loans against either the issuing entity or subsequent holders of the mortgage loans. Lawsuits have been brought in various states making claims against assignees of high cost loans for violations of state law. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts. None of the mortgage loans are "high cost loans" under any state or local laws.

LIMITED OBLIGATIONS

     The assets of the trust fund are the sole source of payments on the certificates. The certificates are not the obligations of any other entity. None of the sponsor, the depositor, the underwriter, the trustee, the servicer or any of their affiliates will have any obligation to replace or supplement the credit enhancement, or take any other action to maintain the ratings of the certificates. If credit enhancement is not available, holders of certificates may suffer losses on their investments.

GOVERNMENTAL PROGRAMS REQUIRING LENDERS TO SUBORDINATE THEIR LIENS

     Certain governmental programs may provide the borrowers with benefits in the event their homes are subject to disasters. The governmental programs may require the borrower to file covenants against the property and lenders to subordinate their liens to these covenants as a condition for the borrower receiving the benefits. If this were to occur, the servicer may subordinate the lien of the mortgage to these covenants which may adversely affect the value of the Mortgage.

RIGHTS OF THE NIMS INSURER, IF ANY, MAY NEGATIVELY IMPACT THE OFFERED
CERTIFICATES

     Net interest margin securities may be issued by a separate trust and secured by all or a portion of the class C and class P certificates issued by the issuing entity on the closing date. The NIMs Insurer, if any, of such net interest margin securities will be a third party beneficiary of the pooling and servicing agreement.

     Pursuant to the terms of the pooling and servicing agreement, unless there exists a continuance of any failure by the NIMs Insurer to make a required payment under the policy insuring the net interest margin securities (such event, a "NIMs Insurer Default"), the NIMs Insurer will be entitled to exercise extensive rights under the pooling and servicing agreement. Unless there exists a NIMs Insurer Default, wherever in the pooling and servicing agreement there shall be a requirement that any person or any communication, object or other matter be acceptable or satisfactory to or otherwise receive the consent or other approval of any other person (whether as a condition to the eligibility of such person to act in any capacity, as a condition to any circumstance or state of affairs related to such matter, or otherwise), there also shall be deemed to be a requirement that such person or matter be approved in writing by the NIMs Insurer. For example, unless a NIMs Insurer Default exists, the NIMs Insurer's consent will be required prior to any amendment to the pooling and servicing agreement. Without limiting the foregoing, the NIMs Insurer also has the right to provide notices of a servicer default, the right to direct the trustee to terminate the rights and obligations of the servicer in the event of a default by the servicer, the right to remove the trustee or any co-trustee and the right to consent to the removal or replacement of the servicer or the trustee.

     Investors in the offered certificates should note that:

          - the insurance policy issued by the NIMs Insurer, if any, will not cover, and will not benefit in any manner whatsoever, the offered certificates;

          -    the rights granted to the NIMs Insurer, if any, are extensive;

          - the interests of the NIMs Insurer, if any, may be inconsistent with, and adverse to, the interests of the holders of the offered certificates, and the NIMs Insurer, if any, has no obligation or duty to consider the interests of the offered certificates in connection with the exercise or non-exercise of such NIMs Insurer's rights; and

          - such NIMs Insurer's exercise of the rights and consents set forth above may negatively affect the offered certificates, and the existence of such NIMs Insurer's rights, whether or not exercised, may adversely affect the liquidity of the offered certificates, relative to other asset-backed certificates backed by comparable mortgage loans and with comparable payment priorities and ratings.

COMBINATION OR "LAYERING" OF MULTIPLE RISK FACTORS MAY SIGNIFICANTLY INCREASE YOUR RISK OF LOSS

     Although the various risks discussed in this prospectus supplement and the accompanying prospectus are generally described separately, prospective investors in the offered certificates should consider the potential effects on those certificates of the interplay of multiple risk factors. Where more than one significant risk factor is present, the risk of loss to an investor may be significantly increased. For example, a particular mortgage loan pool may include loans that not only have relatively high loan-to-value ratios but also were originated concurrently with second lien loans not included in the trust fund. Many of these mortgage loans may also have been originated in regions that are experiencing home price depreciation. An investor in subordinated securities may be particularly exposed to such a potential combination of risks. There are many other circumstances in which layering of multiple risks with respect to an asset pool and the related certificates may magnify the effect of those risks. In considering the potential effects of layered risks, prospective investors should carefully review the descriptions of the mortgage loans and the offered certificates.

                           FORWARD-LOOKING STATEMENTS

     In this prospectus supplement and the attached prospectus, we use forward-looking statements. These forward-looking statements are found in the material, including each of the tables, set forth under "Risk Factors" and "Yield, Prepayment and Maturity Considerations." Forward-looking statements are also found elsewhere in this prospectus supplement and the prospectus and include words like "expects," "intends," "anticipates," "estimates" and other similar words. These statements are inherently subject to a variety of risks and uncertainties. Actual results may differ materially from those we anticipate due to changes in, among other things:

     -    economic conditions and industry competition;

     -    political, social and economic conditions;

     -    the law and government regulatory initiatives; and

     -    interest rate fluctuations.

     We will not update or revise any forward-looking statements to reflect changes in our expectations or changes in the conditions or circumstances on which these statements were originally based.

                                    GLOSSARY

     A glossary of defined terms used in this prospectus supplement begins on page S-123.

                               THE MORTGAGE POOL

GENERAL

     The statistical information on the Mortgage Loans presented herein is based on a statistical mortgage pool consisting of 7,936 conventional Statistical Mortgage Loans evidenced by promissory notes having an aggregate principal balance of approximately $1,682,285,442 as of the Cut-off Date. It is expected that the final mortgage pool to be delivered to the Issuing Entity on the Closing Date will have a total Stated Principal Balance of approximately $1,600,000,024. As a result, the characteristics in the final mortgage pool as of the Closing Date will vary from those presented in this prospectus supplement. However, such variance shall not be material.

     The mortgage pool consists of first lien, fixed rate and adjustable rate Mortgage Loans. The mortgage pool will be divided into two groups, referred to as Group One and Group Two.

     Group One, representing approximately 40.55% of the statistical mortgage pool, will consist of first lien, fixed rate and adjustable rate Mortgage Loans that had a principal balance at origination of no more than $417,000 if a single-unit property (or $625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property (or $1,202,925 if the property is located in Hawaii or Alaska). Group Two, representing approximately 59.45% of the statistical mortgage pool, will consist of first lien, fixed rate and adjustable rate Mortgage Loans that had a principal balance at origination that may or may not conform to the criteria specified above for mortgage loans included in Group One.

     The Group One Certificates will generally represent interests in the Group One Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group One Mortgage Loans generally will be applied to pay principal and interest with respect to the Group One Certificates. The Group Two Certificates will generally represent interests in the Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group Two Mortgage Loans generally will be applied to pay principal and interest with respect to the Group Two Certificates. The Class M4, Class M5, Class M6 and Class B Certificates will generally represent interests in both the Group One and Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to both the Group One and Group Two Mortgage Loans will be applied to pay principal and interest with respect to the Class M4, Class M5, Class M6 and Class B Certificates.

     References herein to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of all of the Statistical Mortgage Loans in the statistical mortgage pool as of the Cut-off Date, based on the aggregate outstanding principal balance of approximately $1,682,285,442, after giving effect to Scheduled Payments due on or prior to the Cut-off Date, whether or not received. References to percentages of mortgaged properties refer, in each case, to the percentages of aggregate principal balances of the related Statistical Mortgage Loans (determined as described in the preceding sentence). The actual final mortgage pool to be delivered to the Issuing Entity on the Closing Date will have a total Stated Principal Balance as of the Cut-off Date of approximately $1,600,000,024.

     The mortgage notes are secured by mortgages or deeds of trust or other similar security instruments creating first liens on real properties including single-family residences, two- to four-family dwelling units, condominiums and planned unit developments. The Issuing Entity includes, in addition to the mortgage pool, the following:

          - certain amounts held from time to time in Accounts maintained in the name of the Trustee under the Pooling and Servicing Agreement;

          - any property which initially secured a Mortgage Loan and which is acquired by foreclosure or deed-in-lieu of foreclosure;

          - all insurance policies described below, along with the proceeds of those policies;

          - rights to require repurchase of the Mortgage Loans by the Sponsor for breach of representation or warranty;

          -    the Corridor Contracts, which will be held in the Issuing Entity;
               and

          - the Swap Agreement, which will be held in the Supplemental Interest Trust.

     The Mortgage Loans to be included in the Trust Fund have been purchased originated substantially in accordance with the underwriting criteria for sub-prime mortgage loans described herein under "Underwriting Guidelines." Sub-prime mortgage loans are generally mortgage loans made to borrowers who do not qualify for financing under conventional underwriting criteria due to prior credit difficulties, the inability to satisfy conventional documentation standards and/or conventional debt-to-income ratios.

     All of the Mortgage Loans were originated or acquired by First Franklin Financial. The Mortgage Loans were subsequently purchased by the Sponsor from First Franklin Financial in a bulk acquisition. All of the Mortgage Loans will be transferred and assigned to the Depositor on the Closing Date. Substantially all of the Mortgage Loans were originated in 2007. All of the Mortgage Loans are currently serviced by HLS.

     Scheduled Payments either earlier or later than the scheduled Due Dates on the Mortgage Loans will not affect the amortization schedule or the relative application of these payments to principal and interest. Any Mortgage Loan may be prepaid in full or in part at any time; however, approximately

69.20% of the Statistical Mortgage Loans provided at origination for the payment by the borrower of a prepayment charge in limited circumstances on full or partial Principal Prepayments made during the prepayment charge term. The weighted average prepayment charge term at origination is approximately 26 months with respect to the Statistical Mortgage Loans that have prepayment charges. In general, the related mortgage note will provide that a prepayment charge will apply if, during the prepayment charge term, the borrower prepays the mortgage loan in full or in part. The enforceability of prepayment charges is unclear under the laws of many states. Prepayment charges will not be available for distribution to Holders of the Offered Certificates. See "Certain Legal Aspects of Mortgage Loans" in the prospectus.

     Approximately 16.84% of the Statistical Mortgage Loans as of the Cut-off Date are Fixed Rate Mortgage Loans.

     Approximately 0.27% of the Statistical Mortgage Loans as of the Cut-off Date are 1/29 LIBOR Loans. The 1/29 LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 2.000% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.000% with respect to each Adjustment Date thereafter. The 1/29 LIBOR Loans have a weighted average Maximum Mortgage Rate equal to the initial Mortgage Rate plus approximately 6.000%. All of the 1/29 LIBOR Loans mature in 30 years. All of the 1/29 LIBOR Loans amortize over a 30-year schedule

     Approximately 66.60% of the Statistical Mortgage Loans as of the Cut-off Date are 2/28 LIBOR Loans. The 2/28 LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 3.000% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.000% with respect to each Adjustment Date thereafter. The 2/28 LIBOR Loans have a weighted average Maximum Mortgage Rate equal to the initial Mortgage Rate plus approximately 6.000%. All of the 2/28 LIBOR Loans mature in 30 years. Approximately 32.49% of the 2/28 LIBOR Loans amortize over a 30-year schedule, approximately 16.39% of the 2/28 LIBOR Loans amortize over a 40-year schedule, and approximately 51.11% of the 2/28 LIBOR Loans amortize over a 50-year schedule.

     Approximately 14.57% of the Statistical Mortgage Loans as of the Cut-off Date are 3/27 LIBOR Loans. The 3/27 LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 3.000% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.000% with respect to each Adjustment Date thereafter. The 3/27 LIBOR Loans have a weighted average Maximum Mortgage Rate equal to the initial Mortgage Rate plus approximately 6.000%. All of the 3/27 LIBOR Loans mature in 30 years. Approximately 32.01% of the 3/27 LIBOR Loans amortize over a 30-year schedule, approximately 14.37% of the 3/27 LIBOR Loans amortize over a 40-year schedule, and approximately 53.62% of the 3/27 LIBOR Loans amortize over a 50-year schedule.

     Approximately 1.44% of the Statistical Mortgage Loans as of the Cut-off Date are 5/25 LIBOR Loans. The 5/25 LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 3.000% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.000% with respect to each Adjustment Date thereafter. The 5/25 LIBOR Loans have a weighted average Maximum Mortgage Rate equal to the initial Mortgage Rate plus approximately 6.000%. All of the 5/25 LIBOR Loans mature in 30 years. Approximately 35.91% of the 5/25 LIBOR Loans amortize over a 30-year schedule, approximately 17.22% of the 5/25 LIBOR Loans amortize over a 40-year schedule, and approximately 46.87% of the 5/25 LIBOR Loans amortize over a 50-year schedule.

     Approximately 0.27% of the Statistical Mortgage Loans as of the Cut-off Date are Six-Month LIBOR Loans. The Six-Month LIBOR Loans are subject to a weighted average Periodic Rate Cap of approximately 1.000% with respect to the first Adjustment Date and a weighted average Periodic Rate Cap of approximately 1.000% with respect to each Adjustment Date thereafter. The Six-Month LIBOR Loans have a weighted average Maximum Mortgage Rate equal to the initial Mortgage Rate plus approximately 6.000%. All of the Six-Month LIBOR Loans mature in 30 years. All of the Six-Month LIBOR Loans amortize over a 30-year schedule.

     As of the Cut-off Date, the aggregate original principal balance of the Statistical Mortgage Loans was approximately $1,682,370,130. As of the Cut-off Date, the aggregate outstanding principal balance of the Statistical Mortgage Loans was approximately $1,682,285,442, the minimum outstanding principal balance was approximately $33,399, the maximum outstanding principal balance was approximately $1,300,000, the lowest current Mortgage Rate and the highest current Mortgage Rate were 5.350% and 13.400% per annum, respectively, and the weighted average Mortgage Rate was approximately 8.785% per annum.

     Approximately 4.41% of the Statistical Mortgage Loans as of the Cut-off Date are Interest-Only Mortgage Loans. Approximately 3.26% of the Group One Statistical Mortgage Loans as of the Cut-off Date are Interest-Only Mortgage Loans. Approximately 5.20% of the Group Statistical Two Mortgage Loans as of the Cut-off Date are Interest-Only Mortgage Loans.

     Approximately 61.08% of the Statistical Mortgage Loans as of the Cut-off Date are Balloon Loans. Approximately 59.89% of the Group One Statistical Mortgage Loans as of the Cut-off Date are Balloon Loans. Approximately 61.90% of the Group Two Statistical Mortgage Loans as of the Cut-off Date are Balloon Loans.

     The weighted average Original Loan-to-Value Ratio of the Statistical Mortgage Loans as of the Cut-off Date was approximately 85.30%. The weighted average Original Loan-to-Value Ratio of the Group One Statistical Mortgage Loans as of the Cut-off Date was approximately 85.73%. The weighted average Original Loan-to-Value Ratio of the Group Two Statistical Mortgage Loans as of the Cut-off Date was approximately 85.01%.

     The weighted average Credit Score of the Statistical Mortgage Loans as of the Cut-off Date was approximately 640. The weighted average Credit Score of the Group One Statistical Mortgage Loans as of the Cut-off Date was approximately
633. The weighted average Credit Score of the Group Two Statistical Mortgage Loans as of the Cut-off Date was approximately 645. The Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 350 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of prepayment by the borrower. None of the Depositor, First Franklin Financial or the Servicer makes any representations or warranties as to the actual performance of any Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

     As used herein, the Credit Score of a Mortgage Loan is generally equal to the lower of two credit scores or the middle of three credit scores for two file and three file credit reports, respectively. For all Mortgage Loans, the credit report and the related Credit Score are generated during the underwriting of the Mortgage Loans by the originator and generally within forty-five (45) days of the origination date.

MORTGAGE LOANS

     The tables set forth in Annex II of this prospectus supplement are based on the statistical mortgage pool having a total Stated Principal Balance of approximately $1,682,285,442 as of the Cut-off Date. It is expected that the final mortgage pool delivered to the Issuing Entity on the Closing Date will have a total stated principal balance of approximately $1,600,000,024 as of the Cut-off Date. As a result, the characteristics in the final mortgage pool as of the Closing Date will vary from those presented in this prospectus supplement. However, such variance shall not be material. The sum of the columns set forth in such tables may not equal the total indicated due to rounding.

                             UNDERWRITING GUIDELINES

GENERAL

     All of the Mortgage Loans to be acquired by the Issuing Entity from the Depositor were originated or acquired from third parties by First Franklin Financial. First Franklin Financial originates and acquires fixed and adjustable rate closed-end first lien mortgage loans, fixed rate closed-end second lien mortgage loans, and variable rate home equity lines of credit. First Franklin Financial's loan programs include balloon payment features and interest only payment periods.

FIRST FRANKLIN FINANCIAL'S PORTFOLIO AND UNDERWRITING GUIDELINES

     All of the Mortgage Loans were required to meet underwriting criteria substantially similar to that described in this prospectus supplement.

     First Franklin Financial's acquisition underwriting standards are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. The standards established by First Franklin Financial require that the mortgage loans of a type similar to the Mortgage Loans were underwritten by the third party originators with a view toward the resale of the mortgage loans in the secondary mortgage market. In accordance with First Franklin Financial's guidelines for acquisition, the third party originators must consider, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio ("Debt Ratio"), as well as the value, type and use of the mortgaged property. The Mortgage Loans generally bear higher rates of interest than mortgage loans that are originated in accordance with Fannie Mae and Freddie Mac standards, and may experience rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner. Unless prohibited by applicable law or otherwise waived by the third party originator upon the payment by the related mortgagor of higher origination fees and a higher mortgage rate, a majority of the Mortgage Loans provide for the payment by the mortgagor of a prepayment charge on certain full Principal Prepayments made within one to three years from the date of origination of the related Mortgage Loan.

     Substantially all of the mortgage loans of a similar type as the Mortgage Loans were acquired by First Franklin Financial based on loan application packages submitted to the third party originators by third party mortgage brokers, which do not fund the mortgage loans. These mortgage brokers must meet minimum standards set by the third party originators and, once approved by the third party originators, the mortgage brokers are eligible to submit loan application packages in compliance with the terms of the mortgage broker agreement with the third party originator.

     The third party originators must meet minimum standards set by First Franklin Financial, based on acquisition guidelines that require an analysis of the following information submitted with an application for approval: any applicable state lending license (in good standing), satisfactory credit report only if no federal income tax identification number, signed broker agreement, signed W-9 and signed broker authorization. Once approved as a third party originator, these companies are eligible to submit loan packages for purchase by First Franklin Financial in compliance with the terms of a signed mortgage loan purchase agreement.

     The third party originators may originate mortgage loans for acquisition by First Franklin Financial under an underwriting program called the Direct Access Program. Within the Direct Access Program, there are four documentation programs, the Full Documentation Program, the Limited Income Verification Program (the "LIV"), the Stated Plus Program and the Stated Income Verification Program. In addition, under the responsible party's Blended Access Program, in the case of loans with two or more borrowers, if one of those borrowers with more than 50% of the total qualifying income is underwritten under a full documentation program, then the other borrower or borrowers may be underwritten under a stated documentation program. All of the Mortgage Loans were acquired by First Franklin Financial under the Direct Access Program. While each underwriting program is intended to assess the risk of default, the Direct Access Program makes use of credit bureau risk scores (the "Credit Bureau Risk Score"). The Credit Bureau Risk Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company ("Fair, Isaac") and the three national credit repositories Equifax, Trans Union and First American (formerly Experian which was formerly TRW). The Credit Bureau Risk Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from 300 to 850. Although the Credit Bureau Risk Scores are based solely on the information at the particular credit repository, such Credit Bureau Risk Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

     The Direct Access Program was developed to simplify the origination process for third party originators. In contrast to assignment of credit grades according to traditional non-agency credit assessment methods, i.e., mortgage and other credit delinquencies, Direct Access relies upon a borrower's Credit Bureau Risk Score initially to determine a borrower's likely future credit performance. Third party originators are able to access Credit Bureau Risk Scores at the initial phases of the loan application process and use the score to determine a borrower's interest rate. First Franklin Financial's acquisition guidelines require that the third party originator approve the Mortgage Loan using the Direct Access Program risk-based pricing matrix.

     In accordance with First Franklin Financial's guidelines for acquisition, under the Direct Access Program, the third party originators must require that the Credit Bureau Risk Score of the primary wage earner (the borrower that contributes the greatest percentage of overall income) be used to determine program eligibility. Credit Bureau Risk Scores must be obtained from at least two national credit repositories, with the lower of the two scores being utilized in program eligibility determination. If Credit Bureau Risk Scores are obtained from three credit repositories, the middle of the three scores can be utilized. In all cases, a borrower's complete credit history must be detailed in the credit report that produces a given Credit Bureau Risk Score or the borrower is not eligible for the Direct Access Program. Generally, the minimum Credit Bureau Risk Score allowed under the Direct Access Program is 540.

     The Credit Bureau Risk Score, along with the loan-to-value ratio, is an important tool in assessing the creditworthiness of a Direct Access borrower. However, these two factors are not the only considerations in underwriting a Direct Access loan. The third party originators are required to review each Direct Access loan to determine whether First Franklin Financial's guidelines for income, assets, employment and collateral are met.

     In accordance with First Franklin Financial's guidelines for acquisition, all of the mortgage loans of a type similar to the Mortgage Loans were required to be underwritten by the third party originator's underwriters having the appropriate signature authority. Each underwriter is granted a level of authority commensurate with their proven judgment, maturity and credit skills. On a case by case basis, a third party originator may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low Debt Ratio, substantial liquid assets, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial portion of the Mortgage Loans may represent such underwriting exceptions.

     In accordance with First Franklin Financial's guidelines for acquisition, the third party originators' underwriters are required to verify the income of each applicant under various documentation programs as follows: under the Full Documentation Program, applicants are generally required to submit verification of stable income for the periods of six months to two years preceding the application dependent on credit score range; under the LIV Program, the borrower is qualified based on six months of bank statement and applicants are generally required to submit verification of adequate cash flow to meet credit obligations for the six month period preceding the application; the Stated Plus Program allows income to be stated, but requires borrowers to provide verification of liquid assets equaling three months of income stated on the mortgage application; under the Stated Income Program, applicants are qualified based on monthly income as stated on the mortgage application and the underwriter will determine that the stated income is reasonable and realistic when compared to borrower's employment type, assets and credit history. For Direct Access first lien mortgage loans from self-employed or 1099 borrowers with a credit score greater than or equal to 540 and not originated in conjunction with a second lien mortgage, bank statements (for 12 months) are acceptable as full documentation. For Direct Access first lien mortgage loans from self-employed or 1099 borrowers with credit scores greater than or equal to 620, regardless of being originated with a corresponding second lien mortgage, twelve months of bank statements are acceptable as full documentation. In all cases, the income stated must be reasonable and customary for the applicant's line of work. Although the income is not verified under the LIV and Stated Income Programs, a preclosing audit should be conducted to confirm that the business exists. Verification may be made through phone contact to the place of business, obtaining a valid business license, CPA/Enrolled Agent letter or through Dun and Bradstreet Information Services.

     The applicant generally must have a sufficiently established credit history to qualify for the appropriate Credit Bureau Risk Score range under the Direct Access Program. This credit history is substantiated by a minimum of two repository merged report prepared by an independent credit report agency. The report typically summarizes the applicant's entire credit history, and generally includes a seven year public record search for each address where the applicant has lived during the two years prior to the issuance of the credit report and contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. In some instances, borrowers with a minimal credit history are eligible for financing under the Direct Access Program.

     The third party originators originate loans secured by one-to-four-unit residential properties made to eligible borrowers with a vested fee simple (or in some cases a leasehold) interest in the property. In accordance with First Franklin Financial's guidelines for acquisition, the third party originators are required to comply with applicable federal and state laws and regulations and generally require an appraisal of the mortgaged property which conforms to Freddie Mac and/or Fannie Mae standards; and if appropriate, a review appraisal. Generally, appraisals are provided by appraisers approved by First Franklin Financial. Review appraisals may only be provided by appraisers approved by First Franklin Financial. In some cases, the third party originator may rely on a statistical appraisal methodology provided by a third party.

     Qualified independent appraisers must meet minimum standards of licensing and provide errors and omissions insurance in states where it is required to become approved to do business with the third party originators. Each Uniform Residential Appraisal Report includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. The review appraisal may be an enhanced desk, field review or an automated valuation report that confirms or supports the original appraiser's value of the mortgaged premises. The review appraisal may be waived by a duly delegated Underwriter.

     In accordance with First Franklin Financial's guidelines for acquisition, the third party originators must require title insurance on all mortgage loans secured by liens on real property. The third party originators must also require that fire and extended coverage casualty insurance be maintained on the secured property in an amount at least equal to the principal balance of the related residential loan or the replacement cost of the property, whichever is less.

     The third party originators are required to conduct a number of quality control procedures, including a post funding compliance audit as well as a full re-underwriting of a random selection of loans to assure asset quality. Under the asset quality audit, all loans are required to be reviewed to verify credit grading, documentation compliance and data accuracy. Under the asset quality procedure, a random selection of each month's originations must be reviewed by each third party originator.

     The loan review is required to confirm the existence and accuracy of credit documentation, appraisal analysis and underwriting decision. A report detailing audit findings and level of error is sent monthly to each branch for response. The audit findings and branch responses must then be reviewed by the third party originator's senior management. Adverse findings are to be tracked monthly and over a rolling six month period. This review procedure allows the third party originator to assess programs for potential guideline changes, program enhancements, appraisal policies, areas of risk to be reduced or eliminated and the need for additional staff training.

     Under the mortgage loan programs, various risk categories are used to grade the likelihood that the applicant will satisfy the repayment conditions of the loan. These risk categories establish the maximum permitted loan-to-value ratio and loan amount, given the occupancy status of the mortgaged property and the applicant's credit history and Debt Ratio. In general, higher credit risk mortgage loans are graded in categories which permit higher Debt Ratios and more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies; however these loan programs establish lower maximum loan-to-value ratios and lower maximum loan amounts for loans graded in such categories.

     "Equity Refinance" transactions are defined as those instances where the borrower receives the lesser of 2% of the new loan amount or $2,000 cash in hand. Funds used for debt consolidation are not included in this amount.

     "RapidRefi" is designed to streamline the loan process for borrowers who have demonstrated that their current mortgage has been paid as agreed for at least the prior 18 months. It requires the property to be an owner-occupied primary residence.

     The third party originators' origination guidelines under the Direct Access Program generally have the following criteria for borrower eligibility for the specified Credit Bureau Risk Score range.

     The Debt Ratio generally may not exceed 50.49% for all credit scores on full documentation and LIV loans. Loans meeting the residual income requirements may have a maximum Debt Ratio of 55.49%. The Debt Ratio for Stated Income loans may not exceed 50.49%.

     Generally, First Franklin Financial's acquisition guidelines require that all liens affecting title must be paid at closing. Collections, charge-offs, judgments and liens not affecting title may remain open.

PENDING PROCEEDINGS

     There are no material legal or governmental proceedings currently pending or known to be contemplated against First Franklin Financial. To the best of First Franklin Financial's knowledge, there are no material legal or governmental proceedings currently pending or known to be contemplated against First Franklin Financial, which if ultimately decided adversely to First Franklin Financial, would have a material adverse effect on the validity of the Mortgage Loans.

                               TRANSACTION PARTIES

THE SPONSOR

     The Sponsor is First Franklin Financial, a Delaware corporation. First Franklin Financial is an affiliate of the Underwriter, the Depositor and the Servicer and a direct, wholly-owned operating subsidiary of Merrill Lynch Bank & Trust Co., FSB. The executive offices of First Franklin Financial are located at 2150 North First Street, San Jose, California 95131, telephone number (800) 464-8203.

     Since its founding in 1981, First Franklin Financial has grown from a small mortgage broker to a full service mortgage lender with a wide variety of products. Merrill Lynch Bank & Trust Co., FSB acquired First Franklin Financial, Home Loan Services, Inc., and the First Franklin business unit NationPoint from National City Bank on December 30, 2006. Simultaneously with the closing of such acquisition, the non-conforming mortgage loan origination business formerly maintained in its First Franklin division was transferred by National City Bank to First Franklin Financial. Therefore, as of such date, the non-conforming mortgage loan origination business of National City Bank and First Franklin Financial was acquired by Merrill Lynch Bank & Trust Co., FSB. A copy of the Purchase Agreement between National City Bank and Merrill Lynch Bank & Trust Co., FSB is publicly available on the SEC website.

     In its capacity as Sponsor, First Franklin Financial originates or acquires mortgage loans and initiates their securitization by transferring the mortgage loans to the Depositor or another entity that acts in a similar capacity as the Depositor, which mortgage loans will ultimately be transferred to the issuing entity for the related securitization. In coordination with the Underwriter, First Franklin Financial works with rating agencies, mortgage loan sellers and servicers in structuring the securitization transaction.

     First Franklin Financial does not currently service mortgage loans. First Franklin Financial contracts with HLS for servicing the mortgage loans that it originates and acquires from third parties.

     First Franklin Financial has been the originator or acquirer of mortgage loans included in securitizations since 1997. The following table sets forth the approximate aggregate initial principal amount of subprime mortgage loans originated or acquired by First Franklin Financial and included in securitizations since 2003:

                                         APPROXIMATE INITIAL PRINCIPAL BALANCE OF
                 YEAR                                  CERTIFICATES
                 ----                    ----------------------------------------
                 2003                                $ 6,900,000,000
                 2004                                $18,500,000,000
                 2005                                $18,000,000,000
                 2006                                $25,500,000,000
January 1, 2007 through March 31, 2007               $ 6,900,000,000

THE DEPOSITOR

     The Depositor is a Delaware corporation whose offices are located at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York, 10080 and whose telephone number is (212) 449-0357. The Depositor is an affiliate of the Underwriter, the Servicer and First Franklin Financial.

     The Depositor has been engaged since its incorporation in 1986 in the securitization of mortgage loans and other asset types included within the description of the Issuing Entity assets in this prospectus supplement. The Depositor is engaged in the business of acting as depositor of trusts that issue series of notes that are secured by, or certificates that represent interests in, the assets of the trust. The Depositor acquires assets specifically for inclusion in a securitization from various sellers in privately negotiated transactions.

     The certificate of incorporation of the Depositor limits its activities to those necessary or convenient to carry out its securitization activities. The Depositor will have limited obligations with respect to a series of securities. The Depositor will obtain the Mortgage Loans from the Sponsor and may also assign to the Trustee certain rights of the Sponsor with respect to the Mortgage Loans. In addition, after the issuance of a series of securities, the Depositor may have limited obligations with respect to that series which may include appointing a successor trustee if the Trustee resigns or is otherwise removed and preparing certain reports filed under the Securities Exchange Act of 1934.

THE ISSUING ENTITY

     Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, the Issuing Entity, will be formed on the Closing Date pursuant to the Pooling and Servicing Agreement by and among the Depositor, the Trustee and the Servicer. The Issuing Entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold the Mortgage Loans and related assets and issue the certificates. The fiscal year end for the Issuing Entity will be December 31, commencing with December 31, 2007.

THE SERVICER

GENERAL

     HLS will act as Servicer of the Mortgage Loans. The Servicer will be required to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement.

     The Servicer is a Delaware corporation and a wholly-owned operating subsidiary of Merrill Lynch Bank & Trust Co, FSB. The Servicer is a full-service, non-prime mortgage servicing company headquartered in Pittsburgh, Pennsylvania. The loan servicing portfolio is serviced at offices located in Pittsburgh, Pennsylvania and Upper St. Clair, Pennsylvania. The Servicer has been servicing non-prime mortgage loans for approximately 16 years under various corporate names: American Financial Corporation, Altegra Credit Company and, between 2002 and 2006, under the corporate name of National City Home Loan Services, Inc. The Servicer currently ranks as the ninth (9th) largest U.S. non-prime residential mortgage servicer. The Servicer is an affiliate of the Depositor, the Underwriter and First Franklin Financial.

     Currently, substantially all of the Servicer's servicing portfolio consists of non-prime mortgage loans and variable rate home equity lines of credit, consisting of fixed-rate and adjustable-rate first and fixed rate second lien amortizing and balloon payment mortgage loans and variable rate home equity lines of credit. Prior to January 1, 2005, the closed-end first and second mortgage loans in the Servicer's servicing portfolio were originated or acquired by First Franklin Financial and loans originated thereafter were generally acquired by First Franklin Financial from National City Bank and other third-party lenders. The following table reflects the size and composition of Servicer's servicing portfolio of non-prime mortgage loans as of the end of each indicated period.

                           HOME LOAN SERVICES, INC.'S
                          NON-PRIME SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

AGGREGATE PRINCIPAL  AGGREGATE PRINCIPAL  AGGREGATE PRINCIPAL  AGGREGATE PRINCIPAL  AGGREGATE PRINCIPAL
   BALANCE AS OF        BALANCE AS OF        BALANCE AS OF        BALANCE AS OF        BALANCE AS OF
 DECEMBER 31, 2003    DECEMBER 31, 2004    DECEMBER 31, 2005    DECEMBER 31, 2006      MARCH 31, 2007
-------------------  -------------------  -------------------  -------------------  -------------------
    $18,751,589          $23,049,992          $37,591,777          $49,545,071          $52,578,631

     The Servicer began interim servicing for First Franklin Financial and its investor base in August 2002. In December, 2004, the Servicer began to retain servicing for the First Franklin Financial's investors on a permanent basis. As of March 31, 2007, the Servicer serviced approximately 229,449 loans with an aggregate unpaid principal balance of approximately $37 billion included in forty-one (41) outstanding securitizations.

     The Servicer is rated "Above Average" as a residential non-prime mortgage servicer and alternative residential mortgage servicer by S&P. The Servicer has an "RPS2" rating as a primary servicer of residential non-prime and Alt-A products and an "RSS2-" rating as a special servicer from Fitch. The Servicer is also rated "SQ1-" as a primary servicer of non-prime loans, SQ2 as a primary servicer of second lien loans and "SQ2+" as a special servicer by Moody's.

     Merrill Lynch Bank & Trust Co., FSB acquired First Franklin Financial, Home Loan Services, Inc., and the affiliated business unit NationPoint on December 30, 2006. A copy of the Purchase

Agreement between National City Bank and Merrill Lynch Bank & Trust Co., FSB is publicly available on the SEC website.

SERVICER'S DELINQUENCY AND FORECLOSURE EXPERIENCE

     The Servicer's portfolio may differ significantly from the Mortgage Loans in the Mortgage Pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the Mortgage Loans included in the Issuing Entity will be similar to that reflected in the Servicer's Static Pool Information, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted Mortgage Loans. The actual delinquency experience on the Mortgage Loans will depend, among other things, upon the value of the real estate securing such Mortgage Loans and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Loan Pool. The Servicer's delinquency results are calculated utilizing MBA methodology.

     Accordingly, there can be no assurance that the delinquency and foreclosure experience of the Issuing Entity's Mortgage Loans in the future will correspond to the future delinquency and foreclosure experience of the Servicer's one-to-four family conventional residential mortgage loan servicing portfolio.

SERVICER'S POLICIES AND PROCEDURES

     The Servicer has established standard policies for the servicing and collection of mortgage loans. The Servicer's procedures for the servicing and collection functions, include the following:

          collecting, aggregating and remitting mortgage loan payments;

          accounting for principal and interest;

          holding escrow (impound) funds for payment of taxes and insurance;

          making inspections as required of the mortgaged properties;

          supervision of delinquent mortgage loans;

          loss mitigation efforts;

          foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

          generally administering the mortgage loans, for which it receives servicing fees.

     The Servicer's collection operation is a high touch unit that utilizes the early indicator scoring model, the Avaya autodialer (the "dialer"), and manual calling campaigns. Individual ownership is key to the Servicer's collection philosophy. The purpose of the dialer and the early indicator model is to quickly and efficiently reduce the delinquency so that collectors can manually work their individual portfolios. In managing the liquidation of defaulted mortgage loans, the Servicer generally will have sole discretion to take such action in maximizing recoveries to investors, including selling defaulted mortgage loans and

REO properties. The bankruptcy unit's primary responsibilities are to protect the asset while a mortgage loan is going through the bankruptcy process. This responsibility is fulfilled by ensuring that borrowers make payments as required under the Bankruptcy Code. If this cannot be accomplished, the Servicer will seek relief through the bankruptcy court, including filing a motion from relief from the automatic stay, to enable the Servicer to commence foreclosure, as necessary. After a loan has been charged off, the Servicer's recovery team performs all aspects of the collection-related activity, including, but not limited to, borrower contact, credit bureau maintenance and tax reporting, which may result in recovery of the charged-off amount.

     Over the past three years, there has been no material change in the Servicer's servicing policies and procedures. The ownership of the Servicer, however was transferred from National City Bank to Merrill Lynch Bank & Trust Co., FSB on December 30, 2006.

PRIOR SECURITIZATIONS

     During the three years preceding the date of this prospectus supplement, the Servicer has not been notified and is not aware that any of the residential mortgage loan securitization pools serviced by the Servicer have experienced servicing events of default, termination triggers or early amortization events because of servicing by the Servicer, and the Servicer has not been terminated as a servicer in a residential mortgage loan securitization due to a servicing default or application of a servicing performance test or trigger. During such time, the Servicer also neither has failed to make any required advance with respect to any issuance of residential mortgage backed securities nor disclosed material non-compliance with the servicing criteria applicable to any such securitization.

THE TRUSTEE

     LaSalle Bank National Association will be the Trustee under the Pooling and Servicing Agreement. LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is an indirect subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation.

     On April 22, 2007, ABN AMRO Holding N.V. agreed to sell ABN AMRO North America Holding Company, the indirect parent of LaSalle Bank National Association, to Bank of America Corporation. The proposed sale currently includes all parts of the Global Securities and Trust Services Group within LaSalle Bank engaged in the business of acting as trustee, securities administrator, master servicer, custodian, collateral administrator, securities intermediary, fiscal agent and issuing and paying agent in connection with securitization transactions.

     The contract between ABN AMRO Bank N.V. and Bank of America Corporation contains a 14 calendar day "go shop" clause which continued until 11:59 PM New York time on May 6th, 2007. ABN AMRO Bank N.V. filed a copy of this contract on Form 6-K with the Securities and Exchange Commission on April 25, 2007. The contract provides that the sale of LaSalle Bank National Association is subject to regulatory approvals and other customary closing conditions.

     The contract referenced above was entered into by ABN AMRO Bank N.V. without shareholder approval. In response to a challenge of the sale by a shareholders group, a judge in the Enterprise Chamber of the Amsterdam Superior Court in the Netherlands ruled on May 3, 2007 that ABN AMRO Holding N.V. was not permitted to proceed with the sale of LaSalle Bank without shareholder approval. As of the date hereof, a shareholder's meeting to vote on the proposed sale of LaSalle Bank National Association has not occurred. Various interested parties have filed or have indicated that they will file an appeal of the ruling. On May 4, 2007, Bank of America Corporation filed a lawsuit against ABN AMRO

Bank N.V. and ABN AMRO Holding N.V. in the U.S. District Court for the Southern District of New York (Manhattan) seeking, among other things, an injunction prohibiting ABN AMRO Bank N.V. and ABN AMRO Holding N.V. from negotiating a sale of LaSalle Bank National Association or selling LaSalle Bank National Association to any third party other than as provided for in the contract referenced above, monetary damages and specific performance.

     LaSalle has extensive experience serving as trustee on securitizations of residential mortgage loans. Since January 1994, LaSalle has served as trustee, securities administrator or paying agent on over 550 residential mortgage-backed security transactions involving assets similar to the Mortgage Loans. As of March 31, 2007 LaSalle serves as trustee, securities administrator or paying agent on over 500 residential mortgage-backed security transactions. The Depositor and Servicer may maintain other banking relationships in the ordinary course of business with the Trustee. The Trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1511, Chicago, Illinois, 60603.
Attention: Global Securities and Trust Services - FFMER 2007-4 or at such other address as the Trustee may designate from time to time.

     In its capacity as Trustee, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the Issuing Entity. LaSalle will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the Pooling and Servicing Agreement. LaSalle provides custodial services on over 1,100 residential, commercial and asset-backed securitization transactions and maintains almost 3.0 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly quality assurance process. LaSalle uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

     Using information set forth in this prospectus supplement, the Trustee will develop the cashflow model for the Issuing Entity. Based on the monthly loan information provided by the Servicer, the Trustee will calculate the amount of principal and interest to be paid to each Class of Certificates on each Distribution Date. In accordance with the cashflow model and based on the monthly loan information provided by the Servicer, the Trustee will perform distribution calculations, remit distributions on the Distribution Date to certificateholders and prepare a monthly statement to certificateholders detailing the payments received and the activity on the Mortgage Loans during the collection period. In performing these obligations, the Trustee will be able to conclusively rely on the information provided to it by the Servicer, and the Trustee will not be required to recompute, recalculate or verify the information provided to it by the Servicer.

     LaSalle and the Sponsor are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to the Sponsor for certain residential mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for certain of the mortgage loans to be sold by the Sponsor to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the residential mortgage-backed securitization industry providing for the delivery, receipts, review and safekeeping of mortgage loan files.

     For information describing the Trustee's duties and responsibilities regarding the Certificates under the Pooling and Servicing Agreement, limitations on the Trustee's liability, and any other indemnification to which it will be entitled from the assets of the Issuing Entity and certain other matters, see "Administration of the Issuing Entity" and "The Pooling and Servicing Agreement."

THE CAP CONTRACT COUNTERPARTY AND THE SWAP COUNTERPARTY

     There will be three Corridor Contracts provided by Bear Stearns Financial Products Inc., in its capacity as Cap Contract Counterparty, and one Swap Agreement provided by Bear Stearns Financial Products Inc., in its capacity as Swap Counterparty.

     BSFP will be the Cap Contract Counterparty and the Swap Counterparty. BSFP, a Delaware corporation, is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies, Inc. BSFP engages in a wide array of over-the-counter interest rate, currency, and equity derivatives, typically with counterparties who require a highly rated derivative provider. As of the dates of this Prospectus, BSFP has a ratings classification of "AAA" from Standard & Poor's and "Aaa" from Moody's Investors Service. BSFP will provide upon request, without charge, to each person to whom this prospectus supplement is delivered, a copy of (i) the ratings analysis from each of Standard & Poor's and Moody's Investors Service evidencing those respective ratings or (ii) the most recent audited annual financial statements of BSFP. Request for information should be directed to the DPC Manager of Bear Stearns Financial Products Inc. at (212) 272-4009 or in writing at 383 Madison Avenue, 36th Floor, New York, New York 10179. BSFP is an affiliate of Bear, Stearns & Co. Inc.

     The information contained in the preceding paragraph has been provided by BSFP for use in this prospectus supplement. BSFP has not been involved in the preparation of, and does not accept responsibility for, this prospectus supplement as a whole or the accompanying prospectus.

     As of the Cut-off Date, the aggregate significance percentage, as calculated in accordance with Item 1115 of Regulation AB, with respect to Bear Stearns Financial Products Inc. will be less than 10%.The "significance percentage" for purposes of Item 1115 of Regulation AB is a percentage that is a reasonable good faith estimate of the proportion that the maximum probable exposure of the Corridor Contracts and the Swap Agreement (estimated in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments), on the one hand, bears to the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, on the other.

                       AFFILIATES AND RELATED TRANSACTIONS

     The Depositor, the Underwriter, the Servicer and First Franklin Financial are all affiliates of each other and have the following ownership structure:

     The Depositor is an affiliate, through common parent ownership, of the Underwriter.

     The Servicer and First Franklin Financial are affiliates of each other through common parent ownership.

     Merrill Lynch Bank & Trust Co., FSB acquired First Franklin Financial, Home Loan Services, Inc., and the affiliated business unit NationPoint on December 30, 2006. A copy of the Purchase Agreement between National City Bank and Merrill Lynch Bank & Trust Co., FSB is publicly available on the SEC website.

                             STATIC POOL INFORMATION

     The Depositor is making available on the internet at http://www.mlabsreports.ml.com information concerning the prior residential mortgage loan securitizations consisting of adjustable and fixed rate subprime mortgage loans secured by first and second lien mortgages or deeds of trust in residential real properties originated or acquired by First Franklin Financial and serviced by the Servicer. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the Mortgage Loans to be included in the Issuing Entity that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond First Franklin Financial or the Servicer's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the Mortgage Loans to be included in the Issuing Entity related to this offering.

     In the event any changes or updates are made to the information available on the website, the Depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the Depositor at 4 World Financial Center, New York, New York 10080, Attention: Mark Jury, securities administrator, telephone number
(212) 449-1441.

     The information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the Depositor's registration statement.

                      ADMINISTRATION OF THE ISSUING ENTITY

SERVICING AND ADMINISTRATIVE RESPONSIBILITIES

     The Servicer and the Trustee will have the following responsibilities with respect to the Issuing Entity:

PARTY:                           RESPONSIBILITIES:
------                           -----------------
Servicer

                                 Performing the servicing functions with respect to the Mortgage Loans and the mortgaged properties in accordance with the provisions of the Pooling and Servicing Agreement, including, but not limited to:

                                 -    collecting monthly remittances of
                                      principal and interest on the Mortgage
                                      Loans from the related borrowers,
                                      depositing such amounts in the Collection
                                      Account, and delivering all amounts on
                                      deposit in the Collection Account to the extent required by the Pooling and Servicing Agreement to the Trustee for deposit in the Certificate Account on the Servicer Remittance Date;

                                 - making Advances with respect to delinquent payments of

PARTY:                           RESPONSIBILITIES:
------                           -----------------
                                      principal and interest on the Mortgage
                                      Loans, to the extent required by the
                                      Pooling and Servicing Agreement and to the
                                      extent the Servicer believes such Advances
                                      will be recovered;

                                 -    making servicing advances in respect of
                                      customary costs and expenses incurred in the performance by the Servicer of its servicing obligations to the extent the Servicer believes such servicing advances will be recovered, including, but not limited to, the cost of (a) the preservation, restoration and protection of the mortgaged property, (b) taxes, assessments and other charges which are or may become a lien upon a first lien mortgaged property to the extent necessary to avoid foreclosure or (c) fire and hazard insurance coverage for a first lien mortgaged property;

                                 -    enforcement of foreclosure proceedings;
                                      and

                                 -    providing monthly loan-level reports to
                                      the Trustee.

Trustee

                                 Performing the trustee functions in accordance with the provisions of the Pooling and Servicing Agreement, including, but not limited to:

                                 - notifying certificateholders in connection with an event of default under the Pooling and Servicing Agreement;

                                 - enforcing the Servicer's obligations under the Pooling and Servicing Agreement

                                 -    upon the termination of the Servicer,
                                      appointing a successor servicer, and until a successor servicer is appointed, acting as successor servicer;

                                 -    upon the failure of the Servicer to make
                                      Advances with respect to a Mortgage Loan and the resulting termination of the Servicer, making those Advances to the extent provided in the Pooling and Servicing Agreement;

                                 -    receiving monthly remittances from the
                                      Servicer for deposit in the Certificate
                                      Account and distributing all amounts on
                                      deposit in the Certificate Account (after the remittance of certain fees, expenses and indemnities) to the certificateholders in accordance with the priorities described in the Pooling and Servicing
                                      Agreement;

                                 - depositing any payments received from the Cap Contract Counterparty into the
                                      Corridor Contract Account;

PARTY:                           RESPONSIBILITIES:
------                           -----------------
                                 -    in its capacity as Supplemental Interest
                                      Trust Trustee, depositing any Net Swap
                                      Payments or Swap Termination Payments
                                      received from the Swap Counterparty into
                                      the Supplemental Interest Trust;

                                 -    in its capacity as Supplemental Interest
                                      Trust Trustee, distributing amounts on
                                      deposit in the Supplemental Interest Trust to the holders of the related certificates and the Swap Counterparty, based solely on the information contained in the investor reports, in accordance with the priorities described in the Pooling and Servicing
                                      Agreement on each Distribution Date or the Business Day prior to such Distribution
                                      Date, as applicable;

                                 - preparing and distributing annual investor reports necessary to enable certificateholders to prepare their tax returns;

                                 -    preparing and distributing the monthly
                                      Distribution Date statement to
                                      certificateholders based solely on
                                      information received from the Servicer,
                                      the Cap Contract Counterparty and the Swap
                                      Counterparty and without any independent verification of such information;

                                 -    preparing and filing annual federal and
                                      (if required) state tax returns on behalf of the Issuing Entity;

                                 - preparing and filing periodic reports with the Securities Exchange Commission on behalf of the Issuing Entity with respect to the certificates in accordance with the Pooling and Servicing Agreement; and

                                 - holding and maintaining the mortgage loan documents related to the Mortgage Loans to be held by it, as custodian, in a fire-resistant facility intended for the safekeeping of mortgage loan files on behalf of the Issuing Entity.

                                 See "Descriptions of the Agreements--The
                                 Trustee" in the prospectus.

TRUST ACCOUNTS

     All amounts in respect of principal and interest received from the borrowers or other recoveries in respect of the Mortgage Loans will, at all times before distribution thereof to the certificateholders, be invested in the Trust Accounts, which are accounts established in the name of the Trustee. Funds on deposit in the Trust Accounts may be invested by the party responsible for such Trust Account in eligible investments, as described under "Description of the Agreements--Collection Account and Related Accounts" in the prospectus. The Trust Accounts will be established by the applicable parties listed below, and any investment income or other benefit earned on each Trust Account will be as retained or distributed as follows:

                                                         APPLICATION OF ANY
   TRUST ACCOUNT:          RESPONSIBLE PARTY:           INVESTMENT EARNINGS:
-------------------   ---------------------------   ----------------------------
Collection Account    Servicer                      Any investment earnings or
                                                    other benefits will be paid
                                                    as compensation or reserved
                                                    by, the Servicer and will
                                                    not be available for
                                                    distributions to
                                                    certificateholders.

Certificate Account   Trustee                       Any investment earnings or
                                                    other benefits will be paid
                                                    as compensation to the
                                                    Trustee and will not be
                                                    available for distributions
                                                    to certificateholders.

Corridor Contract     Trustee                       Funds will remain
   Account                                          uninvested.

Swap Account          Supplemental Interest Trust   Funds will remain
                      Trustee                       uninvested.

FLOW OF PAYMENTS

     The diagram below illustrates the flow of collections and other payments on the Mortgage Loans through the trust accounts.

                                  (FLOWCHART)

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     The Servicer will service the Mortgage Loans in accordance with the terms set forth in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement may be amended only with the consent of the NIMs Insurer, if any, and the NIMs Insurer will be a third party beneficiary of the Pooling and Servicing Agreement. Notwithstanding anything to the contrary in the prospectus, the Trustee will not be responsible for the performance of the servicing activities by the Servicer. If the Servicer fails to fulfill its obligations under the Pooling and Servicing Agreement, the Trustee may, in its discretion, or at the direction of the NIMs Insurer, if any, or the certificateholders, shall terminate the Servicer and appoint a successor servicer as provided in the Pooling and Servicing Agreement, subject to the pledge and assignment to a servicing rights pledgee as described herein.

     In accordance with the Pooling and Servicing Agreement, the Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more subservicers, which may be affiliates of the Servicer. Notwithstanding any subservicing arrangement, the Servicer will remain liable for its servicing duties and obligations under the Pooling and Servicing Agreement as if the Servicer alone were servicing the Mortgage Loans.

     The servicing rights with respect to the Mortgage Loans may be transferred to one or more successor servicers upon the Servicer's default, subject to the conditions set forth in the Pooling and Servicing Agreement, including the requirements that any such successor servicer be qualified to service mortgage loans for Freddie Mac or Fannie Mae, that the NIMs Insurer, if any, approve of such successor servicer, and that each Rating Agency confirm in writing that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then current ratings of any of the Offered Certificates.

     The Servicer may solicit or refer to a mortgage originator any mortgagor for refinancing or otherwise take action to encourage refinancing. Any such solicitation or action may cause the rate of prepayments on the Mortgage Loans to occur at a faster rate than might otherwise be the case.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Servicer will be paid the Servicing Fee. The amount of the monthly Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described below under "-Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans." The Servicer is also entitled to receive, as additional servicing compensation, Prepayment Interest Excesses, excess proceeds from REO Property sales and all service-related fees, including all late payment charges, insufficient funds charges, assumption fees, modification fees, extension fees, and other similar charges (other than prepayment charges), all investment income earned on, and benefits arising from, amounts on deposit in the Collection Account, and amounts on deposit in the escrow accounts. The Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Loans in connection with its responsibilities under the Pooling and Servicing Agreement. See "Description of the Certificates - Fees and Expenses of the Trust Fund."

ADJUSTMENT TO SERVICING FEE IN CONNECTION WITH CERTAIN PREPAID MORTGAGE LOANS

     When a mortgagor prepays all of a Mortgage Loan between Due Dates, the mortgagor pays interest on the amount prepaid only to the date of the Principal Prepayment. Principal Prepayments in full received during the prior Prepayment Period are included in the distribution to certificateholders on the related Distribution Date thereby causing a shortfall in interest for Principal Prepayments occurring between the 15th day of the month through and including the last day of the month. In order to mitigate the effect of any such shortfall in interest distributions to certificateholders on any Distribution Date, the Servicer is required to deposit Compensating Interest in the related Collection Account for distribution to the certificateholders on such Distribution Date; provided, however, that the amount so deposited with respect to any Distribution Date shall be limited to the product of (i) one-twelfth of 0.25% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans with respect to such Distribution Date. Compensating Interest shall only be paid with respect to Principal Prepayments in full received during the period from and including the 15th day of the month through and including the last day of the month. Any such deposit by the Servicer will be reflected in the distributions to the certificateholders made on the Distribution Date to which such Prepayment Period relates. Any Prepayment Interest Shortfall will be allocated on such Distribution Date pro rata among the outstanding classes of certificates based upon the amount of interest each such class would otherwise be paid on such Distribution Date.

ADVANCES

     Subject to the limitations described below, on each Servicer Remittance Date, the Servicer will be required to make Advances from its funds or funds in the Collection Account that are not included in available funds for such Distribution Date. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the LIBOR Certificates rather than to guarantee or insure against losses.

     The Servicer is obligated to make Advances with respect to delinquent payments of principal of and interest on each Mortgage Loan (with such payments of interest adjusted to the related Net Mortgage Rate) to the extent that such Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan; provided, however, that the Servicer will not make Advances with respect to the principal portion of any Balloon Amount but the Servicer will be required to advance monthly interest on a Balloon Loan until the principal balance thereof is reduced to zero subject to the Servicer's determination of nonrecoverability; and, provided further, that the Servicer need not make Advances with respect to any Mortgage Loan that is 150 days or more delinquent. In addition, with respect to Interest-Only Mortgage Loans, the Servicer will only advance payments of scheduled interest. The Servicer shall have the right to reimburse itself for any such advances from amounts held from time to time in the related Collection Account to the extent such amounts are not then required to be so distributed to certificateholders; provided, however, that any funds so applied and transferred shall be replaced by the Servicer by deposit in the related Collection Account no later than one Business Day prior to the Distribution Date on which such funds are required to be distributed. The Servicer will not cover shortfalls due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act or similar state legislation or regulations. In the event the Servicer previously made Advances which later are determined to be nonrecoverable, the Servicer will be entitled to reimbursement of such Advances prior to distributions to certificateholders. If the Servicer determines on any Servicer Remittance Date to make an Advance, such Advance will be included with the distribution to holders of the LIBOR Certificates on the related Distribution Date. In addition, the Servicer may withdraw from the Collection Account funds that were not included in the available funds for the preceding Distribution Date to reimburse itself for Advances previously made. Any failure by the Servicer to make an Advance as required by the Pooling and Servicing Agreement will constitute an event of default thereunder, in which case the Trustee or such other entity as may be appointed as successor servicer, will be obligated to make any such Advance in accordance with the terms of the Pooling and Servicing Agreement. The Servicer may reimburse itself from any amounts in the Collection Account for any prior Advances or servicing advances that have not been reimbursed at the time the Mortgage Loan is modified.

LOSS MITIGATION PROCEDURES

     The Servicer is authorized to engage in a wide variety of loss mitigation practices. With respect to such of the Mortgage Loans as come into and continue in default, or for which the Servicer believes default is reasonably foreseeable, the Servicer will decide whether to (i) foreclose upon the mortgaged properties securing those Mortgage Loans, (ii) write off the unpaid principal balance of the Mortgage Loans as bad debt if no net recovery is possible through foreclosure, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the mortgaged property by the mortgagor) or permit a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the mortgagor not involving a sale of the mortgaged property), (v) arrange for a repayment plan, (vi) agree to a modification in accordance with the Pooling and Servicing Agreement, or (vii) solicit or refer to a mortgage originator any mortgagor for refinancing or otherwise take action to encourage refinancing. As to any Mortgage Loan that becomes 120 days delinquent, the Servicer may obtain a broker's price opinion, the cost of which will be reimbursable as a servicing advance. After obtaining the broker's price opinion, the Servicer will determine whether a net recovery is possible through foreclosure proceedings or other liquidation of the related mortgaged property. If the Servicer determines that no such recovery is possible, it may charge off the related Mortgage Loan at the time it becomes 180 days delinquent. Once a Mortgage Loan has been charged off, the Servicer will discontinue making Advances, the Servicer will not be entitled to Servicing Fees, and the loan will be treated as a liquidated Mortgage Loan giving rise to a Realized Loss. If the Servicer determines that such net recovery is possible through foreclosure proceedings or other liquidation of the related mortgaged property on a Mortgage Loan that becomes 180 days delinquent, the Servicer may continue making Advances, the Servicer shall continue to service the Mortgage Loan and will receive the Servicing Fee therefor, and the Servicer will continue to report the Mortgage Loan to the Trustee as being serviced by the Servicer.

     Any Mortgage Loan that is charged off may continue to be serviced by the Servicer for the certificateholders using specialized collection procedures (including foreclosure, if appropriate).The Servicer will not be entitled to any Servicing Fees or reimbursement of expenses in connection with such Mortgage Loans after the date of charge off, except to the extent of funds available from the aggregate amount of recoveries on all such Mortgage Loans. Any such Mortgage Loans serviced in accordance with the specialized collection procedures shall be serviced for approximately six months. Any net recoveries received on such Mortgage Loans during such six month period will be treated as liquidation proceeds and included in the amount available to make distributions on the Certificates. On the date that is six months after the date on which the Servicer begins servicing such Mortgage Loans using the specialized collection procedures, unless specific net recoveries are anticipated by the Servicer on a particular Mortgage Loan, such charged off loan will be released to the majority holder of the Class C Certificates and thereafter, (i) the majority holder of the Class C Certificates (as identified with contact information in writing to the Servicer by the Depositor) will be entitled to any amounts subsequently received in respect of any such released loans, subject to a servicing fee, (ii) the servicing thereof and the servicing fee shall be pursuant to a servicing agreement between the Depositor and the Servicer if the Servicer continues to service such loan and (iii) the majority holder of the Class C Certificates may designate any servicer to service any such released loan and (iv) the majority holder of the Class C Certificates may sell any such released loan to a third party.

EVIDENCE AS TO COMPLIANCE

     The Pooling and Servicing Agreement will require the Servicer and any party required by Item 1123 of Regulation AB for each year in which a Report on Form 10-K is required to be filed, to deliver annually to the Depositor and the Trustee an officer's certificate stating that (i) a review of that party's servicing activities during the preceding calendar year and of performance under the agreement has been made under the officer's supervision, and (ii) to the best of the officer's knowledge, based on the review, such party has fulfilled all its obligations under the agreement throughout the year, or, if there has been a failure to fulfill any obligation in any material respect, specifying the failure known to the officer and the nature and status of the failure.

     In addition, for each year in which a Report on Form 10-K is required to be filed, the Servicer and each party, if any, that performs a discrete function specified by Item 1122(d) of Regulation AB for more than 5% of the Mortgage Loans will be required to deliver annually to the Trustee, a report (an "Assessment of Compliance") that assesses compliance by that party with the servicing criteria set forth in item 1122(d) of Regulation AB that contains the following:

          - a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

          - a statement that the party used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

          - the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

          - a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the servicing criteria.

     Each party that is required to deliver an Assessment of Compliance will also be required to deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria.

     For each year in which a Report on Form 10-K is required to be filed, the Servicer will cause all such items for itself and its required subcontractors, if any, to be delivered for filing on a Form 10-K.

CUSTODY OF THE MORTGAGE FILES

     The Servicer generally will not have responsibility for custody of the Mortgage Loan documents described under "The Pooling and Servicing Agreement--Assignment of Mortgage Loans" below. These documents are generally required to be delivered to the Trustee or the custodian on behalf of the Trustee. The Trustee or the custodian on behalf of the Trustee will hold the related Mortgage Loan documents on behalf of the Issuing Entity. The Mortgage Loan documents related to a Mortgage Loan will be held together in an individual file separate from other mortgage loan files held by the Trustee or the custodian on behalf of the Trustee. The Trustee or the custodian on behalf of the Trustee will maintain the Mortgage Loan documents in a fire-resistant facility intended for the safekeeping of mortgage loan files.

PLEDGE OF SERVICING RIGHTS

     The Servicer may pledge and assign all of its right, title and interest in, to and under the Pooling and Servicing Agreement to one or more lenders, or servicing rights pledgees, selected by the Servicer, as the representative of certain lenders. The Trustee and the Depositor will agree in the Pooling and Servicing Agreement that upon delivery to the Trustee by the servicing rights pledgee of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under the Pooling and Servicing Agreement, the Trustee shall appoint the servicing rights pledgee or its designee as successor servicer, provided that at the time of such appointment, the servicing rights pledgee or such designee meets the requirements of a successor servicer described in the Pooling and Servicing Agreement (including being acceptable to the Rating Agencies) and that the servicing rights pledgee agrees to be subject to the terms of the Pooling and Servicing Agreement. Under no circumstances will the Trustee be required to act as a backup servicer.

     The Pooling and Servicing Agreement will provide that (i) the Servicer may enter into a facility with any person which provides that such person may fund Advances and/or servicing advances, although no such facility will reduce or otherwise affect the Servicer's obligation to fund such Advances and/or servicing advances and (ii) the Pooling and Servicing Agreement may be amended by the parties thereto without the consent of the certificateholders to provide for such a facility.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates will represent the entire beneficial ownership interest in the Trust Fund to be created under the Pooling and Servicing Agreement. A copy of the Pooling and Servicing Agreement will be attached as an exhibit to the Current Report on Form 8-K of the Depositor that will be available to purchasers of the certificates at, and will be filed with, the Securities and Exchange Commission within fifteen (15) days of the initial delivery of the certificates. Reference is made to the attached prospectus for additional information regarding the terms and conditions of the Pooling and Servicing Agreement.

     The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The certificates will consist of:

     (1) the Class A Certificates, the Class M Certificates and the Class B Certificates (all of which are being offered hereby); and

     (2) the Class C Certificates and the Class P Certificates (which are not being offered hereby).

     The Group One Certificates will generally represent interests in the Group One Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group One Mortgage Loans generally will be applied to pay principal and interest with respect to the Group One Certificates. The Group Two Certificates will generally represent interests in the Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to the Group Two Mortgage Loans generally will be applied to pay principal and interest with respect to the Group Two Certificates. The Class M4, Class M5, Class M6 and Class B Certificates will generally represent interests in both the Group One and Group Two Mortgage Loans. On each Distribution Date, principal and interest received with respect to both the Group One and Group Two Mortgage Loans will be applied to pay principal and interest with respect to the Class M4, Class M5, Class M6 and Class B Certificates.

     The LIBOR Certificates (other than the Class R Certificate) will be issued in book-entry form as described below. The Definitive Certificates will be transferable and exchangeable through the Trustee. The LIBOR Certificates (other than the Class R Certificate) will be issued in minimum dollar denominations of $25,000 and integral multiples of $1 in excess of $25,000. With respect to initial European investors only, the LIBOR Certificates will only be sold in minimum total investment amounts of $100,000. A single Class R Certificate will be issued in definitive form in a $100 denomination.

BOOK-ENTRY CERTIFICATES

     The LIBOR Certificates (other than the Class R Certificate) will be Book-Entry Certificates. Certificate Owners may elect to hold their Book-Entry Certificates through DTC in the United States, or Clearstream Luxembourg or Euroclear in Europe, if they are participants in such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate principal balance of the LIBOR Certificates (other than the Class R Certificate) and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream Luxembourg and JPMorgan Chase Bank, N.A. will act as depositary for Euroclear. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum Certificate Principal Balances of $25,000 and integral multiples of $1 in excess of $25,000. With respect to European investors only, the Underwriter will only sell LIBOR Certificates in minimum total investment amounts of $100,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a Definitive Certificate. Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the Financial Intermediary that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant, and on the records of Clearstream Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Book-Entry Certificates from the Trustee through DTC and DTC Participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the Rules, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Indirect Participants, with whom Certificate Owners have accounts with respect to Book-Entry Certificates, are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interests.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Book-Entry Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Clearstream Luxembourg or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the Business Day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Luxembourg Participants on such Business Day. Cash received in Clearstream Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the Business Day following settlement in DTC. For information with respect to tax documentation procedures relating to the Book-Entry Certificates, see "Material Federal Income Tax Consequences--Grantor Trust Funds--Non-U.S. Persons," "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" and "Material Federal Income Tax Consequences--Tax Treatment of Certificates as Debt for Tax Purposes--Foreign Investors" in the prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

     Transfers between Participants will occur in accordance with the Rules. Transfers between Clearstream Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with the Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     Clearstream Luxembourg is incorporated under the laws of Luxembourg as a professional depository. Clearstream Luxembourg holds securities for Clearstream Luxembourg Participants and facilitates the clearance and settlement of securities transactions between Clearstream Luxembourg Participants through electronic book-entry changes in accounts of Clearstream Luxembourg Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream Luxembourg in any of 28 currencies, including United States dollars. Clearstream Luxembourg provides to its Clearstream Luxembourg Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream Luxembourg Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Luxembourg Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium.

     The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear Participants, and between Euroclear Participants and Participants of certain other securities intermediaries through electronic book-entry changes in accounts of such Participants or other securities intermediaries. The Euroclear Operator provides Euroclear Participants with, among other things, safekeeping, administration, clearance and settlement, securities lending and borrowing and other related services.

     Non-Participants of Euroclear may hold and transfer book-entry interests in the Certificates through accounts with a direct Participant of Euroclear or any other securities intermediary that holds a book-entry interest in the Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

     The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of Belgium.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions. The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Book-Entry Certificates held through Clearstream Luxembourg or Euroclear will be credited to the cash accounts of Clearstream Luxembourg Participants or Euroclear

Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting and may be subject to tax withholding in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--Grantor Trust Funds--Non-U.S. Persons," "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" and "Material Federal Income Tax Consequences--Tax Treatment of Certificates as Debt for Tax Purposes--Foreign Investors" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of those LIBOR Certificates in the secondary market since some potential investors may be unwilling to purchase LIBOR Certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust Fund provided by the Trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the Depositor and the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the Pooling and Servicing Agreement on behalf of a Clearstream Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if:

     (1) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor is unable to locate a qualified successor;

     (2) the Depositor, at its sole option, elects to terminate a book-entry system through DTC; or

     (3) after the occurrence and continuation of an event of default, beneficial owners having not less than 51% of the voting rights evidenced by any class of Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor to DTC) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability of Definitive Certificates through DTC. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Issuing Entity will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as holders of the LIBOR Certificates under the Pooling and Servicing Agreement.

     Although DTC, Clearstream Luxembourg and Euroclear have agreed to these procedures in order to facilitate transfers of certificates among Participants of DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS; SUPPLEMENTAL INTEREST TRUST

     The Pooling and Servicing Agreement will provide that the Servicer, for the benefit of the certificateholders, shall establish and maintain one or more accounts, known collectively as the Collection Account, into which the Servicer is generally required to deposit or cause to be deposited, promptly upon receipt and in any event within two Business Days of receipt, the payments and collections described in "Description of the Agreements-Collection Account and Related Accounts" in the prospectus, except that the Servicer may deduct its Servicing Fee, and any Advances, servicing advances and any expenses in the case of liquidating defaulted Mortgage Loans or property acquired in respect thereof. The Pooling and Servicing Agreement will permit the Servicer to direct any depository institution maintaining the related Collection Account to invest the funds in the Collection Account and escrow accounts in one or more investments acceptable to Moody's and S&P as provided in the Pooling and Servicing Agreement, that mature, unless payable on demand, no later than the Servicer Remittance Date. The Servicer will be entitled to all income and gain realized, or any other benefits derived, from the Collection Account and escrow account, and the income and gain will be subject to withdrawal by the Servicer from time to time. The Servicer will be required to deposit the amount of any losses incurred in respect to the Collection Account investments out of its own funds as the losses are realized.

     The Trustee will be obligated to establish the Certificate Account, for the benefit of the certificateholders, into which the Servicer will deposit or cause to be deposited not later than 1:00 p.m. New York City time on the Servicer Remittance Date from amounts on deposit in the Collection Account, the Interest Funds and the Principal Funds with respect to the related Distribution Date. Subject to the restrictions set forth in the Pooling and Servicing Agreement, the Trustee is permitted to direct that the funds in the Certificate Account be invested so long as the investments mature no later than the Distribution Date. Certain income and gain realized or other benefits arising from any Certificate Account investment will belong to the Trustee. The Trustee or its designee will be required to deposit in the Certificate Account out of its own funds the amount of any losses incurred in respect of any Certificate Account investment, as the losses are realized.

     The Trustee will be obligated to establish the Corridor Contract Account, for the benefit of the certificateholders, into which the Trustee shall promptly deposit upon receipt any amounts received by it and paid pursuant to the Corridor Contracts. The funds in the Corridor Contract Account shall not be invested.

     The Supplemental Interest Trust Trustee will be directed to establish the Supplemental Interest Trust, as a separate trust, the corpus of which will be held by the Supplemental Interest Trust Trustee, in trust, for the benefit of the certificateholders. On any Distribution Date, any Swap Termination Payments or Net Swap Payments owed to the Swap Counterparty will be paid out of and any Net Swap Payments or Swap Termination Payments received from the Swap Counterparty will be deposited into the Supplemental Interest Trust. The Supplemental Interest Trust will not be an asset of any REMIC. On each Distribution Date, the Trustee will distribute funds in the Supplemental Interest Trust in the manner described in "Description of the Certificates--Distributions from the Supplemental Interest Trust." Funds on deposit in the Supplemental Interest Trust shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to the Pooling and Servicing Agreement.

DISTRIBUTIONS

     General. Distributions on the certificates will be made by the Trustee on each Distribution Date, commencing in July 2007, to the persons in whose names the certificates are registered at the close of business on the Record Date.

     Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account specified by such certificateholder at a bank or other depository institution having appropriate wire transfer facilities, or, in the case of any certificateholder that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by check mailed to the address of the person entitled to distributions as it appears on the certificate register; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of such certificates at the office of the Trustee or such other address designated in writing by the Trustee. On each Distribution Date, a holder of a certificate will receive such holder's Percentage Interest of the amounts required to be distributed with respect to the applicable class of certificates.

     Distributions of Interest. For each Distribution Date, the interest distributable with respect to the Certificates is the interest that has accrued thereon at the then applicable related Pass-Through Rate during the related Accrual Period less Prepayment Interest Shortfalls, if any.

     All calculations of interest on the LIBOR Certificates will be made on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period.

     On each Distribution Date (or in the case of any Net Swap Payments owed to the Swap Counterparty, one business day (as determined under the Swap Agreement) prior to such Distribution Date), the Interest Funds for such Distribution Date are required to be distributed in the following order of priority, until such Interest Funds have been fully distributed:

     (1) to the Class P Certificates, an amount equal to any prepayment charges received with respect to the Mortgage Loans or paid by the Servicer or the Sponsor in respect of prepayment charges during the related Prepayment Period if made in connection with Principal Prepayments in full and during the related calendar period if made in connection with partial Principal Prepayments;

     (2) to the Supplemental Interest Trust, any Net Swap Payments owed to the Swap Counterparty;

     (3) to the Supplemental Interest Trust, any Swap Termination Payment owed by the Issuing Entity to the Swap Counterparty (other than Defaulted Swap Termination Payments);

     (4) concurrently, to each class of the Class A Certificates, the Current Interest and any Interest Carry Forward Amount with respect to each such class; provided, however, that if Interest Funds are insufficient to make a full distribution of the aggregate Current Interest and the aggregate Interest Carry Forward Amount to the Class A Certificates, Interest Funds will be distributed pro rata among each class of the Class A Certificates based upon the ratio of (x) the Current Interest and Interest Carry Forward Amount for each such class to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Class A Certificates in the aggregate;

     (5) concurrently, to each class of the Class M1 Certificates, the Current Interest and any Interest Carry Forward Amount with respect to each such class; provided, however, that if Interest Funds are insufficient to make a full distribution of the aggregate Current Interest and the aggregate Interest Carry Forward Amount to the Class M1 Certificates, Interest Funds will be distributed pro rata among each class of the Class M1 Certificates based upon the ratio of (x) the Current Interest and Interest Carry Forward Amount for each such class to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Class M1 Certificates in the aggregate;

     (6) concurrently, to each class of the Class M2 Certificates, the Current Interest and any Interest Carry Forward Amount with respect to each such class; provided, however, that if Interest Funds are insufficient to make a full distribution of the aggregate Current Interest and the aggregate Interest Carry Forward Amount to the Class M2 Certificates, Interest Funds will be distributed pro rata among each class of the Class M2 Certificates based upon the ratio of (x) the Current Interest and Interest Carry Forward Amount for each such class to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Class M2 Certificates in the aggregate;

     (7) concurrently, to each class of the Class M3 Certificates, the Current Interest and any Interest Carry Forward Amount with respect to each such class; provided, however, that if Interest Funds are insufficient to make a full distribution of the aggregate Current Interest and the aggregate Interest Carry Forward Amount to the Class M3 Certificates, Interest Funds will be distributed pro rata among each class of the Class M3 Certificates based upon the ratio of (x) the Current Interest and Interest Carry Forward Amount for each such class to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Class M3 Certificates in the aggregate;

     (8) to the Class M4 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

     (9) to the Class M5 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

     (10) to the Class M6 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

     (11) to the Class B1 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

     (12) to the Class B2 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class;

     (13) to the Class B3 Certificates, the Current Interest for such class and any Interest Carry Forward Amount with respect to such class; and

     (14) any remainder to be distributed as described under "--Overcollateralization Provisions" below.

     On each Distribution Date (or prior to such Distribution Date, with respect to payments to the Supplemental Interest Trust), subject to the provisos in (4)
- (7) above, Interest Funds received on the Group One Mortgage Loans will be deemed to be distributed to the Group One Certificates, and Interest Funds received on the Group Two Mortgage Loans will be deemed to be distributed to the Group Two Certificates, in each case, until the related Current Interest and Interest Carry Forward Amount of each such class of certificates for such Distribution Date has been paid in full, and thereafter, Interest Funds not required for such distributions will be available to be applied, if necessary, to the class or classes of certificates that are not related to such group of Mortgage Loans.

     Any payments received under the terms of the related Corridor Contract will be available to pay the holders of the related classes of the LIBOR Certificates amounts in respect of any Floating Rate Certificate Carryover (other than any Floating Rate Certificate Carryover attributable to the fact that Realized Losses are not allocated to the Class A Certificates). Any amounts received under the terms of the Corridor Contracts on a Distribution Date that are not used to pay such Floating Rate Certificate Carryover will be distributed to the holder of the Class C Certificates. Payments from the proceeds of the related Corridor Contract in respect of such Floating Rate Certificate Carryover shall be paid to the related classes of LIBOR Certificates, pro rata, based upon such Floating Rate Certificate Carryover for each related class of LIBOR Certificates.

     Distributions of Principal. On each Distribution Date (or in the case of any Net Swap Payments owed to the Swap Counterparty, one business day (as determined under the Swap Agreement) prior to such Distribution Date), the Principal Distribution Amount for such Distribution Date is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

     (1) to the Supplemental Interest Trust, any Net Swap Payments owed to the Swap Counterparty to the extent not paid pursuant to paragraph (2) under "--Distributions of Interest" above.

     (2) to the Supplemental Interest Trust, any Swap Termination Payment owed by the Issuing Entity to the Swap Counterparty (other than Defaulted Swap Termination Payments) to the extent not paid pursuant to paragraph (3) under "--Distributions of Interest" above;

     (3) to the Class A Certificates, the Class A Principal Distribution Amount will be distributed as follows:

          (a) the Class 1-A Principal Distribution Amount will be distributed sequentially to the Class R Certificates until the Certificate Principal Balance of such class has been reduced to zero and then to the Class 1-A Certificates until the Certificate Principal Balance of such class has been reduced to zero; and

          (b) the Class 2-A Principal Distribution Amount will be distributed as follows: sequentially, to the Class 2-A1 Certificates until the Certificate Principal Balance of such class has been reduced to zero, then to the Class 2-A2 Certificates until the Certificate Principal Balance of such class has been reduced to zero, then to the Class 2-A3 Certificates until the Certificate Principal Balance of such class has been reduced to zero, and then to the Class 2-A4 Certificates until the Certificate Principal Balance of such class has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Class M, Class B and Class C Certificates has been reduced to zero, any principal distributions allocated to the Class 2-A1, Class 2-A2, Class 2-A3 and

               Class 2-A4 Certificates are required to be allocated pro rata, among such classes, based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero;

     (4) to the Class M1 Certificates, the Class M1 Principal Distribution Amount will be distributed, concurrently, as follows: (x) the Group One Principal Distribution Percentage of the Class M1 Principal Distribution Amount will be distributed to the Class 1-M1 Certificates until the Certificate Principal Balance of such class has been reduced to zero and (y) the Group Two Principal Distribution Percentage of the Class M1 Principal Distribution Amount will be distributed to the Class 2-M1 Certificates until the Certificate Principal Balance of such class has been reduced to zero; provided, however, that on and after the Distribution Date on which the Certificate Principal Balance of either the Class 1-M1 or Class 2-M1 Certificates has been reduced to zero while the other Class M1 Certificates remain outstanding, then all of the Class M1 Principal Distribution Amount will be distributed to the outstanding Class M1 Certificate until the Certificate Principal Balance of such class has been reduced to zero;

     (5) to the Class M2 Certificates, the Class M2 Principal Distribution Amount will be distributed, concurrently, as follows: (x) the Group One Principal Distribution Percentage of the Class M2 Principal Distribution Amount will be distributed to the Class 1-M2 Certificates until the Certificate Principal Balance of such class has been reduced to zero and (y) the Group Two Principal Distribution Percentage of the Class M2 Principal Distribution Amount will be distributed to the Class 2-M2 Certificates until the Certificate Principal Balance of such class has been reduced to zero; provided, however, that on and after the Distribution Date on which the Certificate Principal Balance of either the Class 1-M2 or Class 2-M2 Certificates has been reduced to zero while the other Class M2 Certificates remain outstanding, then all of the Class M2 Principal Distribution Amount will be distributed to the outstanding Class M2 Certificate until the Certificate Principal Balance of such class has been reduced to zero;

     (6) to the Class M3 Certificates, the Class M3 Principal Distribution Amount will be distributed, concurrently, as follows: (x) the Group One Principal Distribution Percentage of the Class M3 Principal Distribution Amount will be distributed to the Class 1-M3 Certificates until the Certificate Principal Balance of such class has been reduced to zero and (y) the Group Two Principal Distribution Percentage of the Class M3 Principal Distribution Amount will be distributed to the Class 2-M3 Certificates until the Certificate Principal Balance of such class has been reduced to zero; provided, however, that on and after the Distribution Date on which the Certificate Principal Balance of either the Class 1-M3 or Class 2-M3 Certificates has been reduced to zero while the other Class M3 Certificates remain outstanding, then all of the Class M3 Principal Distribution Amount will be distributed to the outstanding Class M3 Certificate until the Certificate Principal Balance of such class has been reduced to zero;

     (7)  to the Class M4 Certificates, the Class M4 Principal Distribution
          Amount;

     (8)  to the Class M5 Certificates, the Class M5 Principal Distribution
          Amount;

     (9)  to the Class M6 Certificates, the Class M6 Principal Distribution
          Amount;

     (10) to the Class B1 Certificates, the Class B1 Principal Distribution Amount;

     (11) to the Class B2 Certificates, the Class B2 Principal Distribution Amount;

     (12) to the Class B3 Certificates, the Class B3 Principal Distribution Amount; and

     (13) any remainder to be distributed as described under "-
          Overcollateralization Provisions" below.

EXAMPLE OF DISTRIBUTIONS

     The following sets forth an example of distributions on the Certificates for the Distribution Date in August 2007:

July 1 through
July 31................   Prepayment Period        Principal Prepayments in part received by the Servicer
                          (Principal Prepayments   during the prior calendar month will be deposited into
                          in part):                the Collection Account for remittance to the Trustee
                                                   on the Servicer Remittance Date.

July 2 through
August 1...............   Due Period:              Payments due on the first day of the month of the
                                                   related Distribution Date and partial Principal
                                                   Prepayments made during the preceding calendar month
                                                   from borrowers will be deposited in the Collection
                                                   Account as received and will include scheduled
                                                   principal payments plus interest on July 1 principal
                                                   balances of the Mortgage Loans.

July 15 through
August 14..............   Prepayment Period        Principal Prepayments in full received by the Servicer
                          (Principal Prepayments   during the related Prepayment Period will be deposited
                          in full):                into the Collection Account as received for remittance
                                                   to the Trustee on the Servicer Remittance Date.

July 31................   Record Date              With respect to all Classes of LIBOR Certificates and
                                                   the Distribution Date, distributions will be made to
                                                   certificateholders of record as of the last Business
                                                   Day of the prior month.

August 20..............   Servicer Remittance      The Servicer will remit to the Trustee collections and
                          Date:                    recoveries in respect of the Mortgage Loans including
                                                   any Advances required to be made by the Servicer for
                                                   that Distribution Date on the later of the (x) the day
                                                   that is two Business Days after the 15th day of the
                                                   month in which the related Distribution Date occurs
                                                   and (y) the 18th day (or if such day is not a Business
                                                   Day, the immediately succeeding Business Day) of the
                                                   month in which the related Distribution Date occurs.

August 27..............   Distribution Date:       On the 25th day of each month (or if the 25th day is
                                                   not a Business Day, the next succeeding Business Day),
                                                   the Trustee will make distributions to
                                                   certificateholders.

Succeeding months will follow the same pattern. July 2007 will follow the same pattern except that the Record Date will be the Closing Date.

FEES AND EXPENSES OF THE TRUST FUND

     In consideration of their duties on behalf of the Trust Fund, the Servicer and the Trustee will receive from the assets of the Trust Fund certain fees and other compensation as set forth in the following table:

                  Frequency                                          How and When Fee and/or
Fee Payable to:   of Payment:   Amount of Fee and/or Compensation:   Compensation Is Paid:
---------------   -----------   ----------------------------------   --------------------------------
Servicer          Monthly       For each Mortgage Loan, a monthly    The monthly fee will be deducted
                                fee paid to the Servicer out of      by the Servicer from the
                                interest collections received from   Collection Account in respect of
                                the related Mortgage Loan            each Mortgage Loan serviced by
                                calculated on the outstanding        the Servicer, before payment of
                                principal balance of each Mortgage   any amounts to
                                Loan at 0.500% per annum for each    certificateholders.
                                Mortgage Loan.

                                Additionally, any investment
                                earnings on, or benefits derived
                                from, the Collection Account and
                                the escrow accounts will be paid
                                as compensation to the Servicer,
                                and will not be available for
                                distributions to
                                certificateholders. As additional
                                servicing compensation, the
                                Servicer is entitled to receive
                                Prepayment Interest Excesses,
                                excess proceeds from REO Property
                                sales, all assumption fees and
                                other similar charges (other than
                                prepayment charges).

Trustee           Monthly       Any investment earnings on and       Investment earnings will be
                                other benefits arising from the      deducted by the Trustee from the
                                Certificate Account will be paid     Certificate Account, before
                                as compensation to the Trustee and   payment of any amounts to
                                will not be available for            certificateholders.
                                distributions to
                                certificateholders.

     The fees and/or other compensation of the Servicer and the Trustee as set forth in the table above may not be increased without amendment of the Pooling and Servicing Agreement as described under "Description of the Agreements --Amendment" in the prospectus.

     Expenses, fees and indemnity amounts of and other amounts due to the Servicer and the Trustee will be reimbursed before payments are made on the Certificates.

OVERCOLLATERALIZATION PROVISIONS

     If on any Distribution Date, after giving effect to any Extra Principal Distribution Amount, the aggregate Certificate Principal Balance of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the Certificate Principal Balance of the Subordinate Certificates will be reduced, in inverse order of seniority (beginning with the Class B3 Certificates and pro rata within each numerical designation with respect to the class M1, class M2 and class M3 certificates) by an amount equal to such excess until the Certificate Principal Balance of each such class is reduced to zero.

     If the Certificate Principal Balance of a class of Subordinate Certificates is reduced, that class thereafter will be entitled to distributions of interest and principal only with respect to its Certificate Principal Balance as so reduced. On subsequent Distribution Dates, however, as described below, Interest Funds and Principal Funds not otherwise required to be distributed with respect to principal of and interest on the certificates will be applied to reduce Unpaid Realized Loss Amounts previously allocated to such certificates in order of seniority.

     On each Distribution Date (or in the case of any Net Swap Payments owed to the Swap Counterparty, one business day (as determined under the Swap Agreement) prior to such Distribution Date), Interest Funds and Principal Funds not otherwise required to be distributed with respect to principal of and interest on the certificates as described above under "--Distributions" will be required to be distributed in respect of the following amounts, without duplication, until fully distributed:

     (1) to the Class A Certificates, any amounts due as described and in the same order of priority as set forth in paragraph (4) of "--Distributions of Interest," to the extent unpaid from Interest Funds;

     (2) to the Subordinate Certificates, any amounts due as described and in the same order of priority as set forth in paragraphs (5) through (13) of "--Distributions of Interest," to the extent unpaid from Interest Funds;

     (3)  the Extra Principal Distribution Amount;

     (4) to the Class M1 Certificates, on a pro rata basis for each class of the Class M1 Certificates based on (x) the Unpaid Realized Loss Amount of such class of the Class M1 Certificates over (y) the aggregate Unpaid Realized Loss Amount of the Class M1 Certificates, any Unpaid Realized Loss Amount for such class;

     (5) to the Class M2 Certificates, on a pro rata basis for each class of the Class M2 Certificates based on (x) the Unpaid Realized Loss Amount of such class of the Class M2 Certificates over (y) the aggregate Unpaid Realized Loss Amount of the Class M2 Certificates, any Unpaid Realized Loss Amount for such class;

     (6) to the Class M3 Certificates, on a pro rata basis for each class of the Class M3 Certificates based on (x) the Unpaid Realized Loss Amount of such class of the Class M3 Certificates over (y) the aggregate Unpaid Realized Loss Amount of the Class M3 Certificates, any Unpaid Realized Loss Amount for such class;

     (7) to the Class M4 Certificates, any Unpaid Realized Loss Amount for such class;

     (8) to the Class M5 Certificates, any Unpaid Realized Loss Amount for such class;

     (9) to the Class M6 Certificates, any Unpaid Realized Loss Amount for such class;

     (10) to the Class B1 Certificates, any Unpaid Realized Loss Amount for such class;

     (11) to the Class B2 Certificates, any Unpaid Realized Loss Amount for such class;

     (12) to the Class B3 Certificates, any Unpaid Realized Loss Amount for such class;

     (13) to the LIBOR Certificates, on a pro rata basis, the Floating Rate Certificate Carryover in proportion to such amounts;

     (14) to the Supplemental Interest Trust, any Defaulted Swap Termination Payment to the extent not already paid; and

     (15) to the Class C Certificates or the Class R Certificate, the remaining amount.

DISTRIBUTIONS FROM THE SUPPLEMENTAL INTEREST TRUST

     On or prior to each Distribution Date (or in the case of any Net Swap Payments owed to the Swap Counterparty, one business day (as determined under the Swap Agreement) prior to such Distribution Date), funds in the Supplemental Interest Trust will be distributed in the following order of priority:

     (1) to the Swap Counterparty, all Net Swap Payments, if any, owed to the Swap Counterparty for such Distribution Date;

     (2) to the Swap Counterparty, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Counterparty;

     (3) to each class of the Class A Certificates, on a pro rata basis, any Current Interest and any Interest Carry Forward Amount with respect to such class to the extent unpaid from Interest Funds and Principal Funds in proportion to such unpaid amounts;

     (4) sequentially, to each class of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2 and Class B3 Certificates, in that order, any Current Interest for such class to the extent unpaid from Interest Funds and Principal Funds; provided, however that any amounts distributed to the Class M1, Class M2 and Class M3 Certificates shall be distributed to each class of such Class M Certificates, pro rata, based on Current Interest due to each class;

     (5) sequentially, to each class of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2 and Class B3 Certificates, in that order, any Interest Carry Forward Amount with respect to such class to the extent unpaid from Interest Funds and Principal Funds; provided, however that any amounts distributed to the Class M1, Class M2 and Class M3 Certificates shall be distributed to each class of such Class M Certificates, pro rata, based on Interest Carry Forward Amount due to each class;

     (6) to the LIBOR Certificates, to pay principal as described and in the same manner and order of priority as set forth in paragraphs (3) through (12) of "--Distributions of Principal" in order to maintain amounts in respect of the targeted overcollateralization amount, and after giving effect to distributions of the Principal Distribution Amount for each such Class;

     (7) sequentially, to each class of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2 and Class B3 Certificates, in that order, any Unpaid Realized Loss Amount for such class to the extent unpaid from Interest Funds and Principal Funds; provided, however that any amounts distributed to the Class M1, Class M2 and Class M3 Certificates shall be distributed to each class of such Class M Certificates, pro rata, based on any Unpaid Realized Loss Amount due to each class;

     (8) to the LIBOR Certificates, on a pro rata basis, any Floating Rate Certificate Carryover to the extent not paid from Interest Funds or Principal Funds based on the amount of such unpaid Floating Rate Certificate Carryover;

     (9) to the Swap Counterparty, any Defaulted Swap Termination Payment owed to the Swap Counterparty; and

     (10) to the holders of the Class C Certificates, any remaining amounts.

     Notwithstanding the foregoing, however, the sum of all cumulative amounts distributed pursuant to clauses (6) and (7) above will not exceed the cumulative amount of all Realized Losses incurred.

     Any Floating Rate Certificate Carryover will be paid on future Distribution Dates from and to the extent of funds available for that purpose as described in this prospectus supplement. The ratings on the LIBOR Certificates do not address the likelihood of the payment of any Floating Rate Certificate Carryover.

     In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor Swap Counterparty cannot be obtained with such Swap Termination Payment, then such Swap Termination Payment will be deposited into a reserve account and the Supplemental Interest Trust Trustee, on each subsequent Distribution Date (until the termination date of the original Swap Agreement), will withdraw the amount of any Net Swap Payment deemed due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement, for the benefit of the Issuing Entity. Any such reserve account shall not be an asset of any REMIC. Any amounts remaining in such reserve account shall be distributed to the holders of the Class C Certificates on the Distribution Date immediately following the earlier of (i) the optional termination of the Trust Fund as described in "The Pooling and Servicing Agreement --Optional Termination" herein and (ii) the Distribution Date in June 2012.

SUBORDINATION OF THE DISTRIBUTIONS OF THE SUBORDINATE CERTIFICATES

     The rights of the holders of the Subordinate Certificates to receive payments with respect to the Mortgage Loans will be subordinated to the rights of the holders of the Class A Certificates and the rights of the holders of each class of Subordinate Certificates (other than the Class M1 Certificates) to receive such distributions will be further subordinated to the rights of the class or classes of Subordinate Certificates with higher payment priorities, in each case only to the extent described in this prospectus supplement. The subordination of the Subordinate Certificates to the Class A Certificates and the further subordination among the Subordinate Certificates is intended to provide the certificateholders having higher relative payment priority with protection against Realized Losses.

CORRIDOR CONTRACTS

     On the Closing Date, the Trustee, on behalf of the Issuing Entity, will be directed to enter into three interest rate cap transactions with the Cap Contract Counterparty as evidenced by the Corridor Contracts. The Corridor Contracts will be entered into in lieu of negotiating an ISDA Master Agreement and confirmation thereunder, and pursuant to the Corridor Contracts, an ISDA Master Agreement will be deemed to have been executed by the Trustee, on behalf of the Issuing Entity, and the Cap Contract Counterparty on the date that each Corridor Contract was executed. The Corridor Contracts are subject to certain ISDA definitions. On or prior to the related Corridor Contract Termination Date, amounts, if any, received by the Trustee for the benefit of the Issuing Entity in respect of the applicable Corridor Contract will be used to pay Floating Rate Certificate Carryover (other than any Floating Rate Certificate Carryover attributable to the fact that Realized Losses are not allocated to the Class A Certificates) on the related classes of the LIBOR Certificates on a pro rata basis. Any amounts that are received on the Corridor Contracts that are not used to pay such Floating Rate Certificate Carryover on the related LIBOR Certificates will be distributed to the holder of the Class C Certificates.

     On the Closing Date, the Cap Contract Counterparty and the Trustee, on behalf of the Issuing Entity, will enter into a credit support annex in relation to each of the Corridor Contracts to protect the Issuing Entity from certain ratings downgrades that might hinder the ability of the Cap Contract Counterparty to continue its obligations under the Corridor Contracts. The Trustee will establish a segregated collateral account to hold any collateral amounts required to be posted by the Cap Contract Counterparty under the credit support annex. Where a termination event occurs with respect to the Cap Contract Counterparty under the Corridor Contracts, or where the Cap Contract Counterparty fulfills certain obligations to the Issuing Entity such as finding a replacement swap counterparty or a guarantor that meets established criteria of the Rating Agencies, the Trustee may be required to make payments from the segregated collateral account to the Cap Contract Counterparty if amounts are due to such party under the terms of the credit support annex. The Trustee will deposit into the segregated collateral account any amounts posted by the Cap Contract Counterparty and will remit interest earned on such amounts to the Cap Contract Counterparty pursuant to the terms of the credit support annex. Amounts held in the segregated collateral account will not be part of the Trust Fund and will not be available for distribution to any investors.

     With respect to any Distribution Date on or prior to the related Corridor Contract Termination Date, in exchange for a fixed payment made to the Cap Contract Counterparty on the Closing Date, the Cap Contract Counterparty is obligated to pay to the Issuing Entity for deposit into the Corridor Contract Account under the related Corridor Contract an amount equal to the product of
(i) the excess, if any, of (x) the lesser of (A) the related Upper Collar as shown under the heading "1 ML Strike Upper Collar" in the related Derivative LIBOR Corridor Table appearing below and (B) Derivative LIBOR for such Distribution Date over (y) the rate with respect to such Distribution Date as shown under the heading "1 ML Strike Lower Collar" in the related Derivative LIBOR Corridor Table appearing below, (ii) an amount equal to the lesser of (x) the related Corridor Contract Notional Balance for such Distribution Date and
(y) the outstanding Certificate Principal Balance for such Distribution Date of
(A) in the case of the Group One Corridor Contract, the Group One Certificates,
(B) in the case of the Group Two Corridor Contract, the Group Two Certificates or (C) in the case of the Class M4, Class M5, Class M6 and Class B Certificate Corridor Contract, the Class M4, Class M5, Class M6 and Class B Certificates and
(iii) the actual number of days in such Accrual Period, divided by 360.

     The Group One Corridor Contract Notional Balances, Group One Lower Collars and Group One Upper Collar are as described in the following table:

                    GROUP ONE DERIVATIVE LIBOR CORRIDOR TABLE

                                               1ML STRIKE
         BEGINNING    ENDING      NOTIONAL    LOWER COLLAR      1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)      (%)(1)      UPPER COLLAR (%)
------   ---------   --------   -----------   ------------   ----------------
1         06/26/07   07/25/07   580,019,000       8.352           10.830
2         07/25/07   08/25/07   577,686,248       7.802           10.830
3         08/25/07   09/25/07   573,977,320       7.802           10.830
4         09/25/07   10/25/07   568,876,537       8.068           10.830
5         10/25/07   11/25/07   562,382,433       7.802           10.830
6         11/25/07   12/25/07   554,495,805       8.070           10.830

(1) With respect to any Distribution Date, if Derivative LIBOR (subject to the Group One Upper Collar equal to 10.830% per annum) exceeds the Group One Lower Collar, the Issuing Entity will receive payments pursuant to the Group One Corridor Contract.

     The Group Two Corridor Contract Notional Balances, Group Two Lower Collars and Group Two Upper Collar are as described in the following table:

                    GROUP TWO DERIVATIVE LIBOR CORRIDOR TABLE

                                               1ML STRIKE
         BEGINNING    ENDING      NOTIONAL    LOWER COLLAR      1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)      (%)(1)      UPPER COLLAR (%)
------   ---------   --------   -----------   ------------   ----------------
1         06/26/07   07/25/07   850,381,000       8.425           10.320
2         07/25/07   08/25/07   846,773,360       7.870           10.320
3         08/25/07   09/25/07   841,140,568       7.870           10.320
4         09/25/07   10/25/07   833,459,673       8.139           10.320
5         10/25/07   11/25/07   823,730,267       7.871           10.320
6         11/25/07   12/25/07   811,953,735       8.140           10.320

(1) With respect to any Distribution Date, if Derivative LIBOR (subject to the Group Two Upper Collar equal to 10.320% per annum) exceeds the Group Two Lower Collar, the Issuing Entity will receive payments pursuant to the Group Two Corridor Contract.

     The Class M4, Class M5, Class M6 and Class B Certificate Corridor Contract Notional Balances, Class M4, Class M5, Class M6 and Class B Certificate Lower Collars and Class M4, Class M5, Class M6 and Class B Certificate Upper Collar are as described in the following table:

CLASS M4, CLASS M5, CLASS M6 AND CLASS B CERTIFICATE DERIVATIVE LIBOR CORRIDOR TABLE

                                               1ML STRIKE
         BEGINNING    ENDING      NOTIONAL    LOWER COLLAR      1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)      (%)(1)      UPPER COLLAR (%)
------   ---------   --------   -----------   ------------   ----------------
1        06/26/07    07/25/07   120,000,000       7.451            8.380
2        07/25/07    08/25/07   120,000,000       6.898            8.380
3        08/25/07    09/25/07   120,000,000       6.899            8.380
4        09/25/07    10/25/07   120,000,000       7.166            8.380
5        10/25/07    11/25/07   120,000,000       6.899            8.380
6        11/25/07    12/25/07   120,000,000       7.167            8.380

(1) With respect to any Distribution Date, if Derivative LIBOR (subject to a Class M4, Class M5, Class M6 and Class B Certificate Upper Collar equal to 8.380% per annum) exceeds the Class M4, Class M5, Class M6 and Class B Certificate Lower Collar, the Issuing Entity will receive payments pursuant to the Class M4, Class M5, Class M6 and Class B Certificate Corridor Contract.

     Each Corridor Contract is scheduled to remain in effect until the applicable Corridor Contract Termination Date and will be subject to early termination only in limited circumstances. Such circumstances include certain insolvency or bankruptcy events in relation to the Cap Contract Counterparty or the Issuing Entity, the failure by the Cap Contract Counterparty (after a grace period as set forth in the related Corridor Contract, after notice of such failure is received by the Cap Contract Counterparty) to make a payment due under the related Corridor Contract, the failure by the Cap Contract Counterparty or the Issuing Entity (after a cure period as set forth in the related Corridor Contract) to perform any other agreement made by it under the related Corridor Contract, the termination of the Trust Fund, the reduction in creditworthiness of a party following a merger event and the related Corridor Contract becoming illegal or subject to certain kinds of taxation.

     The LIBOR Certificates do not represent an obligation of the Cap Contract Counterparty. Holders of the LIBOR Certificates will not have any right to proceed directly against the Cap Contract Counterparty in respect of its obligations under any Corridor Contract.

SWAP AGREEMENT

     On the Closing Date, the Supplemental Interest Trust Trustee will enter into the Swap Agreement with the Swap Counterparty, Bear Stearns Financial Products Inc., for the benefit of the Supplemental Interest Trust.

     The Swap Agreement will be entered into in lieu of negotiating an ISDA Master Agreement and confirmation thereunder, and pursuant to the Swap Agreement, an ISDA Master Agreement will be deemed to have been executed by the Supplemental Interest Trust Trustee and the Swap Counterparty on the date that the Swap Agreement was executed. The Swap Agreement is subject to certain ISDA definitions.

     The Swap Counterparty and the Supplemental Interest Trust Trustee will enter into a credit support annex in relation to the Swap Agreement to protect the Supplemental Interest Trust from certain ratings downgrades that might hinder the ability of the Swap Counterparty to continue its obligations under the Swap Agreement. The Supplemental Interest Trust Trustee will establish a segregated collateral account to hold any collateral amounts required to be posted by the Swap Counterparty under the credit support annex. Where a termination event occurs with respect to the Swap Counterparty under the Swap Agreement, or where the Swap Counterparty fulfills certain obligations to the Supplemental Interest Trust such as finding a replacement swap counterparty or a guarantor that meets established criteria of the Rating Agencies, the Supplemental Interest Trust Trustee may be required to make payments from the segregated collateral account to the Swap Counterparty if amounts are due to such party under the terms of the credit support annex. The Supplemental Interest Trust Trustee will deposit into the segregated collateral account any amounts posted by the Swap Counterparty and will remit interest earned on such amounts to the Swap Counterparty pursuant to the terms of the credit support annex. Amounts held in the segregated collateral account will not be part of the Trust Fund and will not be available for distribution to any investors.

     Under the Swap Agreement, with respect to each Distribution Date during the period beginning on the Distribution Date in January 2008 and terminating immediately following the Distribution Date in June 2012, the Supplemental Interest Trust will be obligated to pay to the Swap Counterparty a fixed payment at a per annum rate as set forth in the table below, determined on the basis of a 360-day year with twelve 30-day months, and the Swap Counterparty will be obligated to pay to the Supplemental Interest Trust a floating payment at a rate of Derivative LIBOR, determined based on a 360-day year and the actual number of days in the related Accrual Period, in each case calculated based on the scheduled notional balance set forth in the schedule below. To the extent the fixed payment owed by the Supplemental Interest Trust exceeds the floating payment owed by the Swap Counterparty, one business day (as determined under the Swap Agreement) prior to the related Distribution Date the Supplemental Interest Trust will make a Net Swap Payment to the Swap Counterparty out of amounts on deposit in the Certificate Account otherwise available to certificate holders as described in "Distributions--Distributions of Interest" and "--Distributions of Principal." To the extent that the floating payment owed by the Swap Counterparty exceeds the fixed payment owed by the Supplemental Interest Trust, one business day (as determined under the Swap Agreement) prior to the related Distribution Date, the Swap Counterparty shall make a Net Swap Payment to the Supplemental Interest Trust, which shall be deposited in the Supplemental Interest Trust for the benefit of the Issuing Entity.

     The Swap Agreement Notional Balances will be as shown in the following table:

                      SWAP AGREEMENT NOTIONAL BALANCE TABLE

          BEGINNING     ENDING        NOTIONAL     FIXED STRIKE
PERIOD     ACCRUAL      ACCRUAL     BALANCE ($)      RATE (%)
------   ----------   ----------   -------------   ------------
   1     06/26/2007   07/25/2007               0          NA
   2     07/25/2007   08/25/2007               0          NA
   3     08/25/2007   09/25/2007               0          NA
   4     09/25/2007   10/25/2007               0          NA
   5     10/25/2007   11/25/2007               0          NA
   6     11/25/2007   12/25/2007               0          NA
   7     12/25/2007   01/25/2008   1,492,258,070       5.500
   8     01/25/2008   02/25/2008   1,464,352,871       5.500
   9     02/25/2008   03/25/2008   1,435,274,831       5.500
  10     03/25/2008   04/25/2008   1,404,318,001       5.500
  11     04/25/2008   05/25/2008   1,368,944,131       5.500
  12     05/25/2008   06/25/2008   1,330,216,185       5.500
  13     06/25/2008   07/25/2008   1,284,727,486       5.500
  14     07/25/2008   08/25/2008   1,242,112,950       5.500
  15     08/25/2008   09/25/2008   1,202,685,969       5.500
  16     09/25/2008   10/25/2008   1,166,030,853       5.500
  17     10/25/2008   11/25/2008   1,131,861,906       5.500
  18     11/25/2008   12/25/2008   1,099,361,483       5.500
  19     12/25/2008   01/25/2009   1,068,915,852       5.500
  20     01/25/2009   02/25/2009   1,039,987,428       5.500
  21     02/25/2009   03/25/2009   1,013,054,171       5.500
  22     03/25/2009   04/25/2009     987,086,146       5.500
  23     04/25/2009   05/25/2009     884,368,638       5.500
  24     05/25/2009   06/25/2009     754,723,763       5.500
  25     06/25/2009   07/25/2009     645,752,823       5.500
  26     07/25/2009   08/25/2009     559,141,229       5.500
  27     08/25/2009   09/25/2009     511,986,456       5.500
  28     09/25/2009   10/25/2009     476,467,738       5.500
  29     10/25/2009   11/25/2009     448,651,382       5.500
  30     11/25/2009   12/25/2009     423,532,952       5.500

          BEGINNING     ENDING        NOTIONAL     FIXED STRIKE
PERIOD     ACCRUAL      ACCRUAL     BALANCE ($)      RATE (%)
------   ----------   ----------   -------------   ------------
  31     12/25/2009   01/25/2010     400,163,295       5.500
  32     01/25/2010   02/25/2010     379,247,009       5.500
  33     02/25/2010   03/25/2010     360,453,998       5.500
  34     03/25/2010   04/25/2010     343,221,242       5.500
  35     04/25/2010   05/25/2010     321,341,086       5.500
  36     05/25/2010   06/25/2010     289,331,519       5.500
  37     06/25/2010   07/25/2010     259,928,887       5.500
  38     07/25/2010   08/25/2010     235,640,172       5.500
  39     08/25/2010   09/25/2010     216,004,392       5.500
  40     09/25/2010   10/25/2010     199,726,304       5.500
  41     10/25/2010   11/25/2010     185,583,498       5.500
  42     11/25/2010   12/25/2010     172,584,673       5.500
  43     12/25/2010   01/25/2011     160,992,007       5.500
  44     01/25/2011   02/25/2011     150,493,801       5.500
  45     02/25/2011   03/25/2011     140,999,495       5.500
  46     03/25/2011   04/25/2011     140,999,495       5.500
  47     04/25/2011   05/25/2011     140,999,495       5.500
  48     05/25/2011   06/25/2011     140,999,495       5.500
  49     06/25/2011   07/25/2011     140,999,495       5.500
  50     07/25/2011   08/25/2011     140,999,495       5.500
  51     08/25/2011   09/25/2011     135,108,914       5.500
  52     09/25/2011   10/25/2011     129,276,434       5.500
  53     10/25/2011   11/25/2011     123,795,311       5.500
  54     11/25/2011   12/25/2011     118,647,191       5.500
  55     12/25/2011   01/25/2012     113,789,016       5.500
  56     01/25/2012   02/25/2012     109,213,312       5.500
  57     02/25/2012   03/25/2012     104,890,645       5.500
  58     03/25/2012   04/25/2012     100,736,806       5.500
  59     04/25/2012   05/25/2012      96,708,459       5.500
  60     05/25/2012   06/25/2012      92,861,729       5.500

     Upon early termination of the Swap Agreement, the Swap Counterparty may owe the Supplemental Interest Trust a Swap Termination Payment for the benefit of the Issuing Entity, or the Supplemental Interest Trust may owe the Swap Counterparty a Swap Termination Payment. Net Swap Payments and Swap Termination Payments (other than Defaulted Swap Termination Payments) payable to the Swap Counterparty shall be paid out of the Supplemental Interest Trust on a senior basis with respect to each applicable Distribution Date. Defaulted Swap Termination Payments owed to the Swap Counterparty shall be paid out of the Supplemental Interest Trust on a subordinated basis. See "Description of the Certificates--Distributions from the Supplemental Interest Trust."

     The Swap Agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default applicable to either party under the Swap Agreement include, among other things, the following:

          -    failure to pay;

          -    certain bankruptcy and insolvency events; and

          - a merger without an assumption of obligations under the Swap Agreement.

     Early termination events under the Swap Agreement include, among other things:

          - illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the Swap Agreement or guaranty, as applicable);

          - a tax event (which generally relates to either party receiving a payment under the Swap Agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax);

          - a tax event upon merger (which generally relates to either party receiving a payment under the Swap Agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger);

          - a credit event upon merger (which generally relates to a reduction in the creditworthiness of a party resulting from a merger);

          - the aggregate Certificate Principal Balance of all certificates outstanding has been reduced to zero;

          - the occurrence of an optional termination as described under "The Pooling and Servicing Agreement--Optional Termination";

          - amendment of the Pooling and Servicing Agreement that adversely affects the Swap Counterparty without its prior consent; and

          - failure by the Swap Counterparty to comply with certain provisions in the Swap Agreement related to Regulation AB; and

          -    the occurrence of a Downgrade Termination Event.

     If the Supplemental Interest Trust Trustee is unable to or, if applicable, chooses not to obtain a substitute swap agreement in the event that the Swap Agreement is terminated, interest distributable on the certificates will be paid from amounts received on the Mortgage Loans without the benefit of a Swap Agreement or a substitute swap agreement; provided, however, the Trustee shall thereafter administer the Swap Termination Payment received as described under "Description of the Certificates--Distributions from the Supplemental Interest Trust", for the benefit of the Issuing Entity.

     On or after the Closing Date and so long as the Rating Agency Condition has been satisfied, (i) the Supplemental Interest Trust Trustee may, with the consent of the Swap Counterparty, assign or transfer all or a portion of the Swap Agreement and (ii) the Swap Counterparty may assign its obligations under the Swap Agreement to any institution.

     The Swap Agreement is scheduled to terminate by its terms immediately following the Distribution Date in June 2012, and upon termination of the Swap Agreement no further amounts will be paid to the Swap Counterparty by the Supplemental Interest Trust Trustee and no further regularly scheduled amounts will be paid to the Supplemental Interest Trust Trustee by the Swap Counterparty.

CALCULATION OF ONE-MONTH LIBOR

     On each Interest Determination Date, the Trustee will determine One-Month LIBOR for the related Accrual Period on the basis of (1) the offered rates for one-month United States dollar deposits from Reuters, as of 11:00 a.m. (London time) on such Interest Determination Date (or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee) or (2) if such rate does not appear on Reuters as of 11:00 a.m. (London time), the Trustee will determine such rate on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date.

     If One-Month LIBOR is determined under clause (2) above, on each Interest Determination Date, One-Month LIBOR for the related Accrual Period for the LIBOR Certificates will be established by the Trustee as follows:

               (A) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period for the LIBOR Certificates shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.03125%).

               (B) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

     The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates, for the related Accrual Period for the LIBOR Certificates shall (in the absence of manifest error) be final and binding.

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date, the Trustee will prepare and make available on its website located at www.etrustee.net to each certificateholder, the Servicer, the Depositor, the Cap Contract Counterparty, the Swap Counterparty and any other interested party identified in the Pooling and Servicing Agreement a statement, based on information required by the Pooling and Servicing Agreement to be delivered by the Servicer, the Cap Contract Counterparty and the Swap Counterparty and certain calculations by the Trustee, generally setting forth among other information:

     (1) the amount of the related distribution to holders of each class of certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate amount of all scheduled payments of principal included therein and (C) any Extra Principal Distribution Amount, in the aggregate and with respect to the Group One Mortgage Loans and Group Two Mortgage Loans;

     (2) the amount of such distribution to holders of each class of certificates allocable to interest;

     (3)  the Interest Carry Forward Amount for each class of certificates;

     (4) the Certificate Principal Balance of each class of certificates after giving effect to the distribution of principal on such Distribution Date;

     (5) the aggregate outstanding principal balance of each class of certificates for the following Distribution Date;

     (6) the amount of the Servicing Fee paid to or retained by the Servicer and any amounts constituting reimbursement or indemnification of the Servicer or the Trustee;

     (7) the Pass-Through Rate for each class of certificates for such Distribution Date;

     (8) the amount of Advances included in the distribution on such Distribution Date;

     (9) the cumulative amount of (A) Realized Losses and (B) Applied Realized Loss Amounts to date, in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans;

     (10) the amount of (A) Realized Losses and (B) Applied Realized Loss Amounts with respect to such Distribution Date, in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans;

     (11) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, and (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and
          (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date, in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans in accordance with the OTS methodology for measuring delinquencies;

     (12) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the last day of the preceding calendar month;

     (13) whether a Stepdown Trigger Event has occurred and is in effect;

     (14) the total number and principal balance of any REO Properties as of the close of business on the last day of the preceding calendar month, in the aggregate;

     (15) any Floating Rate Certificate Carryover paid and all Floating Rate Certificate Carryover remaining on each class of the LIBOR Certificates on such Distribution Date;

     (16) the number and amount of prepayment charges received during the related Prepayment Period if made in connection with Principal Prepayments in full and for the preceding calendar month if made in connection with partial Principal Prepayments in the aggregate;

     (17) as of each Distribution Date, the amount, if any, received by the Issuing Entity pursuant to each Corridor Contract and the amount thereof, if any, to be paid to each class of certificates;

     (18) as of each Distribution Date, the amount of any Net Swap Payments or Swap Termination Payment paid or received by the Supplemental Interest Trust pursuant to the Swap Agreement and the amount of any Defaulted Swap Termination Payments paid by the Supplemental Interest Trust;

     (19) the number of Mortgage Loans with respect to which (i) a reduction in the Mortgage Rate has occurred or (ii) the related borrower's obligation to repay interest on a monthly basis has been suspended or reduced pursuant to the Servicemembers Civil Relief Act or similar state laws, as amended; and the amount of interest not required to be paid with respect to any such Mortgage Loans during the related Due Period as a result of such reductions in the aggregate and with respect to the Group One Mortgage Loans and the Group Two Mortgage Loans;

     (20) the amounts distributed as interest in respect of the portion of each class of certificates that represents a regular or residual interest in a REMIC and the amount of distributions on each class of certificates not treated as distributions on a regular or residual interest in a REMIC;

     (21) the aggregate amount of all Advances recovered for the applicable Distribution Date;

     (22) the allocation to each class of certificates of any Realized Losses during the preceding calendar month;

     (23) with respect to each class of certificates, the amount of any Compensating Interest shortfalls on such Distribution Date; and

     (24) information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with pool asset substitutions and repurchases (and purchase rates, if applicable).

     Assistance in using the Trustee's website can be obtained by calling the Trustee's transaction administrator at (312) 992-1816. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

     In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each certificateholder of record during the previous calendar year and the NIMs Insurer, upon its written request, a statement containing information necessary to enable certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

ADDITIONAL RIGHTS OF THE HOLDER OF THE CLASS R CERTIFICATE

     The Class R Certificate will remain outstanding for so long as the Trust Fund shall exist, whether or not such Class R Certificate is receiving current distributions of principal or interest. In addition to distributions of principal and interest distributable as described under "--Distributions," the holder of the Class R Certificate will be entitled to receive (i) the amounts, if any, remaining in each REMIC on any Distribution Date after distributions of principal and interest on the regular interests and Class R Certificate on such date and (ii) the proceeds of the assets of the Trust Fund, if any, remaining in each REMIC after distributions in respect of any accrued and unpaid interest on such regular interests and Class R Certificate, and after distributions in respect of principal have reduced the principal amounts of the regular interests and Class R Certificate to zero. After the Certificate Principal Balance of the Class R Certificate is reduced to zero, it is not anticipated that any material distributions will be made with respect to the Class R Certificate at any time. See "Material Federal Income Tax Consequences--REMICs-Taxation of Owners of REMIC Residual Certificates" in the prospectus.

RESTRICTIONS ON TRANSFER OF THE CLASS R CERTIFICATE

     The Class R Certificate will be subject to the following restrictions on transfer, and the Class R Certificate will contain a legend describing such restrictions.

     The REMIC provisions of the Code impose certain taxes on (i) transferors of residual interests to, or agents that acquire residual interests on behalf of, disqualified organizations (as defined in the prospectus) and (ii) certain pass-through entities (as defined in the prospectus) that have disqualified organizations as beneficial owners. No tax will be imposed on a pass-through entity (other than an "electing large partnership" as defined in the Code) with respect to the Class R Certificate to the extent it has received an affidavit from the owner thereof that such owner is not a disqualified organization or a nominee for a disqualified organization. The Pooling and Servicing Agreement will provide that no legal or beneficial interest in the Class R Certificate may be transferred to or registered in the name of any person unless (i) the proposed purchaser provides to the Trustee an affidavit to the effect that, among other items, such transferee is not a disqualified organization and is not purchasing the Class R Certificate as an agent for a disqualified organization (i.e., as a broker, nominee, or other middleman thereof) and (ii) the transferor states in writing to the Trustee that it has no actual knowledge that such affidavit or letter is false. Further, such affidavit or letter requires the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the Class R Certificate in excess of cashflows generated thereby, (iii) intends to pay taxes associated with holding the Class R Certificate as such taxes become due, (iv) will not transfer the Class R Certificate to any person or entity that does not provide a similar affidavit or letter and (v) will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer.

     In addition, the Class R Certificate may not be purchased by or transferred to any person that is not a U.S. Person (as defined in the prospectus), unless such person holds such Class R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective IRS Form W-8ECI (or any successor thereto).

     The Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Any transferor or agent to whom the Trustee provides information as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

     The Class R Certificate may not be acquired by or transferred to a Plan or a person acting for, on behalf of or with any assets of any such Plan. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

                       THE POOLING AND SERVICING AGREEMENT

GENERAL

     The certificates will be issued pursuant to the Pooling and Servicing Agreement among the Depositor, the Servicer and the Trustee. The NIMs Insurer, if any, the Cap Contract Counterparty and the Swap Counterparty will each be a third party beneficiary of the Pooling and Servicing Agreement. In addition, the NIMs Insurer, if any, will have various rights under the Pooling and Servicing Agreement. The LIBOR Certificates in certificated form will be transferable and exchangeable at the office of the Trustee, which will serve as certificate registrar and paying agent. The Trustee will provide to a prospective or actual certificateholder, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to LaSalle Bank National Association, 135 South LaSalle Street, Suite 1511, Chicago, Illinois 60603, Attention: FFMER 2007-4.

THE ISSUING ENTITY

     Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, the Issuing Entity, will be formed on the closing date pursuant to the Pooling and Servicing Agreement. The Issuing Entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the Mortgage Loans and related assets and issue the certificates. The fiscal year end for the Issuing Entity will be December 31, commencing with December 31, 2007.

     The Trustee and the Servicer will act on behalf of the Issuing Entity in accordance with the Pooling and Servicing Agreement, and may only perform those actions on behalf of the Issuing Entity that are specified or permitted in the Pooling and Servicing Agreement.

     Under the Pooling and Servicing Agreement, the Trustee on behalf of the Issuing Entity will not have the power to issue additional certificates representing interests in the Pooling and Servicing

Agreement, borrow money on behalf of the Issuing Entity or make loans from the assets of the Issuing Entity to any person or entity, without the amendment of the Pooling and Servicing Agreement by certificateholders and the other parties thereto as described under "Description of the Agreements--Amendment" in the prospectus.

     If the assets of the Issuing Entity are insufficient to pay the certificateholders all principal and interest owed, holders of certificates will not receive all of their expected payments of interest and principal and will suffer a loss. The Issuing Entity, as a New York common law trust, is not eligible to be a debtor in a bankruptcy proceeding. In the event of bankruptcy of the Sponsor, the Depositor or the Originator, it is not anticipated that the Issuing Entity would become part of the bankruptcy estate or subject to the bankruptcy control of a third party.

ASSIGNMENT OF MORTGAGE LOANS

     The Mortgage Loans will be assigned to the Trustee, together with all principal and interest received with respect to the Mortgage Loans on and after the Cut-off Date, other than scheduled payments due on or before that date. The Trustee, as authenticating agent, will, concurrently with such assignment, authenticate and deliver the Offered Certificates. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement that will specify with respect to each Mortgage Loan, among other things, the original principal balance and the Stated Principal Balance as of the close of business on the Cut-off Date, the Mortgage Rate, the scheduled payment and the maturity date of such Mortgage Loan.

     As to each Mortgage Loan, the following documents are generally required to be delivered to the Trustee (or its custodian) in accordance with the Pooling and Servicing Agreement: (1) the related original Mortgage Note endorsed without recourse to the Trustee or in blank, (2) the original Mortgage with evidence of recording indicated (or, if the original recorded Mortgage has not yet been returned by the recording office, a copy thereof certified to be a true and complete copy of such Mortgage sent for recording), (3) an original assignment of the Mortgage to the Trustee or in blank in recordable form (except as described below), (4) the policies of title insurance issued with respect to each Mortgage Loan, and (5) the originals of any assumption, modification, extension or guaranty agreements. It is expected that the Mortgages or assignments of Mortgage with respect to many of the Mortgage Loans will have been recorded in the name of an agent on behalf of the holder of the related Mortgage Note. In those cases, no Mortgage assignment in favor of the Trustee will be required to be prepared, delivered or recorded. Instead, the Servicer will be required to take all actions as are necessary to cause the Trustee to be shown as the owner of the related Mortgage Loan on the records of the agent for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by the agent. The Pooling and Servicing Agreement does not require the Depositor or any other party to record the assignments and the Depositor does not expect to cause the assignments to be recorded.

     On the Closing Date, the Sponsor will make certain representations and warranties similar to those summarized in the prospectus under the heading "Description of the Agreements--Representations and Warranties; Repurchases" to the Depositor pursuant to the terms of a mortgage loan purchase agreement. In the Pooling and Servicing Agreement, the Depositor will assign such representations and warranties to the Trustee for the benefit of holders of the Offered Certificates. Within the period of time specified in the Pooling and Servicing Agreement following its discovery of a breach of any representation or warranty that materially or adversely affects the interests of holders of Offered Certificates in a Mortgage Loan, or receipt of notice of such breach, the Sponsor will be obligated to cure such breach or purchase the affected Mortgage Loan from the Issuing Entity for a price equal to the unpaid principal balance thereof plus accrued interest thereon plus any costs and damages incurred by the

Issuing Entity in connection with any violation by the affected Mortgage Loan of any predatory or abusive lending laws (or, in certain circumstances, to substitute another Mortgage Loan).

     To the extent that any Mortgage Loan as to which a representation or warranty has been breached is not purchased by the Sponsor, and a Realized Loss occurs with respect to that Mortgage Loan, holders of the Offered Certificates may incur a loss. See "Risk Factors--First Franklin Financial Corporation may not be able to repurchase defective mortgage loans."

AMENDMENT

     The Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee with the consent of the NIMs Insurer, if any, without the consent of certificateholders, for any of the purposes set forth under "Description of the Agreements--Amendment" in the prospectus and as set forth under "Servicing of the Mortgage Loans--Pledge of Servicing Rights" herein; provided, however, that the Swap Counterparty shall be notified of and must consent to any amendment that will materially affect the Swap Counterparty's rights or interests under the Pooling and Servicing Agreement. In addition, the Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee and the holders of a 66 2/3% Percentage Interest of each class of certificates affected thereby, with the consent of the NIMs Insurer, if any, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the certificateholders; provided, however, that no such amendment may

     (1) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of such certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (1) above, without the consent of the holders of certificates of such class evidencing, as to such class, Percentage Interests aggregating 66 2/3%;

     (3) reduce the aforesaid percentage of aggregate outstanding principal amounts of certificates of each class, the holders of which are required to consent to any such amendment, without the consent of the holders of all certificates of such class; or

     (4) materially affect the Swap Counterparty's rights or interests unless the Swap Counterparty has received notice of and consented to such amendment.

     In addition, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Sponsor, the Servicer and the Trustee, without the consent of any of the certificateholders, to comply with the provisions of Regulation AB.

OPTIONAL TERMINATION

     Immediately after the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is reduced to less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase all of the Mortgage Loans and thereby terminate the Issuing Entity pursuant to the terms of the Pooling and Servicing Agreement. Any such purchase will occur at a price at least equal to the Optional Termination Price. Net proceeds (after reimbursement of amounts due to the Servicer and the Trustee) from the purchase will be distributed to the certificateholders in the order of priority described herein. Any such optional termination of the Trust Fund will result in an early retirement of the certificates. If the Servicer fails to exercise its option to purchase all of the mortgage loans for the purchase price, then the NIMs Insurer, if any, may, on and Distribution Date thereafter, purchase all of the mortgage loans for the purchase price.

EVENTS OF DEFAULT

     Events of default will consist of:

     (1) any failure by the Servicer to deposit in the Collection Account or the Certificate Account the required amounts or remit to the Trustee any payment (including an Advance required to be made under the terms of the Pooling and Servicing Agreement) that continues unremedied for the number of days set forth in the Pooling and Servicing Agreement after written notice of the failure shall have been given to the Servicer, the Trustee and the Depositor by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the holders of certificates evidencing greater than 50% of the voting rights evidenced by the certificates;

     (2) any failure by the Servicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the Servicer in the Pooling and Servicing Agreement, that continues unremedied for the number of days set forth in the Pooling and Servicing Agreement after the giving of written notice of the failure to the Servicer, the Trustee or the Depositor by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the holders of certificates evidencing greater than 50% of the voting rights evidenced by the certificates; and

     (3) insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Servicer indicating its insolvency or inability to pay its obligations.

As of any date of determination, (1) holders of the LIBOR Certificates will be allocated 98% of all voting rights, allocated among the LIBOR Certificates in proportion to their respective outstanding Certificate Principal Balances and
(2) holders of the Class C and Class P Certificates will be allocated all of the remaining voting rights. Voting rights will be allocated among the certificates of each class in accordance with their respective Percentage Interests.

RIGHTS UPON EVENT OF DEFAULT

     So long as an event of default under the Pooling and Servicing Agreement remains unremedied, the Trustee may, or upon the receipt of instructions from the holders of certificates having greater than 50% of the voting rights evidenced by the certificates shall, (and with the consent of the NIMs Insurer, if any) terminate all of the rights and obligations of the defaulting Servicer under the Pooling and Servicing Agreement and in and to the Mortgage Loans, whereupon the Trustee will, within the time period specified in the Pooling and Servicing Agreement, succeed to all of the responsibilities and duties of the Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances, subject to the pledge and assignment to a servicing rights pledgee as described in the Pooling and Servicing Agreement, or will appoint a successor servicer thereunder. No assurance can be given that termination of the rights and obligations of the Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the Mortgage Loans serviced by the Servicer, including the delinquency experience of such Mortgage Loans.

     No certificateholder, solely by virtue of the holder's status as a certificateholder, will have any right under the Pooling and Servicing Agreement to institute any proceeding regarding an event of default, unless the holder previously has given to the Trustee written notice of the continuation of an event of default and unless the holders of certificates having not less than 25% of the voting rights evidenced by the certificates have made written request to the Trustee to institute such proceeding in its own name as trustee thereunder and have offered to the Trustee, reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding.

THE TRUSTEE

     The Trustee will be the trustee under the Pooling and Servicing Agreement. The Trustee will be entitled to investment income earned on and other benefits from funds in the Certificate Account. The Trustee will be entitled to reimbursement for certain expenses and indemnification amounts prior to distributions of any amounts to certificateholders. The office of the Trustee is located at 135 South LaSalle Street, Suite 1511, Chicago, Illinois 60603,
Attention: FFMER 2007-4 or at such other addresses as the Trustee may designate from time to time.

     The Trustee will:

     (1) provide administrative services and file reports with regard to the certificates;

     (2) provide reports to the certificateholders regarding the Mortgage Loans and the certificates; and

     (3) receive payments with respect to the Mortgage Loans from the Servicer and, in its capacity as paying agent for the certificates, remit the payments to the certificateholders as described herein.

     The Trustee will pay certain administrative expenses of the trust from amounts on deposit in the Certificate Account.

INDEMNIFICATION AND LIMITATION OF LIABILITY

     The Pooling and Servicing Agreement will provide that HLS, LaSalle, as Trustee and in its individual capacity, and any officer, employee or agent thereof will be indemnified from the assets of the Issuing Entity and will be held harmless against any loss, liability or expense incurred in connection with
(1) any audit, controversy or judicial proceeding relating to a governmental authority or any legal proceeding incurred without negligence or willful misconduct on their part, arising out of, or in connection with the acceptance or administration of the trusts created under the Pooling and Servicing Agreement and (ii) the performance of their duties under the Pooling and Servicing Agreement, including any applicable fees and expenses payable under the Pooling and Servicing Agreement, and the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties thereunder. HLS and LaSalle will also be entitled to reimbursement by the Issuing Entity of all reasonable expenses, disbursements and Advances incurred or made by the Servicer or the Trustee in accordance with the Pooling and Servicing Agreement (including the fees and expenses of its counsel), except any such expenses, disbursements and Advances that are not unanticipated or arise from its negligence, bad faith or willful misconduct.

SPECIAL SERVICING AGREEMENTS

     The Pooling and Servicing Agreement may permit the Servicer to enter into a special servicing advisory agreement with a holder of the Class R Certificate and/or one or more other class of subordinate certificates issued by the Issuing Entity or of a net interest margin trust holding certificates issued by the Issuing Entity or an advisor thereto. Pursuant to such agreement, the Servicer may provide such person, in its capacity as special servicer, with loan-level information with respect to the Mortgage Loans, and such person may advise the Servicer with respect to the commencement of foreclosure proceedings or other actions to liquidate such Mortgage Loans and/or any other efforts to maximize recoveries with respect to such Mortgage Loans.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

     The weighted average life of and the yield to maturity on each class of the LIBOR Certificates will be directly related to the rate of payment of principal (including Principal Prepayments) of the Mortgage Loans. The actual rate of prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in a particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the mortgage loans, the extent of the mortgagors' equity in the related properties, and changes in the mortgagors' housing needs, job transfers and employment status, as well as whether the related mortgage loans are subject to prepayment charges. The Servicer may solicit or refer to a mortgage originator any mortgagor for refinancing or otherwise take action to encourage refinancing. Any such refinancings will affect the rate of prepayments on the mortgage pool.

     The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the LIBOR Certificates at prices other than par, even if the average rate of prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of Principal Prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the LIBOR Certificates may not be offset by a subsequent like reduction (or increase) in the rate of prepayments. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the LIBOR Certificates. The Depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determinations.

     The weighted average life of and yield to maturity on each class of the LIBOR Certificates will also be influenced by the amount of Net Excess Cashflow generated by the Mortgage Loans and applied in reduction of the Certificate Principal Balances of such certificates. The level of Net Excess Cashflow available on any Distribution Date to be applied in reduction of the Certificate Principal Balances of the LIBOR Certificates will be influenced by, among other factors:

     (1) the overcollateralization level of the assets at such time (i.e., the extent to which interest on the related Mortgage Loans is accruing on a higher Stated Principal Balance than the Certificate Principal Balance of the related LIBOR Certificates);

     (2)  the delinquency and default experience of the related Mortgage Loans;

     (3)  the level of One-Month LIBOR;

     (4)  the Mortgage Index for the Adjustable Rate Mortgage Loans; and

     (5) the provisions of the Pooling and Servicing Agreement that permit Net Excess Cashflow to be distributed to the Class C Certificates or the Class R Certificate when required overcollateralization levels have been met.

To the extent that greater (or lesser) amounts of Net Excess Cashflow are distributed in reduction of the Certificate Principal Balance of a class of LIBOR Certificates, the weighted average life thereof can be expected to shorten (or lengthen). No assurance, however, can be given as to the amount of Net Excess Cashflow distributed at any time or in the aggregate. See "Description of the Certificates--Overcollateralization Provisions."

     Any Net Swap Payments owed to the Swap Counterparty will reduce amounts available for distribution to certificateholders and may reduce the Pass-Through Rates on the LIBOR Certificates. If the rate of prepayments on the Mortgage Loans is faster than anticipated, the amount on which payments due under the Swap Agreement are calculated (namely, the scheduled notional amount) may exceed the aggregate scheduled principal balance of the Mortgage Loans, thereby increasing the relative proportion of interest collections on the Mortgage Loans that must be applied to make Net Swap Payments to the Swap Counterparty. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the LIBOR Certificates.

PREPAYMENTS AND YIELDS FOR THE CERTIFICATES

     Generally, if purchased at other than par, the yield to maturity on the LIBOR Certificates will be affected by the rate of the payment of principal of the Mortgage Loans. If the actual rate of payments on the Mortgage Loans is slower than the rate anticipated by an investor who purchases LIBOR Certificates at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Mortgage Loans is faster than the rate anticipated by an investor who purchases LIBOR Certificates at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. Because approximately 69.20% of the Statistical Mortgage Loans contain prepayment charges, the rate of Principal Prepayments during the term of such prepayment charges may be less than the rate of Principal Prepayments for Mortgage Loans which do not contain prepayment charges; however, Principal Prepayments on the Mortgage Loans could be expected to increase, perhaps materially, at or near the time of the expiration of the terms of such prepayment charges.

     Approximately 16.84% of the Statistical Mortgage Loans in the mortgage pool are Fixed Rate Mortgage Loans. In general, if prevailing interest rates fall significantly below the interest rates on fixed rate mortgage loans, fixed rate mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on fixed rate mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed rate mortgage loans, fixed rate mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on fixed rate mortgage loans.

     Approximately 83.16% of the Statistical Mortgage Loans in the mortgage pool are Adjustable Rate Mortgage Loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at lower interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to a lower fixed interest rate. In addition, depending on prevailing interest rates, adjustable rate mortgage loans could experience higher prepayment rates at or near the time of any interest rate adjustment. Nevertheless, no assurance can be given as to the level of prepayment that the Mortgage Loans will experience.

     Although the Mortgage Rates on the Adjustable Rate Mortgage Loans are subject to adjustment, such Mortgage Rates adjust less frequently than the Pass-Through Rate on the LIBOR Certificates and adjust by reference to the Mortgage Index. Changes in One-Month LIBOR may not correlate with changes in the Mortgage Index and also may not correlate with prevailing interest rates. It is possible that an increased level of One-Month LIBOR could occur simultaneously with a lower level of prevailing interest rates which would be expected to result in faster Principal Prepayments, thereby reducing the weighted average life of the LIBOR Certificates. The Mortgage Rate applicable to substantially all of the Adjustable Rate Mortgage Loans and any Adjustment Date will be based on the Mortgage Index value most recently announced generally as of a date 45 days prior to such Adjustment Date. Thus, if the Mortgage Index value with respect to an Adjustable Rate Mortgage Loan rises, the lag in time before the corresponding Mortgage Rate increases will, all other things being equal, slow the upward adjustment of the related Available Funds Cap. Moreover, the Fixed Rate Mortgage Loans have Mortgage Rates that will not adjust and the presence of the Fixed Rate Mortgage Loans in the mortgage pool will make the related Available Funds Cap less likely to adjust either upward or downward. See "The Mortgage Pool."

     The calculation of the Pass-Through Rate on each class of the LIBOR Certificates is based upon the value of an index (One-Month LIBOR) that is different from the value of the Mortgage Index applicable to all of the Adjustable Rate Mortgage Loans (Six-Month LIBOR) as described under "The Mortgage Pool--General." In addition, the Fixed Rate Mortgage Loans have Mortgage Rates that are not dependent upon any index.

     The Group One Certificates are subject to the Group One Available Funds Cap, which limits the Pass-Through Rate on the Group One Certificates to a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group One Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date, less the pro rata portion (calculated based on the ratio of the Group One Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group One Mortgage Loans of any Net Swap Payment or Swap Termination Payment (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such Distribution Date; and (y) the aggregate Stated Principal Balance of the Group One Mortgage Loans as of the first day of the related Accrual Period and (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

     The Group Two Certificates are subject to the Group Two Available Funds Cap, which limits the Pass-Through Rate on the Group Two Certificates to a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group Two Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date, less the pro rata portion (calculated based on the ratio of the Group Two Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group Two Mortgage Loans of any Net Swap Payment or Swap Termination Payment (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such Distribution Date and (y) the aggregate Stated Principal Balance of the Group Two Mortgage Loans as of the first day of the related Accrual Period and (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

     The Class M4, Class M5, Class M6 and Class B Certificates are subject to the Weighted Average Available Funds Cap, which limits the Pass-Through Rate on the Class M4, Class M5, Class M6 and Class B Certificates to a per annum rate equal to the weighted average of the Group One Available Funds

Cap and the Group Two Available Funds Cap (weighted in proportion to the results of subtracting from the aggregate Stated Principal Balance of each Mortgage Group the current Certificate Principal Balance of the Group One Certificates, in the case of Group One, or the Group Two Certificates, in the case of Group
Two).

     Furthermore, even if One-Month LIBOR and Six-Month LIBOR were at the same level, various factors may cause an Available Funds Cap to limit the amount of interest that would otherwise accrue on a related class of LIBOR Certificates. In particular, the Pass-Through Rate on each class of LIBOR Certificates adjusts monthly, while the interest rates on the Adjustable Rate Mortgage Loans adjust less frequently and the interest rates on the Fixed Rate Mortgage Loans remain constant, with the result that the operation of an Available Funds Cap may limit increases in the Pass-Through Rates for extended periods in a rising interest rate environment. In addition, the Adjustable Rate Mortgage Loans are subject to periodic (i.e., semi-annual) adjustment caps, minimum and maximum rate caps, and the weighted average margin is subject to change based upon prepayment experience, which also may result in an Available Funds Cap limiting increases in the Pass-Through Rate for the related classes of LIBOR Certificates. Consequently, the interest that becomes due on the Mortgage Loans (net of the Servicing Fee and any Net Swap Payments owed to the Swap Counterparty or Swap Termination Payments owed to the Swap Counterparty for the related Distribution Date (other than Defaulted Swap Termination Payments)) with respect to any Distribution Date may not equal the amount of interest that would accrue at One-Month LIBOR plus the margin on each class of LIBOR Certificates. Furthermore, if an Available Funds Cap determines the Pass-Through Rate for a class of LIBOR Certificates for a Distribution Date, the market value of such class of LIBOR Certificates may be temporarily or permanently reduced. Although the Pooling and Servicing Agreement provides a mechanism to pay, on a subordinated basis, any Floating Rate Certificate Carryover, there is no assurance that funds will be available to pay such amount. The ratings assigned to the LIBOR Certificates do not address the likelihood of the payment of any such amount.

     In addition, the Pass-Through Rate on the Group One Certificates is subject to the Group One Maximum Rate Cap, the Pass-Through Rate on any class of the Group Two Certificates is subject to the Group Two Maximum Rate Cap and the Pass-Through Rate on any class of the Class M4, Class M5, Class M6 and Class B Certificates is subject to the Weighted Average Maximum Rate Cap. The Maximum Rate Caps may limit increases in the Pass-Through Rate on the related class of LIBOR Certificates and any shortfall of interest will not be recovered, except under limited circumstances described herein.

     The extent to which the yield to maturity on the LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. In particular, in the case of the LIBOR Certificates purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of the LIBOR Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

     The Last Scheduled Distribution Date for each class of LIBOR Certificates is set forth in the chart appearing on page S-4. The actual final Distribution Date with respect to each class of LIBOR Certificates could occur significantly earlier than its Last Scheduled Distribution Date because:

     (1) Principal Prepayments are likely to occur and such Principal Prepayments will be applied to the payment of the Certificate Principal Balances thereof;

     (2) excess interest to the extent available will be applied as an accelerated payment of principal on the LIBOR Certificates as described herein; and

     (3) the Servicer may purchase all of the Mortgage Loans in the mortgage pool on any Distribution Date on or after the first Distribution Date when the Stated Principal Balance of the Mortgage Loans and REO Properties at the time of purchase is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or on any subsequent Distribution Date.

     Principal Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this prospectus supplement are based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of mortgage loans similar to the Fixed Rate Mortgage Loans or Adjustable Rate Mortgage Loans, as applicable. For the Fixed Rate Mortgage Loans, the prepayment model used in this prospectus supplement is HEP. For the Adjustable Rate Mortgage Loans, the prepayment model used in this prospectus supplement is PPC.

     As used in the following tables "0% of the prepayment model" assumes no Principal Prepayments on the Mortgage Loans; "80% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 80% of the related prepayment model; "100% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 100% of the related prepayment model; "150% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 150% of the related prepayment model; and "200% of the prepayment model" assumes the Mortgage Loans will prepay at rates equal to 200% of the related prepayment model.

     There is no assurance, however, that Principal Prepayments on the Mortgage Loans will conform to any level of the prepayment model, and no representation is made that the Mortgage Loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors' housing needs, job transfers, employment status, the solicitation of mortgagors to refinance their mortgage loans and the existence of prepayment charges. The Servicer may solicit or refer to a mortgage originator any mortgagor for refinancing or otherwise take action to encourage refinancing. Any such solicitation or action may cause the rate of prepayments on the Mortgage Loans to occur at a faster rate than might otherwise be the case. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by the mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on the mortgage loans, the rate of prepayment would be expected to decrease.

     The weighted average lives of each class of LIBOR Certificates set forth on the following tables are determined by (1) multiplying the amount of each assumed principal distribution with respect to such class by the number of years from the date of issuance of the certificates to the related Distribution Date,
(2) summing the results and (3) dividing the sum by the total principal distribution on such class of LIBOR Certificates.

     The following tables have been prepared on the basis of the Modeling Assumptions, including the assumption that the Mortgage Loans have the approximate characteristics described below:

                       GROUP ONE FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION                                 ORIGINAL
                                                             TERM          TERM         ORIGINAL      REMAINING     MONTHS TO
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO    INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)          TERM           TERM        PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
  -----------   --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
     90,900.00    8.850     8.350      360       360          480           480             0              0           36
    140,241.24    9.800     9.300      360       359          600           599             0              0           24
  1,169,717.96    9.616     9.116      360       360          600           600             0              0           36
  2,579,718.04    9.661     9.161      360       360          360           360             0              0           36
     87,300.00    9.850     9.350      360       359          300           300            60             59           36
     71,991.62   11.950    11.450      360       359          480           479             0              0           24
    102,150.00   10.150     9.650      360       360          480           480             0              0           36
    711,203.42    9.325     8.825      360       359          600           599             0              0           36
  1,927,678.63    9.167     8.667      360       359          360           359             0              0           36
    404,850.00    8.154     7.654      360       360          480           480             0              0           36
    128,700.00   11.500    11.000      360       360          600           600             0              0           24
    667,882.05    9.518     9.018      360       360          600           600             0              0           36
    416,950.00    8.434     7.934      360       360          360           360             0              0           36
    732,909.41    9.372     8.872      360       360          480           480             0              0           24
    762,130.26    9.271     8.771      360       359          600           599             0              0           24
  2,853,042.63    9.057     8.557      360       359          360           359             0              0           24
    461,356.03    8.779     8.279      360       359          480           479             0              0           36
    231,096.99   10.325     9.825      360       360          600           600             0              0           36
    132,696.67   10.450     9.950      360       359          360           359             0              0           24
  1,813,343.12    9.482     8.982      360       359          360           359             0              0           36
    195,700.00    9.700     9.200      360       360          480           480             0              0           36
    126,000.00    8.990     8.490      360       360          480           480             0              0           36
    705,336.24    9.040     8.540      360       359          600           599             0              0           36
    112,708.05    9.250     8.750      180       179          180           179             0              0           36
  1,883,980.19    9.233     8.733      360       360          360           360             0              0           36
    100,800.00   10.600    10.100      360       360          600           600             0              0           36
    131,918.37    8.400     7.900      360       359          360           359             0              0           24
  1,623,898.91    8.931     8.431      360       359          360           359             0              0           36
  1,663,460.47    8.370     7.870      360       359          480           479             0              0           12
  3,587,404.83    8.580     8.080      360       359          480           479             0              0           36
  3,782,800.16    9.474     8.974      360       359          600           599             0              0           12
    530,647.27    8.720     8.220      360       359          600           599             0              0           24
 13,000,440.42    8.531     8.031      360       360          600           600             0              0           36
    437,359.10    7.914     7.414      180       179          180           179             0              0           12
  1,264,236.17    7.558     7.058      180       180          180           180             0              0           36
  3,322,537.80    8.816     8.316      360       360          360           360             0              0           12
    547,077.01   10.047     9.547      360       360          360           360             0              0           24

                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION                                 ORIGINAL
                                                             TERM          TERM         ORIGINAL      REMAINING     MONTHS TO
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO    INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)          TERM           TERM        PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
  -----------   --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
 24,017,405.10    8.212     7.712      360       359          360           359             0              0           36
  1,031,100.00    8.746     8.246      360       359          300           300            60             59           12
    252,000.00    9.850     9.350      360       359          300           300            60             59           24
  1,656,160.00    8.248     7.748      360       360          300           300            60             60           36
  4,898,569.81    9.201     8.701      360       360          480           480             0              0            0
  6,175,025.91    9.405     8.905      360       359          600           599             0              0            0
    518,372.90    7.526     7.026      180       180          180           180             0              0            0
 22,805,944.09    8.763     8.263      360       360          360           360             0              0            0
    130,500.00    9.800     9.300      180       180          120           120            60             60            0
    979,650.00    8.854     8.354      360       360          300           300            60             60            0

                       GROUP TWO FIXED RATE MORTGAGE LOANS

                                                            ORIGINAL        REMAINING                          ORIGINAL
                                                          AMORTIZATION    AMORTIZATION   ORIGINAL  REMAINING   MONTHS TO
                             NET    ORIGINAL  REMAINING       TERM            TERM          IO         IO     PREPAYMENT
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  EXPIRATION
  -----------   --------  --------  --------  ---------  --------------  --------------  --------  ---------  ----------
  1,150,708.42    9.525     9.025      360       360           480             480           0          0         36
    631,750.00    9.986     9.486      360       360           600             600           0          0         36
  4,068,962.07    9.533     9.033      360       359           360             359           0          0         36
    612,750.00    9.541     9.041      360       360           300             300          60         60         36
    200,343.15   10.067     9.567      360       360           480             480           0          0         36
    101,500.00    8.150     7.650      360       360           600             600           0          0         24
    746,414.58    8.167     7.667      360       359           600             599           0          0         36
    459,000.00   10.400     9.900      360       360           360             360           0          0         12
  3,114,065.38    9.051     8.551      360       359           360             359           0          0         36
    587,500.00    7.900     7.400      360       359           300             300          60         59         36
    264,400.00    8.247     7.747      360       360           480             480           0          0         36
    236,893.28   11.750    11.250      360       359           600             599           0          0         36
  1,099,523.41    9.635     9.135      360       360           360             360           0          0         36
    157,600.00    7.150     6.650      360       360           300             300          60         60         36
    207,884.53   11.236    10.736      360       360           480             480           0          0         12
  1,004,599.78    9.410     8.910      360       359           480             479           0          0         24
  1,172,515.84    9.552     9.052      360       359           600             599           0          0         24
     92,000.00    7.150     6.650      180       180           180             180           0          0         24
  6,171,529.18    9.517     9.017      360       359           360             359           0          0         24
    962,300.00    9.132     8.632      360       360           300             300          60         60         24
    217,491.85    9.027     8.527      360       360           480             480           0          0         36
    272,979.20    9.300     8.800      360       359           600             599           0          0         36
     97,700.90    9.400     8.900      360       359           360             359           0          0         12
    214,678.49    9.705     9.205      360       360           360             360           0          0         24
  4,270,720.43    9.579     9.079      360       360           360             360           0          0         36
    656,000.00    9.800     9.300      360       360           300             300          60         60         36
    224,500.00   11.142    10.642      360       360           480             480           0          0         36
    185,193.37    8.509     8.009      360       359           600             599           0          0         36
    107,436.86    8.650     8.150      360       359           360             359           0          0         12
  1,088,359.20    9.059     8.559      360       359           360             359           0          0         36
    325,234.50   10.409     9.909      360       360           480             480           0          0         36
    674,442.91    9.724     9.224      360       359           600             599           0          0         36
    201,300.00    8.150     7.650      180       180           180             180           0          0         24
     50,000.00    8.650     8.150      180       180           180             180           0          0         36
  4,952,060.03    9.343     8.843      360       359           360             359           0          0         36
  1,961,565.30    9.014     8.514      360       360           480             480           0          0         12
    571,622.84    9.912     9.412      360       359           480             479           0          0         24
  6,995,862.41    8.641     8.141      360       360           480             480           0          0         36
  1,398,458.02   10.087     9.587      360       359           600             599           0          0         12
    437,914.62    9.194     8.694      360       359           600             599           0          0         24
 14,196,540.53    8.679     8.179      360       360           600             600           0          0         36
    104,400.00    8.100     7.600      180       180           180             180           0          0         12
  1,358,130.99    8.224     7.724      180       179           180             179           0          0         36
    206,140.00    8.966     8.466      240       240           240             240           0          0         36
  9,184,881.03    9.143     8.643      360       359           360             359           0          0         12
  1,243,163.67   10.939    10.439      360       360           360             360           0          0         24
 41,864,690.53    8.925     8.425      360       359           360             359           0          0         36

                                                            ORIGINAL        REMAINING                          ORIGINAL
                                                          AMORTIZATION    AMORTIZATION   ORIGINAL  REMAINING   MONTHS TO
                             NET    ORIGINAL  REMAINING       TERM            TERM          IO         IO     PREPAYMENT
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  EXPIRATION
  -----------   --------  --------  --------  ---------  --------------  --------------  --------  ---------  ----------
  2,032,300.00    8.082     7.582      360       358           300             300          60         58         12
  1,874,701.95    8.994     8.494      360       359           300             300          60         59         36
  3,779,704.34   10.019     9.519      360       359           480             479           0          0          0
  6,532,877.85    9.593     9.093      360       360           600             600           0          0          0
  1,325,828.51    8.806     8.306      180       180           180             180           0          0          0
 24,539,380.29    9.434     8.934      360       360           360             360           0          0          0
    138,961.96   12.200    11.700      360       359           360             359           0          0         12
    244,750.00   12.263    11.763      360       360           360             360           0          0         36
    136,000.00   11.800    11.300      180       180           300             300          60         60          0
     66,025.00   10.850    10.350      180       179           120             120          60         59          0
  1,765,550.00    8.018     7.518      360       358           300             300          60         58          0

                    GROUP ONE ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                             TERM          TERM      INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
  -----------   --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
    190,369.32    7.350     6.850      360       359          600           599           0         0       2.750
    220,000.00    8.100     7.600      360       359          240           240         120       119       2.750
  1,566,900.00    7.354     6.854      360       358          300           300          60        58       4.675
    123,539.20    9.500     9.000      360       359          360           359           0         0       4.900
    119,000.00    8.250     7.750      360       360          360           360           0         0       4.900
    695,527.91    8.243     7.743      360       359          360           359           0         0       4.900
    193,500.00    8.950     8.450      360       359          300           300          60        59       4.900
 12,951,767.78    8.632     8.132      360       359          600           599           0         0       5.291
    479,479.75    8.952     8.452      360       359          360           359           0         0       5.321
  1,273,878.95    8.741     8.241      360       360          360           360           0         0       5.348
    681,182.72    9.568     9.068      360       359          480           479           0         0       5.374
  4,036,049.62    8.460     7.960      360       360          300           300          60        60       5.375
    264,000.00    7.950     7.450      360       360          360           360           0         0       5.400
    135,827.87    7.950     7.450      360       359          360           359           0         0       5.400
    170,402.91    8.800     8.300      360       359          360           359           0         0       5.400
    211,857.75    8.000     7.500      360       359          360           359           0         0       5.400
    209,958.36    9.250     8.750      360       359          480           479           0         0       5.400
    305,975.79    7.884     7.384      360       359          600           599           0         0       5.400
    266,000.00    9.350     8.850      360       360          300           300          60        60       5.400
    172,795.26    8.500     8.000      360       359          360           359           0         0       5.400
    625,896.35    9.193     8.693      360       360          360           360           0         0       5.400
    152,000.00    8.450     7.950      360       360          360           360           0         0       5.400
    129,922.05    8.550     8.050      360       359          360           359           0         0       5.400
    440,000.00    7.050     6.550      360       360          480           480           0         0       5.400
    774,822.11    8.475     7.975      360       360          360           360           0         0       5.400
     93,100.00   11.000    10.500      360       359          300           300          60        59       5.400
    679,800.00    8.431     7.931      360       360          600           600           0         0       5.410
 16,850,005.77    8.927     8.427      360       359          360           359           0         0       5.516
    613,728.91    7.817     7.317      360       360          480           480           0         0       5.526
  1,032,497.28    9.207     8.707      360       359          360           359           0         0       5.535
  1,916,183.83    7.673     7.173      360       359          600           599           0         0       5.580

                                                                 NUMBER OF
                                                                  MONTHS
                                                                   UNTIL               ORIGINAL
                INITIAL                                 RATE       NEXT                MONTHS TO
                  RATE                                 CHANGE      RATE               PREPAYMENT
    CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
  BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
  -----------   -------  --------  -------  -------  ---------  ----------  --------  ----------
    190,369.32   3.000     1.000    13.350    7.350      6          59      6M LIBOR       0
    220,000.00   3.000     1.000    14.100    8.100      6          59      6M LIBOR       0
  1,566,900.00   3.000     1.000    13.354    7.354      6          34      6M LIBOR       0
    123,539.20   1.000     1.000    15.500    9.500      6           5      6M LIBOR      24
    119,000.00   1.000     1.000    14.250    8.250      6           6      6M LIBOR      12
    695,527.91   1.000     1.000    14.243    8.243      6           5      6M LIBOR       0
    193,500.00   1.000     1.000    14.950    8.950      6           5      6M LIBOR       0
 12,951,767.78   3.000     1.000    14.632    8.632      6          35      6M LIBOR       0
    479,479.75   3.000     1.000    14.952    8.952      6          23      6M LIBOR      12
  1,273,878.95   3.000     1.000    14.741    8.741      6          36      6M LIBOR      12
    681,182.72   3.000     1.000    15.568    9.568      6          23      6M LIBOR      12
  4,036,049.62   3.000     1.000    14.460    8.460      6          24      6M LIBOR       0
    264,000.00   3.000     1.000    13.950    7.950      6          60      6M LIBOR      36
    135,827.87   3.000     1.000    13.950    7.950      6          23      6M LIBOR      12
    170,402.91   3.000     1.000    14.800    8.800      6          59      6M LIBOR      12
    211,857.75   3.000     1.000    14.000    8.000      6          23      6M LIBOR      36
    209,958.36   3.000     1.000    15.250    9.250      6          35      6M LIBOR      12
    305,975.79   3.000     1.000    13.884    7.884      6          35      6M LIBOR      36
    266,000.00   3.000     1.000    15.350    9.350      6          36      6M LIBOR      36
    172,795.26   2.000     1.000    14.500    8.500      6          11      6M LIBOR      12
    625,896.35   3.000     1.000    15.193    9.193      6          36      6M LIBOR      24
    152,000.00   3.000     1.000    14.450    8.450      6          60      6M LIBOR      12
    129,922.05   3.000     1.000    14.550    8.550      6          35      6M LIBOR      24
    440,000.00   3.000     1.000    13.050    7.050      6          60      6M LIBOR      12
    774,822.11   1.000     1.000    14.475    8.475      6           6      6M LIBOR      24
     93,100.00   1.000     1.000    17.000   11.000      6           5      6M LIBOR      12
    679,800.00   3.000     1.000    14.431    8.431      6          36      6M LIBOR      24
 16,850,005.77   3.000     1.000    14.927    8.927      6          35      6M LIBOR       0
    613,728.91   3.000     1.000    13.817    7.817      6          24      6M LIBOR      36
  1,032,497.28   3.000     1.000    15.207    9.207      6          59      6M LIBOR       0
  1,916,183.83   3.000     1.000    13.673    7.673      6          59      6M LIBOR      36


                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                             TERM          TERM      INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)     RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
 -----------    --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
  1,081,507.91    8.965     8.465      360       359          480           479           0         0       5.608
  1,550,682.14    7.788     7.288      360       360          600           600           0         0       5.609
 37,285,981.73    9.079     8.579      360       360          480           480           0         0       5.638
    325,794.86    9.004     8.504      360       359          600           599           0         0       5.654
 46,168,801.46    9.010     8.510      360       360          600           600           0         0       5.694
  7,023,534.84    9.046     8.546      360       359          480           479           0         0       5.701
    512,099.42    8.461     7.961      360       359          600           599           0         0       5.704
  1,290,749.99    7.440     6.940      360       359          240           240         120       119       5.707
  1,844,517.92    8.555     8.055      360       359          480           479           0         0       5.723
 58,125,267.49    9.197     8.697      360       360          360           360           0         0       5.724
  1,322,386.98    7.332     6.832      360       360          300           300          60        60       5.732
  1,228,500.00    8.690     8.190      360       359          300           300          60        59       5.734
  1,085,200.00    8.407     7.907      360       359          300           300          60        59       5.743
    159,200.00    7.900     7.400      360       360          300           300          60        60       5.750
 30,529,756.42    7.906     7.406      360       359          600           599           0         0       5.775
    697,412.01    9.563     9.063      360       359          480           479           0         0       5.790
    687,597.63    9.233     8.733      360       360          360           360           0         0       5.817
  6,740,766.46    8.160     7.660      360       360          360           360           0         0       5.822
  4,804,029.23    8.142     7.642      360       359          600           599           0         0       5.823
    754,544.24    8.329     7.829      360       360          360           360           0         0       5.825
    792,434.10    9.184     8.684      360       360          600           600           0         0       5.840
121,317,874.58    8.376     7.876      360       359          600           599           0         0       5.841
    390,597.01    9.244     8.744      360       359          360           359           0         0       5.847
  3,033,865.37    8.850     8.350      360       359          360           359           0         0       5.869
 12,344,326.50    8.754     8.254      360       360          600           600           0         0       5.869
 49,019,582.54    8.682     8.182      360       359          360           359           0         0       5.874
  2,053,655.00    8.253     7.753      360       359          300           300          60        59       5.879
 33,114,656.31    8.745     8.245      360       359          480           479           0         0       5.880
    530,420.00    8.262     7.762      360       360          480           480           0         0       5.881
  1,906,889.25    9.271     8.771      360       360          600           600           0         0       5.891
  1,761,932.11    8.957     8.457      360       360          480           480           0         0       5.891

                                                                 NUMBER OF
                                                                  MONTHS
                                                                   UNTIL               ORIGINAL
                INITIAL                                 RATE       NEXT                MONTHS TO
                  RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT       CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)     CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
 -----------    -------  --------  -------  -------  ---------  ----------  --------  ----------
  1,081,507.91   3.000     1.000    14.965   8.965       6          23      6M LIBOR      24
  1,550,682.14   3.000     1.000    13.788   7.788       6          36      6M LIBOR      24
 37,285,981.73   3.000     1.000    15.079   9.079       6          24      6M LIBOR       0
    325,794.86   3.000     1.000    15.004   9.004       6          59      6M LIBOR      36
 46,168,801.46   3.000     1.000    15.010   9.010       6          24      6M LIBOR       0
  7,023,534.84   3.000     1.000    15.046   9.046       6          35      6M LIBOR       0
    512,099.42   3.000     1.000    14.461   8.461       6          23      6M LIBOR      24
  1,290,749.99   3.000     1.000    13.440   7.440       6          59      6M LIBOR      36
  1,844,517.92   3.000     1.000    14.555   8.555       6          23      6M LIBOR      24
 58,125,267.49   3.000     1.000    15.197   9.197       6          24      6M LIBOR       0
  1,322,386.98   3.000     1.000    13.332   7.332       6          36      6M LIBOR      36
  1,228,500.00   3.000     1.000    14.690   8.690       6          23      6M LIBOR      12
  1,085,200.00   3.000     1.000    14.407   8.407       6          35      6M LIBOR      12
    159,200.00   3.000     1.000    13.900   7.900       6          36      6M LIBOR      24
 30,529,756.42   3.000     1.000    13.906   7.906       6          35      6M LIBOR      36
    697,412.01   3.000     1.000    15.563   9.563       6          35      6M LIBOR      12
    687,597.63   3.000     1.000    15.233   9.233       6          36      6M LIBOR      36
  6,740,766.46   3.000     1.000    14.160   8.160       6          36      6M LIBOR      36
  4,804,029.23   3.000     1.000    14.142   8.142       6          23      6M LIBOR      36
    754,544.24   2.000     1.000    14.329   8.329       6          15      6M LIBOR       0
    792,434.10   3.000     1.000    15.184   9.184       6          24      6M LIBOR      12
121,317,874.58   3.000     1.000    14.376   8.376       6          23      6M LIBOR      24
    390,597.01   2.000     1.000    15.244   9.244       6          11      6M LIBOR      12
  3,033,865.37   3.000     1.000    14.850   8.850       6          23      6M LIBOR      24
 12,344,326.50   3.000     1.000    14.754   8.754       6          24      6M LIBOR      12
 49,019,582.54   3.000     1.000    14.682   8.682       6          23      6M LIBOR      24
  2,053,655.00   3.000     1.000    14.253   8.253       6          23      6M LIBOR      24
 33,114,656.31   3.000     1.000    14.745   8.745       6          23      6M LIBOR      24
    530,420.00   3.000     1.000    14.262   8.262       6          36      6M LIBOR      36
  1,906,889.25   3.000     1.000    15.271   9.271       6          24      6M LIBOR      24
  1,761,932.11   3.000     1.000    14.957   8.957       6          24      6M LIBOR      36


                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
 -----------   --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
 1,788,086.90    8.485     7.985      360       360          600           600          0          0       5.894
   846,755.18    8.352     7.852      360       359          600           599          0          0       5.896
   202,500.00    8.500     8.000      360       360          360           360          0          0       5.900
   171,000.00    9.550     9.050      360       360          360           360          0          0       5.900
   179,952.05    8.250     7.750      360       359          480           479          0          0       5.900
   138,000.00    9.100     8.600      360       360          480           480          0          0       5.900
   152,989.23    9.500     9.000      360       359          600           599          0          0       5.900
   130,500.00    9.550     9.050      360       359          300           300         60         59       5.900
   630,000.00    8.021     7.521      360       360          480           480          0          0       5.900
   288,000.00    8.750     8.250      360       359          300           300         60         59       5.900
   240,635.98    8.225     7.725      360       360          600           600          0          0       5.901
 3,087,278.44    8.759     8.259      360       360          600           600          0          0       5.902
 1,110,479.21    7.906     7.406      360       359          360           359          0          0       5.906
 2,368,410.13    9.216     8.716      360       359          360           359          0          0       5.907
 1,059,900.57    8.331     7.831      360       359          600           599          0          0       5.909
 1,893,375.69    9.243     8.743      360       360          360           360          0          0       5.915
   405,885.24    8.902     8.402      360       359          600           599          0          0       5.916
 2,609,648.73    8.780     8.280      360       359          360           359          0          0       5.920
 3,078,343.72    8.721     8.221      360       360          360           360          0          0       5.927
   451,800.00    7.752     7.252      360       360          300           300         60         60       5.933
 4,340,034.91    8.065     7.565      360       360          480           480          0          0       5.935
 3,331,942.21    9.169     8.669      360       360          360           360          0          0       5.938
   743,212.40    8.438     7.938      360       359          480           479          0          0       5.941
 3,857,470.32    8.799     8.299      360       359          480           479          0          0       5.945
 3,520,730.61    9.006     8.506      360       359          360           359          0          0       5.947
 1,224,294.16    9.292     8.792      360       359          480           479          0          0       5.949
   266,067.00    8.795     8.295      360       359          300           300         60         59       5.970
 1,001,425.78    8.003     7.503      360       359          600           599          0          0       5.971
 1,462,240.21    8.759     8.259      360       359          360           359          0          0       5.995
 1,258,513.32    8.562     8.062      360       360          480           480          0          0       6.001
 2,378,867.72    8.591     8.091      360       359          600           599          0          0       6.009

                                                                NUMBER OF
                                                                 MONTHS
                                                                  UNTIL               ORIGINAL
               INITIAL                                 RATE       NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
 -----------   -------  --------  -------  -------  ---------  ----------  --------  ----------
 1,788,086.90   3.000     1.000    14.485   8.485       6          24      6M LIBOR      24
   846,755.18   3.000     1.000    14.352   8.352       6          35      6M LIBOR      36
   202,500.00   2.000     1.000    14.500   8.500       6          12      6M LIBOR      24
   171,000.00   3.000     1.000    15.550   9.550       6          24      6M LIBOR      12
   179,952.05   3.000     1.000    14.250   8.250       6          35      6M LIBOR      36
   138,000.00   3.000     1.000    15.100   9.100       6          24      6M LIBOR      36
   152,989.23   3.000     1.000    15.500   9.500       6          23      6M LIBOR      36
   130,500.00   3.000     1.000    15.550   9.550       6          23      6M LIBOR      24
   630,000.00   3.000     1.000    14.021   8.021       6          36      6M LIBOR      24
   288,000.00   3.000     1.000    14.750   8.750       6          35      6M LIBOR      24
   240,635.98   3.000     1.000    14.225   8.225       6          36      6M LIBOR      36
 3,087,278.44   3.000     1.000    14.759   8.759       6          24      6M LIBOR      36
 1,110,479.21   3.000     1.000    13.906   7.906       6          35      6M LIBOR      36
 2,368,410.13   3.000     1.000    15.216   9.216       6          23      6M LIBOR      36
 1,059,900.57   3.000     1.000    14.331   8.331       6          35      6M LIBOR      36
 1,893,375.69   3.000     1.000    15.243   9.243       6          24      6M LIBOR      24
   405,885.24   3.000     1.000    14.902   8.902       6          23      6M LIBOR      24
 2,609,648.73   3.000     1.000    14.780   8.780       6          23      6M LIBOR      24
 3,078,343.72   3.000     1.000    14.721   8.721       6          24      6M LIBOR      24
   451,800.00   3.000     1.000    13.752   7.752       6          36      6M LIBOR      36
 4,340,034.91   3.000     1.000    14.065   8.065       6          36      6M LIBOR      36
 3,331,942.21   3.000     1.000    15.169   9.169       6          24      6M LIBOR      12
   743,212.40   3.000     1.000    14.438   8.438       6          23      6M LIBOR      24
 3,857,470.32   3.000     1.000    14.799   8.799       6          23      6M LIBOR      12
 3,520,730.61   3.000     1.000    15.006   9.006       6          23      6M LIBOR      24
 1,224,294.16   3.000     1.000    15.292   9.292       6          23      6M LIBOR      24
   266,067.00   3.000     1.000    14.795   8.795       6          23      6M LIBOR      24
 1,001,425.78   3.000     1.000    14.003   8.003       6          35      6M LIBOR      36
 1,462,240.21   3.000     1.000    14.759   8.759       6          59      6M LIBOR      36
 1,258,513.32   3.000     1.000    14.562   8.562       6          60      6M LIBOR      36
 2,378,867.72   3.000     1.000    14.591   8.591       6          35      6M LIBOR      12


                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
 -----------   --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   660,847.91    9.511     9.011      360       359          360           359          0          0       6.037
   534,405.00    7.911     7.411      360       359          300           300         60         59       6.042
 1,844,334.80    8.363     7.863      360       359          360           359          0          0       6.044
 1,076,183.82    8.752     8.252      360       359          480           479          0          0       6.045
   557,467.11    8.570     8.070      360       359          360           359          0          0       6.048
   456,429.83    8.729     8.229      360       360          360           360          0          0       6.054
   441,035.15    7.639     7.139      360       359          600           599          0          0       6.071
   457,757.97    9.052     8.552      360       360          360           360          0          0       6.090
 1,120,086.24    8.837     8.337      360       359          360           359          0          0       6.106
 1,436,086.45    9.272     8.772      360       359          480           479          0          0       6.136
   682,583.76    9.146     8.646      360       360          480           480          0          0       6.148
 1,647,495.24    9.895     9.395      360       360          360           360          0          0       6.214
   227,860.45    8.450     7.950      360       359          360           359          0          0       6.250
    83,700.00    8.650     8.150      360       360          360           360          0          0       6.250
 1,685,950.52    9.810     9.310      360       360          600           600          0          0       6.251
   420,750.00    9.299     8.799      360       360          600           600          0          0       6.256
   745,092.82   10.117     9.617      360       360          600           600          0          0       6.325
   131,990.32    9.900     9.400      360       359          360           359          0          0       6.400
    94,985.65   10.150     9.650      360       359          480           479          0          0       6.400
   167,190.00   11.400    10.900      360       360          600           600          0          0       6.400
   199,500.00   10.400     9.900      360       360          480           480          0          0       6.400
   258,800.37    9.364     8.864      360       359          480           479          0          0       6.400
    89,710.30   10.000     9.500      360       359          360           359          0          0       6.400
   132,000.00   11.000    10.500      360       360          480           480          0          0       6.400
   385,587.45    9.580     9.080      360       359          360           359          0          0       6.400
   175,710.75    8.850     8.350      360       359          480           479          0          0       6.400
   509,113.85    9.777     9.277      360       359          480           479          0          0       6.400
   323,000.00   11.250    10.750      360       360          600           600          0          0       6.750

                                                                NUMBER OF
                                                                 MONTHS
                                                                  UNTIL               ORIGINAL
               INITIAL                                 RATE       NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
 -----------   -------  --------  -------  -------  ---------  ----------  --------  ----------
   660,847.91   3.000     1.000    15.511    9.511      6          35      6M LIBOR      36
   534,405.00   3.000     1.000    13.911    7.911      6          23      6M LIBOR      36
 1,844,334.80   3.000     1.000    14.363    8.363      6          23      6M LIBOR      36
 1,076,183.82   3.000     1.000    14.752    8.752      6          23      6M LIBOR      24
   557,467.11   3.000     1.000    14.570    8.570      6          23      6M LIBOR      36
   456,429.83   3.000     1.000    14.729    8.729      6          24      6M LIBOR      36
   441,035.15   3.000     1.000    13.639    7.639      6          23      6M LIBOR      24
   457,757.97   3.000     1.000    15.052    9.052      6          24      6M LIBOR      12
 1,120,086.24   3.000     1.000    14.837    8.837      6          35      6M LIBOR      36
 1,436,086.45   3.000     1.000    15.272    9.272      6          23      6M LIBOR      24
   682,583.76   3.000     1.000    15.146    9.146      6          24      6M LIBOR      36
 1,647,495.24   3.000     1.000    15.895    9.895      6          24      6M LIBOR      24
   227,860.45   3.000     1.000    14.450    8.450      6          35      6M LIBOR      24
    83,700.00   3.000     1.000    14.650    8.650      6          36      6M LIBOR      36
 1,685,950.52   3.000     1.000    15.810    9.810      6          24      6M LIBOR      36
   420,750.00   3.000     1.000    15.299    9.299      6          24      6M LIBOR      36
   745,092.82   3.000     1.000    16.117   10.117      6          24      6M LIBOR      24
   131,990.32   2.000     1.000    15.900    9.900      6          11      6M LIBOR      12
    94,985.65   3.000     1.000    16.150   10.150      6          23      6M LIBOR      36
   167,190.00   3.000     1.000    17.400   11.400      6          24      6M LIBOR      36
   199,500.00   3.000     1.000    16.400   10.400      6          36      6M LIBOR      24
   258,800.37   3.000     1.000    15.364    9.364      6          35      6M LIBOR      36
    89,710.30   3.000     1.000    16.000   10.000      6          59      6M LIBOR      36
   132,000.00   3.000     1.000    17.000   11.000      6          24      6M LIBOR      36
   385,587.45   3.000     1.000    15.580    9.580      6          35      6M LIBOR      12
   175,710.75   3.000     1.000    14.850    8.850      6          35      6M LIBOR      12
   509,113.85   3.000     1.000    15.777    9.777      6          59      6M LIBOR       0
   323,000.00   3.000     1.000    17.250   11.250      6          60      6M LIBOR      36

                    GROUP TWO ADJUSTABLE RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
 -----------   --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
 6,079,128.86    7.851     7.351      360       357          300           300         60         57       4.265
   367,491.10    6.819     6.319      360       359          360           359          0          0       4.900
   232,000.00    8.400     7.900      360       360          300           300         60         60       4.900
   244,000.00    7.300     6.800      360       359          300           300         60         59       4.900
   888,158.00    7.088     6.588      360       360          300           300         60         60       4.900
11,689,677.49    8.301     7.801      360       359          300           300         60         59       4.955
21,985,947.62    8.412     7.912      360       359          600           599          0          0       5.036
 1,391,854.97    9.599     9.099      360       360          360           360          0          0       5.281
   119,948.04   10.100     9.600      360       359          360           359          0          0       5.400
    89,948.22    8.900     8.400      360       359          360           359          0          0       5.400
   155,593.00    8.350     7.850      360       360          480           480          0          0       5.400
   141,200.00    7.600     7.100      360       360          300           300         60         60       5.400
   248,000.00    8.600     8.100      360       359          300           300         60         59       5.400
    57,790.57    7.700     7.200      360       355          360           355          0          0       5.400
    53,994.80    8.700     8.200      360       359          600           599          0          0       5.400
    63,539.37    7.250     6.750      360       359          600           599          0          0       5.400
   123,920.00    7.900     7.400      360       360          360           360          0          0       5.400
   308,000.00    8.300     7.800      360       360          360           360          0          0       5.400
   253,358.83    6.701     6.201      360       359          360           359          0          0       5.400
 1,761,895.40    7.780     7.280      360       360          480           480          0          0       5.400
   175,000.00    7.400     6.900      360       360          600           600          0          0       5.400
   943,200.00    9.990     9.490      360       360          300           300         60         60       5.400
   175,920.00    8.600     8.100      360       359          300           300         60         59       5.400
   600,000.00    8.400     7.900      360       359          300           300         60         59       5.400
   123,003.37    9.500     9.000      360       359          480           479          0          0       5.400
   250,600.00    7.592     7.092      360       360          360           360          0          0       5.422
 2,702,685.74    7.441     6.941      360       360          300           300         60         60       5.435
   359,513.98    7.501     7.001      360       359          360           359          0          0       5.473
 6,113,343.85    9.009     8.509      360       358          480           478          0          0       5.482
   613,202.77    9.038     8.538      360       359          480           479          0          0       5.487
 1,103,513.21    8.895     8.395      360       359          600           599          0          0       5.507

                                                                NUMBER OF
                                                                 MONTHS
                                                                  UNTIL               ORIGINAL
               INITIAL                                 RATE       NEXT                MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
 -----------   -------  --------  -------  -------  ---------  ----------  --------  ----------
 6,079,128.86   3.000     1.000    13.851    7.851      6          33      6M LIBOR       0
   367,491.10   1.000     1.000    12.819    6.819      6           5      6M LIBOR      24
   232,000.00   1.000     1.000    14.400    8.400      6           6      6M LIBOR      12
   244,000.00   1.000     1.000    13.300    7.300      6           5      6M LIBOR      24
   888,158.00   1.000     1.000    13.088    7.088      6           6      6M LIBOR       0
11,689,677.49   3.000     1.000    14.301    8.301      6          23      6M LIBOR       0
21,985,947.62   3.000     1.000    14.412    8.412      6          35      6M LIBOR       0
 1,391,854.97   1.000     1.000    15.599    9.599      6           6      6M LIBOR       0
   119,948.04   3.000     1.000    16.100   10.100      6          23      6M LIBOR      12
    89,948.22   3.000     1.000    14.900    8.900      6          23      6M LIBOR      36
   155,593.00   3.000     1.000    14.350    8.350      6          36      6M LIBOR      36
   141,200.00   3.000     1.000    13.600    7.600      6          24      6M LIBOR      24
   248,000.00   3.000     1.000    14.600    8.600      6          35      6M LIBOR      36
    57,790.57   3.000     1.000    13.700    7.700      6          55      6M LIBOR      36
    53,994.80   3.000     1.000    14.700    8.700      6          23      6M LIBOR      24
    63,539.37   3.000     1.000    13.250    7.250      6          23      6M LIBOR      36
   123,920.00   3.000     1.000    13.900    7.900      6          60      6M LIBOR      36
   308,000.00   2.000     1.000    14.300    8.300      6          12      6M LIBOR      12
   253,358.83   3.000     1.000    12.701    6.701      6          35      6M LIBOR      24
 1,761,895.40   3.000     1.000    13.780    7.780      6          36      6M LIBOR      12
   175,000.00   3.000     1.000    13.400    7.400      6          60      6M LIBOR      12
   943,200.00   3.000     1.000    15.990    9.990      6          24      6M LIBOR      36
   175,920.00   3.000     1.000    14.600    8.600      6          35      6M LIBOR      12
   600,000.00   3.000     1.000    14.400    8.400      6          35      6M LIBOR      24
   123,003.37   3.000     1.000    15.500    9.500      6          59      6M LIBOR       0
   250,600.00   3.000     1.000    13.592    7.592      6          36      6M LIBOR      12
 2,702,685.74   3.000     1.000    13.441    7.441      6          36      6M LIBOR      36
   359,513.98   3.000     1.000    13.501    7.501      6          35      6M LIBOR      36
 6,113,343.85   3.000     1.000    15.009    9.009      6          34      6M LIBOR       0
   613,202.77   3.000     1.000    15.038    9.038      6          23      6M LIBOR      12
 1,103,513.21   3.000     1.000    14.895    8.895      6          59      6M LIBOR       0


                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                             TERM          TERM      INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)     RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
 -----------    --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
    566,788.85    8.354     7.854      360       359          600           599           0         0       5.527
  1,561,169.82    8.482     7.982      360       360          600           600           0         0       5.531
  1,777,396.90    9.169     8.669      360       359          360           359           0         0       5.544
 81,404,613.04    8.977     8.477      360       360          600           600           0         0       5.551
    359,384.40    7.999     7.499      360       358          480           478           0         0       5.555
  3,219,630.70    8.261     7.761      360       360          600           600           0         0       5.577
    662,725.24    9.139     8.639      360       360          480           480           0         0       5.579
 11,363,347.24    8.788     8.288      360       359          360           359           0         0       5.580
    236,291.03    9.508     9.008      360       359          600           599           0         0       5.590
    195,249.61    9.996     9.496      360       359          360           359           0         0       5.624
  1,710,364.45    8.570     8.070      360       359          600           599           0         0       5.630
    364,345.90    8.100     7.600      360       359          480           479           0         0       5.633
  1,481,209.29    8.189     7.689      360       359          600           599           0         0       5.652
  3,324,039.55    8.643     8.143      360       359          600           599           0         0       5.666
  1,875,303.99    8.673     8.173      360       359          300           300          60        59       5.680
  1,185,590.00    8.459     7.959      360       359          240           240         120       119       5.683
 39,899,127.81    7.952     7.452      360       359          600           599           0         0       5.689
233,301,352.54    8.421     7.921      360       359          600           599           0         0       5.709
    794,684.49    8.305     7.805      360       358          480           478           0         0       5.724
 13,484,379.45    7.987     7.487      360       359          600           599           0         0       5.724
  6,417,839.60    8.129     7.629      360       360          600           600           0         0       5.727
    909,286.82    9.442     8.942      360       360          600           600           0         0       5.739
 55,466,564.22    9.394     8.894      360       360          360           360           0         0       5.758
  1,103,621.84    8.653     8.153      360       359          360           359           0         0       5.762
  1,832,109.50    8.425     7.925      360       359          360           359           0         0       5.765
 13,608,580.99    8.232     7.732      360       359          300           300          60        59       5.770
  1,592,702.51    8.912     8.412      360       360          480           480           0         0       5.771
    946,227.67    8.339     7.839      360       358          600           598           0         0       5.778
    233,200.00    9.539     9.039      360       360          360           360           0         0       5.778
    992,351.46    8.832     8.332      360       359          360           359           0         0       5.781
 25,959,795.28    9.109     8.609      360       359          600           599           0         0       5.787

                                                                 NUMBER OF
                                                                  MONTHS
                                                                   UNTIL               ORIGINAL
                INITIAL                                 RATE       NEXT                MONTHS TO
                  RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT       CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)     CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
 -----------    -------  --------  -------  -------  ---------  ----------  --------  ----------
    566,788.85   3.000     1.000    14.354   8.354       6          23      6M LIBOR      24
  1,561,169.82   3.000     1.000    14.482   8.482       6          24      6M LIBOR      12
  1,777,396.90   2.000     1.000    15.169   9.169       6          11      6M LIBOR       0
 81,404,613.04   3.000     1.000    14.977   8.977       6          24      6M LIBOR       0
    359,384.40   3.000     1.000    13.999   7.999       6          34      6M LIBOR      36
  3,219,630.70   3.000     1.000    14.261   8.261       6          36      6M LIBOR      24
    662,725.24   3.000     1.000    15.139   9.139       6          24      6M LIBOR      36
 11,363,347.24   3.000     1.000    14.788   8.788       6          35      6M LIBOR       0
    236,291.03   3.000     1.000    15.508   9.508       6          59      6M LIBOR      36
    195,249.61   3.000     1.000    15.996   9.996       6          23      6M LIBOR      12
  1,710,364.45   3.000     1.000    14.570   8.570       6          23      6M LIBOR      24
    364,345.90   3.000     1.000    14.100   8.100       6          35      6M LIBOR      24
  1,481,209.29   3.000     1.000    14.189   8.189       6          35      6M LIBOR      36
  3,324,039.55   3.000     1.000    14.643   8.643       6          35      6M LIBOR      12
  1,875,303.99   3.000     1.000    14.673   8.673       6          23      6M LIBOR      12
  1,185,590.00   3.000     1.000    14.459   8.459       6          59      6M LIBOR      36
 39,899,127.81   3.000     1.000    13.952   7.952       6          35      6M LIBOR      36
233,301,352.54   3.000     1.000    14.421   8.421       6          23      6M LIBOR      24
    794,684.49   3.000     1.000    14.305   8.305       6          22      6M LIBOR      36
 13,484,379.45   3.000     1.000    13.987   7.987       6          23      6M LIBOR      36
  6,417,839.60   3.000     1.000    14.129   8.129       6          60      6M LIBOR      36
    909,286.82   3.000     1.000    15.442   9.442       6          24      6M LIBOR      24
 55,466,564.22   3.000     1.000    15.394   9.394       6          24      6M LIBOR       0
  1,103,621.84   3.000     1.000    14.653   8.653       6          35      6M LIBOR      36
  1,832,109.50   3.000     1.000    14.425   8.425       6          23      6M LIBOR      24
 13,608,580.99   3.000     1.000    14.232   8.232       6          23      6M LIBOR      24
  1,592,702.51   3.000     1.000    14.912   8.912       6          24      6M LIBOR      24
    946,227.67   3.000     1.000    14.339   8.339       6          22      6M LIBOR      36
    233,200.00   3.000     1.000    15.539   9.539       6          60      6M LIBOR       0
    992,351.46   3.000     1.000    14.832   8.832       6          23      6M LIBOR      24
 25,959,795.28   3.000     1.000    15.109   9.109       6          23      6M LIBOR      12

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
36,308,162.72    8.784     8.284      360       359          480           479           0         0       5.791
 7,798,941.34    8.756     8.256      360       359          360           359           0         0       5.793
 2,748,228.16    8.618     8.118      360       359          360           359           0         0       5.823
77,054,180.18    8.940     8.440      360       359          360           359           0         0       5.830
   644,704.72    8.814     8.314      360       359          360           359           0         0       5.833
34,435,236.12    9.415     8.915      360       359          480           479           0         0       5.833
 6,071,890.47    9.694     9.194      360       359          480           479           0         0       5.838
   680,365.57    8.933     8.433      360       359          600           599           0         0       5.846
   828,652.18    8.912     8.412      360       360          480           480           0         0       5.847
   464,210.24    8.901     8.401      360       359          480           479           0         0       5.860
 1,485,366.31    9.261     8.761      360       359          480           479           0         0       5.870
 3,057,160.41    8.956     8.456      360       360          600           600           0         0       5.879
   151,391.77    9.779     9.279      360       360          480           480           0         0       5.882
   342,491.83    8.735     8.235      360       360          600           600           0         0       5.887
   679,572.79    9.267     8.767      360       359          480           479           0         0       5.889
 3,015,318.28    9.722     9.222      360       360          360           360           0         0       5.893
 4,022,577.55    9.226     8.726      360       360          360           360           0         0       5.895
    63,650.00   10.400     9.900      360       360          360           360           0         0       5.900
    97,200.00   11.700    11.200      360       360          360           360           0         0       5.900
   112,000.00    7.900     7.400      360       360          600           600           0         0       5.900
   283,499.99    8.700     8.200      360       359          300           300          60        59       5.900
    78,750.00   11.150    10.650      360       360          360           360           0         0       5.900
   429,250.00    7.950     7.450      360       360          480           480           0         0       5.900
   238,499.25    8.600     8.100      360       353          240           240         120       113       5.900
 2,847,693.33    9.131     8.631      360       359          360           359           0         0       5.907
 1,216,729.35    8.956     8.456      360       359          360           359           0         0       5.907
   624,352.18    7.887     7.387      360       359          600           599           0         0       5.909
 1,467,621.78    9.038     8.538      360       360          600           600           0         0       5.923
   672,503.84    9.153     8.653      360       359          360           359           0         0       5.924
 9,224,300.07    9.341     8.841      360       359          360           359           0         0       5.972
   579,447.01    9.651     9.151      360       360          360           360           0         0       5.973

                                                               NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------  -------  -------   -------  -------  ---------  ----------  --------  ----------
36,308,162.72   3.000     1.000    14.784    8.784      6          23      6M LIBOR      24
 7,798,941.34   3.000     1.000    14.756    8.756      6          35      6M LIBOR      36
 2,748,228.16   3.000     1.000    14.618    8.618      6          23      6M LIBOR      24
77,054,180.18   3.000     1.000    14.940    8.940      6          23      6M LIBOR      24
   644,704.72   3.000     1.000    14.814    8.814      6          35      6M LIBOR      36
34,435,236.12   3.000     1.000    15.415    9.415      6          23      6M LIBOR       0
 6,071,890.47   3.000     1.000    15.694    9.694      6          23      6M LIBOR      12
   680,365.57   3.000     1.000    14.933    8.933      6          23      6M LIBOR      24
   828,652.18   3.000     1.000    14.912    8.912      6          24      6M LIBOR      24
   464,210.24   3.000     1.000    14.901    8.901      6          35      6M LIBOR      36
 1,485,366.31   3.000     1.000    15.261    9.261      6          23      6M LIBOR      36
 3,057,160.41   3.000     1.000    14.956    8.956      6          24      6M LIBOR      24
   151,391.77   3.000     1.000    15.779    9.779      6          24      6M LIBOR      36
   342,491.83   3.000     1.000    14.735    8.735      6          36      6M LIBOR      36
   679,572.79   3.000     1.000    15.267    9.267      6          23      6M LIBOR      24
 3,015,318.28   3.000     1.000    15.722    9.722      6          24      6M LIBOR      24
 4,022,577.55   3.000     1.000    15.226    9.226      6          24      6M LIBOR      24
    63,650.00   1.000     1.000    16.400   10.400      6           6      6M LIBOR      24
    97,200.00   3.000     1.000    17.700   11.700      6          36      6M LIBOR      12
   112,000.00   3.000     1.000    13.900    7.900      6          36      6M LIBOR      24
   283,499.99   3.000     1.000    14.700    8.700      6          23      6M LIBOR      24
    78,750.00   3.000     1.000    17.150   11.150      6          60      6M LIBOR      12
   429,250.00   3.000     1.000    13.950    7.950      6          60      6M LIBOR      24
   238,499.25   3.000     1.000    14.600    8.600      6          53      6M LIBOR       0
 2,847,693.33   3.000     1.000    15.131    9.131      6          23      6M LIBOR      36
 1,216,729.35   3.000     1.000    14.956    8.956      6          59      6M LIBOR      36
   624,352.18   3.000     1.000    13.887    7.887      6          35      6M LIBOR      36
 1,467,621.78   3.000     1.000    15.038    9.038      6          24      6M LIBOR      36
   672,503.84   3.000     1.000    15.153    9.153      6          35      6M LIBOR      24
 9,224,300.07   3.000     1.000    15.341    9.341      6          23      6M LIBOR      12
   579,447.01   3.000     1.000    15.651    9.651      6          24      6M LIBOR      12

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   204,703.34    9.135     8.635      360       359          480           479          0          0       5.980
 2,731,339.31    9.785     9.285      360       359          360           359          0          0       5.997
 1,155,997.71    9.074     8.574      360       359          480           479          0          0       6.005
 1,830,431.44   10.307     9.807      360       360          360           360          0          0       6.010
   222,250.00   10.538    10.038      360       360          360           360          0          0       6.018
   391,779.09    8.152     7.652      360       360          480           480          0          0       6.021
 7,594,911.90    8.587     8.087      360       360          480           480          0          0       6.021
 5,226,003.87    9.396     8.896      360       359          360           359          0          0       6.038
 1,476,978.11    9.257     8.757      360       359          480           479          0          0       6.089
 1,356,025.08    9.532     9.032      360       360          360           360          0          0       6.090
   414,695.45    9.471     8.971      360       360          600           600          0          0       6.134
   347,800.00    9.308     8.808      360       360          360           360          0          0       6.140
   773,184.31    9.593     9.093      360       359          480           479          0          0       6.161
 1,036,952.45    8.942     8.442      360       360          360           360          0          0       6.203
   536,322.59    9.792     9.292      360       359          600           599          0          0       6.212
   242,922.17    9.095     8.595      360       359          480           479          0          0       6.290
   361,569.96    8.501     8.001      360       359          360           359          0          0       6.294
    85,448.20    8.500     8.000      360       359          360           359          0          0       6.400
   171,000.00    8.700     8.200      360       359          300           300         60         59       6.400
   240,000.00   11.750    11.250      360       360          360           360          0          0       6.400
    58,000.00   11.300    10.800      360       360          480           480          0          0       6.400
   171,950.00    8.800     8.300      360       359          300           300         60         59       6.400
   118,750.00    9.850     9.350      360       360          360           360          0          0       6.400
    51,300.00    9.950     9.450      360       360          480           480          0          0       6.400
   324,600.00    9.990     9.490      360       359          300           300         60         59       6.400
   575,251.87    9.823     9.323      360       358          360           358          0          0       6.400

                                                               NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------  -------  -------   -------  -------  ---------  ----------  --------  ----------
   204,703.34   3.000     1.000    15.135    9.135      6          35      6M LIBOR      36
 2,731,339.31   3.000     1.000    15.785    9.785      6          35      6M LIBOR      12
 1,155,997.71   3.000     1.000    15.074    9.074      6          23      6M LIBOR      24
 1,830,431.44   3.000     1.000    16.307   10.307      6          36      6M LIBOR      36
   222,250.00   3.000     1.000    16.538   10.538      6          24      6M LIBOR      12
   391,779.09   3.000     1.000    14.152    8.152      6          24      6M LIBOR      36
 7,594,911.90   3.000     1.000    14.587    8.587      6          36      6M LIBOR      36
 5,226,003.87   3.000     1.000    15.396    9.396      6          23      6M LIBOR      24
 1,476,978.11   3.000     1.000    15.257    9.257      6          23      6M LIBOR      24
 1,356,025.08   3.000     1.000    15.532    9.532      6          24      6M LIBOR      36
   414,695.45   3.000     1.000    15.471    9.471      6          24      6M LIBOR      36
   347,800.00   2.000     1.000    15.308    9.308      6          12      6M LIBOR      24
   773,184.31   3.000     1.000    15.593    9.593      6          59      6M LIBOR      36
 1,036,952.45   3.000     1.000    14.942    8.942      6          36      6M LIBOR      36
   536,322.59   3.000     1.000    15.792    9.792      6          23      6M LIBOR      36
   242,922.17   3.000     1.000    15.095    9.095      6          23      6M LIBOR      36
   361,569.96   3.000     1.000    14.501    8.501      6          23      6M LIBOR      36
    85,448.20   2.000     1.000    14.500    8.500      6          11      6M LIBOR      12
   171,000.00   3.000     1.000    14.700    8.700      6          23      6M LIBOR      24
   240,000.00   3.000     1.000    17.750   11.750      6          36      6M LIBOR      12
    58,000.00   3.000     1.000    17.300   11.300      6          36      6M LIBOR      36
   171,950.00   3.000     1.000    14.800    8.800      6          23      6M LIBOR      24
   118,750.00   3.000     1.000    15.850    9.850      6          24      6M LIBOR      12
    51,300.00   3.000     1.000    15.950    9.950      6          60      6M LIBOR      36
   324,600.00   3.000     1.000    15.990    9.990      6          23      6M LIBOR      36
   575,251.87   3.000     1.000    15.823    9.823      6          22      6M LIBOR      36

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                             CLASS 1-A                          CLASS 2-A1
                                 ---------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%   100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100    100    100    100    100     100    100    100    100    100
June 25, 2008 ................     100     82     78     66     54      99     58     48     21      0
June 25, 2009 ................      99     54     44     20      0      98      0      0      0      0
June 25, 2010 ................      99     31     19      0      0      97      0      0      0      0
June 25, 2011 ................      98     25     18      0      0      96      0      0      0      0
June 25, 2012 ................      98     19     13      0      0      95      0      0      0      0
June 25, 2013 ................      97     14      9      0      0      94      0      0      0      0
June 25, 2014 ................      96     11      6      0      0      93      0      0      0      0
June 25, 2015 ................      96      8      4      0      0      91      0      0      0      0
June 25, 2016 ................      95      6      3      0      0      90      0      0      0      0
June 25, 2017 ................      94      5      2      0      0      88      0      0      0      0
June 25, 2018 ................      93      4      2      0      0      86      0      0      0      0
June 25, 2019 ................      92      3      1      0      0      83      0      0      0      0
June 25, 2020 ................      91      2      1      0      0      81      0      0      0      0
June 25, 2021 ................      90      2      1      0      0      78      0      0      0      0
June 25, 2022 ................      88      1      *      0      0      75      0      0      0      0
June 25, 2023 ................      87      1      *      0      0      72      0      0      0      0
June 25, 2024 ................      85      1      0      0      0      68      0      0      0      0
June 25, 2025 ................      83      *      0      0      0      64      0      0      0      0
June 25, 2026 ................      81      *      0      0      0      59      0      0      0      0
June 25, 2027 ................      79      *      0      0      0      54      0      0      0      0
June 25, 2028 ................      76      0      0      0      0      49      0      0      0      0
June 25, 2029 ................      74      0      0      0      0      43      0      0      0      0
June 25, 2030 ................      70      0      0      0      0      36      0      0      0      0
June 25, 2031 ................      67      0      0      0      0      28      0      0      0      0
June 25, 2032 ................      63      0      0      0      0      20      0      0      0      0
June 25, 2033 ................      59      0      0      0      0      10      0      0      0      0
June 25, 2034 ................      54      0      0      0      0       0      0      0      0      0
June 25, 2035 ................      49      0      0      0      0       0      0      0      0      0
June 25, 2036 ................      43      0      0      0      0       0      0      0      0      0
June 25, 2037 ................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   24.66   3.24   2.57   1.41   1.14   19.03   1.16   1.00   0.77   0.65

----------
*    Less than 0.5% but greater than 0.0%

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                             CLASS 2-A2                          CLASS 2-A3
                                 ---------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%   100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100    100    100    100    100     100    100    100    100    100
June 25, 2008 ................     100    100    100    100     87     100    100    100    100    100
June 25, 2009 ................     100     86     41      0      0     100    100    100     42      0
June 25, 2010 ................     100      0      0      0      0     100     89     40      0      0
June 25, 2011 ................     100      0      0      0      0     100     64     36      0      0
June 25, 2012 ................     100      0      0      0      0     100     38     14      0      0
June 25, 2013 ................     100      0      0      0      0     100     20      0      0      0
June 25, 2014 ................     100      0      0      0      0     100      5      0      0      0
June 25, 2015 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2016 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2017 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2018 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2019 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2020 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2021 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2022 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2023 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2024 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2025 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2026 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2027 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2028 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2029 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2030 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2031 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2032 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2033 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2034 ................      99      0      0      0      0     100      0      0      0      0
June 25, 2035 ................      77      0      0      0      0     100      0      0      0      0
June 25, 2036 ................      53      0      0      0      0     100      0      0      0      0
June 25, 2037 ................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   28.93   2.35   2.00   1.50   1.18   29.92   4.75   3.50   2.01   1.65

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                             CLASS 2-A4                           CLASS 1-M1
                                 ----------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%    100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   -----   ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100     100    100    100    100     100    100    100    100    100
June 25, 2008 ................     100     100    100    100    100     100    100    100    100    100
June 25, 2009 ................     100     100    100    100      0     100    100    100    100    100
June 25, 2010 ................     100     100    100      0      0     100    100    100    100     91
June 25, 2011 ................     100     100    100      0      0     100     68     50    100     43
June 25, 2012 ................     100     100    100      0      0     100     51     34     73     22
June 25, 2013 ................     100     100     95      0      0     100     38     24     43      8
June 25, 2014 ................     100     100     67      0      0     100     29     17     26      0
June 25, 2015 ................     100      87     47      0      0     100     22     12     15      0
June 25, 2016 ................     100      66     33      0      0     100     16      8      6      0
June 25, 2017 ................     100      50     24      0      0     100     12      6      *      0
June 25, 2018 ................     100      38     17      0      0     100      9      4      0      0
June 25, 2019 ................     100      29     12      0      0     100      7      3      0      0
June 25, 2020 ................     100      22      9      0      0     100      6      *      0      0
June 25, 2021 ................     100      17      5      0      0     100      4      0      0      0
June 25, 2022 ................     100      13      2      0      0     100      3      0      0      0
June 25, 2023 ................     100      10      0      0      0     100      1      0      0      0
June 25, 2024 ................     100       7      0      0      0     100      0      0      0      0
June 25, 2025 ................     100       4      0      0      0     100      0      0      0      0
June 25, 2026 ................     100       1      0      0      0     100      0      0      0      0
June 25, 2027 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2028 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2029 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2030 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2031 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2032 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2033 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2034 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2035 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2036 ................     100       0      0      0      0     100      0      0      0      0
June 25, 2037 ................       0       0      0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   30.00   11.01   8.64   2.51   1.94   29.94   6.17   5.20   6.20   4.16

*    Less than 0.5% but greater than 0.0%

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                             CLASS 2-M1                           CLASS 1-M2
                                 ----------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%    100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   ----    ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100    100     100    100    100     100    100    100    100    100
June 25, 2008 ................     100    100     100    100    100     100    100    100    100    100
June 25, 2009 ................     100    100     100    100    100     100    100    100    100    100
June 25, 2010 ................     100    100     100    100     91     100    100    100    100     13
June 25, 2011 ................     100     68      50    100     44     100     68     50     61      6
June 25, 2012 ................     100     51      34     74     23     100     51     34     11      1
June 25, 2013 ................     100     38      24     44     10     100     38     24      6      0
June 25, 2014 ................     100     29      17     27      2     100     29     17      4      0
June 25, 2015 ................     100     22      12     16      0     100     22     12      0      0
June 25, 2016 ................     100     17       9      7      0     100     16      8      0      0
June 25, 2017 ................     100     13       6      2      0     100     12      6      0      0
June 25, 2018 ................     100     10       5      0      0     100      9      4      0      0
June 25, 2019 ................     100      8       3      0      0     100      7      1      0      0
June 25, 2020 ................     100      6       1      0      0     100      6      0      0      0
June 25, 2021 ................     100      5       0      0      0     100      4      0      0      0
June 25, 2022 ................     100      4       0      0      0     100      1      0      0      0
June 25, 2023 ................     100      2       0      0      0     100      0      0      0      0
June 25, 2024 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2025 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2026 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2027 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2028 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2029 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2030 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2031 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2032 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2033 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2034 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2035 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2036 ................     100      0       0      0      0     100      0      0      0      0
June 25, 2037 ................       0      0       0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   29.93   6.20    5.24   6.25   4.22   29.94   6.13   5.07   4.35   2.83

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                             CLASS 2-M2                          CLASS 1-M3
                                 ---------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%   100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100    100    100    100    100     100    100    100    100    100
June 25, 2008 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2009 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2010 ................     100    100    100    100     15     100    100    100    100     12
June 25, 2011 ................     100     68     50     61      7     100     68     50     19      4
June 25, 2012 ................     100     51     34     12      3     100     51     34     11      0
June 25, 2013 ................     100     38     24      7      0     100     38     24      6      0
June 25, 2014 ................     100     29     17      5      0     100     29     17      1      0
June 25, 2015 ................     100     22     12      0      0     100     22     12      0      0
June 25, 2016 ................     100     17      9      0      0     100     16      8      0      0
June 25, 2017 ................     100     13      6      0      0     100     12      6      0      0
June 25, 2018 ................     100     10      5      0      0     100      9      3      0      0
June 25, 2019 ................     100      8      1      0      0     100      7      0      0      0
June 25, 2020 ................     100      6      0      0      0     100      6      0      0      0
June 25, 2021 ................     100      5      0      0      0     100      3      0      0      0
June 25, 2022 ................     100      2      0      0      0     100      0      0      0      0
June 25, 2023 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2024 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2025 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2026 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2027 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2028 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2029 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2030 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2031 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2032 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2033 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2034 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2035 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2036 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2037 ................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   29.93   6.16   5.11   4.39   2.87   29.94   6.10   5.00   3.98   2.53

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                             CLASS 2-M3                           CLASS M4
                                 ---------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%   100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100    100    100    100    100     100    100    100    100    100
June 25, 2008 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2009 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2010 ................     100    100    100    100     16     100    100    100    100     14
June 25, 2011 ................     100     68     50     20      9     100     68     50     20      7
June 25, 2012 ................     100     51     34     12      0     100     51     34     11      0
June 25, 2013 ................     100     38     24      7      0     100     38     24      7      0
June 25, 2014 ................     100     29     17      2      0     100     29     17      0      0
June 25, 2015 ................     100     22     12      0      0     100     22     12      0      0
June 25, 2016 ................     100     17      9      0      0     100     17      9      0      0
June 25, 2017 ................     100     13      6      0      0     100     13      6      0      0
June 25, 2018 ................     100     10      4      0      0     100     10      0      0      0
June 25, 2019 ................     100      8      0      0      0     100      7      0      0      0
June 25, 2020 ................     100      6      0      0      0     100      6      0      0      0
June 25, 2021 ................     100      3      0      0      0     100      0      0      0      0
June 25, 2022 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2023 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2024 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2025 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2026 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2027 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2028 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2029 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2030 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2031 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2032 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2033 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2034 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2035 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2036 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2037 ................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   29.93   6.12   5.03   4.01   2.64   29.94   6.08   4.98   3.83   2.50

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                              CLASS M5                            CLASS M6
                                 ---------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%   100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100    100    100    100    100     100    100    100    100    100
June 25, 2008 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2009 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2010 ................     100    100    100    100     14     100    100    100    100     14
June 25, 2011 ................     100     68     50     20      7     100     68     50     20      1
June 25, 2012 ................     100     51     34     11      0     100     51     34     11      0
June 25, 2013 ................     100     38     24      7      0     100     38     24      1      0
June 25, 2014 ................     100     29     17      0      0     100     29     17      0      0
June 25, 2015 ................     100     22     12      0      0     100     22     12      0      0
June 25, 2016 ................     100     17      9      0      0     100     17      9      0      0
June 25, 2017 ................     100     13      4      0      0     100     13      0      0      0
June 25, 2018 ................     100     10      0      0      0     100     10      0      0      0
June 25, 2019 ................     100      7      0      0      0     100      6      0      0      0
June 25, 2020 ................     100      1      0      0      0     100      0      0      0      0
June 25, 2021 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2022 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2023 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2024 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2025 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2026 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2027 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2028 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2029 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2030 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2031 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2032 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2033 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2034 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2035 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2036 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2037 ................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   29.94   6.04   4.93   3.71   2.45   29.94   6.00   4.89   3.62   2.43

----------
*    Less than 0.5% but greater than 0.0%

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                              CLASS B1                            CLASS B2
                                 ---------------------------------   ---------------------------------
DISTRIBUTION DATE                  0%     80%   100%   150%   200%     0%     80%   100%   150%   200%
-----------------                -----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial ......................     100    100    100    100    100     100    100    100    100    100
June 25, 2008 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2009 ................     100    100    100    100    100     100    100    100    100    100
June 25, 2010 ................     100    100    100    100     14     100    100    100     43     14
June 25, 2011 ................     100     68     50     20      0     100     68     50     20      0
June 25, 2012 ................     100     51     34     11      0     100     51     34     11      0
June 25, 2013 ................     100     38     24      0      0     100     38     24      0      0
June 25, 2014 ................     100     29     17      0      0     100     29     17      0      0
June 25, 2015 ................     100     22     12      0      0     100     22     12      0      0
June 25, 2016 ................     100     17      6      0      0     100     17      0      0      0
June 25, 2017 ................     100     13      0      0      0     100     13      0      0      0
June 25, 2018 ................     100     10      0      0      0     100      4      0      0      0
June 25, 2019 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2020 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2021 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2022 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2023 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2024 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2025 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2026 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2027 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2028 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2029 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2030 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2031 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2032 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2033 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2034 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2035 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2036 ................     100      0      0      0      0     100      0      0      0      0
June 25, 2037 ................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   29.94   5.95   4.83   3.55   2.37   29.94   5.89   4.78   3.47   2.35

               PERCENTAGE OF INITIAL PRINCIPAL BALANCE OUTSTANDING
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT
                              MODEL SET FORTH BELOW

                                              CLASS B3
                                 ---------------------------------
DISTRIBUTION DATE                  0%     80%   100%   150%   200%
-----------------                -----   ----   ----   ----   ----
Initial ......................     100    100    100    100    100
June 25, 2008 ................     100    100    100    100    100
June 25, 2009 ................     100    100    100    100    100
June 25, 2010 ................     100    100    100     36     12
June 25, 2011 ................     100     68     50     20      0
June 25, 2012 ................     100     51     34      2      0
June 25, 2013 ................     100     38     24      0      0
June 25, 2014 ................     100     29     17      0      0
June 25, 2015 ................     100     22      4      0      0
June 25, 2016 ................     100     17      0      0      0
June 25, 2017 ................     100      6      0      0      0
June 25, 2018 ................     100      0      0      0      0
June 25, 2019 ................     100      0      0      0      0
June 25, 2020 ................     100      0      0      0      0
June 25, 2021 ................     100      0      0      0      0
June 25, 2022 ................     100      0      0      0      0
June 25, 2023 ................     100      0      0      0      0
June 25, 2024 ................     100      0      0      0      0
June 25, 2025 ................     100      0      0      0      0
June 25, 2026 ................     100      0      0      0      0
June 25, 2027 ................     100      0      0      0      0
June 25, 2028 ................     100      0      0      0      0
June 25, 2029 ................     100      0      0      0      0
June 25, 2030 ................     100      0      0      0      0
June 25, 2031 ................     100      0      0      0      0
June 25, 2032 ................     100      0      0      0      0
June 25, 2033 ................     100      0      0      0      0
June 25, 2034 ................     100      0      0      0      0
June 25, 2035 ................     100      0      0      0      0
June 25, 2036 ................     100      0      0      0      0
June 25, 2037 ................       0      0      0      0      0
Weighted Average Life in Years
   (to maturity) .............   29.94   5.78   4.69   3.38   2.31

HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

     Based upon the Modeling Assumptions and assuming further that the Fixed Rate Mortgage Loans prepay at a constant rate of 20% HEP and the Adjustable Rate Mortgage Loans prepay at a constant rate of 100% PPC, the following table indicates the related Available Funds Cap under such an assumed hypothetical scenario. It is highly unlikely, however, that prepayments on the Fixed Rate Mortgage Loans will occur at a constant rate of 20% HEP or prepayments on the Adjustable Rate Mortgage Loans will occur at a constant rate of 100% PPC or at any other constant rate. There is no assurance, therefore, of whether or to what extent the actual weighted average Net Mortgage Rate of the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for such Distribution Date in the following table.

                                                    WEIGHTED AVERAGE                                       WEIGHTED AVERAGE
                      GROUP ONE       GROUP TWO         AVAILABLE         GROUP ONE         GROUP TWO          AVAILABLE
                      AVAILABLE       AVAILABLE           FUNDS        AVAILABLE FUNDS   AVAILABLE FUNDS         FUNDS
                    FUNDS CAP (%)   FUNDS CAP (%)        CAP (%)           CAP (%)           CAP (%)            CAP (%)
DISTRIBUTION DATE       (1)(3)          (1)(4)            (1)(5)           (2)(3)            (2)(4)              (2)(5)
-----------------   -------------   -------------   ----------------   ---------------   ---------------   ----------------
     7/25/2007          8.484            8.584            8.543              8.484             8.584             8.543
     8/25/2007          7.937            8.030            7.992             10.967            10.480             9.474
     9/25/2007          7.937            8.030            7.993             10.966            10.480             9.474
    10/25/2007          8.202            8.298            8.259             10.964            10.479             9.473
    11/25/2007          7.938            8.031            7.993             10.964            10.480             9.474
    12/25/2007          8.204            8.299            8.261             10.962            10.479             9.474
     1/25/2008          7.940            8.033            7.995             22.391            22.484            22.446
     2/25/2008          7.940            8.033            7.996             22.368            22.461            22.424
     3/25/2008          8.127            8.227            8.187             22.552            22.652            22.611
     4/25/2008          7.941            8.034            7.996             22.374            22.468            22.430
     5/25/2008          8.031            8.129            8.089             22.457            22.554            22.515
     6/25/2008          7.944            8.040            8.001             22.351            22.446            22.407
     7/25/2008          8.038            8.138            8.098             22.348            22.449            22.408
     8/25/2008          7.946            8.044            8.004             22.176            22.274            22.234
     9/25/2008          7.947            8.044            8.005             22.116            22.215            22.175
    10/25/2008          8.043            8.142            8.102             22.171            22.271            22.231
    11/25/2008          7.949            8.045            8.006             22.053            22.150            22.111
    12/25/2008          8.044            8.145            8.104             22.134            22.235            22.194
     1/25/2009          7.950            8.049            8.009             22.040            22.140            22.099
     2/25/2009          7.950            8.049            8.009             22.047            22.148            22.107
     3/25/2009          8.254            8.364            8.319             22.377            22.489            22.444
     4/25/2009          7.951            8.051            8.010             22.106            22.207            22.166
     5/25/2009          8.059            8.169            8.124             21.306            21.418            21.373
     6/25/2009          8.867            9.216            9.075             20.859            21.368            21.162
     7/25/2009          9.597            9.701            9.659             20.662            20.852            20.775
     8/25/2009          9.401            9.504            9.462             19.488            19.674            19.598
     9/25/2009          9.389            9.495            9.452             19.103            19.290            19.214
    10/25/2009          9.584            9.696            9.650             18.989            19.186            19.106
    11/25/2009          9.375            9.485            9.440             18.518            18.711            18.633
    12/25/2009          9.580            9.695            9.648             18.852            19.185            19.050
     1/25/2010          9.366            9.478            9.433             18.662            18.882            18.793
     2/25/2010          9.360            9.474            9.428             18.474            18.695            18.606
     3/25/2010         10.045           10.172           10.121             19.102            19.348            19.248
     4/25/2010          9.349            9.475            9.424             18.169            18.406            18.310
     5/25/2010          9.569            9.705            9.650             18.152            18.412            18.307
     6/25/2010          9.607            9.694            9.659             17.994            18.312            18.183
     7/25/2010          9.918            9.982            9.956             18.093            18.292            18.211
     8/25/2010          9.668            9.731            9.705             17.362            17.556            17.477
     9/25/2010          9.661            9.725            9.699             17.017            17.212            17.133
    10/25/2010          9.908            9.976            9.948             17.043            17.250            17.166
    11/25/2010          9.646            9.713            9.686             16.498            16.705            16.621
    12/25/2010          9.910            9.974            9.948             17.007            17.328            17.198

                                                    WEIGHTED AVERAGE                                       WEIGHTED AVERAGE
                      GROUP ONE       GROUP TWO         AVAILABLE         GROUP ONE         GROUP TWO          AVAILABLE
                      AVAILABLE       AVAILABLE           FUNDS        AVAILABLE FUNDS   AVAILABLE FUNDS         FUNDS
                    FUNDS CAP (%)   FUNDS CAP (%)        CAP (%)           CAP (%)           CAP (%)            CAP (%)
DISTRIBUTION DATE       (1)(3)          (1)(4)            (1)(5)           (2)(3)            (2)(4)              (2)(5)
-----------------   -------------   -------------   ----------------   ---------------   ---------------   ----------------
     1/25/2011          9.647            9.708            9.683             16.745            16.950            16.867
     2/25/2011          9.639            9.702            9.676             16.553            16.759            16.676
     3/25/2011         10.485           10.556           10.527             17.461            17.691            17.598
     4/25/2011          9.624            9.689            9.663             16.505            16.719            16.632
     5/25/2011          9.877            9.947            9.919             16.972            17.197            17.106
     6/25/2011          9.608            9.677            9.649             16.876            17.076            16.995
     7/25/2011          9.857            9.930            9.900             17.374            17.574            17.493
     8/25/2011          9.592            9.664            9.635             17.187            17.382            17.303
     9/25/2011          9.584            9.658            9.628             17.106            17.302            17.223
    10/25/2011          9.832            9.910            9.878             17.347            17.555            17.471
    11/25/2011          9.568            9.645            9.614             16.935            17.142            17.058
    12/25/2011          9.816            9.898            9.865             17.285            17.482            17.403
     1/25/2012          9.551            9.633            9.600             16.901            17.085            17.010
     2/25/2012          9.543            9.626            9.593             16.828            17.014            16.939
     3/25/2012         10.068           10.159           10.122             17.450            17.650            17.569
     4/25/2012          9.526            9.613            9.578             16.690            16.879            16.803
     5/25/2012          9.777            9.868            9.831             16.953            17.149            17.070
     6/25/2012          9.530            9.608            9.576             16.575            16.753            16.681
     7/25/2012          9.847            9.940            9.903             12.147            12.342            12.263
     8/25/2012          9.521            9.613            9.576             11.733            11.924            11.847
     9/25/2012          9.512            9.606            9.568             11.712            11.904            11.827
    10/25/2012          9.820            9.919            9.879             12.080            12.280            12.200
    11/25/2012          9.495            9.592            9.553             11.669            11.864            11.786
    12/25/2012          9.804            9.904            9.864             12.044            12.243            12.163
     1/25/2013          9.479            9.578            9.538             11.637            11.833            11.754
     2/25/2013          9.470            9.571            9.530             11.615            11.813            11.733
     3/25/2013         10.475           10.588           10.543             12.835            13.056            12.967
     4/25/2013          9.452            9.557            9.514             11.571            11.772            11.691
     5/25/2013          9.758            9.868            9.823             11.933            12.143            12.059
     6/25/2013          9.434            9.542            9.499             11.534            11.734            11.654
     7/25/2013          9.739            9.853            9.807             11.898            12.110            12.025
     8/25/2013          9.416            9.528            9.483             11.492            11.698            11.615
     9/25/2013          9.406            9.520            9.474             11.469            11.677            11.594
    10/25/2013          9.710            9.830            9.782             11.828            12.045            11.958
    11/25/2013          9.388            9.506            9.458             11.424            11.635            11.550
    12/25/2013          9.691            9.815            9.765             11.789            12.004            11.918
     1/25/2014          9.369            9.491            9.442             11.389            11.601            11.516

(1) Assumes no losses, the occurrence of an optional termination on the Initial Optional Termination Date, 20% HEP for the Fixed Rate Mortgage Loans and 100% PPC for the Adjustable Rate Mortgage Loans, and One-Month LIBOR and Six-Month LIBOR each remain constant at 5.3210% and 5.3880%, respectively.

(2) Assumes no losses, the occurrence of an optional termination on the Initial Optional Termination Date, 20% HEP for the Fixed Rate Mortgage Loans and 100% PPC for the Adjustable Rate Mortgage Loans, and One-Month LIBOR and Six-Month LIBOR are 5.3210% and 5.3880%, respectively, for the first Distribution Date and both increase to and remain constant at 20.000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the related Available Funds Cap.

(3) The Group One Available Funds Cap for purposes of the table above applies only to the Group One Certificates and means a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group One Mortgage Loans at their Net Mortgage Rates in effect on the related Due Date, less the pro rata portion allocable to the Group One Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty, and (y) the aggregate Stated Principal Balance of the Group One Mortgage Loans as of the first day of the applicable Accrual Period and (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

(4) The Group Two Available Funds Cap for purposes of the table above applies only to the Group Two Certificates and means a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group Two Mortgage Loans at their Net Mortgage Rates in effect on the related Due Date, less the pro rata portion allocable to the Group Two Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty, and (y) the aggregate Stated Principal Balance of the Group Two Mortgage Loans as of the first day of the applicable Accrual Period and (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

(5) The Weighted Average Available Funds Cap for purposes of the table above applies only to the Class M4, Class M5, Class M6 and Class B Certificates and means a per annum rate equal to the weighted average of the Group One Available Funds Cap and the Group Two Available Funds Cap (weighted in proportion to the results of subtracting from the aggregate Stated Principal Balance of each Mortgage Group, the current Certificate Principal Balance of the Group One Certificates, in the case of Group One, or the Group Two Certificates, in the case of Group Two).

ADDITIONAL INFORMATION

     The Depositor has filed additional yield tables and other computational materials (including a free writing prospectus supplement) with respect to the certificates with the Securities and Exchange Commission in a report on Form 8-K. Those tables and materials were prepared by the Underwriter for prospective investors who made requests for that additional information. Those tables and assumptions may be based on assumptions that differ from the Modeling Assumptions. Accordingly, those tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                         FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, the Issuing Entity will include one or more segregated asset pools, with respect to which elections will be made to treat each as a separate REMIC. The Trust Fund will also include (x) a grantor trust that will hold the Class C Certificates, the Corridor Contract Account and the rights to payments under the Corridor Contracts, the Supplemental Interest Trust and the rights and obligations under the Swap Agreement and certain obligations with respect to excess interest payments described below and (y) a grantor trust that will hold the rights to prepayment charges. The assets of the lowest-tier REMIC will consist of the Mortgage Loans and all other property in the Issuing Entity except for (i) interests issued by any of the REMICs, (ii) prepayment charges received with respect to the Mortgage Loans, (iii) the Corridor Contracts, the Swap Agreement, the Corridor Contract Account and the Supplemental Interest Trust and (iv) the interests in the grantor trusts described above. Each class of the Offered Certificates (other than the Class R Certificate) will represent the beneficial ownership of the corresponding regular interest of the highest-tier REMIC. The Class R Certificate will represent the beneficial ownership of the residual interest in each of the REMICs.

     For federal income tax purposes, each of the interests in the highest-tier REMIC that corresponds to an Offered Certificate will be subject to a cap equal to the related Available Funds Cap with the following modifications: (i) the notional balance of the Swap Agreement for each Distribution Date will be treated as limited to, and in certain cases less than, the Stated Principal Balance of the Mortgage Loans as of the preceding Distribution Date; (ii) amounts owed to the Swap Counterparty will be allocated among the Mortgage Groups pro rata based on their relative sizes as of the Cut-off Date (rather than on an ongoing basis); and (iii) any Swap Termination Payment will be treated as being payable solely from Net Excess Cashflow. Such interests in the highest-tier REMIC shall not be entitled to reimbursement for shortfalls caused by such interest rate cap. In addition to representing the beneficial ownership of the corresponding interest of the highest-tier REMIC, each of the Offered Certificates will also represent the beneficial ownership of any excess of the interest distributable on such class over the interest that would have accrued on the corresponding class of interest had each of the Offered Certificates been subject to the interest rate cap described in the preceding sentence (such excess, "excess interest payments"). Further, in addition to ownership of the corresponding interest in the highest-tier REMIC and the right to receive excess interest payments, each of the Offered Certificates will also represent the obligation under a notional principal contract to pay any excess of the interest distributable on such interest in the highest-tier REMIC over the interest distributable on such Offered Certificate (such excess also, "excess interest payments"). The rights and obligations with respect to excess interest payments associated with the Offered Certificates will not, for federal income tax purposes, be treated as interests in a REMIC.

     Upon the issuance of the Offered Certificates, Dechert LLP will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, and the accuracy of certain representations made in the Pooling and Servicing Agreement or the transfer agreements with respect to the Mortgage Loans and certain representations made by the Sponsor, for federal income tax purposes, each of the REMICs will qualify as a REMIC within the meaning of
Section 860D of the Code and the grantor trusts will qualify as such under subpart E, Part I of Subchapter J of the Code.

     Holders of Subordinate Certificates may be required to accrue income currently even though their distributions may be reduced due to defaults and delinquencies on the related Mortgage Loans. See "Material Federal Income Tax Consequences" in the prospectus.

     The current backup withholding rate is 28%. The rate is subject to adjustment after 2010.

TAXATION OF THE BASIS RISK ARRANGEMENTS

     General. Each holder of an Offered Certificate will be treated for federal income tax purposes as having entered into, on the date it purchases its Offered Certificate, one or more notional principal contracts whereby it has the right to receive and the obligation to make payments with respect to excess interest payments (a "basis risk arrangement").

     In general, the holders of the Offered Certificates must allocate the price they pay for their certificates between their interest in the highest-tier REMIC and their basis risk arrangement based on their relative fair market values. To the extent a basis risk arrangement is determined to have a value on the Closing Date that is greater than zero, a portion of such purchase price will be allocable to such basis risk arrangement, and such portion will be treated as a non-periodic payment on a notional principal contract paid by the holders of the Offered Certificates. A holder of an Offered Certificate will be required to amortize the non-periodic payment under one of the methods set forth in the Swap Regulations. Prospective purchasers of the Offered Certificates should consult their own tax advisors regarding the appropriate method of amortizing any non-periodic payment.

     Under the Swap Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received in connection with the right to receive excess interest payments must be netted against periodic payments made in connection with the obligation to make excess interest payments and payments, if any, deemed made as a result of the non-periodic payments described above over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a notional principal contract for a taxable year should, and under recently proposed regulations would, constitute ordinary income or ordinary deduction. The proposed regulations referred to in the preceding sentence are proposed to be effective thirty days after they are published as final regulations. It is not known whether the proposed regulations will be adopted as final regulations or, if so, whether they will be adopted in their current form. The IRS could contend the amount of net income or deduction is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Individuals may be limited in their ability to deduct any such net deduction and should consult their tax advisors prior to investing in the Offered Certificates.

     Termination Payments. Any amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be allocated to the selling beneficial owner's rights to receive excess interest payments in connection with the sale or exchange of an Offered Certificate would be considered under the Swap Regulations a "termination payment" received by such owner. Any reduction in the amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be attributable to the selling beneficial owner's obligation to make excess interest payments would be considered under the Swap Regulations a "termination payment" paid by such owner. A holder of an Offered Certificate will have gain or loss from such a termination of the basis risk arrangement equal to (i) any termination payment it received or is deemed to have received minus (ii) any termination payment it has paid or is deemed to have paid and the unamortized portion of any non-periodic payment paid (or deemed paid) by the beneficial owner upon entering into or acquiring its basis risk arrangement.

     Gain or loss realized upon the termination of a right to receive excess interest payments generally will be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss, or a portion thereof, as ordinary.

     Application of the Straddle Rules. The Offered Certificates, representing beneficial ownership of the corresponding regular interest and the right to receive excess interest payments, may constitute positions in a straddle, in which case, the straddle rules of Section 1092 of the Code would apply. If the straddle rules apply, a selling beneficial owner's capital gain or loss with respect to such corresponding regular interest would be short-term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the right to receive excess interest payments would be short-term. If the holder of an Offered Certificate incurred or continued indebtedness to acquire or hold such Offered Certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the right to receive excess interest payments.

     Investors are urged to consult their own tax advisors regarding the appropriate tax treatment of the right to receive, and the obligations with respect to, excess interest payments.

ORIGINAL ISSUE DISCOUNT AND AMORTIZABLE BOND PREMIUM

     The REMIC regular interests represented by the Offered Certificates (other than the Class R Certificate) may be treated as being issued with original issue discount. For purposes of determining the amount and rate of accrual of original issue discount and market discount, the Depositor intends to assume that there will be Principal Prepayments on the Mortgage Loans at a rate equal to 100% of the applicable prepayment model, as described above. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus.

     The REMIC regular interests represented by the Offered Certificates (other than the Class R Certificate) may be treated as being issued at a premium. If this occurs, the holders of such Offered Certificates may elect under Section 171 of the Code to amortize that premium under the constant yield method and to treat that amortizable premium as an offset to interest income on such regular interests. This election, however, applies to all the certificateholder's debt instruments held during or after the first taxable year in which the election is first made, may be revoked only with the consent of the IRS, and should only be made after consulting with a tax advisor.

     If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a certificateholder, such certificateholder will be permitted to offset such excess amounts only against the respective future income, if any, from the REMIC regular interest represented by such certificate. Although the tax treatment is uncertain, a certificateholder may be permitted to deduct a loss to the extent that such holder's respective remaining basis in the REMIC regular interest represented by such certificate exceeds the maximum amount of future payments to which such holder is entitled with respect to its REMIC regular interest, assuming no further Principal Prepayments on the Mortgage Loans are received. Although the matter is not free from doubt, any such loss might be treated as a capital loss.

SPECIAL TAX ATTRIBUTES OF THE OFFERED CERTIFICATES

     For purposes of this discussion, the "REMIC assets" of the Issuing Entity includes all assets of the Issuing Entity other than (i) rights under the Corridor Contracts and the Corridor Contract Account, (ii) rights under the Swap Agreement and the Supplemental Interest Trust and (iii) rights to receive prepayment charges with respect to the Mortgage Loans.

     As is described more fully under "Material Federal Income Tax Consequences" in the prospectus, the REMIC interests represented by the Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the REMIC assets of the Issuing Entity would be so treated; provided, however, that if at least 95% of the REMIC assets of the Issuing Entity are assets described in Section 7701(a)(19)(C)(i)-(x) of the Code, the REMIC interests represented by the Offered Certificates will be treated in their entirety as assets described in Section 7701(a)(19)(C) of the Code.

     The REMIC interests represented by the Offered Certificates will be treated as "real estate assets" under Section 856(c)(5)(B) of the Code in the same proportion that the REMIC assets of the Issuing Entity would be so treated; provided, however, that if at least 95% of the REMIC assets of the Issuing Entity are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, then the REMIC interests represented by the Offered Certificates will be treated in their entirety as "real estate assets" under Section 856(c)(5)(B) of the Code. Interest on the REMIC interests represented by the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code in the same proportion that income from the REMIC assets of the Issuing Entity is income described in Section 856(c)(3)(B) of the Code; provided, however, that if at least 95% of the REMIC assets of the Issuing Entity are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, then all interest on the REMIC interests represented by the Offered Certificates, will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code.

     The portion of any Offered Certificate representing a basis risk arrangement will not be treated as a "real estate asset" under Section 856(c)(5)(B) of the Code or as a qualifying asset under Section 860G(a)(3) or
Section 7701(a)(19)(C) of the Code and income with respect to such portion will not be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code.

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions." In general, subject to specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the certificates. It is not anticipated that the Issuing Entity will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property. The Issuing Entity will not accept contributions that would subject it to such tax.

     In addition, a trust fund that elects to be treated as a REMIC may be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income derived from foreclosure property, including gain from the sale of a foreclosure property, other than qualifying rents and other income or gain that would be qualifying income for a real estate investment trust. It is not anticipated that the Issuing Entity will recognize net income from foreclosure property subject to federal income tax.

     Where the above-referenced prohibited transactions tax, tax on contributions to an issuing entity, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC arises out of a breach of the Servicer's or the Trustee's obligations, as the case may be, under the Pooling and Servicing Agreement and in respect of compliance with then applicable law, such tax will be borne by the Servicer or the Trustee in either case out of its own funds. In the event that either the Servicer or the Trustee, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be paid by the Issuing Entity first with amounts that might otherwise be distributable to the holders of certificates in the manner provided in the Pooling and Servicing Agreement. It is not anticipated that any material state or local income or franchise tax will be imposed on the Issuing Entity.

     For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Consequences--REMICs" in the prospectus.

CLASS R CERTIFICATE

     The holder of the Class R Certificate must include the taxable income or loss of the REMICs in determining its federal taxable income. The Class R Certificate will remain outstanding for federal income tax purposes until there are no certificates of any other class outstanding. Prospective investors are cautioned that the Class R certificateholder's REMIC taxable income and the tax liability thereon may exceed, and may substantially exceed, cash distributions to such holder during certain periods, in which event, the holder thereof must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the REMICs includable by the holder of the Class R Certificate will be treated as "excess inclusion" income, resulting in (i) the inability of such holder to use net operating losses to offset such income from the REMICs, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax-exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

     The Class R Certificate will be considered to represent "noneconomic residual interests," with the result that transfers thereof would be disregarded for federal income tax purposes if any significant purpose of the transfer was to impede the assessment or collection of tax. All transfers of the Class R Certificate will be subject to certain restrictions intended to reduce the possibility of any such transfer being disregarded. Such restrictions include requirements that (i) the transferor represent that it has conducted an investigation of the transferee and made certain findings regarding whether the transferee has historically paid its debts when they become due, (ii) the proposed transferee make certain representations regarding its understanding that as the holder of a Class R Certificate the transferee may incur tax liabilities in excess of the cashflow from the Class R Certificate and its intention to pay the taxes associated with holding the Class R Certificate as they become due and (iii) the proposed transferee agree that it will not transfer the Class R Certificate to any person unless that person agrees to comply with the same restrictions on future transfers. See "Description of the Certificates--Restrictions on Transfer of the Class R Certificate" in this prospectus supplement and "Material Federal Income Tax Consequences--Tax-Related Restrictions on Transfers of REMIC Residual Certificates" in the prospectus.

     An individual, trust or estate that holds the Class R Certificate (whether such Class R Certificate is held directly or indirectly through certain pass-through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, Servicing Fees on the Mortgage Loans and other administrative expenses of the Issuing Entity in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. In addition, some portion of a purchaser's basis, if any, in the Class R Certificate may not be recovered until termination of the Issuing Entity. Furthermore, the federal income tax consequences of any consideration paid to a transferee on a transfer of the Class R Certificate are unclear. Recently issued regulations require an acquiror or transferee of a noneconomic residual interest to recognize as income any fee received to induce such person to become a holder of such interest over a period reasonably related to the period during which the applicable REMIC is expected to generate taxable income or net loss in a manner that reasonably reflects the after-tax costs and benefits (without regard to such fee) of holding such interest. The regulations provide two safe harbor methods that satisfy this requirement. Under one method, the fee is recognized in accordance with the method of accounting, and over the same period, that the taxpayer uses for financial reporting purposes, provided that the fee is included in income for financial reporting purposes over a period that is not shorter than the period during which the applicable REMIC is expected to generate taxable income. Under a second method, the fee is recognized ratably over the anticipated weighted average life of the applicable REMIC (as determined under applicable Treasury regulations) remaining as of the date of acquisition of the noneconomic residual interest. The IRS may provide additional safe harbor methods in future guidance. Once a taxpayer adopts a particular method of accounting for such fees, the taxpayer generally may not change to a different method without consent of the IRS. Under the regulations, if any portion of such a fee has not been recognized in full by the time the holder of a noneconomic residual interest disposes of such interest, then the holder must include the unrecognized portion in income at that time. The regulations also provide that such a fee shall be treated as income from sources within the United States. Any transferee receiving consideration with respect to the Class R Certificate should consult its tax advisors.

     Due to the special tax treatment of residual interests, the effective after-tax return of the Class R Certificate may be significantly lower than would be the case if the Class R Certificate were taxed as a debt instrument, or may be negative.

     For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Consequences" in the prospectus.

                       TAX RETURN DISCLOSURE REQUIREMENTS

     Taxpayers are required to report certain information on IRS Form 8886 if they participate in a "reportable transaction." Holders should consult with their tax advisors as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) with their federal income tax returns.

                                   STATE TAXES

     The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                              ERISA CONSIDERATIONS

     Section 406 of ERISA prohibits "parties in interest" with respect to a Plan subject to ERISA and Section 4975 of the Code prohibits "disqualified persons" with respect to a Plan subject thereto from engaging in certain transactions involving such Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes and other penalties on prohibited transactions involving Plans subject to that Section. ERISA authorizes the imposition of civil penalties for prohibited transactions involving Plans subject to Title I of ERISA in certain circumstances. Any Plan fiduciary proposing to cause a Plan to acquire the Offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and holding of the Offered Certificates. The Class R Certificate may not be purchased by a Plan; therefore, references in the following discussion to the Offered Certificates do not apply, in general, to the Class R Certificate. See "ERISA Considerations" in the prospectus.

     Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA. Accordingly, assets of such plans may be invested in the Offered Certificates without regard to the ERISA Considerations described herein and in the prospectus, subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to Title I of ERISA or Section 4975 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary deciding whether to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including Principal Prepayments) on the Mortgage Loans.

     The U.S. Department of Labor has granted the Exemption from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of
Section 4975 of the Code with respect to the initial purchase, the holding, the servicing and the subsequent resale by Plans of certificates in pass-through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

     Among the general conditions that must be satisfied for the Exemption to apply are the following:

     (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Issuing Entity, other than in the case of Designated Transactions;

     (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three (or in the case of Designated Transactions, four) highest generic rating categories of Fitch, Moody's or S & P;

     (4) the Trustee must not be an affiliate of any other member of the Restricted Group other than an underwriter;

     (5) the sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Sponsor for the assignment of the Mortgage Loans to the Issuing Entity represents not more than the fair market value of such Mortgage Loans; the sum of all payments made to and retained by the Servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement in which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

     (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The Issuing Entity must also meet the following requirements:

     (1) the corpus of the Trust Fund must consist solely of assets of the type that have been included in other investment pools;

     (2) certificates in such other investment pools must have been rated in one of the three (or in the case of Designated Transactions, four) highest rating categories of Fitch, Moody's or S&P for at least one year prior to the Plan's acquisition of certificates; and

     (3) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when a Plan fiduciary causes a Plan (other than a Plan sponsored by a member of the Restricted Group) to acquire certificates in a trust and the fiduciary (or its affiliate) is an obligor on the receivables held in the trust, provided that, among other requirements:

     (1) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent (50%) of the aggregate interest in the trust is acquired by persons independent of the Restricted Group;

     (2) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust;

     (3) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and

     (4) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

     Further, additional conditions under the Exemption are applicable to eligible swaps or cap contracts. These conditions are discussed in "ERISA Considerations" in the prospectus.

     Except as described below, it is expected that the Exemption will apply to the acquisition and holding of the Offered Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on five percent (5%) or more of the Mortgage Loans included in the Issuing Entity by aggregate unamortized principal balance of the assets of the Issuing Entity.

     The Swap Agreement does not satisfy all of the requirements to qualify as an "eligible swap" under the Exemption. Until termination of the Swap Agreement, for ERISA purposes, an interest in a class of Offered Certificates will be deemed to represent a beneficial interest in each of two assets: (i) the right to receive payments with respect to the applicable class of Offered Certificates without taking into account payments made or received with respect to the Swap Agreement and (ii) the right in the Supplemental Interest Trust to receive payments under the Swap Agreement. Under this approach, the Exemption does not cover the acquisition or holding of the interest described in (ii). Consequently, a Plan's acquisition and holding of an Offered Certificate could constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code unless an exemption is available with respect to the acquisition and holding of the interest described in (ii).

     Accordingly, until the termination of the Swap Agreement, neither a Plan nor any person acting for, on behalf of or with any assets of a Plan may acquire or hold any interest in an Offered Certificate unless such acquisition and holding is eligible for relief under and is covered by an Investor-Based Exemption. Even if the conditions specified in one or more of the Investor-Based Exemptions are met, however, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might constitute prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. Until the termination of the Swap Agreement, each beneficial owner of an Offered Certificate (other than the Class R Certificate) or any interest therein shall be deemed to have represented that either (i) it is not a Plan or a person acting for, on behalf of or with any assets of a Plan or (ii) the acquisition and holding of the Offered Certificate will not constitute or result in a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code. Subsequent to the termination of the Swap Agreement, it is expected that the Exemption will apply to the acquisition and holding of the Offered Certificates (other than the Class R Certificate).

     Because the characteristics of the Class R Certificate may not meet the requirements of the Exemption or any other issued exemption under ERISA, a Plan may have engaged in a prohibited transaction or incur excise taxes or civil penalties if it purchases and holds the Class R Certificate. Consequently, transfers of the Class R Certificate will not be registered by the Trustee unless the Trustee receives a representation from the transferee of the Class R Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that the transferee is not a Plan and is not directly or indirectly acquiring the Class R Certificate for, on behalf of or with any assets of any such Plan. Any purported transfer of the Class R Certificate or any interest therein in violation of such representation shall be void and of no effect, and the next preceding permitted beneficial owner will be treated as the beneficial owner of the Class R Certificate. The Trustee shall be entitled, but not obligated, to recover from any holder of the Class R Certificate that was in fact a Plan and that held such Certificate in violation of such representation all payments made on such Class R Certificate at and after the time it commenced such holding. Any such payments so recovered shall be paid and delivered to such last preceding beneficial owner.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption and PTCE 83-1 (described in the prospectus), and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of ERISA, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     Generally, the Offered Certificates that are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" under SMMEA. The other Offered Certificates will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to those restrictions to purchase Offered Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Offered Certificates will constitute legal investments for them.

     No representations are made as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates. See "Legal Investment" in the prospectus.

                                 USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the LIBOR Certificates will be applied by the Depositor to the purchase price of the Mortgage Loans.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions of the underwriting agreement dated February 28, 2003, and the terms agreement dated June 22, 2007, each between the Depositor and the Underwriter, the Offered Certificates are being purchased from the Depositor by the Underwriter. Distributions on the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

     The Depositor has been advised by the Underwriter that it intends to make a market in the Offered Certificates, but that the Underwriter has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates, or any particular class of Offered Certificates, will develop or, if it does develop, that it will continue or that such market will provide sufficient liquidity of investment. The Offered Certificates will not be listed on any national exchange.

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Underwriter has agreed to reimburse the Depositor for certain expenses incurred in connection with the issuance of the certificates. Expenses incurred by the Depositor in connection with this offering are expected to be approximately $600,000.

     Merrill Lynch is an affiliate of the Depositor, the Servicer and First Franklin Financial.

                                  LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and for the Underwriter by Dechert LLP, New York, New York.

                                     RATINGS

     It is a condition of the issuance of the Offered Certificates that they be assigned the ratings designated below by each of Moody's and S&P.

CLASS OF CERTIFICATES    MOODY'S    S&P
---------------------    -------   ----
1-A..................      Aaa     AAA
2-A1.................      Aaa     AAA
2-A2.................      Aaa     AAA
2-A3.................      Aaa     AAA
2-A4.................      Aaa     AAA
1-M1.................      Aa1     AA+
2-M1.................      Aa1     AA+
1-M2.................      Aa2      AA
2-M2.................      Aa2      AA
1-M3.................      Aa3     AA-
2-M3.................      Aa3     AA-
M4...................       A1      A+
M5...................       A2       A
M6...................       A3      A-
B1...................      Baa1    BBB+
B2...................      Baa1    BBB
B3...................      Baa3    BBB-
R....................       NR     AAA

     The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of Principal Prepayments on the Mortgage Loans, the payment of the Floating Rate Certificate Carryover or the anticipated yields in light of Principal Prepayments.

     Moody's ratings on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. Moody's ratings opinions address the structural and legal issues associated with the Offered Certificates, including the nature of the underlying Mortgage Loans. Moody's ratings on pass-through certificates do not represent any assessment of the likelihood that Principal Prepayments may differ from those originally anticipated nor do they address the possibility that, as a result of Principal Prepayments, certificateholders may receive a lower than anticipated yield.

     S&P's ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of payments required under the operative agreements. S&P's ratings take into consideration the credit quality of the mortgage pool including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream of the mortgage pool is adequate to make payments required under the certificates. S&P's ratings on mortgage pass-through certificates do not, however, constitute a statement regarding the frequency of prepayments on the mortgage loans or address the likelihood of receipt of Floating Rate Certificate Carryover. S&P's ratings do not address the possibility that investors may suffer a lower than anticipated yield.

     The Depositor has not requested a rating of the Offered Certificates by any rating agency other than Moody's and S&P. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, if it does, what ratings would be assigned by such other rating agency. The ratings assigned by any such other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies.

                            GLOSSARY OF DEFINED TERMS

1/29 LIBOR LOANS                 means Mortgage Loans that bear interest at a
                                 fixed rate for a period of approximately one
                                 year after origination and thereafter have
                                 semi-annual interest rate and payment
                                 adjustments in substantially the same manner as
                                 Six-Month LIBOR Loans.

2/28 LIBOR LOANS                 means Mortgage Loans that bear interest at a
                                 fixed rate for a period of approximately two
                                 years after origination and thereafter have
                                 semi-annual interest rate and payment
                                 adjustments in substantially the same manner as
                                 Six-Month LIBOR Loans.

3/27 LIBOR LOANS                 means Mortgage Loans that bear interest at a
                                 fixed rate for a period of approximately three
                                 years after origination and thereafter have
                                 semi-annual interest rate and payment
                                 adjustments in substantially the same manner as
                                 Six-Month LIBOR Loans.

5/25 LIBOR LOANS                 means Mortgage Loans that bear interest at a
                                 fixed rate for a period of approximately five
                                 years after origination and thereafter have
                                 semi-annual interest rate and payment
                                 adjustments in substantially the same manner as
                                 Six-Month LIBOR Loans.

ACCOUNTS means one or more accounts maintained by the Trustee or the Servicer pursuant to the Pooling and Servicing Agreement.

ACCRUAL PERIOD                   means, with respect to the LIBOR Certificates
                                 and a Distribution Date, the period from and
                                 including the preceding Distribution Date (or
                                 from the Closing Date in the case of the first
                                 Distribution Date) to and including the day
                                 prior to such Distribution Date.

ADJUSTABLE RATE MORTGAGE LOAN    means a Mortgage Loan in the Trust Fund with an
                                 adjustable interest rate.

ADJUSTMENT DATE                  means, with respect to an Adjustable Rate
                                 Mortgage Loan, generally the first day of the
                                 month or months specified in the related
                                 mortgage note.

ADVANCE                          means, with respect to a Servicer Remittance
                                 Date, an advance of the Servicer's own funds, or funds in the related Collection Account that are not required to be distributed on the related Distribution Date that are required to be deposited pursuant to the Pooling and Servicing Agreement, in an amount generally equal to the aggregate amount of all payments of principal and interest (or, with respect to the Interest-Only Mortgage Loans and REO
                                 Property, payments of scheduled

                                 interest) on the Mortgage Loans (adjusted to the applicable Net Mortgage Rate) that were due on the related Due Date and delinquent on the related Servicer Remittance Date (other than the principal portion of any Balloon Amount, advances deemed non-recoverable by the
                                 Servicer, advances on each Mortgage Loan that is 150 days delinquent or more, and shortfalls in principal and interest due to bankruptcy proceedings, the application of the
                                 Servicemembers Civil Relief Act or similar state legislation or regulations and certain permitted modifications of Mortgage Loans) together with an amount equivalent to interest
                                 (adjusted to the Net Mortgage Rate) deemed due on each Mortgage Loan which is an REO Property
                                 (subject to the exceptions described above for advances on Mortgage Loans) such latter amount to be calculated after taking into account rental income.

APPLIED REALIZED LOSS AMOUNT     means, with respect to any class of Subordinate
                                 Certificates and as to any Distribution Date,
                                 the sum of the Realized Losses with respect to
                                 Mortgage Loans which have been applied in
                                 reduction of the Certificate Principal Balance
                                 of such class.

AVAILABLE FUNDS CAP              means any of the Group One Available Funds Cap,
                                 the Group Two Available Funds Cap or the
                                 Weighted Average Available Funds Cap.

BALLOON AMOUNT                   means the balloon payment of the remaining
                                 outstanding principal balance of a mortgage
                                 loan.

BALLOON LOAN                     means a mortgage loan having an original term
                                 to stated maturity of approximately 15 or 30
                                 years and providing for level monthly payments
                                 generally based on a 30, 40 or 50 year
                                 amortization schedule with a payment of a
                                 Balloon Amount due on such mortgage loan at its
                                 stated maturity.

BOOK-ENTRY CERTIFICATES          means the LIBOR Certificates, other than any
                                 Definitive Certificates.

BUSINESS DAY                     means any day other than (i) a Saturday or
                                 Sunday, (ii) a day on which the New York Stock
                                 Exchange or banking institutions in the State
                                 of Illinois, State of Pennsylvania or the City
                                 of New York, New York are authorized or
                                 obligated by law or executive order to be
                                 closed, or (iii) with respect to HLS only, any
                                 day on which the New York Stock Exchange is
                                 closed.

CAP CONTRACT COUNTERPARTY        means Bear Stearns Financial Products Inc., or
                                 a successor thereto.

CERTIFICATE ACCOUNT              means the one or more accounts established by
                                 the Trustee, for the benefit of the
                                 certificateholders, into which the Trustee is
                                 required to deposit or cause to be deposited
                                 certain payments received from the Servicer as
                                 described herein.

CERTIFICATE OWNERS               means persons acquiring beneficial ownership
                                 interests in the LIBOR Certificates.

CERTIFICATE PRINCIPAL BALANCE    means, with respect to (A) any class of LIBOR
                                 Certificates and as of any Distribution Date,
                                 the outstanding principal balance of such class
                                 on the date of the initial issuance of the
                                 certificates as reduced, but not below zero, by
                                 (i) all amounts distributed on previous
                                 Distribution Dates on such class on account of
                                 principal; and (ii) such class's share of any
                                 Applied Realized Loss Amounts for previous
                                 Distribution Dates; notwithstanding the
                                 foregoing, on any Distribution Date relating to
                                 the preceding calendar month in which a
                                 Subsequent Recovery has been received by the
                                 Servicer, the Certificate Principal Balance of
                                 any class of Subordinate Certificates then
                                 outstanding for which any Applied Realized Loss
                                 Amount has been allocated will be increased, in
                                 order of seniority, by an amount equal to the
                                 lesser of (I) the Unpaid Realized Loss Amount
                                 for such class of certificates and (II) the
                                 total of any Subsequent Recovery distributed on
                                 such date to the certificateholders (reduced by
                                 the amount of the increase in the Certificate
                                 Principal Balance of any more senior class of
                                 certificates pursuant to this sentence on such
                                 Distribution Date); and (B) the Class C
                                 Certificates and as of any Distribution Date,
                                 the overcollateralization amount as of such
                                 Distribution Date.

CLASS A CERTIFICATES             means the Class 1-A, Class 2-A and Class R
                                 Certificates.

CLASS A PRINCIPAL                means (1) with respect to any Distribution Date
DISTRIBUTION AMOUNT              prior to the related Stepdown Date or as to
                                 which a Stepdown Trigger Event exists, 100% of
                                 the Principal Distribution Amount for such
                                 Distribution Date and (2) with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 and as to which a Stepdown Trigger Event does
                                 not exist, the excess of (A) the Certificate
                                 Principal Balance of the Class A Certificates
                                 immediately prior to such Distribution Date
                                 over (B) the lesser of (1) approximately 57.10%
                                 of the aggregate Stated Principal Balance of
                                 the Mortgage Loans as of such Distribution Date
                                 and (2) the excess of the aggregate Stated
                                 Principal Balance of the Mortgage Loans as of
                                 such Distribution Date over approximately
                                 $8,000,000; provided, however, that in no event
                                 will the Class A Principal Distribution Amount
                                 with respect to any Distribution

                                 Date exceed the aggregate Certificate Principal
                                 Balance of the Class A Certificates.

CLASS 1-A CERTIFICATES           means any certificate designated as a "Class
                                 1-A Certificate" on the face thereof and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS 1-A PRINCIPAL              means, as of any Distribution Date, the amount
DISTRIBUTION AMOUNT              equal to the lesser of (i) the aggregate
                                 Certificate Principal Balance of the Class 1-A
                                 and Class R Certificates and (ii) the product
                                 of (x) the Group One Principal Distribution
                                 Percentage and (y) the Class A Principal
                                 Distribution Amount; provided, however, that
                                 (A) with respect to any Distribution Date on
                                 which the Class 1-A and Class R Certificates
                                 are outstanding and the Certificate Principal
                                 Balances of the Class 2-A Certificates is
                                 reduced to zero, the Class 2-A Principal
                                 Distribution Amount in excess of the amount
                                 necessary to reduce the Certificate Principal
                                 Balance of the Class 2-A Certificates to zero
                                 will be applied to increase the Class 1-A
                                 Principal Distribution Amount and (B) with
                                 respect to any Distribution Date thereafter,
                                 the Class 1-A Principal Distribution Amount
                                 will equal the Class A Principal Distribution
                                 Amount.

CLASS 2-A CERTIFICATES           means the Class 2-A1, Class 2-A2, Class 2-A3
                                 and Class 2-A4 Certificates.

CLASS 2-A PRINCIPAL              means, as of any Distribution Date, the amount
DISTRIBUTION AMOUNT              equal to the lesser of (i) the aggregate
                                 Certificate Principal Balance of the Class 2-A
                                 Certificates and (ii) the product of (x) the
                                 Group Two Principal Distribution Percentage and
                                 (y) the Class A Principal Distribution Amount;
                                 provided, however, that (A) with respect to any
                                 Distribution Date on which the Class 2-A
                                 Certificates are outstanding and the
                                 Certificate Principal Balances of the Class 1-A
                                 and Class R Certificates is reduced to zero,
                                 the Class 1-A Principal Distribution Amount in
                                 excess of the amount necessary to reduce the
                                 Certificate Principal Balance of the Class 1-A
                                 Certificates and Class R Certificates to zero
                                 will be applied to increase the Class 2-A
                                 Principal Distribution Amount and (B) with
                                 respect to any Distribution Date thereafter,
                                 the Class 2-A Principal Distribution Amount
                                 will equal the Class A Principal Distribution
                                 Amount.

CLASS 2-A1 CERTIFICATE           means any certificate designated as a "Class
                                 2-A1 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and

                                 representing the right to distributions as set forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS 2-A2 CERTIFICATE           means any certificate designated as a "Class
                                 2-A2 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS 2-A3 CERTIFICATE           means any certificate designated as a "Class
                                 2-A3 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS 2-A4 CERTIFICATE           means any certificate designated as a "Class
                                 2-A4 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS B CERTIFICATES             means the Class B1, Class B2 and Class B3
                                 Certificates.

CLASS B1 CERTIFICATE             means any certificate designated as a "Class B1
                                 Certificate" on the face thereof, substantially
                                 in the form exhibited in the Pooling and
                                 Servicing Agreement, and representing the right
                                 to distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS B1 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the aggregate
                                 Certificate Principal Balance of the Class A
                                 and Class M Certificates has been reduced to
                                 zero and a Stepdown Trigger Event exists, or,
                                 as long as a Stepdown Trigger Event does not
                                 exist, the excess of (1) the sum of (A) the
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account
                                 distributions of the Class A Principal
                                 Distribution Amount to the Class A Certificates
                                 for such Distribution Date), (B) the
                                 Certificate Principal Balance of the Class M1
                                 Certificates (after taking into account
                                 distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date), (C)
                                 the Certificate Principal Balance of the Class
                                 M2 Certificates (after taking into account
                                 distributions of the Class M2 Principal
                                 Distribution Amount to the Class M2
                                 Certificates for such Distribution Date), (D)
                                 the Certificate Principal Balance of the Class
                                 M3 Certificates (after taking into account
                                 distributions of the Class M3 Principal
                                 Distribution Amount to the Class M3
                                 Certificates for such Distribution Date), (E)
                                 the Certificate Principal Balance of the Class
                                 M4

                                 Certificates (after taking into account
                                 distributions of the Class M4 Principal
                                 Distribution Amount to the Class M4
                                 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class
                                 M5 Certificates (after taking into account distributions of the Class M5 Principal
                                 Distribution Amount to the Class M5
                                 Certificates for such Distribution Date), (G) the Certificate Principal Balance of the Class
                                 M6 Certificates (after taking into account distributions of the Class M6 Principal
                                 Distribution Amount to the Class M6
                                 Certificates for such Distribution Date) and
                                 (H) the Certificate Principal Balance of the
                                 Class B1 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately 89.00% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B) the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A and Class M Certificates has been reduced to zero, the Class B1 Principal Distribution
                                 Amount will equal the lesser of (A) the
                                 outstanding Certificate Principal Balance of the Class B1 Certificates and (B) 100% of the
                                 Principal Distribution Amount remaining after any distributions on the Class A and Class M
                                 Certificates and (2) in no event will the Class
                                 B1 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate
                                 Principal Balance of the Class B1 Certificates.

CLASS B2 CERTIFICATE             means any certificate designated as a "Class B2
                                 Certificate" on the face thereof, substantially
                                 in the form exhibited in the Pooling and
                                 Servicing Agreement, and representing the right
                                 to distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS B2 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the aggregate
                                 Certificate Principal Balance of the Class A,
                                 Class M and Class B1 Certificates has been
                                 reduced to zero and a Stepdown Trigger Event
                                 exists, or, as long as a Stepdown Trigger Event
                                 does not exist, the excess of (1) the sum of
                                 (A) the Certificate Principal Balance of the
                                 Class A Certificates (after taking into account
                                 distributions of the Class A Principal
                                 Distribution Amount to the Class A Certificates
                                 for such Distribution Date), (B) the
                                 Certificate Principal Balance of the Class M1
                                 Certificates (after taking into account
                                 distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date), (C)
                                 the Certificate Principal Balance

                                 of the Class M2 Certificates (after taking into account distributions of the Class M2 Principal
                                 Distribution Amount to the Class M2
                                 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class
                                 M3 Certificates (after taking into account distributions of the Class M3 Principal
                                 Distribution Amount to the Class M3
                                 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class
                                 M4 Certificates (after taking into account distributions of the Class M4 Principal
                                 Distribution Amount to the Class M4
                                 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class
                                 M5 Certificates (after taking into account distributions of the Class M5 Principal
                                 Distribution Amount to the Class M5
                                 Certificates for such Distribution Date), (G) the Certificate Principal Balance of the Class
                                 M6 Certificates (after taking into account distributions of the Class M6 Principal
                                 Distribution Amount to the Class M6
                                 Certificates for such Distribution Date), (H) the Certificate Principal Balance of the Class
                                 B1 Certificates (after taking into account distributions of the Class B1 Principal
                                 Distribution Amount to the Class B1
                                 Certificates for such Distribution Date) and
                                 (I) the Certificate Principal Balance of the
                                 Class B2 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately 90.70% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B) the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A,
                                 Class M and Class B1 Certificates has been reduced to zero, the Class B2 Principal
                                 Distribution Amount will equal the lesser of
                                 (A) the outstanding Certificate Principal
                                 Balance of the Class B2 Certificates and (B)
                                 100% of the Principal Distribution Amount remaining after any distributions on the Class
                                 A, Class M and Class B1 Certificates and (2) in no event will the Class B2 Principal
                                 Distribution Amount with respect to any
                                 Distribution Date exceed the Certificate
                                 Principal Balance of the Class B2 Certificates.

CLASS B3 CERTIFICATE             means any certificate designated as a "Class B3
                                 Certificate" on the face thereof, substantially
                                 in the form exhibited in the Pooling and
                                 Servicing Agreement, and representing the right
                                 to distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS B3 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution

                                 Amount if the aggregate Certificate Principal
                                 Balance of the Class A, Class M, Class B1 and
                                 Class B2 Certificates has been reduced to zero and a Stepdown Trigger Event exists, or, as long as a Stepdown Trigger Event does not exist, the excess of (1) the sum of (A) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account
                                 distributions of the Class A Principal
                                 Distribution Amount to the Class A Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class M1
                                 Certificates (after taking into account
                                 distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class
                                 M2 Certificates (after taking into account distributions of the Class M2 Principal
                                 Distribution Amount to the Class M2
                                 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class
                                 M3 Certificates (after taking into account distributions of the Class M3 Principal
                                 Distribution Amount to the Class M3
                                 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class
                                 M4 Certificates (after taking into account distributions of the Class M4 Principal
                                 Distribution Amount to the Class M4
                                 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class
                                 M5 Certificates (after taking into account distributions of the Class M5 Principal
                                 Distribution Amount to the Class M5
                                 Certificates for such Distribution Date), (G) the Certificate Principal Balance of the Class
                                 M6 Certificates (after taking into account distributions of the Class M6 Principal
                                 Distribution Amount to the Class M6
                                 Certificates for such Distribution Date), (H) the Certificate Principal Balance of the Class
                                 B1 Certificates (after taking into account distributions of the Class B1 Principal
                                 Distribution Amount to the Class B1
                                 Certificates for such Distribution Date), (I) the Certificate Principal Balance of the Class
                                 B2 Certificates (after taking into account distributions of the Class B2 Principal
                                 Distribution Amount to the Class B2
                                 Certificates for such Distribution Date) and
                                 (J) the Certificate Principal Balance of the
                                 Class B3 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately 93.40% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B) the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A,
                                 Class M, Class B1 and Class B2 Certificates has been reduced to zero, the Class B3 Principal
                                 Distribution Amount will equal the lesser

                                 of (A) the outstanding Certificate Principal
                                 Balance of the Class B3 Certificates and (B)
                                 100% of the Principal Distribution Amount remaining after any distributions on the Class
                                 A, Class M, Class B1 and Class B2 Certificates and (2) in no event will the Class B3 Principal
                                 Distribution Amount with respect to any
                                 Distribution Date exceed the Certificate
                                 Principal Balance of the Class B3 Certificates.

CLASS C CERTIFICATE              means any certificate, which is not being
                                 offered in this prospectus supplement,
                                 designated as a "Class C Certificate" on the
                                 face thereof, substantially in the form
                                 exhibited in the Pooling and Servicing
                                 Agreement, and representing the right to
                                 distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS M CERTIFICATES             means the Class M1, Class M2, Class M3, Class
                                 M4, Class M5 and Class M6 Certificates.

CLASS M1 CERTIFICATES            means the Class 1-M1 and Class 2-M1
                                 Certificates.

CLASS 1-M1 CERTIFICATE           means any certificate designated as a "Class
                                 1-M1 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS 2-M1 CERTIFICATE           means any certificate designated as a "Class
                                 2-M1 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M1 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates has been reduced to zero and a
                                 Stepdown Trigger Event exists, or, as long as a
                                 Stepdown Trigger Event does not exist, the
                                 excess of (1) the sum of (A) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account
                                 distributions of the Class A Principal
                                 Distribution Amount to the Class A Certificates
                                 for such Distribution Date) and (B) the
                                 Certificate Principal Balance of the Class M1
                                 Certificates immediately prior to such
                                 Distribution Date over (2) the lesser of (A)
                                 approximately 67.60% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B)
                                 the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the
                                 above, (1) on any Distribution Date prior to
                                 the

                                 Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates has been reduced to zero, the Class M1 Principal Distribution Amount will equal the lesser of (A) the outstanding
                                 Certificate Principal Balance of the Class M1
                                 Certificates and (B) 100% of the Principal
                                 Distribution Amount remaining after any
                                 distributions on the Class A Certificates and
                                 (2) in no event will the Class M1 Principal
                                 Distribution Amount with respect to any
                                 Distribution Date exceed the Certificate
                                 Principal Balance of the Class M1 Certificates.

CLASS M2 CERTIFICATES            means the Class 1-M2 and Class 2-M2
                                 Certificates.

CLASS 1-M2 CERTIFICATE           means any certificate designated as a "Class
                                 1-M2 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS 2-M2 CERTIFICATE           means any certificate designated as a "Class
                                 2-M2 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M2 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the
                                 Certificate Principal Balance of each class of
                                 Class A and Class M1 Certificates has been
                                 reduced to zero and a Stepdown Trigger Event
                                 exists, or, as long as a Stepdown Trigger Event
                                 does not exist, the excess of (1) the sum of
                                 (A) the aggregate Certificate Principal Balance
                                 of the Class A Certificates (after taking into
                                 account distributions of the Class A Principal
                                 Distribution Amount to the Class A Certificates
                                 for such Distribution Date), (B) the
                                 Certificate Principal Balance of the Class M1
                                 Certificates (after taking into account
                                 distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date) and
                                 (C) the Certificate Principal Balance of the
                                 Class M2 Certificates immediately prior to such
                                 Distribution Date over (2) the lesser of (A)
                                 approximately 74.80% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B)
                                 the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the
                                 above, (1) on any Distribution Date prior to
                                 the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A
                                 and Class M1 Certificates has been reduced to
                                 zero, the Class M2 Principal Distribution
                                 Amount will equal the lesser of

                                 (A) the outstanding Certificate Principal
                                 Balance of the Class M2 Certificates and (B)
                                 100% of the Principal Distribution Amount remaining after any distributions on the Class
                                 A and Class M1 Certificates and (2) in no event will the Class M2 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate Principal Balance of the Class
                                 M2 Certificates.

CLASS M3 CERTIFICATES            means the Class 1-M3 and Class 2-M3
                                 Certificates.

CLASS 1-M3 CERTIFICATE           means any certificate designated as a "Class
                                 1-M3 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS 2-M3 CERTIFICATE           means any certificate designated as a "Class
                                 2-M3 Certificate" on the face thereof,
                                 substantially in the form exhibited in the
                                 Pooling and Servicing Agreement, and
                                 representing the right to distributions as set
                                 forth herein and in the Pooling and Servicing
                                 Agreement.

CLASS M3 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the
                                 Certificate Principal Balance of each class of
                                 Class A, Class M1 and Class M2 Certificates has
                                 been reduced to zero and a Stepdown Trigger
                                 Event exists, or, as long as a Stepdown Trigger
                                 Event does not exist, the excess of (1) the sum
                                 of (A) the aggregate Certificate Principal
                                 Balance of the Class A Certificates (after
                                 taking into account distributions of the Class
                                 A Principal Distribution Amount to the Class A
                                 Certificates for such Distribution Date), (B)
                                 the Certificate Principal Balance of the Class
                                 M1 Certificates (after taking into account
                                 distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date), (C)
                                 the Certificate Principal Balance of the Class
                                 M2 Certificates (after taking into account
                                 distributions of the Class M2 Principal
                                 Distribution Amount to the Class M2
                                 Certificates for such Distribution Date), and
                                 (D) the Certificate Principal Balance of the
                                 Class M3 Certificates immediately prior to such
                                 Distribution Date over (2) the lesser of (A)
                                 approximately 78.60% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B)
                                 the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the
                                 above, (1) on any Distribution Date prior to
                                 the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A,
                                 Class M1 and Class M2 Certificates has been
                                 reduced to zero, the Class M3

                                 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate
                                 Principal Balance of the Class M3 Certificates and (B) 100% of the Principal Distribution
                                 Amount remaining after any distributions on the Class A, Class M1 and Class M2 Certificates and
                                 (2) in no event will the Class M3 Principal
                                 Distribution Amount with respect to any
                                 Distribution Date exceed the Certificate
                                 Principal Balance of the Class M3 Certificates.

CLASS M4 CERTIFICATES            means any certificate designated as a "Class M4
                                 Certificate" on the face thereof, substantially
                                 in the form exhibited in the Pooling and
                                 Servicing Agreement, and representing the right
                                 to distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS M4, CLASS M5, CLASS M6     means a confirmation and agreement between the
AND CLASS B CERTIFICATE          Trustee, on behalf of the Issuing Entity, and
CORRIDOR CONTRACT                the Cap Contract Counterparty for the benefit
                                 of the Class M-4, Class M5, Class M6 and Class
                                 B Certificates.

CLASS M4, CLASS M5, CLASS M6     means, as of any Distribution Date, the
AND CLASS B CERTIFICATE          notional balance of the Class M4, Class M5,
CORRIDOR CONTRACT NOTIONAL       Class M6 and Class B Certificate Corridor
BALANCE                          Contract set forth on the table on page S-71.

CLASS M4, CLASS M5, CLASS M6     means, with respect to each Distribution Date,
AND CLASS B CERTIFICATE LOWER    the applicable per annum rate set forth under
COLLAR                           the heading "1ML Strike Lower Collar" in the
                                 Class M4, Class M5, Class M6 and Class B
                                 Certificate Derivative LIBOR Corridor Table on
                                 page S-71.

CLASS M4, CLASS M5, CLASS M6     means, with respect to each Distribution Date,
AND CLASS B CERTIFICATE UPPER    the applicable per annum rate set forth under
COLLAR                           the heading "1ML Strike Upper Collar" in the
                                 Class M4, Class M5, Class M6 and Class B
                                 Certificate Derivative LIBOR Corridor Table on
                                 page S-71.

CLASS M4 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the
                                 Certificate Principal Balance of each class of
                                 Class A, Class M1, Class M2 and Class M3
                                 Certificates has been reduced to zero and a
                                 Stepdown Trigger Event exists, or, as long as a
                                 Stepdown Trigger Event does not exist, the
                                 excess of (1) the sum of (A) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account
                                 distributions of the

                                 Class A Principal Distribution Amount to the
                                 Class A Certificates for such Distribution
                                 Date), (B) the Certificate Principal Balance of the Class M1 Certificates (after taking into account distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class
                                 M2 Certificates (after taking into account distributions of the Class M2 Principal
                                 Distribution Amount to the Class M2
                                 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class
                                 M3 Certificates (after taking into account distributions of the Class M3 Principal
                                 Distribution Amount to the Class M3
                                 Certificates for such Distribution Date), and
                                 (E) the Certificate Principal Balance of the
                                 Class M4 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately 82.00% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B) the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A,
                                 Class M1, Class M2 and Class M3 Certificates has been reduced to zero, the Class M4
                                 Principal Distribution Amount will equal the lesser of (A) the outstanding Certificate
                                 Principal Balance of the Class M4 Certificates and (B) 100% of the Principal Distribution
                                 Amount remaining after any distributions on the Class A, Class M1, Class M2 and Class M3
                                 Certificates and (2) in no event will the Class
                                 M4 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate
                                 Principal Balance of the Class M4 Certificates.

CLASS M5 CERTIFICATE             means any certificate designated as a "Class M5
                                 Certificate" on the face thereof, substantially
                                 in the form exhibited in the Pooling and
                                 Servicing Agreement, and representing the right
                                 to distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS M5 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the
                                 Certificate Principal Balance of each class of
                                 Class A, Class M1, Class M2, Class M3 and Class
                                 M4 Certificates has been reduced to zero and a
                                 Stepdown Trigger Event exists, or, as long as a
                                 Stepdown Trigger Event does not exist, the
                                 excess of (1) the sum of (A) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account
                                 distributions of the Class A Principal
                                 Distribution Amount to the Class A

                                 Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class
                                 M1 Certificates (after taking into account distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class
                                 M2 Certificates (after taking into account distributions of the Class M2 Principal
                                 Distribution Amount to the Class M2
                                 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class
                                 M3 Certificates (after taking into account distributions of the Class M3 Principal
                                 Distribution Amount to the Class M3
                                 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class
                                 M4 Certificates (after taking into account distributions of the Class M4 Principal
                                 Distribution Amount to the Class M4
                                 Certificates for such Distribution Date) and
                                 (F) the Certificate Principal Balance of the
                                 Class M5 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately 84.90% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B) the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A,
                                 Class M1, Class M2, Class M3 and Class M4
                                 Certificates has been reduced to zero, the Class M5 Principal Distribution Amount will equal the lesser of (A) the outstanding
                                 Certificate Principal Balance of the Class M5
                                 Certificates and (B) 100% of the Principal
                                 Distribution Amount remaining after any
                                 distributions on the Class A, Class M1, Class
                                 M2, Class M3 and Class M4 Certificates and (2) in no event will the Class M5 Principal
                                 Distribution Amount with respect to any
                                 Distribution Date exceed the Certificate
                                 Principal Balance of the Class M5 Certificates.

CLASS M6 CERTIFICATE             means any certificate designated as a "Class M6
                                 Certificate" on the face thereof, substantially
                                 in the form exhibited in the Pooling and
                                 Servicing Agreement, and representing the right
                                 to distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS M6 PRINCIPAL               means, with respect to any Distribution Date on
DISTRIBUTION AMOUNT              or after the Stepdown Date, 100% of the
                                 Principal Distribution Amount if the
                                 Certificate Principal Balance of each class of
                                 Class A, Class M1, Class M2, Class M3, Class M4
                                 and Class M5 Certificates has been reduced to
                                 zero and a Stepdown Trigger Event exists, or,
                                 as long as a Stepdown Trigger Event does not
                                 exist, the excess of (1) the sum of (A) the
                                 aggregate Certificate Principal

                                 Balance of the Class A Certificates (after taking into account distributions of the Class
                                 A Principal Distribution Amount to the Class A
                                 Certificates for such Distribution Date), (B) the Certificate Principal Balance of the Class
                                 M1 Certificates (after taking into account distributions of the Class M1 Principal
                                 Distribution Amount to the Class M1
                                 Certificates for such Distribution Date), (C) the Certificate Principal Balance of the Class
                                 M2 Certificates (after taking into account distributions of the Class M2 Principal
                                 Distribution Amount to the Class M2
                                 Certificates for such Distribution Date), (D) the Certificate Principal Balance of the Class
                                 M3 Certificates (after taking into account distributions of the Class M3 Principal
                                 Distribution Amount to the Class M3
                                 Certificates for such Distribution Date), (E) the Certificate Principal Balance of the Class
                                 M4 Certificates (after taking into account distributions of the Class M4 Principal
                                 Distribution Amount to the Class M4
                                 Certificates for such Distribution Date), (F) the Certificate Principal Balance of the Class
                                 M5 Certificates (after taking into account distributions of the Class M5 Principal
                                 Distribution Amount to the Class M5
                                 Certificates for such Distribution Date) and
                                 (G) the Certificate Principal Balance of the
                                 Class M6 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) approximately 86.80% of the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (B) the excess of the aggregate Stated Principal
                                 Balance of the Mortgage Loans over
                                 approximately $8,000,000. Notwithstanding the above, (1) on any Distribution Date prior to the Stepdown Date on which the aggregate
                                 Certificate Principal Balance of the Class A,
                                 Class M1, Class M2, Class M3, Class M4 and
                                 Class M5 Certificates has been reduced to zero, the Class M6 Principal Distribution Amount will equal the lesser of (A) the outstanding
                                 Certificate Principal Balance of the Class M6
                                 Certificates and (B) 100% of the Principal
                                 Distribution Amount remaining after any
                                 distributions on the Class A, Class M1, Class
                                 M2, Class M3, Class M4 and Class M5
                                 Certificates and (2) in no event will the Class
                                 M6 Principal Distribution Amount with respect to any Distribution Date exceed the Certificate
                                 Principal Balance of the Class M6 Certificates.

CLASS P CERTIFICATE              means any certificate, which is not being
                                 offered in this prospectus supplement,
                                 designated as a "Class P Certificate" on the
                                 face thereof, substantially in the form
                                 exhibited in the Pooling and Servicing
                                 Agreement, and representing the right to
                                 distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLASS R CERTIFICATE              means any certificate designated as a "Class R
                                 Certificate" on the face thereof, substantially
                                 in the form exhibited in the Pooling and
                                 Servicing Agreement, and representing the right
                                 to distributions as set forth herein and in the
                                 Pooling and Servicing Agreement.

CLEARSTREAM LUXEMBOURG           means Clearstream Banking, societe anonyme.

CLOSING DATE                     means on or about June 26, 2007.

CODE means the Internal Revenue Code of 1986, as amended.

COLLATERAL VALUE                 means, with respect to a Mortgage Loan the
                                 proceeds of which were used to purchase the
                                 related mortgaged property, the lesser of (x)
                                 the appraised value of such mortgaged property
                                 based on an appraisal made for the originator
                                 by an independent fee appraiser at the time of
                                 the origination of the related Mortgage Loan
                                 and (y) the sales price of such mortgaged
                                 property at such time of origination and means,
                                 with respect to a Mortgage Loan the proceeds of
                                 which were used to refinance an existing
                                 Mortgage Loan, the appraised value of the
                                 mortgaged property based upon the appraisal
                                 obtained at the time of refinancing.

COLLECTION ACCOUNT               means the one or more accounts established by
                                 the Servicer, for the benefit of the
                                 certificateholders, into which the Servicer is
                                 required to deposit or cause to be deposited
                                 certain payments described in the Pooling and
                                 Servicing Agreement.

COMPENSATING INTEREST            means, for any Distribution Date, the amount of
                                 the Servicing Fee otherwise payable to the
                                 Servicer for the related month, which the
                                 Servicer is obligated to deposit into the
                                 Collection Account for distribution to
                                 certificateholders on that Distribution Date,
                                 in an amount up to the amount of any shortfall
                                 in interest payments resulting from Principal
                                 Prepayments in full received during the period
                                 from and including the 15th day of the month
                                 preceding the Distribution Date through and
                                 including the last day of the month preceding
                                 the Distribution Date with respect to Mortgage
                                 Loans serviced by the Servicer; provided that
                                 any such deposit in reduction of the Servicing
                                 Fee otherwise payable to the Servicer with
                                 respect to that Distribution Date will be
                                 limited to the product of (1) one-twelfth of
                                 0.25% per annum and (2) the aggregate Stated
                                 Principal Balance of the Mortgage Loans on the
                                 related Distribution Date.

CPR OR CONSTANT PREPAYMENT       means a prepayment assumption which represents
RATE                             a constant assumed rate of prepayment each
                                 month relative to the then outstanding
                                 principal balance of a

                                 pool of mortgage loans for the life of such mortgage loans. For example, 28% CPR assumes a constant prepayment rate of 28% per annum.

CO-OP LOAN                       means a Mortgage Loan secured by the stock
                                 allocated to a cooperative unit in a
                                 residential cooperative housing corporation.

CORRIDOR CONTRACT                means any of the Group One Corridor Contract,
                                 the Group Two Corridor Contract or the Class
                                 M4, Class M5, Class M6 and Class B Certificate
                                 Corridor Contract.

CORRIDOR CONTRACT ACCOUNT        means the separate account into which payments
                                 received on the Corridor Contracts will be
                                 deposited.

CORRIDOR CONTRACT NOTIONAL       means any of the Group One Corridor Contract
BALANCE                          Notional Balance, the Group Two Corridor
                                 Contract Notional Balance or the Class M4,
                                 Class M5, Class M6 and Class B Certificate
                                 Corridor Contract Notional Balance.

CORRIDOR CONTRACT TERMINATION    means the Distribution Date in December 2007.
DATE

CREDIT SCORES                    means statistical credit scores obtained by
                                 many mortgage lenders in connection with a loan
                                 application. The credit score used for purposes
                                 of this prospectus supplement is the FICO
                                 Score.

CURRENT INTEREST                 means, with respect to each class of the LIBOR
                                 Certificates and each Distribution Date, the
                                 interest accrued at the applicable Pass-Through
                                 Rate for the applicable Accrual Period on the
                                 Certificate Principal Balance of such class as
                                 of such Distribution Date plus any amount
                                 previously distributed with respect to Current
                                 Interest or Interest Carry Forward Amounts for
                                 such class that is recovered as a voidable
                                 preference by a trustee in bankruptcy less any
                                 Prepayment Interest Shortfalls allocated to
                                 such class on such Distribution Date.

CUT-OFF DATE                     means June 1, 2007.

DEFAULTED SWAP TERMINATION       means any payment required to be made by the
PAYMENT                          Supplemental Interest Trust to the Swap
                                 Counterparty pursuant to the Swap Agreement as
                                 a result of an event of default under the Swap
                                 Agreement with respect to which the Swap
                                 Counterparty is the defaulting party or a
                                 termination event (including a Downgrade
                                 Termination Event) under that agreement (other
                                 than illegality or a tax event) with respect to
                                 which the Swap Counterparty is the sole
                                 Affected Party (as determined under the Swap
                                 Agreement).

DEFINITIVE CERTIFICATE           means a physical certificate representing a
                                 LIBOR Certificate. On the Closing Date, the
                                 Class R Certificate will be a Definitive
                                 Certificate.

DEPOSITOR                        means Merrill Lynch Mortgage Investors, Inc.

DERIVATIVE LIBOR                 means the London interbank offered rate for
                                 one-month United States dollar deposits as
                                 determined in accordance with the Corridor
                                 Contracts and Swap Agreement, as applicable.

DESIGNATED TRANSACTION           means a transaction in which the assets
                                 underlying the certificates consist of
                                 single-family residential, multi-family
                                 residential, home equity, manufactured housing
                                 and/or commercial mortgage obligations that are
                                 secured by single-family residential,
                                 multi-family residential, commercial real
                                 property or leasehold interests therein.

DETERMINATION DATE               means, with respect to a Distribution Date, the
                                 15th day of the month of such Distribution Date
                                 (or, if not a Business Day, the immediately
                                 preceding Business Day).

DISTRIBUTION DATE                means the 25th day of each month beginning in
                                 July 2007, or if such day is not a Business
                                 Day, the first Business Day thereafter.

DOWNGRADE TERMINATION EVENT      means an event whereby (x) the Swap
                                 Counterparty (or its guarantor) ceases to have
                                 short term unsecured and/or long term debt
                                 ratings at least equal to the levels specified
                                 in the Swap Agreement, and (y) the Swap
                                 Counterparty has failed to complete at least
                                 one of the following events (except to the
                                 extent otherwise approved by the Ratings
                                 Agencies): (i) post collateral securing its
                                 obligations under the Swap Agreement and (ii)
                                 obtain a guarantor or a substitute swap
                                 counterparty acceptable to the Supplemental
                                 Interest Trust Trustee and the Rating Agencies
                                 (if required under the Swap Agreement) that
                                 will assume the obligations of the Swap
                                 Counterparty under the Swap Agreement.

DTC                              means The Depository Trust Company.

DUE DATE means a scheduled monthly payment date for any Mortgage Loan.

DUE PERIOD                       means, with respect to any Distribution Date,
                                 the period beginning on the second day of the
                                 calendar month preceding the calendar month in
                                 which such Distribution Date occurs and ending
                                 on the first day in the month in which such
                                 Distribution Date occurs.

ERISA                            means the Employee Retirement Income Security
                                 Act of 1974, as amended.

EUROCLEAR                        means the Euroclear System.

EUROCLEAR OPERATOR               means Euroclear Bank S.A./N.V., a bank
                                 incorporated under the laws of the Kingdom of
                                 Belgium.

EUROPEAN DEPOSITARIES            means Citibank, N.A., as depositary for
                                 Clearstream Luxembourg, and JPMorgan Chase
                                 Bank, as depositary for Euroclear,
                                 collectively.

EXEMPTION                        means PTE 90-29 (Exemption Application No.
                                 D-8012, 55 Fed. Reg. 21459 (1990)), as amended,
                                 granted by the U.S. Department of Labor to
                                 Merrill Lynch and its affiliates, or any
                                 substantially similar administrative exemption
                                 granted by the U.S. Department of Labor to an
                                 underwriter as amended.

EXTRA PRINCIPAL DISTRIBUTION     means, with respect to any Distribution Date,
AMOUNT                           (1) prior to the Stepdown Date, the excess of
                                 (A) the sum of (x) the aggregate Certificate
                                 Principal Balance of the LIBOR Certificates
                                 reduced by the Principal Funds with respect to
                                 such Distribution Date and (y) approximately
                                 $52,800,001 over (B) the aggregate Stated
                                 Principal Balance of the Mortgage Loans and (2)
                                 on and after the Stepdown Date, (A) the sum of
                                 (x) the aggregate Certificate Principal Balance
                                 of the LIBOR Certificates reduced by the
                                 Principal Funds with respect to such
                                 Distribution Date and (y) the greater of (a)
                                 6.60% of the aggregate Stated Principal Balance
                                 of the Mortgage Loans as of such Distribution
                                 Date and (b) approximately $8,000,000 less (B)
                                 the aggregate Stated Principal Balance of the
                                 Mortgage Loans; provided, however, that if on
                                 any Distribution Date a Stepdown Trigger Event
                                 is in effect, the Extra Principal Distribution
                                 Amount will not be reduced to the applicable
                                 percentage of then current Stated Principal
                                 Balance of the Mortgage Loans (and will remain
                                 fixed at the applicable percentage of the
                                 Stated Principal Balance of the Mortgage Loans
                                 as of the Due Date immediately prior to the
                                 Stepdown Trigger Event) until the next
                                 Distribution Date on which the Stepdown Trigger
                                 Event is not in effect.

FANNIE MAE                       means Fannie Mae or any successor.

FICO SCORE                       means a statistical ranking of likely future
                                 credit performance developed by Fair, Isaac &
                                 Company and the three national credit
                                 repositories: Equifax, TransUnion and First
                                 American (f/k/a Experian, which was f/k/a TRW).

FIRST FRANKLIN FINANCIAL         means First Franklin Financial Corporation, a
                                 Delaware corporation.

FIRST FRANKLIN UNDERWRITING      means the underwriting standards and guidelines
GUIDELINES                       established by First Franklin Financial and
                                 further described under the heading
                                 "Underwriting Guidelines."

FINANCIAL INTERMEDIARY           means a bank, brokerage firm, thrift
                                 institution or other financial intermediary.

FITCH                            means Fitch, Inc. or any successor.

FIXED RATE MORTGAGE LOAN         means a Mortgage Loan in the Trust Fund with a
                                 fixed interest rate.

FIXED SWAP PAYMENT               means, for each Distribution Date, the product
                                 of (i) a per annum rate for such Distribution
                                 Date as set forth under the heading "Fixed
                                 Strike Rate" in the Swap Agreement Notional
                                 Balance Table beginning on page S-72,
                                 determined on the basis of a 360-day year
                                 consisting of twelve 30-day months and (ii) the
                                 notional balance as set forth under the heading
                                 "Notional Balance" for the related Distribution
                                 Date in the Swap Agreement Notional Balance
                                 Table set forth in the table beginning on page
                                 S-72.

FLOATING RATE CERTIFICATE        means, with respect to a Distribution Date, in
CARRYOVER                        the event that the Pass-Through Rate for a
                                 class of LIBOR Certificates is based upon the
                                 related Available Funds Cap or the related
                                 Maximum Rate Cap, the sum of (A) the excess of
                                 (1) the amount of interest that such class
                                 would have been entitled to receive on such
                                 Distribution Date had the Pass-Through Rate for
                                 that class not been calculated based on the
                                 related Available Funds Cap or the related
                                 Maximum Rate Cap, up to but not exceeding the
                                 greater of (a) the related Maximum Rate Cap or
                                 (b) the sum of (i) the related Available Funds
                                 Cap and (ii) the product of (AA) a fraction,
                                 the numerator of which is 360 and the
                                 denominator of which is the actual number of
                                 days in the related Accrual Period and (BB) the
                                 sum of (x) the quotient of (I) an amount equal
                                 to the proceeds, if any, payable under the
                                 related Corridor Contract with respect to such
                                 Distribution Date and (II) the aggregate
                                 Certificate Principal Balance of each of the
                                 Classes of Certificates to which such Corridor
                                 Contract relates for such Distribution Date and
                                 (y) the quotient obtained by dividing (I) any
                                 Net Swap Payments owed by the Swap Counterparty
                                 for such Distribution Date and (II) the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans as of the immediately preceding
                                 Distribution Date over (2) the amount of
                                 interest such class was entitled to receive on
                                 such Distribution Date

                                 based on the related Available Funds Cap;
                                 together with (B) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                                 Pass-Through Rate for such class, without giving effect to the related Available Funds
                                 Cap or the related Maximum Rate Cap) and (C) any amount previously distributed with respect to Floating Rate Certificate Carryover for such class that is recovered as a voidable preference by a trustee in bankruptcy.

FLOATING SWAP PAYMENT            means, for each Distribution Date, the product
                                 of (i) Derivative LIBOR for such Distribution
                                 Date determined based on a 360-day year and the
                                 actual number of days in the Accrual Period and
                                 (ii) the notional balance as set forth under
                                 the heading "Notional Balance" for the related
                                 Distribution Date in the Swap Agreement
                                 Notional Balance Table beginning on page S-72.

FREDDIE MAC                      means the Federal Home Loan Mortgage
                                 Corporation or any successor.

GROSS MARGIN                     means a fixed percentage amount specified in
                                 the related mortgage note.

GROUP ONE                        means the portion of the mortgage pool
                                 identified as "Group One" in this prospectus
                                 supplement.

GROUP ONE AVAILABLE FUNDS CAP    means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12,
                                 (ii) the quotient of (x) the total scheduled
                                 interest on the Group One Mortgage Loans based
                                 on the Net Mortgage Rates in effect on the
                                 related Due Date, less the pro rata portion
                                 (calculated based on the ratio of the Group One
                                 Mortgage Loans to the total pool of Mortgage
                                 Loans) allocable to the Group One Mortgage
                                 Loans of any Net Swap Payments or Swap
                                 Termination Payments (other than Defaulted Swap
                                 Termination Payments) owed to the Swap
                                 Counterparty for such Distribution Date, and
                                 (y) the aggregate Stated Principal Balance of
                                 the Group One Mortgage Loans as of the first
                                 day of the related Accrual Period and (iii) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the related Accrual Period. The Group
                                 One Available Funds Cap shall be related to the
                                 Group One Certificates.

GROUP ONE CERTIFICATES           means the Class 1-A, Class R, Class 1-M1, Class
                                 1-M2 and Class 1-M3 Certificates.

GROUP ONE CORRIDOR CONTRACT      means a confirmation and agreement, including
                                 the schedule thereto and the related credit
                                 support annex,

                                 between the Trustee, on behalf of the Issuing
                                 Entity, and the Cap Contract Counterparty for the benefit of the Group One Certificates.

GROUP ONE CORRIDOR CONTRACT      means, as of any Distribution Date, the
NOTIONAL BALANCE                 notional balance of the Group One Corridor
                                 Contract set forth in the table on page S-70.

GROUP ONE LOWER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under
                                 the heading "1 ML Strike Lower Collar" in the
                                 Group One Derivative LIBOR Corridor Table on
                                 page S-70.

GROUP ONE MAXIMUM RATE CAP       means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12,
                                 (ii) the quotient of (x) the total scheduled
                                 interest that would have been due on the Group
                                 One Mortgage Loans had the Adjustable Rate
                                 Mortgage Loans provided for interest at their
                                 maximum lifetime Net Mortgage Rates and the
                                 Fixed Rate Mortgage Loans provided for interest
                                 at their Net Mortgage Rates less the pro rata
                                 portion (calculated based on the ratio of the
                                 Group One Mortgage Loans to the total pool of
                                 Mortgage Loans) allocable to the Group One
                                 Mortgage Loans of any Net Swap Payments or Swap
                                 Termination Payments owed to the Swap
                                 Counterparty for such Distribution Date (other
                                 than Defaulted Swap Termination Payments), and
                                 (y) the aggregate Stated Principal Balance of
                                 the Group One Mortgage Loans as of the first
                                 day of the related Accrual Period and (iii) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the related Accrual Period. The Group
                                 One Maximum Rate Cap shall be related to the
                                 Group One Certificates.

GROUP ONE PRINCIPAL              means, with respect to any Distribution Date, a
DISTRIBUTION PERCENTAGE          fraction expressed as a percentage, the
                                 numerator of which is the amount of Principal
                                 Funds received with respect to Mortgage Loans
                                 in Group One and the denominator of which is
                                 the amount of Principal Funds received from all
                                 of the Mortgage Loans in the mortgage pool.

GROUP ONE UPPER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under
                                 the heading "1ML Strike Upper Collar" in the
                                 Group One Derivative LIBOR Corridor Table on
                                 page S-70.

GROUP TWO                        means the portion of the mortgage pool
                                 identified as "Group Two" in this prospectus
                                 supplement.

GROUP TWO AVAILABLE FUNDS CAP    means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12,
                                 (ii) the quotient of (x) the total scheduled
                                 interest on the Group Two Mortgage Loans based
                                 on the Net Mortgage Rates in effect on the
                                 related Due Date, less the pro rata portion
                                 (calculated based on the ratio of the Group Two
                                 Mortgage Loans to the total pool of Mortgage
                                 Loans) allocable to the Group Two Mortgage
                                 Loans of any Net Swap Payments or Swap
                                 Termination Payments (other than Defaulted Swap
                                 Termination Payments) owed to the Swap
                                 Counterparty for such Distribution Date, and
                                 (y) the aggregate Stated Principal Balance of
                                 the Group Two Mortgage Loans as of the first
                                 day of the related Accrual Period and (iii) a
                                 fraction, the numerator of which is 30 and the
                                 denominator of which is the actual number of
                                 days in the related Accrual Period. The Group
                                 Two Available Funds Cap shall be related to the
                                 Group Two Certificates.

GROUP TWO CERTIFICATES           means the Class 2-A, Class 2-M1, Class 2-M2 and
                                 Class 2-M3 Certificates.

GROUP TWO CORRIDOR CONTRACT      means a confirmation and agreement, including
                                 the schedule thereto and the related credit
                                 support annex, between the Trustee, on behalf
                                 of the Issuing Entity, and the Cap Contract
                                 Counterparty for the benefit of the Group Two
                                 Certificates.

GROUP TWO CORRIDOR CONTRACT      means, as of any Distribution Date, the
NOTIONAL BALANCE                 notional balance of the Group Two Corridor
                                 Contract set forth in the table on page S-70.

GROUP TWO LOWER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under
                                 the heading "1ML Strike Lower Collar" in the
                                 Group Two Derivative LIBOR Corridor Table on
                                 page S-70.

GROUP TWO MAXIMUM RATE CAP       means, with respect to a Distribution Date, the
                                 per annum rate equal to the product of (i) 12,
                                 (ii) the quotient of (x) the total scheduled
                                 interest that would have been due on the Group
                                 Two Mortgage Loans had the Adjustable Rate
                                 Mortgage Loans provided for interest at their
                                 maximum lifetime Net Mortgage Rates and the
                                 Fixed Rate Mortgage Loans provided for interest
                                 at their Net Mortgage Rates less the pro rata
                                 portion (calculated based on the ratio of the
                                 Group Two Mortgage Loans to the total pool of
                                 Mortgage Loans) allocable to the Group Two
                                 Mortgage Loans of any Net Swap Payments or Swap
                                 Termination Payments owed to the Swap
                                 Counterparty for such Distribution Date (other
                                 than Defaulted Swap Termination Payments), and
                                 (y) the

                                 aggregate Stated Principal Balance of the Group
                                 Two Mortgage Loans as of the first day of the related Accrual Period and (iii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period. The Group
                                 Two Maximum Rate Cap shall be related to the Group Two Certificates.

GROUP TWO PRINCIPAL              means, with respect to any Distribution Date, a
DISTRIBUTION PERCENTAGE          fraction expressed as a percentage, the
                                 numerator of which is the amount of Principal
                                 Funds received with respect to Mortgage Loans
                                 in Group Two and the denominator of which is
                                 the amount of Principal Funds received from all
                                 of the Mortgage Loans in the mortgage pool.

GROUP TWO UPPER COLLAR           means, with respect to each Distribution Date,
                                 the applicable per annum rate set forth under
                                 the heading "1ML Strike Upper Collar" in the
                                 Group Two Derivative LIBOR Corridor Table on
                                 page S-70.

HEP OR HOME EQUITY PREPAYMENT    means a prepayment model which uses a
                                 prepayment assumption which represents an
                                 assumed rate of prepayment each month relative
                                 to the then outstanding principal balance of a
                                 pool of mortgage loans for the life of such
                                 mortgage loans. 20% HEP, which represents 100%
                                 of the prepayment model for the Fixed Rate
                                 Mortgage Loans, assumes prepayment rates of
                                 2.0% per annum of the then outstanding
                                 principal balance of the related Mortgage Loans
                                 in the first month of the life of such Mortgage
                                 Loans and an additional 2.0% per annum in each
                                 month thereafter up to and including the tenth
                                 month. Beginning in the eleventh month and in
                                 each month thereafter during the life of such
                                 Mortgage Loans, 20% HEP assumes a Constant
                                 Prepayment Rate of 20% per annum.

HLS                              means Home Loan Services, Inc.

INDIRECT PARTICIPANTS            means Participants and organizations which have
                                 indirect access to the DTC system, such as
                                 banks, brokers, dealers and trust companies
                                 that clear through or maintain a custodial
                                 relationship with a Participant, either
                                 directly or indirectly.

INITIAL OPTIONAL TERMINATION     means the first Distribution Date on which the
DATE                             aggregate Stated Principal Balance of the
                                 Mortgage Loans (or if such Mortgage Loan is an
                                 REO Property, the fair market value of such REO
                                 Property) is less than or equal to 10% of the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans as of the Cut-off Date.

INTEREST CARRY FORWARD AMOUNT    means, with respect to each class of the LIBOR
                                 Certificates and each Distribution Date, the
                                 sum of (1) the excess of (A) Current Interest
                                 for such class with respect to prior
                                 Distribution Dates (excluding any Floating Rate
                                 Certificate Carryover for such class, if
                                 applicable) over (B) the amount actually
                                 distributed to such class with respect to
                                 Current Interest and Interest Carry Forward
                                 Amount on such prior Distribution Dates and (2)
                                 interest on such excess (to the extent
                                 permitted by applicable law) at the applicable
                                 Pass-Through Rate for the related Accrual
                                 Period.

INTEREST DETERMINATION DATE      means each date that is the second LIBOR
                                 Business Day preceding the commencement of each
                                 Accrual Period for the LIBOR Certificates.

INTEREST FUNDS                   means, with respect to any Distribution Date,
                                 the sum, without duplication, of (1) all
                                 scheduled interest due during the related Due
                                 Period that is received before the related
                                 Servicer Remittance Date less the Servicing
                                 Fee, (2) all Advances relating to interest, (3)
                                 all Compensating Interest, (4) liquidation
                                 proceeds collected during the related
                                 Prepayment Period if made in connection with
                                 Principal Prepayments in full and during the
                                 preceding calendar month if made in connection
                                 with partial Principal Prepayments (to the
                                 extent such liquidation proceeds relate to
                                 interest), (5) proceeds of any Mortgage Loan
                                 purchased by the Depositor or any transferor
                                 under the Pooling and Servicing Agreement
                                 during the related Prepayment Period for
                                 document defects, breach of a representation or
                                 warranty, realization upon default or optional
                                 termination (to the extent such proceeds relate
                                 to interest) and (6) prepayment charges
                                 received with respect to the related Mortgage
                                 Loans during the related Prepayment Period if
                                 made in connection with Principal Prepayments
                                 in full and during the preceding calendar month
                                 if made in connection with partial Principal
                                 Prepayments, less all non-recoverable Advances
                                 relating to interest and certain fees,
                                 indemnity amounts and expenses reimbursed to
                                 the Trustee and the Servicer.

INTEREST-ONLY MORTGAGE LOAN      means a Mortgage Loan that provides for monthly
                                 payments of interest at the Mortgage Rate, but
                                 no payments of principal for the first five or
                                 ten years after its origination.

INVESTOR-BASED EXEMPTION         means any of (but not limited to) Section
                                 408(b)(17) of ERISA and Section 4975(d)(20) of
                                 the Code, (for transactions with persons who
                                 provide services to Plans), PTE 84-14 (for
                                 transactions by independent "qualified
                                 professional asset managers"), PTE 90-1 (for

                                 transactions by insurance company pooled separate accounts), PTE 91-38 (for transactions by bank collective investment funds), PTE 95-60
                                 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by "in-house asset managers"), each as it may be amended from time to time.

IRS                              means the Internal Revenue Service.

ISSUING ENTITY                   Merrill Lynch First Franklin Mortgage Loan
                                 Trust, Series 2007-4.

LASALLE                          means LaSalle Bank National Association.

LAST SCHEDULED DISTRIBUTION      means, for each class of LIBOR Certificates,
DATE                             the latest maturity date for any Mortgage Loan
                                 plus one month.

LIBOR BUSINESS DAY               means a day on which banks are open for dealing
                                 in foreign currency and exchange in London and
                                 New York City.

LIBOR CERTIFICATES               means the Class A, Class M and Class B
                                 Certificates.

LOAN-TO-VALUE RATIO OR LTV       means, for any Mortgage Loan, (1) the original
                                 principal balance of such Mortgage Loan divided
                                 by (2) the Collateral Value of the related
                                 mortgaged property.

LOWER COLLAR                     means, with respect to each Distribution Date
                                 and each of the Corridor Contracts, the
                                 applicable per annum rate set forth under the
                                 heading "1ML Strike Lower Collar" in the Group
                                 One Derivative LIBOR Corridor Table, the Group
                                 Two Derivative LIBOR Corridor Table or the
                                 Class M4, Class M5, Class M6 and Class B
                                 Derivative LIBOR Corridor Table.

MAXIMUM MORTGAGE RATE            means, with respect to each Adjustable Rate
                                 Mortgage Loan, the rate which the Mortgage Rate
                                 will never exceed as set forth in the related
                                 mortgage note.

MAXIMUM RATE CAP                 means any of the Group One Maximum Rate Cap,
                                 the Group Two Maximum Rate Cap or the Weighted
                                 Average Maximum Rate Cap.

MERRILL LYNCH                    means Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated.

MINIMUM MORTGAGE RATE            means, with respect to each Adjustable Rate
                                 Mortgage Loan, the rate which the Mortgage Rate
                                 will never fall below as set forth in the
                                 related mortgage note.

MODELING ASSUMPTIONS             means the following assumptions:

                                      -    the assumed Adjustable Rate Mortgage
                                           Loans and the assumed Fixed Rate
                                           Mortgage Loans prepay at the
                                           indicated percentage of the related
                                           prepayment model;

                                      -    distributions on the Certificates are
                                           received, in cash, on the 25th day of
                                           each month, commencing in July 2007,
                                           in accordance with the payment
                                           priorities defined in this prospectus
                                           supplement;

                                      -    no defaults or delinquencies in, or
                                           modifications, waivers or amendments
                                           respecting, the payment by the
                                           mortgagors of principal and interest
                                           on the assumed Mortgage Loans occur;

                                      -    Scheduled Payments are assumed to be
                                           received on the first day of each
                                           month commencing in July 2007, and
                                           Principal Prepayments represent
                                           payment in full of individual assumed
                                           Mortgage Loans and are assumed to be
                                           received on the last day of each
                                           month, commencing in June 2007, and
                                           include 30 days' interest thereon;

                                      -    the level of Six-Month LIBOR remains
                                           constant at 5.3880%, and the level of
                                           One-Month LIBOR remains constant at
                                           5.3210%;

                                      -    the sum of the Servicing Fee Rate and
                                           other fees payable by the Trust Fund
                                           is 0.500% per annum;

                                      -    the Certificate Principal Balance of
                                           the Class R Certificate is zero;

                                      -    the maximum prepayment speed is
                                           capped at 95% CPR;

                                      -    the Closing Date for the certificates
                                           is June 26, 2007;

                                      -    the Mortgage Rate for each assumed
                                           Adjustable Rate Mortgage Loan is
                                           adjusted on its next Mortgage Rate
                                           Adjustment Date (and on any
                                           subsequent Mortgage Rate Adjustment
                                           Dates, if necessary) to equal the sum
                                           of (a) the assumed level of the
                                           Mortgage Index and (b) the respective
                                           Gross Margin (such sum being subject
                                           to the applicable periodic adjustment


                                           caps and floors, as well as the
                                           lifetime Maximum Mortgage Rate and
                                           Minimum Mortgage Rate);

                                      -    the Swap Termination Payment is
                                           assumed to be zero as of the Initial
                                           Optional Termination Date;

                                      -    the Servicer does not exercise its
                                           right to purchase the Mortgage Loans
                                           and terminate the Issuing Entity as
                                           described in "The Pooling and
                                           Servicing Agreement--Optional
                                           Termination"; and

                                      -    the initial overcollateralization
                                           amount is approximately $52,800,024,
                                           the targeted overcollateralization
                                           amount is approximately $52,800,001
                                           and the minimum required
                                           overcollateralization amount is
                                           approximately $8,000,000.

MOODY'S means Moody's Investors Service, Inc. or any successor.

MORTGAGE GROUP                   means either of Group One or Group Two.

MORTGAGE INDEX                   means, with respect to any Adjustment Date, the
                                 average of the London interbank offered rates
                                 for six-month U.S. dollar deposits in the
                                 London market, as set forth in The Wall Street
                                 Journal, or, if such rate ceases to be
                                 published in The Wall Street Journal or becomes
                                 unavailable for any reason, then based upon a
                                 new index selected by the Servicer, as holder
                                 of the related mortgage note, based on
                                 comparable information, in each case as most
                                 recently announced as of a date 45 days prior
                                 to such Adjustment Date.

MORTGAGE LOANS                   means mortgage loans that are included in the
                                 Issuing Entity as of the Closing Date.

MORTGAGE LOAN SCHEDULE           means the schedule of Mortgage Loans appearing
                                 as an exhibit to the Pooling and Servicing
                                 Agreement from time to time.

MORTGAGE RATE                    means the per annum interest rate borne by a
                                 Mortgage Loan.

NET EXCESS CASHFLOW              means Interest Funds and Principal Funds not
                                 otherwise required to be distributed with
                                 respect to principal of and interest on the
                                 LIBOR Certificates and not otherwise required
                                 to be distributed to the Class P Certificates.

NET MORTGAGE RATE                means, with respect to any Mortgage Loan, the
                                 Mortgage Rate with respect to such Mortgage
                                 Loan less the Servicing Fee Rate.

NET SWAP PAYMENT                 means, in respect of each Distribution Date,
                                 the net amount of the Fixed Swap Payment that
                                 the Supplemental Interest Trust is obligated to
                                 pay to the Swap Counterparty and the Floating
                                 Swap Payment that the Swap Counterparty is
                                 obligated to pay to the Supplemental Interest
                                 Trust.

NIMS INSURER                     means any one or more insurance companies that
                                 may issue a financial guaranty insurance policy
                                 covering net interest margin securities issued
                                 by a separate trust and secured by all or a
                                 portion of the Class C and Class P Certificates
                                 issued by the Issuing Entity.

OFFERED CERTIFICATES             means the Class A, Class M, Class B
                                 Certificates.

ONE-MONTH LIBOR                  means the London interbank offered rate for
                                 one-month United States dollar deposits.

OPTIONAL TERMINATION PRICE       means, on any day after the Initial Optional
                                 Termination Date, the sum of (i) the then
                                 aggregate outstanding Stated Principal Balance
                                 of the Mortgage Loans (or if such Mortgage Loan
                                 is an REO Property, the fair market value of
                                 such REO Property), plus accrued interest
                                 thereon at the applicable Mortgage Rate through
                                 the Due Date in the month in which the proceeds
                                 of the optional termination will be distributed
                                 on the Certificates, (ii) any unreimbursed
                                 fees, indemnity amounts and out-of-pocket costs
                                 and expenses owed to the Trustee or the
                                 Servicer and all unreimbursed Advances and
                                 servicing advances, in each case incurred by
                                 such party in the performance of its
                                 obligations, (iii) any unreimbursed costs,
                                 penalties and/or damages incurred by the
                                 Issuing Entity in connection with any violation
                                 relating to any of the Mortgage Loans of any
                                 predatory or abusive lending law and (iv) any
                                 unpaid Net Swap Payments and any Swap
                                 Termination Payment owed to the Swap
                                 Counterparty; such Swap Termination Payment
                                 shall include any payment to the Swap
                                 Counterparty resulting from the optional
                                 termination of the Trust.

ORIGINAL LOAN-TO-VALUE RATIO     means, in the case of any Mortgage Loan, the
                                 Loan-to-Value Ratio or LTV.

ORIGINATOR                       means First Franklin Financial.

PARTICIPANTS                     means participating organizations that utilize
                                 the services of DTC, including securities
                                 brokers and dealers, banks

                                 dealers, banks and trust companies and clearing corporations and certain other organizations.

PASS-THROUGH MARGIN              means for each class of the LIBOR Certificates
                                 for any Distribution Date:

                                              ON OR BEFORE THE       AFTER THE
                                              INITIAL OPTIONAL   INITIAL OPTIONAL
                                    CLASS     TERMINATION DATE   TERMINATION DATE
                                    -----     ----------------   ----------------
                                 Class 1-A         0.1400%            0.2800%
                                 Class 2-A1        0.0600%            0.1200%
                                 Class 2-A2        0.1200%            0.2400%
                                 Class 2-A3        0.1600%            0.3200%
                                 Class 2-A4        0.2500%            0.5000%
                                 Class 1-M1        0.2500%            0.3750%
                                 Class 2-M1        0.2500%            0.3750%
                                 Class 1-M2        0.2600%            0.3900%
                                 Class 2-M2        0.2600%            0.3900%
                                 Class 1-M3        0.2900%            0.4350%
                                 Class 2-M3        0.2900%            0.4350%
                                 Class M4          0.3800%            0.5700%
                                 Class M5          0.4600%            0.6900%
                                 Class M6          0.7000%            1.0500%
                                 Class B1          1.5000%            2.2500%
                                 Class B2          2.0500%            3.0750%
                                 Class B3          2.1000%            3.1500%
                                 Class R           0.1400%            0.2800%

PASS-THROUGH RATE                means, with respect to any class of the LIBOR
                                 Certificates on any Distribution Date, the
                                 least of (1) One-Month LIBOR plus the
                                 Pass-Through Margin for such class of LIBOR
                                 Certificates, (2) the related Available Funds
                                 Cap and (3) the related Maximum Rate Cap.

PERCENTAGE INTEREST              means, with respect to any certificate, the
                                 percentage derived by dividing the denomination
                                 of such certificate by the aggregate
                                 denominations of all certificates of the
                                 applicable class.

PERIODIC RATE CAP                means the maximum amount by which the Mortgage
                                 Rate on any Adjustable Rate Mortgage Loan may
                                 increase or decrease on an Adjustment Date.

PLAN means an employee benefit plan or arrangement subject to Title I of ERISA, a plan subject to
                                 Section 4975 of the Code or a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code.

POOLING AND SERVICING            means the Pooling and Servicing Agreement,
AGREEMENT                        dated as of June 1, 2007, among the Depositor,
                                 the Servicer and the Trustee.

PPC OR PREPAYMENT CONSTANT       means a prepayment model which uses a
                                 prepayment assumption which represents an
                                 assumed rate of prepayment each month relative
                                 to the then outstanding principal balance of a
                                 pool of mortgage loans for the life of such
                                 mortgage loans. 100% PPC, which represents 100%
                                 of the prepayment model for the Adjustable Rate
                                 Mortgage Loans, assumes prepayment rates at a
                                 Constant Prepayment Rate of 2% per annum in
                                 month 1, increasing linearly (rounded to the
                                 nearest hundredth) to a Constant Prepayment
                                 Rate of 30% per annum in month 12 and remaining
                                 constant at a Constant Prepayment Rate of 30%
                                 per annum from month 13 up to and including
                                 month 22, then remaining constant at a Constant
                                 Prepayment Rate of 50% per annum from month 23
                                 up to and including month 27 and then remaining
                                 constant at a Constant Prepayment Rate of 35%
                                 per annum from month 28 and thereafter.

PREPAYMENT INTEREST EXCESSES     means, with respect to any Servicer Remittance
                                 Date, for each Mortgage Loan that was the
                                 subject of a Principal Prepayment in full
                                 during the portion of the related Prepayment
                                 Period occurring between the first day of the
                                 calendar month in which such Servicer
                                 Remittance Date occurs and the last day of the
                                 related Prepayment Period, an amount equal to
                                 interest (to the extent received) at the
                                 applicable Net Mortgage Rate on the amount of
                                 such Principal Prepayment for the number of
                                 days commencing on the first day of the
                                 calendar month in which such Servicer
                                 Remittance Date occurs and ending on the date
                                 on which such Principal Prepayment is so
                                 applied.

PREPAYMENT INTEREST SHORTFALL    means a shortfall in interest distributions as
                                 a result of Principal Prepayments to
                                 certificateholders in excess of Compensating
                                 Interest.

PREPAYMENT PERIOD                means, with respect to any Distribution Date,
                                 (i) for Principal Prepayments or liquidations
                                 in full and any prepayment charges associated
                                 with such Principal Prepayments in full, the
                                 period from and including the 15th day of the
                                 calendar month preceding the month in which
                                 such Distribution Date occurs (or, in the case
                                 of the first Distribution Date, beginning on
                                 the Cut-off Date) and including the 14th day of
                                 the calendar month in which such Distribution
                                 Date occurs and (ii) for partial Principal
                                 Prepayments or liquidations and any prepayment
                                 charges associated with such partial

                                 Principal Prepayments, the calendar month preceding the calendar month in which such Distribution Date occurs.

PRINCIPAL DISTRIBUTION AMOUNT    means, with respect to each Distribution Date,
                                 the sum of (1) the Principal Funds for such
                                 Distribution Date and (2) any Extra Principal
                                 Distribution Amount for such Distribution Date.

PRINCIPAL FUNDS                  means, with respect to any Distribution Date,
                                 the sum, without duplication, of (1) the
                                 scheduled principal due during the related Due
                                 Period and received before the related Servicer
                                 Remittance Date or required to be advanced by
                                 the Servicer on or before the related Servicer
                                 Remittance Date, (2) Principal Prepayments in
                                 full collected in the related Prepayment
                                 Period, (3) the Stated Principal Balance of
                                 each Mortgage Loan that was purchased by the
                                 Depositor or the Servicer during the related
                                 Prepayment Period or, in the case of a purchase
                                 in connection with an optional termination, on
                                 the Business Day prior to such Distribution
                                 Date, (4) the amount, if any, by which the
                                 aggregate unpaid principal balance of any
                                 replacement Mortgage Loans is less than the
                                 aggregate unpaid principal balance of any
                                 Mortgage Loans delivered by the Sponsor in
                                 connection with a substitution of a Mortgage
                                 Loan, (5) all liquidation proceeds collected
                                 during the related Prepayment Period (to the
                                 extent such liquidation proceeds relate to
                                 principal and represent payment in full), (6)
                                 all Subsequent Recoveries received during the
                                 preceding calendar month and (7) all other
                                 collections and recoveries in respect of
                                 principal, including partial Principal
                                 Prepayments, during the preceding calendar
                                 month, less all non-recoverable Advances
                                 relating to principal and all non-recoverable
                                 servicing advances reimbursed during the
                                 applicable period and certain fees, indemnity
                                 amounts and expenses reimbursable to the
                                 Trustee and the Servicer.

PRINCIPAL PREPAYMENT             means any mortgagor payment of principal or
                                 other recovery of principal on a Mortgage Loan
                                 that is recognized as having been received or
                                 recovered in advance of its Due Date and
                                 applied to reduce the Stated Principal Balance
                                 of the Mortgage Loan in accordance with the
                                 terms of the mortgage note.

PTE means a Prohibited Transaction Exemption granted by the U.S. Department of Labor.

RATING AGENCY                    means either of Moody's or S&P.

RATING AGENCY CONDITION          has the meaning specified in the Swap
                                 Agreement.

REALIZED LOSS                    means the excess of the Stated Principal
                                 Balance of a defaulted Mortgage Loan plus
                                 accrued interest over the net liquidation
                                 proceeds of a defaulted Mortgage Loan that are
                                 allocated to principal.

RECORD DATE                      means, for a Distribution Date, the last
                                 Business Day of the month preceding the month
                                 of such Distribution Date (or in the case of
                                 the first Distribution Date, the Closing Date).

REFERENCE BANKS                  means leading banks selected by the Trustee and
                                 engaged in transactions in Eurodollar deposits
                                 in the international Eurocurrency market (1)
                                 with an established place of business in
                                 London, (2) whose quotations appear on the
                                 Reuters Screen LIBO Page on the Interest
                                 Determination Date in question, (3) which have
                                 been designated as such by the Servicer and (4)
                                 not controlling, controlled by, or under common
                                 control with, the Depositor, the Trustee, the
                                 Servicer, the Sponsor or any successor
                                 servicer.

REGULATION AB                    means Subpart 229.1100 - Asset Backed
                                 Securities (Regulation AB), 17 C.F.R. Sections
                                 229.1100-229.1123, as such may be amended from
                                 time to time, and subject to such clarification
                                 and interpretation as have been provided by the
                                 Securities and Exchange Commission in the
                                 adopting release (Asset-Backed Securities,
                                 Securities Act Release No. 33-8518, 70 Fed Reg.
                                 1,506, 1.531 (Jan. 7, 2005) or by the staff of
                                 the Securities and Exchange Commission, or as
                                 may be provided by the Securities and Exchange
                                 Commission or its staff from time to time.

RELEVANT DEPOSITARY              means Citibank, N.A., as depositary for
                                 Clearstream Luxembourg, and JPMorgan Chase
                                 Bank, as depositary for Euroclear,
                                 individually.

REO PROPERTY                     means mortgaged property which has been
                                 acquired by the Servicer through foreclosure or
                                 deed-in-lieu of foreclosure in connection with
                                 a defaulted mortgage loan.

REQUIRED PERCENTAGE              means, with respect to a Distribution Date
                                 after the Stepdown Date, the quotient of (x)
                                 the excess of (1) the aggregate Stated
                                 Principal Balance of the Mortgage Loans, as of
                                 the prior Distribution Date over (2) the
                                 Certificate Principal Balance of the most
                                 senior class of Certificates outstanding as of
                                 such Distribution Date (for purposes of this
                                 calculation, the Class A Certificates are
                                 considered to be a single class), prior to
                                 giving effect to distributions to be made on
                                 such Distribution Date, and (y) the aggregate
                                 Stated Principal Balance of the Mortgage Loans,
                                 as of the prior Distribution Date.

RESERVE INTEREST RATE            means the rate per annum that the Trustee
                                 determines to be either (1) the arithmetic mean
                                 (rounded upwards if necessary to the nearest
                                 whole multiple of 0.03125%) of the one-month
                                 United States dollar lending rates which New
                                 York City banks selected by the Trustee are
                                 quoting on the relevant Interest Determination
                                 Date to the principal London offices of leading
                                 banks in the London interbank market or (2) in
                                 the event that the Trustee can determine no
                                 such arithmetic mean, the lowest one-month
                                 United States dollar lending rate which New
                                 York City banks selected by the Trustee are
                                 quoting on such Interest Determination Date to
                                 leading European banks.

RESTRICTED GROUP                 means the Underwriter, the Trustee, the
                                 Servicer, any obligor with respect to Mortgage
                                 Loans included in the Trust Fund constituting
                                 more than five percent (5%) of the aggregate
                                 unamortized principal balance of the assets in
                                 the Trust Fund or any affiliate of such
                                 parties.

REUTERS                          means Reuters Monitor Money Rates Service.

REUTERS SCREEN LIBO PAGE         means the display designated as page "LIBO" on
                                 Reuters (or such other page as may replace the
                                 LIBO page on that service for the purpose of
                                 displaying London interbank offered rates of
                                 major banks).

RULES means the rules, regulations and procedures creating and affecting DTC and its operations.

S&P                              means Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. or any successor.

SCHEDULED PAYMENTS               means scheduled monthly payments made by
                                 mortgagors on the Mortgage Loans.

SERVICER                         means HLS.

SERVICER REMITTANCE DATE         means the later of (x) the day that is two
                                 Business Days after the 15th day of the month
                                 in which the related Distribution Date occurs
                                 and (y) the 18th day (or if such day is not a
                                 Business Day, the immediately succeeding
                                 Business Day) of the month in which the related
                                 Distribution Date occurs.

SERVICING FEE                    means a monthly fee paid to the Servicer from
                                 interest collected with respect to each
                                 Mortgage Loan serviced by it (as well as from
                                 any liquidation proceeds from a liquidated
                                 Mortgage Loan that are applied to accrued and
                                 unpaid interest) generally equal to the product
                                 of (a) one-twelfth of the Servicing Fee Rate
                                 and (b) the Stated Principal Balance of such
                                 Mortgage Loan. The Servicer

                                 also is entitled to receive, as additional servicing compensation, Prepayment Interest
                                 Excesses, insufficient funds charges, late charges, excess proceeds from REO property sales, all assumption fees and other similar charges (other than prepayment charges) and all investment income earned on, or benefits received from, amounts on deposit in the Collection Account and amounts on deposit in the related escrow accounts.

SERVICING FEE RATE               means 0.500% for each Mortgage Loan.

SIX-MONTH LIBOR                  means the London interbank offered rate for
                                 six-month United States dollar deposits.

SIX-MONTH LIBOR LOANS            means Adjustable Rate Mortgage Loans having a
                                 Mortgage Rate which is generally subject to
                                 semi-annual adjustment on the first day of the
                                 months specified in the related mortgage note
                                 to equal the sum, rounded to the nearest
                                 0.125%, of (1) the Mortgage Index and (2) the
                                 Gross Margin.

SMMEA                            means the Secondary Mortgage Market Enhancement
                                 Act of 1984, as amended.

SPONSOR                          means First Franklin Financial.

STATED PRINCIPAL BALANCE         means, with respect to a Mortgage Loan and any
                                 Distribution Date, the amount equal to the
                                 outstanding principal balance as of the Cut-off
                                 Date, after giving effect to Scheduled Payments
                                 due on or before that date, reduced by (1) the
                                 principal portion of all Scheduled Payments due
                                 on or before the Due Date in the Due Period
                                 immediately preceding such Distribution Date,
                                 whether or not received, and (2) all amounts
                                 allocable to unscheduled principal payments
                                 received on or before the last day of the
                                 applicable Prepayment Period. The Stated
                                 Principal Balance of a liquidated Mortgage Loan
                                 shall be deemed to be zero.

STATISTICAL MORTGAGE LOANS       means those mortgage loans included in the
                                 statistical mortgage pool for purposes of this
                                 prospectus supplement.

STEPDOWN DATE                    means, the earlier of: (A) the first
                                 Distribution Date on which the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates has been reduced to zero; and (B)
                                 the later to occur of (1) the Distribution Date
                                 in July 2010 or (2) the first Distribution Date
                                 on which the aggregate Certificate Principal
                                 Balance of the Class A Certificates (after
                                 giving effect to distributions of the Principal
                                 Funds amount for such Distribution Date) is

                                 less than or equal to 57.10% of the aggregate
                                 Stated Principal Balances of the Mortgage
                                 Loans.

STEPDOWN REQUIRED LOSS           means, for any Distribution Date, the
PERCENTAGE                       applicable percentage for such Distribution
                                 Date set forth in the following table:

                                     DISTRIBUTION DATE          STEPDOWN REQUIRED
                                       OCCURRING IN              LOSS PERCENTAGE
                                     -----------------          -----------------
                                 July 2009 - June 2010      1.45% with respect to July
                                                            2009, plus an additional
                                                            1/12th 1.80% for each
                                                            month thereafter
                                 July 2010 - June 2011      3.25% with respect to July
                                                            2010, plus an additional
                                                            1/12th of  1.85% for each
                                                            month thereafter
                                 July 2011 - June 2012      5.10% with respect to July
                                                            2011, plus an additional
                                                            1/12th of 1.50% for each
                                                            month thereafter
                                 July 2012 - June 2013      6.60% with respect to July
                                                            2012, plus an additional
                                                            1/12th of 0.80% for each
                                                            month thereafter
                                 July 2013 - June 2014      7.40% with respect to July
                                                            2013, plus an additional
                                                            1/12th of 0.05% for each
                                                            month thereafter
                                 July 2014 and thereafter   7.45%

STEPDOWN TRIGGER EVENT           means the situation that exists with respect to
                                 any Distribution Date on or after the Stepdown
                                 Date, if (a) the quotient, measured on a
                                 rolling three-month basis, of (1) the aggregate
                                 Stated Principal Balance of all Mortgage Loans
                                 60 or more days delinquent (including Mortgage
                                 Loans in foreclosure, REO Properties and
                                 Mortgage Loans with respect to which the
                                 applicable mortgagor is in bankruptcy) and (2)
                                 the aggregate Stated Principal Balance of the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date, equals or exceeds the product
                                 of (i) 37.30% and (ii) the Required Percentage
                                 or (b) the quotient (expressed as a percentage)
                                 of (1) the aggregate Realized Losses incurred
                                 from the Cut-off Date through the last day of
                                 the calendar month preceding such Distribution
                                 Date and

                                 (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the Stepdown Required Loss Percentage.
                                 For purposes hereof, for any Distribution Date, the calculation of "rolling three-month basis" requires first, the calculation of the quotient described in (a) of this definition for each of the three (3) Due Periods immediately prior to such Distribution Date, second, the addition of such 3 quotients and third, dividing the sum of such 3 quotients by 3.

SUBORDINATE CERTIFICATES         means the Class M and Class B Certificates.

SUBSEQUENT RECOVERY              means any amount (net of amounts to be
                                 reimbursed to the Servicer related to such
                                 Mortgage Loan) received on a Mortgage Loan
                                 subsequent to such Mortgage Loan being
                                 determined to be a liquidated Mortgage Loan.

SUPPLEMENTAL INTEREST TRUST      means the separate trust established pursuant
                                 to the Pooling and Servicing Agreement by the
                                 Supplemental Interest Trust Trustee, as
                                 directed, for the benefit of the
                                 certificateholders which shall be party to the
                                 Swap Agreement and (i) out of which any Swap
                                 Termination Payments or Net Swap Payments owed
                                 to the Swap Counterparty will be paid and
                                 certain distributions to certificateholders
                                 will be made and (ii) into which any Swap
                                 Termination Payments or Net Swap Payments
                                 received from the Swap Counterparty will be
                                 deposited.

SUPPLEMENTAL INTEREST TRUST      means LaSalle, in its capacity as supplemental
TRUSTEE                          interest trust trustee under the Pooling and
                                 Servicing Agreement.

SWAP AGREEMENT                   means the confirmation and the master agreement
                                 incorporated therein, as well as the schedule
                                 thereto and the related credit support annex,
                                 between the Swap Counterparty and the
                                 Supplemental Interest Trust Trustee, on behalf
                                 of the Supplemental Interest Trust.

SWAP AGREEMENT NOTIONAL          means the notional balance of the Swap
BALANCES                         Agreement as set forth in the Swap Agreement
                                 Notional Balance Table beginning on page S-72.

SWAP COUNTERPARTY                means Bear Stearns Financial Products Inc., or
                                 any successor counterparty who meets the
                                 requirements set forth in the Swap Agreement.

SWAP REGULATIONS                 means the final regulations issued by the IRS
                                 relating to notional principal contracts under
                                 Section 446 of the Code.

SWAP TERMINATION PAYMENT         means a payment required to be made by either
                                 the Supplemental Interest Trust or the Swap
                                 Counterparty

                                 pursuant to the Swap Agreement as a result of termination of the Swap Agreement.

TERMS AND CONDITIONS             means the Terms and Conditions Governing Use of
                                 Euroclear, the related Operating Procedures of
                                 the Euroclear System and applicable Belgian
                                 law.

TRUST FUND                       means the trust fund created by the Pooling and
                                 Servicing Agreement.

TRUSTEE means LaSalle, in its capacity as trustee under the Pooling and Servicing Agreement.

UNDERWRITER                      means Merrill Lynch, Pierce Fenner & Smith
                                 Incorporated.

UNPAID REALIZED LOSS AMOUNT      means, with respect to any class of the
                                 Subordinate Certificates and as to any
                                 Distribution Date, the excess of (1) Applied
                                 Realized Loss Amounts with respect to such
                                 class over (2) the sum of (x) all distributions
                                 in reduction of the Unpaid Applied Realized
                                 Loss Amounts on all previous Distribution Dates
                                 and (y) all increases in the Certificate
                                 Principal Balance of such class pursuant to the
                                 last sentence of the definition of "Certificate
                                 Principal Balance." Any amounts distributed to
                                 a class of Subordinate Certificates in respect
                                 of any Unpaid Realized Loss Amount will not be
                                 applied to reduce the Certificate Principal
                                 Balance of such class.

UPPER COLLAR                     means any of the Group One Upper Collar, the
                                 Group Two Upper Collar or the Class M4, Class
                                 M5, Class M6 and Class B Upper Collar.

WEIGHTED AVERAGE AVAILABLE       means, with respect to a Distribution Date, the
FUNDS CAP                        per annum rate equal to the weighted average of
                                 the Group One Available Funds Cap and the Group
                                 Two Available Funds Cap (weighted in proportion
                                 to the results of subtracting from the
                                 aggregate Stated Principal Balance of each
                                 Mortgage Group, the current Certificate
                                 Principal Balance of the Group One
                                 Certificates, in the case of Group One, or the
                                 Group Two Certificates, in the case of Group
                                 Two).

WEIGHTED AVERAGE MAXIMUM RATE    means, with respect to a Distribution Date, the
CAP                              per annum rate equal to the weighted average
                                 (weighted in proportion to the results of
                                 subtracting from the aggregate Stated Principal
                                 Balance of each Mortgage Group, the current
                                 Certificate Principal Balance of the Group One
                                 Certificates, in the case of Group One, or the
                                 Group Two Certificates, in the case of Group
                                 Two) of the Group One Maximum Rate Cap and the
                                 Group Two Maximum Rate Cap.

                                     ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in limited circumstances, the globally offered Merrill Lynch First Franklin Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-4 known as "Global Securities," will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream Luxembourg or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through certificate issues.

     Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding certificates will be effected on a delivery-against-payment basis through the respective European Depositaries of Clearstream Luxembourg and Euroclear (in such capacity) and as DTC Participants.

     Beneficial owners of Global Securities that are non-U.S. Persons (as described below) will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their Participants through their respective European Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage pass-through certificate issues. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.


                                      A-I-1

     Trading Between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage pass-through certificate issues in same-day funds.

     Trading Between Clearstream Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     Trading Between DTC Seller and Clearstream Luxembourg or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the Relevant Depositary to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Relevant Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.


                                      A-I-2

     Trading Between Clearstream Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the Relevant Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Clearstream Luxembourg or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     (1) borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

     (2) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

     (3) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of Global Securities that is a non-U.S. Person will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(2) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:


                                      A-I-3

     Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons and are neither "10-percent shareholders" of the issuer within the meaning of Code Section 871(h)(3)(B) nor controlled foreign corporations related to the issuer within the meaning of Code Section 881(c)(3)(C) can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Further, non-U.S. Persons that are beneficial owners residing in a country that has a tax treaty with the United States and are eligible for benefits under that treaty can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing a properly completed Form W-8BEN claiming eligibility for treaty benefits. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change. If the owner of Global Securities is a partnership or other type of pass-through entity that is not treated for U.S. withholding tax purposes as the beneficial owner of the income with respect to such Global Securities, the owner generally must receive the statement described in the previous sentence from the owner's partners or other beneficial owners of the income with respect to the Global Securities and may be required to provide such statements, and certain additional information, to the person through whom the owner holds the Global Securities.

     Exemption for non-U.S. Persons with Effectively Connected Income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     The term "U.S. Person" means

     (1)  a citizen or resident of the United States,

     (2) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), including an entity treated as a corporation or partnership for federal income tax purposes,

     (3) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source, or

     (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be U.S. Persons.

     This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.


                                      A-I-4

                                    ANNEX II

                              THE MORTGAGE POOL (1)

                                 MORTGAGE RATES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less..........        1   $      823,138     0.05%    5.350%     702      $823,138     62.26%   52.00%   100.00%    0.00%
5.501% to 6.000%........        8        1,762,176     0.10     5.969      716       220,272     59.01    44.24     95.19    14.11
6.001% to 6.500%........       68       19,726,485     1.17     6.369      698       290,095     73.61    40.34     80.07    23.45
6.501% to 7.000%........      224       61,333,642     3.65     6.822      685       273,811     76.69    42.33     71.70     8.30
7.001% to 7.500%........      440      117,806,062     7.00     7.322      671       267,741     78.94    43.86     73.26     9.16
7.501% to 8.000%........      978      248,017,219    14.74     7.813      659       253,596     82.22    44.03     70.22     5.59
8.001% to 8.500%........    1,101      264,816,170    15.74     8.294      646       240,523     83.52    44.61     69.06     4.29
8.501% to 9.000%........    1,453      310,894,999    18.48     8.778      636       213,968     85.68    43.53     71.37     2.73
9.001% to 9.500%........    1,209      239,275,272    14.22     9.291      626       197,912     86.72    43.90     74.31     3.81
9.501% to 10.000%.......    1,240      227,514,138    13.52     9.765      619       183,479     89.16    44.02     72.80     2.99
10.001% to 10.500%......      543       90,927,261     5.40    10.274      613       167,454     91.03    42.70     77.65     0.98
10.501% to 11.000%......      315       48,134,803     2.86    10.752      621       152,809     92.24    41.65     78.62     4.81
11.001% to 11.500%......      167       23,979,026     1.43    11.266      618       143,587     95.75    42.12     82.99     1.11
11.501% to 12.000%......      126       17,340,086     1.03    11.773      629       137,620     98.30    46.00     82.11     1.60
12.001% to 12.500%......       43        6,559,825     0.39    12.310      628       152,554     99.51    44.68     69.92     2.06
12.501% to 13.000%......       16        3,054,740     0.18    12.709      629       190,921     99.51    46.19     88.36     0.00
13.001% to 13.500%......        4          320,400     0.02    13.209      628        80,100    100.00    43.26     75.50     0.00
                            -----   --------------   ------    ------      ---      --------    ------    -----    ------    -----
   Total................    7,936   $1,682,285,442   100.00%    8.785%     640      $211,982     85.30%   43.76%    72.58%    4.41%
                            =====   ==============   ======    ======      ===      ========    ======    =====    ======    =====

     As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.350% per annum to 13.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.785% per annum.

                       REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF REMAINING        MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
TERMS (MONTHS)              LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180..............       57   $    6,046,458     0.36%   8.262%      651      $106,078    74.99%    37.62%    72.39%   8.35%
229 to 240..............        2          252,890     0.02    8.647       660       126,445    89.81     35.85     69.20    0.00
349 to 360..............    7,877    1,675,986,094    99.63    8.787       640       212,770    85.34     43.78     72.58    4.40
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    ----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%   4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    ====

     As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

----------
(1) All references to Mortgage Loans in this Annex II mean the Statistical Mortgage Loans having an aggregate principal balance of approximately $1,682,285,442 as of the Cut-Off Date. The actual final mortgage pool to be delivered to the Issuing Entity on the Closing Date will have a total Stated Principal Balance of approximately $1,600,000,024 as of the Cut-off Date.


                                     A-II-1

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
MORTGAGE LOAN             MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
PRINCIPAL BALANCES          LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
------------------        --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less.........       52   $    2,529,779     0.15%   10.025%     621     $   48,650   74.76%    36.72%    96.05%    0.00%
$50,001 to $100,000.....    1,566      121,923,474     7.25     9.525      624         77,857   85.31     39.77     88.51     0.94
$100,001 to $150,000....    1,766      221,283,818    13.15     9.032      628        125,302   84.91     42.41     84.47     2.05
$150,001 to $200,000....    1,450      252,362,441    15.00     8.793      633        174,043   84.25     43.44     76.95     3.53
$200,001 to $250,000....      917      205,937,406    12.24     8.751      637        224,577   85.41     44.50     73.20     3.44
$250,001 to $300,000....      628      172,077,841    10.23     8.763      638        274,009   85.96     44.58     70.61     5.51
$300,001 to $350,000....      425      138,154,625     8.21     8.646      641        325,070   86.13     44.91     67.52     3.08
$350,001 to $400,000....      307      115,169,358     6.85     8.643      645        375,144   85.80     45.61     62.22     2.58
$400,001 to $450,000....      220       93,671,596     5.57     8.598      645        425,780   85.59     45.82     61.66     4.07
$450,001 to $500,000....      184       87,488,026     5.20     8.738      652        475,478   86.51     45.02     55.33     6.04
$500,001 to $550,000....      118       61,929,327     3.68     8.588      651        524,825   86.91     44.90     61.85     7.76
$550,001 to $600,000....      107       61,585,445     3.66     8.671      654        575,565   86.71     44.30     58.93     9.23
$600,001 to $650,000....       61       38,197,490     2.27     8.724      656        626,188   87.31     45.64     57.38     4.92
$650,001 to $700,000....       43       28,998,163     1.72     8.599      662        674,376   84.50     40.84     74.38     9.23
$700,001 to $750,000....       21       15,213,040     0.90     8.307      667        724,430   84.15     43.62     76.18     9.31
$750,001 to $800,000....       15       11,618,554     0.69     8.446      665        774,570   83.36     47.46     93.34     6.89
$800,001 to $850,000....       14       11,604,808     0.69     8.105      668        828,915   79.93     39.97     85.48    14.06
$850,001 to $900,000....        7        6,142,500     0.37     8.742      653        877,500   81.35     36.02     71.88    43.01
$900,001 to $950,000....        7        6,481,990     0.39     8.205      666        925,999   82.85     43.18     71.61    42.84
$950,001 to $1,000,000..       13       12,770,750     0.76     7.882      681        982,365   81.83     40.11     92.17     0.00
$1,000,001 or greater...       15       17,145,012     1.02     7.621      696      1,143,001   78.44     39.06     87.33    14.46
                            -----   --------------   ------    ------      ---     ----------   -----     -----     -----    -----
   Total                    7,936   $1,682,285,442   100.00%    8.785%     640     $  211,982   85.30%    43.76%    72.58%    4.41%
                            =====   ==============   ======    ======      ===     ==========   =====     =====     =====    =====

     As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $33,399 to approximately $1,300,000 and the average outstanding principal balance of the Mortgage Loans was approximately $211,982.


                                     A-II-2

                                  PRODUCT TYPES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
PRODUCT TYPES               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  --------
Balloon - 30/50.........      301   $   57,778,932     3.43%    9.083%     626      $191,957     84.16%   44.98%    66.34%     0.00%
ARM - 1 Year/6 Month....       23        4,602,173     0.27     8.894      658       200,094     85.51    37.88     86.76      0.00
ARM - 2 Year/6 Month
  (50 due in 30)........    2,035      572,690,521    34.04     8.620      648       281,420     85.21    45.65     72.51      0.00
ARM - 3 Year/6 Month          448
  (50 due in 30)........               131,421,303     7.81     8.193      650       293,351     84.15    45.74     67.60      0.00
ARM - 5 Year/6 Month           38
  (50 due in 30)........                11,343,366     0.67     8.322      652       298,510     81.20    42.04     75.54      0.00
15 Year Fixed Loans.....       56        5,910,458     0.35     8.180      652       105,544     74.41    37.47     71.76      6.24
15/30 Balloon Loans.....        1          136,000     0.01    11.800      627       136,000    100.00    44.00    100.00    100.00
20 Year Fixed Loans.....        2          252,890     0.02     8.647      660       126,445     89.81    35.85     69.20      0.00
2/28 LIBOR Loans........    2,015      364,065,053    21.64     8.992      633       180,677     86.52    41.67     75.47     10.72
2/28 LIBOR Loans              809
  (40 due in 30)........               183,681,375    10.92     9.020      627       227,047     86.46    44.68     69.69      0.00
30 Year Fixed Loans.....    1,381      188,144,362    11.18     9.045      638       136,238     83.59    40.38     77.40      7.70
30/40 Balloon Loans.....      181       31,119,387     1.85     9.067      630       171,930     84.26    44.81     76.98      0.00
3/27 LIBOR Loans........      413       78,439,571     4.66     8.661      643       189,926     85.05    41.59     71.10     20.54
3/27 LIBOR Loans              150
  (40 due in 30)........                35,223,269     2.09     8.748      641       234,822     87.99    44.21     54.44      0.00
5/25 LIBOR Loans........       42        8,689,738     0.52     8.674      659       206,899     85.24    45.28     76.43     33.77
5/25 LIBOR Loans               20
  (40 due in 30)........                 4,168,676     0.25     8.798      646       208,434     89.56    42.75     81.16      0.00
Six Month LIBOR Loans...       21        4,618,368     0.27     8.607      642       219,922     81.36    45.56     90.87     25.65
                            -----   --------------   ------    ------      ---      --------    ------    -----    ------    ------
   Total................    7,936   $1,682,285,442   100.00%    8.785%     640      $211,982     85.30%   43.76%    72.58%     4.41%
                            =====   ==============   ======    ======      ===      ========    ======    =====    ======    ======

                                AMORTIZATION TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-----------------         --------  --------------  --------  --------  --------  -----------  --------  --------  -------  --------
Fully Amortizing........    3,708   $  580,591,042    34.51%   9.041%      632      $156,578    85.64%    41.37%    76.09%     0.00%
Balloon.................    3,983    1,027,562,829    61.08    8.679       642       257,987    85.28     45.32     70.62      0.01
60 Month Interest-Only..      235       71,196,731     4.23    8.270       669       302,965    82.86     40.43     72.68    100.00
120 Month
   Interest-Only........       10        2,934,840     0.17    7.995       684       293,484    84.47     46.95     63.63    100.00
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    ------
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%     4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    ======

                                 ADJUSTMENT TYPE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
ADJUSTMENT TYPE             LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
---------------           --------  --------------  --------  --------  --------  -----------  --------  --------  -------  --------
ARM.....................    6,014   $1,398,943,413    83.16%   8.734%      641      $232,614    85.64%    44.16%    72.10%    4.24%
Fixed Rate..............    1,922      283,342,029    16.84    9.038       635       147,420    83.60     41.74     74.99     5.29
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----     ----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%    4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====     ====


                                     A-II-3

                GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
GEOGRAPHIC DISRIBUTIONS     LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-----------------------   --------  --------------  --------  --------  --------  -----------  --------  --------  -------  --------
Alabama.................       78   $    9,045,487     0.54%    9.413%     635      $115,968    88.14%    42.89%    82.71%     5.06%
Arizona.................      238       48,540,282     2.89     8.666      642       203,951    85.00     44.40     74.87      4.29
Arkansas................       27        3,254,013     0.19     8.982      623       120,519    84.26     39.49     97.02      0.00
California..............      743      292,797,503    17.40     8.117      657       394,075    82.49     45.36     67.40      6.83
Colorado................      142       33,927,703     2.02     8.934      641       238,927    86.30     44.03     83.62      0.94
Connecticut.............       57       12,629,614     0.75     9.004      625       221,572    86.52     44.18     72.22      8.38
Delaware................        9        2,693,539     0.16     8.772      636       299,282    84.93     43.58     82.13      9.82
District of Columbia....        4        1,354,050     0.08     8.903      621       338,513    83.67     42.74    100.00      0.00
Florida.................      795      178,457,315    10.61     8.584      643       224,475    84.17     42.68     65.85      3.14
Georgia.................      275       48,355,815     2.87     9.403      636       175,839    87.65     43.38     83.10      4.65
Idaho...................       48        9,644,884     0.57     9.059      631       200,935    88.73     44.52     82.12      0.00
Illinois................      540      118,067,557     7.02     9.114      631       218,644    86.73     44.28     58.39      2.85
Indiana.................      258       27,356,725     1.63     9.270      616       106,034    88.24     41.78     82.61      3.77
Iowa....................       30        3,063,414     0.18     9.578      613       102,114    89.87     39.96     90.65      0.00
Kansas..................       30        3,286,222     0.20     9.846      618       109,541    88.69     42.96     95.78      0.00
Kentucky................       78        9,435,795     0.56     9.247      622       120,972    88.69     40.27     83.63      2.33
Louisiana...............       44        5,612,921     0.33     9.429      623       127,566    88.77     40.69     93.64      0.00
Maine...................       22        4,045,415     0.24     9.652      642       183,883    89.03     44.14     78.57      7.28
Maryland................      153       48,690,741     2.89     8.952      640       318,240    85.85     46.34     77.46      3.08
Massachusetts...........      113       32,869,422     1.95     9.092      635       290,880    83.67     45.01     72.26      4.16
Michigan................      287       37,599,466     2.24     9.444      629       131,009    88.66     41.00     81.24      5.29
Minnesota...............      142       26,751,979     1.59     8.703      636       188,394    86.48     44.73     77.83      8.27
Mississippi.............       45        5,812,329     0.35     9.323      628       129,163    87.78     44.04     90.63      0.00
Missouri................      142       19,038,614     1.13     9.279      619       134,075    87.41     41.92     83.04      4.16
Montana.................        7        1,018,925     0.06     8.388      623       145,561    86.49     45.99     92.05      0.00
Nebraska................       19        2,421,775     0.14     9.719      630       127,462    91.48     43.00     87.42      0.00
Nevada..................      118       33,294,357     1.98     8.557      650       282,156    83.25     46.29     82.29      3.95
New Hampshire...........       15        3,058,844     0.18     9.271      630       203,923    86.75     47.00     92.79      0.00
New Jersey..............      173       50,943,710     3.03     8.983      632       294,472    86.35     45.58     53.36      3.57
New Mexico..............       38        6,808,735     0.40     9.398      628       179,177    87.00     43.53     89.25      5.95
New York................      393      111,320,340     6.62     8.745      647       283,258    85.79     44.55     51.10      6.67
North Carolina..........      256       39,840,071     2.37     9.339      635       155,625    86.94     41.58     87.27      3.80
North Dakota............        2          240,150     0.01    10.255      641       120,075    98.12     41.62     62.42      0.00
Ohio....................      311       38,398,939     2.28     9.185      625       123,469    87.12     41.56     83.98      4.36
Oklahoma................       42        4,153,785     0.25     9.779      630        98,900    88.95     39.86    100.00      0.00
Oregon..................      185       41,553,825     2.47     8.480      646       224,615    85.13     42.86     80.53      8.31
Pennsylvania............      212       28,848,196     1.71     9.087      626       136,076    87.08     42.75     77.55      3.20
Rhode Island............       44       12,065,163     0.72     9.027      645       274,208    85.16     45.14     69.29      2.32
South Carolina..........       79       10,949,913     0.65     9.666      619       138,606    87.12     41.49     87.85      1.22
South Dakota............        7        1,163,055     0.07     9.847      628       166,151    92.32     42.08     84.08      0.00
Tennessee...............      234       33,313,233     1.98     9.011      627       142,364    86.37     44.58     83.26      3.93
Texas...................      569       81,077,364     4.82     9.104      637       142,491    85.57     42.40     85.55      2.95
Utah....................      287       58,843,517     3.50     8.567      641       205,030    84.30     41.50     82.37      4.33
Vermont.................        9        1,191,520     0.07     8.365      624       132,391    83.94     46.49    100.00     25.85
Virginia................       72       17,143,597     1.02     8.578      635       238,106    85.10     44.91     57.45      0.00
Washington..............      328       85,137,428     5.06     8.508      644       259,565    84.34     42.86     75.84      3.95
West Virginia...........       14        2,322,340     0.14     9.863      629       165,881    90.68     43.57     89.77      0.00
Wisconsin...............      206       31,909,263     1.90     9.236      627       154,899    87.38     42.50     83.39      1.24
Wyoming.................       16        2,936,595     0.17     9.144      625       183,537    88.38     46.57    100.00      7.49
                            -----   --------------   ------    ------      ---      --------    -----     -----    ------     -----
   Total................    7,936   $1,682,285,442   100.00%    8.785%     640      $211,982    85.30%    43.76%    72.58%     4.41%
                            =====   ==============   ======    ======      ===      ========    =====     =====    ======     =====

     No more than approximately 0.22% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


                                     A-II-4

                          ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  --------
50.00% or less..........       92   $   12,284,286     0.73%    8.034%     630      $133,525    40.69%    37.98%   61.23%     1.34%
50.01% to 55.00%........       42        7,527,816     0.45     7.703      625       179,234    53.23     40.49    54.16      2.99
55.01% to 60.00%........       74       13,295,994     0.79     7.910      627       179,676    57.71     40.46    55.42      4.16
60.01% to 65.00%........      135       24,407,681     1.45     7.824      627       180,798    63.01     41.39    67.22      3.44
65.01% to 70.00%........      164       32,857,425     1.95     7.957      622       200,350    68.52     40.87    64.22      7.87
70.01% to 75.00%........      241       52,760,089     3.14     8.131      625       218,922    73.81     40.91    61.43      5.46
75.01% to 80.00%........    2,583      586,298,793    34.85     8.340      654       226,984    79.81     44.14    84.24      6.67
80.01% to 85.00%........      773      146,031,509     8.68     8.770      608       188,915    84.43     42.98    68.16      2.35
85.01% to 90.00%........    1,776      377,565,941    22.44     8.807      629       212,593    89.70     43.64    62.32      3.71
90.01% to 95.00%........    1,585      344,556,168    20.48     9.367      644       217,386    94.89     44.49    67.24      2.51
95.01% to 100.00%.......      471       84,699,740     5.03    10.784      657       179,830    99.96     45.21    84.73      2.11
                            -----   --------------   ------    ------      ---      --------    -----     -----    -----      ----
   Total................    7,936   $1,682,285,442   100.00%    8.785%     640      $211,982    85.30%    43.76%   72.58%     4.41%
                            =====   ==============   ======    ======      ===      ========    =====     =====    =====      ====

     As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.06% to 100.00%.

                          COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  --------
50.00% or less..........        92  $   12,284,286     0.73%   8.034%      630      $133,525    40.69%    37.98%    61.23%   1.34%
50.01% to 55.00%........        42       7,527,816     0.45    7.703       625       179,234    53.23     40.49     54.16    2.99
55.01% to 60.00%........        73      13,162,894     0.78    7.900       627       180,314    57.72     40.55     54.97    4.20
60.01% to 65.00%........       133      24,164,496     1.44    7.825       627       181,688    63.00     41.42     66.89    3.48
65.01% to 70.00%........       163      32,357,425     1.92    7.932       622       198,512    68.52     40.75     63.67    7.99
70.01% to 75.00%........       235      48,923,839     2.91    8.146       623       208,187    73.77     41.24     58.41    4.10
75.01% to 80.00%........       953     194,913,061    11.59    8.116       631       204,526    79.47     41.39     59.99    6.84
80.01% to 85.00%........       775     147,146,509     8.75    8.758       608       189,866    84.37     42.88     68.40    2.34
85.01% to 90.00%........     1,806     387,496,779    23.03    8.769       630       214,561    89.40     43.65     63.28    4.09
90.01% to 95.00%........     1,636     362,881,485    21.57    9.316       645       221,810    94.11     44.24     68.47    3.16
95.01% to 100.00%.......     2,028     451,426,851    26.83    8.917       665       222,597    83.72     45.68     94.29    5.28
                             -----  --------------   ------    -----       ---      --------    -----     -----     -----    ----
   Total................     7,936  $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%   4.41%
                             =====  ==============   ======    =====       ===      ========    =====     =====     =====    ====

     As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 15.06% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 89.90%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 23.56% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.40%.


                                    A-II-5

                              DEBT-TO-INCOME RATIOS

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
DEBT-TO-INCOME RATIOS       LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
---------------------     --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less..........      261   $   50,138,823     2.98%   8.706%      645      $192,103    83.77%    14.11%    89.90%   17.57%
20.01% to 25.00%........      257       46,345,733     2.75    8.753       639       180,334    82.48     23.34     85.69     3.08
25.01% to 30.00%........      469       78,189,303     4.65    8.734       635       166,715    84.00     28.12     81.40     5.48
30.01% to 35.00%........      705      129,665,924     7.71    8.783       640       183,923    84.12     33.16     74.25     2.70
35.01% to 40.00%........    1,019      200,742,266    11.93    8.797       637       196,999    84.56     38.20     68.57     5.38
40.01% to 45.00%........    1,396      292,636,975    17.40    8.849       638       209,625    85.54     43.19     64.49     3.80
45.01% to 50.00%........    1,892      436,407,251    25.94    8.853       639       230,659    86.03     48.22     66.67     4.29
50.01% to 55.00%........    1,933      447,253,017    26.59    8.696       645       231,378    85.81     53.48     80.07     3.49
55.01% to 60.00%........        4          906,150     0.05    7.700       647       226,538    76.05     58.00    100.00     0.00
                            -----   --------------   ------    -----       ---      --------    -----     -----    ------    -----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%    4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====    ======    =====

     As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.00% to 59.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.76%.

                                  LOAN PURPOSE

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
LOAN PURPOSE                LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
------------              --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase................    3,901   $  813,748,665    48.37%   8.943%      653      $208,600    86.55%    43.87%    89.61%   5.36%
Refinance - Cashout.....    3,397      744,072,359    44.23    8.653       627       219,038    84.14     43.80     54.64    3.15
Refinance - Rate Term...      638      124,464,418     7.40    8.543       635       195,085    84.07     42.72     68.55    5.79
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    ----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%   4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    ====

                          TYPES OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family...........    5,981   $1,184,797,677    70.43%   8.821%      637      $198,094    85.43%    43.65%    71.79%   3.86%
Planned Unit
   Development..........    1,177      307,537,863    18.28    8.719       646       261,290    85.21     43.82     80.46    5.83
Two- to Four-Family.....      401      110,472,434     6.57    8.604       651       275,492    84.39     44.98     58.80    4.38
Condominium.............      377       79,477,467     4.72    8.764       656       210,816    84.96     43.44     73.10    7.29
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    ----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%   4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    ====


                                     A-II-6

                              DOCUMENTATION SUMMARY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
DOCUMENTATION               LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation......    6,171   $1,221,065,970    72.58%   8.811%      639      $197,872    85.15%    43.54%   100.00%    4.40%
Rapid...................    1,353      356,671,986    21.20    8.583       638       263,616    85.86     44.78      0.00     3.27
Stated Income...........      302       76,159,461     4.53    9.338       662       252,184    84.52     42.13      0.00    10.86
Limited Income
Verification............       85       20,353,535     1.21    8.534       649       239,453    85.31     44.52      0.00     2.86
Stated Plus.............       12        5,001,367     0.30    8.942       671       416,781    88.67     42.84      0.00     0.00
Blended.................       13        3,033,125     0.18    9.776       660       233,317    95.15     46.65      0.00     0.00
                            -----   --------------   ------    -----       ---      --------    -----     -----    ------    -----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%    4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====    ======    =====

                                 OCCUPANCY TYPES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
OCCUPANCY                   LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
---------                 --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary.................    7,434   $1,601,063,076    95.17%   8.801%      638      $215,370    85.37%    43.88%    71.80%    4.16%
Investment..............      458       70,721,637     4.20    8.431       681       154,414    83.37     41.57     88.10    10.93
Second Home.............       44       10,500,730     0.62    8.856       665       238,653    88.02     39.77     88.23     0.00
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%    4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

     The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

                            MORTGAGE LOAN AGE SUMMARY

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN             MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
AGE (MONTHS)                LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
0.......................    3,732   $  797,630,242    47.41%   8.822%      642      $213,727    85.71%    43.87%    70.35%    3.97%
1.......................    4,085      849,424,081    50.49    8.791       638       207,937    85.08     43.69     74.98     3.67
2.......................        5        1,906,495     0.11    7.976       599       381,299    77.92     49.17     81.64     0.00
3.......................       14        2,480,469     0.15    8.374       649       177,176    83.87     46.64     47.73    10.36
4.......................       15        6,592,498     0.39    7.945       637       439,500    81.52     42.56     67.23    23.59
5.......................       53       15,513,591     0.92    7.472       668       292,709    80.97     39.65     75.20    43.28
6.......................       12        2,593,475     0.15    7.870       651       216,123    79.01     47.62     56.17    55.71
7.......................       19        5,943,609     0.35    8.227       652       312,822    83.98     45.26     46.33    24.14
8.......................        1          200,982     0.01    7.750       609       200,982    30.61     37.00      0.00     0.00
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%    4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

     As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.


                                     A-II-7

                         ORIGINAL PREPAYMENT CHARGE TERM

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
CHARGE TERM                 LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------------       --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
None....................    2,335   $  518,145,048    30.80%   9.096%      639      $221,904    85.67%    43.59%    70.86%   5.16%
12 Months...............      477      123,199,195     7.32    8.978       646       258,279    85.45     44.19     65.49    7.15
24 Months...............    3,158      684,265,393    40.67    8.636       640       216,677    85.46     44.07     75.85    3.07
36 Months...............    1,966      356,675,806    21.20    8.554       641       181,422    84.40     43.25     71.27    4.96
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    ----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%   4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    ====

     The weighted average prepayment charge term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

                                  CREDIT SCORES

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
----------------------    --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
526 to 550..............      196   $   29,905,931     1.78%   9.509%      545      $152,581    77.72%    42.56%    86.39%    1.73%
551 to 575..............      618       99,894,316     5.94    9.401       564       161,641    82.46     42.35     80.92     1.75
576 to 600..............      998      173,355,013    10.30    9.384       589       173,702    86.25     42.51     77.58     1.13
601 to 625..............    1,705      345,966,223    20.57    9.009       614       202,913    85.94     44.05     71.74     2.52
626 to 650..............    1,786      378,900,645    22.52    8.986       638       212,150    86.08     44.41     70.39     2.49
651 to 675..............    1,369      328,168,189    19.51    8.503       662       239,714    85.25     44.14     68.87     6.17
676 to 700..............      696      173,024,094    10.29    8.112       686       248,598    84.71     42.85     71.23     9.72
701 to 725..............      304       82,864,932     4.93    7.957       711       272,582    85.47     45.39     73.54     7.17
726 to 750..............      133       35,350,468     2.10    7.858       737       265,793    84.74     43.87     78.02    12.61
751 to 775..............       85       22,833,366     1.36    7.933       762       268,628    83.46     42.51     83.30    18.72
776 to 800..............       39       10,779,416     0.64    7.962       784       276,395    85.29     42.06     66.56     0.00
801 to 809..............        7        1,242,850     0.07    7.745       806       177,550    80.50     29.00     84.49    13.76
                            -----   --------------   ------    -----       ---      --------    -----     -----     -----    -----
   Total................    7,936   $1,682,285,442   100.00%   8.785%      640      $211,982    85.30%    43.76%    72.58%    4.41%
                            =====   ==============   ======    =====       ===      ========    =====     =====     =====    =====

     The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.


                                     A-II-8

                                  GROSS MARGINS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
----------------------    --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000%........       50   $   21,143,843     1.51%    7.495%     690      $422,877     81.11%   37.00%    86.45%   32.37%
4.001% to 4.500%........       15        2,709,950     0.19     9.721      605       180,663     74.60    38.66     50.03     0.00
4.501% to 5.000%........       99       21,374,327     1.53     9.186      611       215,902     86.20    44.78     60.17     5.11
5.001% to 5.500%........    2,663      627,681,823    44.87     8.344      648       235,705     78.56    44.46     78.00     4.86
5.501% to 6.000%........    1,680      382,339,879    27.33     8.676      625       227,583     88.41    43.69     63.32     3.21
6.001% to 6.500%........    1,506      343,370,590    24.54     9.550      647       228,002     95.84    44.60     71.09     2.49
6.501% to 7.000%........        1          323,000     0.02    11.250      604       323,000     95.00    45.00    100.00     0.00
                            -----   --------------   ------    ------      ---      --------     -----    -----    ------    -----
   Total................    6,014   $1,398,943,413   100.00%    8.734%     641      $232,614     85.64%   44.16%    72.10%    4.24%
                            =====   ==============   ======    ======      ===      ========     =====    =====    ======    =====

     As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.731% per annum.

                             MAXIMUM MORTGAGE RATES
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
MORTGAGE RATES              LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
----------------          --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less.........        1   $      823,138     0.06%    5.350%     702      $823,138     62.26%   52.00%   100.00%    0.00%
11.501% to 12.000%......        5          901,176     0.06     5.949      718       180,235     61.03    41.60     90.60    27.59
12.001% to 12.500%......       44       13,969,600     1.00     6.373      698       317,491     75.15    40.93     73.64    31.44
12.501% to 13.000%......      168       48,903,225     3.50     6.825      680       291,091     77.34    44.21     69.56     7.99
13.001% to 13.500%......      376      106,294,045     7.60     7.326      669       282,697     79.52    44.00     73.29     9.59
13.501% to 14.000%......      800      212,807,479    15.21     7.814      657       266,009     83.06    44.48     71.43     4.89
14.001% to 14.500%......      913      233,770,317    16.71     8.294      644       256,046     83.67    44.92     69.46     4.15
14.501% to 15.000%......    1,141      262,581,563    18.77     8.776      637       230,133     86.23    43.83     71.33     2.54
15.001% to 15.500%......      958      203,509,530    14.55     9.290      629       212,432     87.22    44.15     74.13     3.37
15.501% to 16.000%......      904      181,772,646    12.99     9.764      621       201,076     89.71    44.39     71.58     2.25
16.001% to 16.500%......      353       67,238,527     4.81    10.280      616       190,477     91.57    42.93     75.97     0.68
16.501% to 17.000%......      172       33,133,856     2.37    10.758      624       192,639     92.82    42.11     77.51     6.54
17.001% to 17.500%......       88       15,672,482     1.12    11.283      620       178,096     96.16    42.38     78.74     0.64
17.501% to 18.000%......       61       10,750,462     0.77    11.775      637       176,237     99.40    46.75     76.02     0.52
18.001% to 18.500%......       24        4,857,900     0.35    12.325      631       202,413     99.87    45.25     59.38     0.00
18.501% to 19.000%......        5        1,898,465     0.14    12.683      631       379,693     99.84    49.12    100.00     0.00
19.001% to 19.500%......        1           59,000     0.00    13.050      633        59,000    100.00    20.00    100.00     0.00
                            -----   --------------   ------    ------      ---      --------    ------    -----    ------    -----
   Total................    6,014   $1,398,943,413   100.00%    8.734%     641      $232,614     85.64%   44.16%    72.10%    4.24%
                            =====   ==============   ======    ======      ===      ========    ======    =====    ======    =====

     As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.350% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.734% per annum.


                                     A-II-9

                            NEXT RATE ADJUSTMENT DATE
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE ADJUSTMENT      MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
DATE                        LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
--------------------      --------  --------------  --------  --------  --------  -----------  --------  --------  -------  -------
November 2007...........        9   $    1,827,200     0.13%   8.606%      628      $203,022    82.14%    46.95%    84.31%   29.04%
December 2007...........       14        3,356,168     0.24    8.711       640       239,726    80.52     44.56     88.53    19.49
May 2008................       13        2,395,028     0.17    8.965       642       184,233    83.15     41.92     82.23     0.00
June 2008...............        9        2,023,320     0.14    8.822       673       224,813    87.43     32.46    100.00     0.00
October 2008............        1          200,982     0.01    7.750       609       200,982    30.61     37.00      0.00     0.00
November 2008...........       10        2,198,048     0.16    8.365       645       219,805    89.07     46.57     38.82     9.76
December 2008...........        7        2,049,374     0.15    7.533       663       292,768    77.62     48.29     44.53    70.50
January 2009............       21        6,275,050     0.45    7.503       663       298,812    82.65     41.26     67.24    49.55
February 2009...........       10        4,792,464     0.34    7.823       647       479,246    80.67     42.65     68.02    29.63
March 2009..............        2          549,928     0.04    8.459       630       274,964    77.61     42.30      0.00     0.00
April 2009..............        3          506,819     0.04    8.543       588       168,940    88.09     48.44     30.92     0.00
May 2009................    2,518      570,818,598    40.80    8.796       638       226,695    85.51     44.14     75.29     3.06
June 2009...............    2,286      531,588,732    38.00    8.853       641       232,541    86.33     44.27     71.01     2.89
November 2009...........        6        3,047,125     0.22    8.024       670       507,854    80.27     44.14     43.28    20.97
December 2009...........        1          101,209     0.01    7.400       593       101,209    80.00     45.00    100.00     0.00
January 2010............       15        6,094,619     0.44    7.166       667       406,308    79.24     40.52     73.11    46.98
February 2010...........        3        1,524,489     0.11    7.893       607       508,163    82.69     42.58     68.05     0.00
March 2010..............        3          903,434     0.06    7.176       638       301,145    78.08     46.10     49.10     0.00
April 2010..............        2        1,399,676     0.10    7.770       603       699,838    74.23     49.43    100.00     0.00
May 2010................      533      123,803,025     8.85    8.511       643       232,276    85.26     44.22     69.14     4.63
June 2010...............      446      107,839,544     7.71    8.424       650       241,793    85.35     44.29     64.04     6.38
May 2011................        1          458,800     0.03    9.750       631       458,800    80.00     48.00    100.00     0.00
November 2011...........        1          238,500     0.02    8.600       663       238,500    90.00     37.00    100.00   100.00
January 2012............        1           57,833     0.00    7.700       605        57,833    64.44     26.00    100.00     0.00
May 2012................       50       12,988,592     0.93    8.522       659       259,772    85.00     45.16     84.87    15.84
June 2012...............       49       11,904,855     0.85    8.445       652       242,956    83.98     42.17     69.40     5.37
                            -----   --------------   ------    -----       ---      --------    -----     -----    ------   ------
   Total................    6,014   $1,398,943,413   100.00%   8.734%      641      $232,614    85.64%    44.16%    72.10%    4.24%
                            =====   ==============   ======    =====       ===      ========    =====     =====    ======   ======


                                    A-II-10

                          THE GROUP ONE MORTGAGE LOANS

                 MORTGAGE RATES FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING     ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-----------------------   --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%........        3    $    664,676     0.10%    5.972%     720      $221,559     70.54%   45.76%    87.26%   37.41%
6.001% to 6.500%........       38       8,159,090     1.20     6.356      697       214,713     71.20    42.39     75.32    12.52
6.501% to 7.000%........      104      24,472,818     3.59     6.805      677       235,316     74.58    43.28     66.15     2.77
7.001% to 7.500%........      196      46,518,126     6.82     7.311      663       237,337     78.67    43.37     63.13     5.57
7.501% to 8.000%........      417      96,052,211    14.08     7.807      653       230,341     82.83    44.37     64.41     2.93
8.001% to 8.500%........      484     108,576,405    15.92     8.293      639       224,331     84.60    45.43     59.34     4.55
8.501% to 9.000%........      645     139,551,804    20.46     8.779      631       216,359     87.14    44.65     61.53     3.55
9.001% to 9.500%........      501     100,374,714    14.71     9.295      618       200,349     87.74    45.12     69.79     2.68
9.501% to 10.000%.......      495      95,147,026    13.95     9.768      612       192,216     89.67    45.89     66.47     1.75
10.001% to 10.500%......      215      38,949,143     5.71    10.261      602       181,159     90.61    44.57     63.84     0.87
10.501% to 11.000%......       84      14,636,917     2.15    10.727      615       174,249     91.40    44.20     72.04     1.34
11.001% to 11.500%......       36       6,308,370     0.92    11.228      605       175,233     93.54    44.38     66.55     1.60
11.501% to 12.000%......       19       2,551,421     0.37    11.818      635       134,285     98.86    48.20     87.13     0.00
12.001% to 12.500%......        1         195,000     0.03    12.300      642       195,000    100.00    54.00    100.00     0.00
                            -----    ------------   ------    ------      ---      --------    ------    -----    ------    -----
   Total................    3,238    $682,157,720   100.00%    8.737%     633      $210,673     85.73%   44.81%    64.47%    3.26%
                            =====    ============   ======    ======      ===      ========    ======    =====    ======    =====

     As of the Cut-off Date, Mortgage Rates borne by the Group One Mortgage Loans ranged from 5.800% per annum to 12.300% per annum and the weighted average Mortgage Rate of the Group One Mortgage Loans was approximately 8.737% per annum.

      REMAINING MONTHS TO STATED MATURITY FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF REMAINING        MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
TERMS (MONTHS)              LOANS     OUTSTANDING     ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
------------------        --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
169 to 180..............       18    $  2,505,810     0.37%   7.785%      652      $139,212    73.47%    42.28%    72.42%   5.21%
229 to 240..............        1         175,000     0.03    8.200       643       175,000    87.50     34.00    100.00    0.00
349 to 360..............    3,219     679,476,910    99.61    8.741       633       211,083    85.78     44.83     64.43    3.25
                            -----    ------------   ------    -----       ---      --------    -----     -----    ------    ----
   Total................    3,238    $682,157,720   100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====    ============   ======    =====       ===      ========    =====     =====    ======    ====

     As of the Cut-off Date, the remaining term to stated maturity of the Group One Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Group One Mortgage Loans was approximately 359 months.


                                     A-II-11

   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN             MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
PRINCIPAL BALANCES          LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
------------------        --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less ........        3   $    150,000    0.02%   9.633%      626      $ 50,000    75.81%    34.33%   100.00%    0.00%
$50,001 to $100,000 ....      240     20,202,526    2.96    9.405       626        84,177    85.09     41.91     84.21     1.71
$100,001 to $150,000 ...      758     96,838,149   14.20    9.027       629       127,755    85.39     43.72     84.69     1.91
$150,001 to $200,000 ...      770    134,631,093   19.74    8.745       630       174,846    83.87     44.07     71.43     3.10
$200,001 to $250,000 ...      504    113,025,936   16.57    8.650       634       224,258    85.45     45.25     63.72     3.35
$250,001 to $300,000 ...      367    100,640,097   14.75    8.677       632       274,224    85.93     45.33     57.86     4.69
$300,001 to $350,000 ...      284     92,663,803   13.58    8.624       635       326,281    87.45     45.27     55.80     2.47
$350,001 to $400,000 ...      214     80,313,660   11.77    8.688       635       375,297    87.11     45.72     50.90     2.32
$400,001 to $450,000 ...       65     27,023,278    3.96    8.465       638       415,743    86.01     45.75     58.17     6.27
$450,001 to $500,000 ...       19      9,124,820    1.34    8.766       658       480,254    87.64     45.30     10.17    10.71
$500,001 to $550,000 ...       12      6,194,358    0.91    8.130       677       516,197    87.16     47.00     58.01     8.67
$600,001 to $650,000 ...        1        630,000    0.09    7.800       686       630,000    90.00     50.00    100.00     0.00
$700,001 to $750,000 ...        1        720,000    0.11    7.750       695       720,000    90.00     49.00    100.00     0.00
                            -----   ------------  ------    -----       ---      --------    -----     -----    ------    -----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%    3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====    ======    =====

     As of the Cut-off Date, the outstanding principal balances of the Group One Mortgage Loans ranged from approximately $50,000 to approximately $720,000 and the average outstanding principal balance of the Group One Mortgage Loans was approximately $210,673.

                 PRODUCT TYPES FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
Balloon - 30/50 ........      153    $30,540,781    4.48%   9.075%      625      $199,613    84.34%    45.68%    63.14%    0.00%
ARM - 1 Year/6 Month ...        7      1,229,875    0.18    8.744       632       175,696    86.46     46.28     71.00     0.00
ARM - 2 Year/6 Month
  (50 due in 30) .......      827    198,432,592   29.09    8.633       637       239,943    86.30     46.29     61.49     0.00
ARM - 3 Year/6 Month
  (50 due in 30) .......      218     53,739,804    7.88    8.177       647       246,513    85.15     45.77     64.71     0.00
ARM - 5 Year/6 Month
  (50 due in 30) .......       15      3,575,221    0.52    8.209       646       238,348    81.09     40.90     65.92     0.00
15 Year Fixed Loans ....       18      2,505,810    0.37    7.785       652       139,212    73.47     42.28     72.42     5.21
20 Year Fixed Loans ....        1        175,000    0.03    8.200       643       175,000    87.50     34.00    100.00     0.00
2/28 LIBOR Loans .......      780    151,570,950   22.22    8.916       628       194,322    86.52     43.41     66.37     6.32
2/28 LIBOR Loans
  (40 due in 30) .......      406     89,657,869   13.14    8.922       619       220,832    86.44     45.47     63.20     0.00
30 Year Fixed Loans ....      425     71,990,368   10.55    8.779       639       169,389    83.00     41.97     70.31     6.48
30/40 Balloon Loans ....       73     13,794,172    2.02    8.928       630       188,961    84.40     45.12     69.10     0.00
3/27 LIBOR Loans .......      198     39,523,584    5.79    8.691       638       199,614    85.93     44.08     62.53    15.37
3/27 LIBOR Loans
  (40 due in 30) .......       72     15,987,375    2.34    8.711       634       222,047    88.07     46.47     58.10     0.00
5/25 LIBOR Loans .......       22      4,658,960    0.68    8.477       665       211,771    84.81     46.69     70.14    32.43
5/25 LIBOR Loans
  (40 due in 30) .......       12      2,801,500    0.41    8.474       654       233,458    88.37     42.54     74.89     0.00
Six Month LIBOR Loans ..       11      1,973,860    0.29    8.665       636       179,442    81.84     46.86     85.48    14.52
                            -----   ------------  ------    -----       ---      --------    -----     -----    ------    -----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%    3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====    ======    =====


                                     A-II-12

               AMORTIZATION TYPE FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-----------------         --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing........    1,366   $251,385,253   36.85%   8.870%      630      $184,030    85.41%    43.07%    67.87%    0.00%
Balloon.................    1,776    408,529,314   59.89    8.678       633       230,028    86.00     45.89     62.67     0.00
60 Month Interest-Only..       91     20,732,404    3.04    8.400       664       227,829    84.38     44.12     61.22   100.00
120 Month Interest-
   Only.................        5      1,510,750    0.22    7.536       697       302,150    83.78     52.99     29.34   100.00
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----   ------
   Total................    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%    3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====   ======

                ADJUSTMENT TYPE FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
---------------           --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
ARM ....................    2,568   $563,151,589   82.55%   8.714%      633      $219,296    86.24%    45.14%    63.63%   3.10%
Fixed Rate .............      670    119,006,131   17.45    8.851       634       177,621    83.31     43.28     68.42    4.03
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    ====


                                     A-II-13

   GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES FOR THE GROUP ONE MORTGAGE
                                      LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
GEOGRAPHIC DISTRIBUTIONS    LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
------------------------  --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
Alabama ................       21   $  3,018,865    0.44%    8.756%     647      $143,755     87.01%   46.37%    69.22%    0.00%
Arizona ................      101     21,040,008    3.08     8.710      638       208,317     85.56    44.34     65.75     2.47
Arkansas ...............        6        577,333    0.08     9.309      605        96,222     88.79    39.91     83.22     0.00
California .............      260     77,552,766   11.37     8.020      646       298,280     82.22    46.00     55.31     3.34
Colorado ...............       65     13,450,230    1.97     8.824      633       206,927     87.22    45.26     80.72     2.37
Connecticut ............       33      7,861,332    1.15     8.908      621       238,222     85.79    45.02     64.63     9.46
Delaware ...............        2        390,199    0.06     8.010      673       195,099     89.38    41.12     43.80     0.00
District of Columbia ...        2        450,700    0.07     9.106      605       225,350     75.60    52.43    100.00     0.00
Florida ................      300     66,125,330    9.69     8.510      637       220,418     84.24    44.81     50.17     2.03
Georgia ................      121     21,399,503    3.14     9.296      630       176,855     88.03    43.83     78.60     4.44
Idaho ..................       21      4,159,545    0.61     8.845      634       198,074     89.18    47.31     87.42     0.00
Illinois ...............      349     73,968,552   10.84     9.110      623       211,944     86.57    45.77     54.40     1.89
Indiana ................       69      9,126,379    1.34     9.064      612       132,266     87.99    44.67     77.82     0.00
Iowa ...................        9      1,362,899    0.20     9.182      616       151,433     88.94    43.08     87.85     0.00
Kansas .................        6        822,145    0.12     9.156      597       137,024     87.34    41.73    100.00     0.00
Kentucky ...............       17      2,714,305    0.40     9.427      611       159,665     88.89    41.66     75.82     8.09
Louisiana ..............       10      1,416,900    0.21     9.658      600       141,690     88.07    43.48     87.93     0.00
Maine ..................        7      1,684,200    0.25     9.914      628       240,600     89.00    43.02     67.63     0.00
Maryland ...............       63     15,703,475    2.30     8.940      626       249,262     84.88    46.00     66.06     2.90
Massachusetts ..........       59     15,137,642    2.22     9.045      628       256,570     82.90    46.96     67.49     0.97
Michigan ...............      104     16,899,572    2.48     9.487      624       162,496     89.36    43.16     67.42     1.12
Minnesota ..............       94     19,060,178    2.79     8.675      635       202,768     87.51    45.52     77.53     6.12
Mississippi ............        8      1,051,385    0.15     8.909      711       131,423     87.12    42.25     62.75     0.00
Missouri ...............       58      8,781,469    1.29     9.372      624       151,405     88.78    44.67     77.52     2.32
Montana ................        3        639,900    0.09     8.024      619       213,300     86.68    46.77    100.00     0.00
Nebraska ...............        6        854,364    0.13     9.250      633       142,394     93.18    44.03     78.66     0.00
Nevada .................       52     12,990,323    1.90     8.428      648       249,814     86.53    45.79     59.75     2.12
New Hampshire ..........        9      1,898,450    0.28     8.708      628       210,939     86.55    45.51     88.39     0.00
New Jersey .............      100     28,853,530    4.23     8.738      629       288,535     86.10    46.23     45.62     0.75
New Mexico .............       22      3,707,169    0.54     9.028      630       168,508     86.35    42.58     86.19    10.92
New York ...............      139     39,372,069    5.77     8.640      638       283,252     85.29    44.85     50.48     7.24
North Carolina .........      187     27,422,281    4.02     9.265      631       146,643     86.70    42.71     86.94     2.65
North Dakota ...........        1        149,900    0.02    10.650      640       149,900    100.00    42.00    100.00     0.00
Ohio ...................       82     12,902,487    1.89     8.927      628       157,347     87.91    42.89     71.62     3.43
Oklahoma ...............       10        990,700    0.15     9.487      640        99,070     87.21    36.86    100.00     0.00
Oregon .................       98     21,580,386    3.16     8.268      643       220,208     83.97    42.57     76.09     8.30
Pennsylvania ...........       65     11,532,199    1.69     8.790      633       177,418     87.07    44.09     64.80     5.26
Rhode Island ...........       29      7,402,685    1.09     8.736      645       255,265     85.33    46.67     61.71     3.78
South Carolina .........       27      4,620,390    0.68     9.468      615       171,126     87.51    42.71     87.59     2.88
South Dakota ...........        3        345,500    0.05     9.170      640       115,167     89.05    44.72    100.00     0.00
Tennessee ..............       52      8,002,129    1.17     8.920      625       153,887     87.16    46.65     73.91     0.00
Texas ..................       90     15,054,845    2.21     8.718      630       167,276     86.52    44.22     78.39     1.69
Utah ...................      164     32,288,327    4.73     8.492      638       196,880     85.07    43.30     72.12     4.66
Vermont ................        3        487,000    0.07     8.218      605       162,333     80.62    45.24    100.00    41.07
Virginia ...............       26      6,114,835    0.90     8.685      628       235,186     88.73    46.54     49.74     0.00
Washington .............      176     43,508,837    6.38     8.476      638       247,209     85.86    43.87     68.72     4.39
West Virginia ..........        2        253,800    0.04    10.795      622       126,900     93.69    43.21    100.00     0.00
Wisconsin ..............      107     17,430,707    2.56     9.164      624       162,904     87.63    44.98     77.43     2.27
                            -----   ------------  ------    ------      ---      --------    ------    -----    ------    -----
   Total ...............    3,238   $682,157,720  100.00%    8.737%     633      $210,673     85.73%   44.81%    64.47%    3.26%
                            =====   ============  ======    ======      ===      ========    ======    =====    ======    =====

     No more than approximately 0.34% of the Group One Mortgage Loans will be secured by mortgaged properties located in any one zip code.


                                     A-II-14

          ORIGINAL LOAN-TO-VALUE RATIO FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
--------------------      --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less .........       31   $  5,043,742    0.74%    7.941%     629      $162,701    40.16%    38.25%    41.79%   3.26%
50.01% to 55.00% .......       19      3,958,369    0.58     7.579      633       208,335    53.58     43.38     69.44    0.00
55.01% to 60.00% .......       32      6,227,960    0.91     8.016      622       194,624    57.57     41.86     40.39    0.00
60.01% to 65.00% .......       58     11,338,827    1.66     7.827      622       195,497    63.34     41.42     60.29    3.00
65.01% to 70.00% .......       97     18,212,300    2.67     8.029      619       187,756    68.38     40.70     70.31    3.12
70.01% to 75.00% .......      113     25,820,548    3.79     8.137      624       228,500    73.86     43.65     57.38    2.12
75.01% to 80.00% .......      786    155,758,996   22.83     8.215      641       198,167    79.64     44.86     72.11    5.18
80.01% to 85.00% .......      365     78,269,368   11.47     8.796      606       214,437    84.41     44.21     64.65    2.89
85.01% to 90.00% .......      934    205,682,697   30.15     8.778      630       220,217    89.70     44.82     60.91    3.96
90.01% to 95.00% .......      714    158,154,194   23.18     9.345      645       221,504    94.91     46.08     61.47    1.19
95.01% to 100.00% ......       89     13,690,720    2.01    10.495      661       153,828    99.91     47.60     91.51    2.01
                            -----   ------------  ------    ------      ---      --------    -----     -----     -----    ----
   Total ...............    3,238   $682,157,720  100.00%    8.737%     633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    ======      ===      ========    =====     =====     =====    ====

          As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group One Mortgage Loans ranged from 16.33% to 100.00%.

          COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
--------------------      --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less .........       31   $  5,043,742    0.74%   7.941%      629      $162,701    40.16%    38.25%    41.79%   3.26%
50.01% to 55.00% .......       19      3,958,369    0.58    7.579       633       208,335    53.58     43.38     69.44    0.00
55.01% to 60.00% .......       32      6,227,960    0.91    8.016       622       194,624    57.57     41.86     40.39    0.00
60.01% to 65.00% .......       57     11,145,642    1.63    7.834       621       195,538    63.32     41.55     59.60    3.05
65.01% to 70.00% .......       97     18,212,300    2.67    8.029       619       187,756    68.38     40.70     70.31    3.12
70.01% to 75.00% .......      112     25,610,548    3.75    8.136       623       228,666    73.85     43.69     57.03    2.14
75.01% to 80.00% .......      477    103,012,400   15.10    8.040       631       215,959    79.49     42.91     58.75    4.88
80.01% to 85.00% .......      364     78,137,618   11.45    8.793       606       214,664    84.41     44.20     64.59    2.90
85.01% to 90.00% .......      949    209,309,792   30.68    8.748       631       220,558    89.51     44.80     61.58    4.24
90.01% to 95.00% .......      733    162,009,015   23.75    9.320       646       221,022    94.54     46.05     62.39    1.48
95.01% to 100.00% ......      367     59,490,334    8.72    9.116       660       162,099    84.54     48.92     96.46    3.45
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    ====

          As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group One Mortgage Loans ranged from 16.33% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Group One Mortgage Loans was approximately 87.21%. This table was calculated using the Combined Loan-to-Value Ratio for Group One Mortgage Loans that are in a second lien position and for Group One Mortgage Loans that are in a first lien position with subordinate financing. Approximately 7.83% of the Group One Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Group One Mortgage Loans was approximately 98.83%


                                     A-II-15

             DEBT-TO-INCOME RATIOS FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
DEBT-TO-INCOME RATIOS       LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
---------------------     --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
20.01% to 25.00% .......       73   $ 14,181,846    2.08%   8.334%      646      $194,272    81.00%    23.15%    77.31%   2.12%
25.01% to 30.00% .......      176     32,563,591    4.77    8.594       634       185,020    82.96     28.20     72.46    4.24
30.01% to 35.00% .......      280     53,131,359    7.79    8.584       634       189,755    83.76     33.32     63.92    2.73
35.01% to 40.00% .......      427     87,370,321   12.81    8.694       632       204,614    84.52     38.31     64.48    4.53
40.01% to 45.00% .......      590    124,319,414   18.22    8.784       630       210,711    86.13     43.29     54.40    2.38
45.01% to 50.00% .......      832    184,417,887   27.03    8.851       629       221,656    86.28     48.19     60.77    3.09
50.01% to 55.00% .......      860    186,173,302   27.29    8.714       639       216,481    86.90     53.37     72.63    3.49
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    ====

          As of the Cut-off Date, the Debt-to-Income Ratios of the Group One Mortgage Loans ranged from 21.00% to 55.00% and the weighted average Debt-to-Income Ratio for Group One Mortgage Loans with Debt-to-Income Ratios was approximately 44.81%.

                  LOAN PURPOSE FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
------------              --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout ....    1,943   $434,991,498   63.77%   8.676%      626      $223,876    84.64%    44.40%    54.13%   2.94%
Purchase ...............      914    172,870,419   25.34    8.976       651       189,136    88.80     46.26     87.82    3.69
Refinance - Rate Term ..      381     74,295,803   10.89    8.541       636       195,002    84.98     43.87     70.66    4.16
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    ====

         TYPES OF MORTGAGED PROPERTIES FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
Single Family ..........    2,458   $499,886,550   73.28%   8.779%      630      $203,371    85.83%    44.56%    65.03%   3.30%
Planned Unit Development      415     92,295,714   13.53    8.638       635       222,399    86.27     45.42     70.61    1.54
Two- to Four-Family ....      197     57,098,861    8.37    8.492       649       289,842    83.76     45.80     52.21    5.03
Condominium ............      168     32,876,595    4.82    8.815       653       195,694    86.15     45.25     59.95    4.44
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    ====


                                     A-II-16

             DOCUMENTATION SUMMARY FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation .....    2,251   $439,765,171   64.47%   8.757%      631      $195,364    85.79%    44.94%   100.00%   2.99%
Rapid ..................      840    206,861,352   30.32    8.612       635       246,264    85.99     44.84      0.00    3.65
Stated Income ..........      110     26,736,531    3.92    9.449       653       243,059    82.07     42.27      0.00    4.70
Limited Income
   Verification ........       32      7,938,291    1.16    8.408       643       248,072    86.99     45.87      0.00    3.78
Blended ................        4        685,375    0.10    9.429       667       171,344    94.69     43.74      0.00    0.00
Stated Plus ............        1        171,000    0.03    9.850       685       171,000    95.00     42.00      0.00    0.00
                            -----   ------------  ------    -----       ---      --------    -----     -----    ------    ----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====    ======    ====

                OCCUPANCY TYPES FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
---------                 --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
Primary ................    2,986   $633,178,138   92.82%   8.763%      630      $212,049    85.79%    44.96%    62.68%    2.84%
Investment .............      221     41,744,917    6.12    8.349       686       188,891    84.56     43.06     88.38    10.19
Second Home ............       31      7,234,665    1.06    8.768       667       233,376    87.35     42.53     82.91     0.00
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    -----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%    3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    =====

          The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

           MORTGAGE LOAN AGE SUMMARY FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN             MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
AGE (MONTHS)                LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------             --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
0 ......................    1,429   $311,271,827   45.63%   8.733%      635      $217,825    85.77%    44.98%    62.07%    2.98%
1 ......................    1,791    366,829,576   53.77    8.749       632       204,818    85.78     44.67     66.60     3.34
2 ......................        4        706,652    0.10    8.104       596       176,663    74.38     40.96     50.46     0.00
3 ......................        4        692,467    0.10    8.908       616       173,117    87.67     50.00     62.10    24.83
4 ......................        3        978,328    0.14    7.918       589       326,109    80.58     40.12     72.59     0.00
5 ......................        5      1,302,685    0.19    7.784       637       260,537    82.11     47.28     59.54    41.21
7 ......................        1        175,204    0.03    7.500       686       175,204    80.00     48.00      0.00     0.00
8 ......................        1        200,982    0.03    7.750       609       200,982    30.61     37.00      0.00     0.00
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    -----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%    3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    =====

          As of the Cut-off Date, the weighted average age of the Group One Mortgage Loans was approximately 1 month.


                                     A-II-17

        ORIGINAL PREPAYMENT CHARGE TERM FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
CHARGE TERM                 LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
-------------------       --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
None ...................    1,117   $233,679,113   34.26%   9.042%      630      $209,202    85.83%    45.01%    65.11%   3.46%
12 Months ..............      192     46,722,979    6.85    8.875       641       243,349    86.52     45.05     58.01    8.11
24 Months ..............    1,196    255,500,043   37.45    8.608       631       213,629    86.15     44.95     65.68    1.61
36 Months ..............      733    146,255,585   21.44    8.433       640       199,530    84.58     44.17     63.37    4.28
                            -----   ------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%   3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====     =====    ====

     The weighted average prepayment charge term at origination with respect to the Group One Mortgage Loans having prepayment penalties is approximately 27 months.

                 CREDIT SCORES FOR THE GROUP ONE MORTGAGE LOANS

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
----------------------    --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
526 to 550 .............       84   $ 16,217,202    2.38%   9.450%      545      $193,062    77.45%    44.03%    83.00%    3.18%
551 to 575 .............      275     51,842,139    7.60    9.392       564       188,517    82.08     44.07     73.43     0.00
576 to 600 .............      401     81,485,684   11.95    9.342       589       203,206    85.57     44.26     71.12     0.41
601 to 625 .............      762    160,932,035   23.59    8.868       613       211,197    86.24     45.30     64.25     1.65
626 to 650 .............      698    147,575,375   21.63    8.753       638       211,426    86.75     45.12     61.84     2.63
651 to 675 .............      518    114,499,894   16.78    8.419       662       221,042    86.48     44.70     55.00     5.39
676 to 700 .............      271     58,975,680    8.65    8.053       686       217,622    85.39     44.79     65.37     6.22
701 to 725 .............      118     27,603,625    4.05    7.940       712       233,929    86.97     45.04     63.71     9.42
726 to 750 .............       58     12,410,409    1.82    7.822       736       213,973    86.59     45.00     63.27    15.62
751 to 775 .............       35      7,206,494    1.06    7.924       762       205,900    85.50     44.61     83.62     6.64
776 to 800 .............       16      3,008,832    0.44    8.253       787       188,052    86.81     38.74     74.47     0.00
801 to 809 .............        2        400,350    0.06    7.258       809       200,175    66.02     41.65    100.00     0.00
                            -----   ------------  ------    -----       ---      --------    -----     -----    ------    -----
   Total ...............    3,238   $682,157,720  100.00%   8.737%      633      $210,673    85.73%    44.81%    64.47%    3.26%
                            =====   ============  ======    =====       ===      ========    =====     =====    ======    =====

     The Credit Scores of the Group One Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 809 and the weighted average Credit Score of the Group One Mortgage Loans that were scored as of the Cut-off Date was approximately 633.


                                     A-II-18

                 GROSS MARGINS FOR THE GROUP ONE MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
----------------------    --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000% .......       23   $  5,092,650    0.90%    7.855%     670      $221,420    84.48%    41.38%    87.96%   22.07%
4.001% to 4.500% .......       10      2,104,250    0.37     9.890      598       210,425    74.41     41.38     35.64     0.00
4.501% to 5.000% .......       70     13,768,759    2.44     9.310      604       196,697    86.49     45.16     59.24     1.41
5.001% to 5.500% .......      980    203,354,927   36.11     8.320      633       207,505    78.34     44.94     64.72     3.38
5.501% to 6.000% .......      883    204,675,147   36.34     8.661      626       231,795    88.35     44.83     60.66     3.64
6.001% to 6.500% .......      601    133,832,855   23.76     9.339      647       222,684    95.23     46.12     66.40     1.36
6.501% to 7.000% .......        1        323,000    0.06    11.250      604       323,000    95.00     45.00    100.00     0.00
                            -----   ------------  ------    ------      ---      --------    -----     -----    ------    -----
   Total ...............    2,568   $563,151,589  100.00%    8.714%     633      $219,296    86.24%    45.14%    63.63%    3.10%
                            =====   ============  ======    ======      ===      ========    =====     =====    ======    =====

     As of the Cut-off Date, the Gross Margin for the Group One Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.750% per annum and the weighted average Gross Margin of the Group One Adjustable Rate Mortgage Loans was approximately 5.776% per annum.

             MAXIMUM MORTGAGE RATES FOR THE GROUP ONE MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
----------------          --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000% .....        3   $    664,676    0.12%    5.972%     720      $221,559     70.54%   45.76%    87.26%   37.41%
12.001% to 12.500% .....       21      5,212,400    0.93     6.378      692       248,210     74.54    43.48     66.16    19.59
12.501% to 13.000% .....       71     17,529,757    3.11     6.822      668       246,898     75.13    44.99     62.71     2.88
13.001% to 13.500% .....      169     39,950,776    7.09     7.318      659       236,395     79.28    43.16     62.74     6.48
13.501% to 14.000% .....      347     81,297,768   14.44     7.807      651       234,288     83.67    44.57     66.28     2.68
14.001% to 14.500% .....      418     96,228,266   17.09     8.292      636       230,211     84.90    45.83     59.26     4.09
14.501% to 15.000% .....      524    117,583,615   20.88     8.776      631       224,396     87.72    44.81     60.14     3.04
15.001% to 15.500% .....      405     83,524,229   14.83     9.297      621       206,233     88.44    45.31     70.18     2.66
15.501% to 16.000% .....      381     76,599,532   13.60     9.764      614       201,049     90.01    46.27     64.03     0.94
16.001% to 16.500% .....      147     28,987,550    5.15    10.260      607       197,194     91.01    45.36     61.10     0.57
16.501% to 17.000% .....       47      9,453,012    1.68    10.725      617       201,128     90.97    44.37     73.82     2.07
17.001% to 17.500% .....       23      4,196,821    0.75    11.236      607       182,470     93.23    44.61     63.93     2.40
17.501% to 18.000% .....       11      1,728,187    0.31    11.849      642       157,108     99.07    49.80     81.00     0.00
18.001% to 18.500% .....        1        195,000    0.03    12.300      642       195,000    100.00    54.00    100.00     0.00
                            -----   ------------  ------    ------      ---      --------    ------    -----    ------    -----
   Total ...............    2,568   $563,151,589  100.00%    8.714%     633      $219,296     86.24%   45.14%    63.63%    3.10%
                            =====   ============  ======    ======      ===      ========    ======    =====    ======    =====

     As of the Cut-off Date, the Maximum Mortgage Rates for the Group One Adjustable Rate Mortgage Loans ranged from 11.800% per annum to 18.300% per annum and the weighted average Maximum Mortgage Rate of the Group One Adjustable Rate Mortgage Loans was approximately 14.714% per annum.


                                     A-II-19

           NEXT RATE ADJUSTMENT DATE FOR THE GROUP ONE MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE   PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE     BALANCE     GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING    ONE     COUPON     SCORE   OUTSTANDING     LTV     -INCOME    DOC       IO
---------------           --------  ------------  -------  --------  --------  -----------  --------  --------  -------  -------
November 2007 ..........        6   $  1,145,600    0.20%   9.308%      601      $190,933    83.42%    46.57%    74.98%   25.02%
December 2007 ..........        6      1,143,260    0.20    8.540       650       190,543    82.50     46.64    100.00     0.00
May 2008 ...............        4        695,750    0.12    9.183       620       173,938    86.93     47.55     75.15     0.00
June 2008 ..............        2        350,300    0.06    7.867       624       175,150    81.03     44.42    100.00     0.00
October 2008 ...........        1        200,982    0.04    7.750       609       200,982    30.61     37.00      0.00     0.00
November 2008 ..........        1        175,204    0.03    7.500       686       175,204    80.00     48.00      0.00     0.00
January 2009 ...........        1        199,933    0.04    8.350       661       199,933    80.00     43.00      0.00     0.00
February 2009 ..........        2        595,081    0.11    8.413       566       297,541    80.95     45.99     54.94     0.00
March 2009 .............        1        262,440    0.05    8.250       573       262,440    75.00     47.00      0.00     0.00
April 2009 .............        3        506,819    0.09    8.543       588       168,940    88.09     48.44     30.92     0.00
May 2009 ...............    1,123    238,642,101   42.38    8.769       630       212,504    86.25     44.93     66.11     2.63
June 2009 ..............      883    199,318,697   35.39    8.819       631       225,729    86.69     45.37     60.75     1.65
January 2010 ...........        2        863,997    0.15    7.102       630       431,998    80.00     49.41     62.13    62.13
February 2010 ..........        1        383,246    0.07    7.150       625       383,246    80.00     31.00    100.00     0.00
March 2010 .............        1        131,719    0.02    8.150       587       131,719    85.00     55.00    100.00     0.00
April 2010 .............        1        199,833    0.04    6.990       616       199,833    39.60     22.00    100.00     0.00
May 2010 ...............      276     61,259,175   10.88    8.520       639       221,954    86.10     44.99     62.41     4.51
June 2010 ..............      205     46,041,770    8.18    8.364       647       224,594    85.86     45.73     62.82     6.03
May 2012 ...............       26      5,698,851    1.01    8.455       665       219,187    86.17     45.02     76.15    21.18
June 2012 ..............       23      5,336,830    0.95    8.319       647       232,036    82.73     42.42     63.40     5.70
                            -----   ------------  ------    -----       ---      --------    -----     -----    ------    -----
   Total ...............    2,568   $563,151,589  100.00%   8.714%      633      $219,296    86.24%    45.14%    63.63%    3.10%
                            =====   ============  ======    =====       ===      ========    =====     =====    ======    =====


                                     A-II-20

                          THE GROUP TWO MORTGAGE LOANS

                 MORTGAGE RATES FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------   --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less .........        1   $      823,138    0.08%    5.350%     702      $823,138     62.26%   52.00%   100.00%    0.00%
5.501% to 6.000% .......        5        1,097,500    0.11     5.967      713       219,500     52.02    43.33    100.00     0.00
6.001% to 6.500% .......       30       11,567,395    1.16     6.377      698       385,580     75.31    38.90     83.41    31.17
6.501% to 7.000% .......      120       36,860,824    3.69     6.834      691       307,174     78.08    41.69     75.39    11.97
7.001% to 7.500% .......      244       71,287,935    7.13     7.330      676       292,164     79.12    44.18     79.87    11.51
7.501% to 8.000% .......      561      151,965,009   15.19     7.818      662       270,882     81.84    43.81     73.89     7.28
8.001% to 8.500% .......      617      156,239,765   15.62     8.295      650       253,225     82.77    44.04     75.82     4.10
8.501% to 9.000% .......      808      171,343,195   17.13     8.777      640       212,058     84.49    42.62     79.38     2.07
9.001% to 9.500% .......      708      138,900,558   13.89     9.288      632       196,187     85.99    43.02     77.58     4.62
9.501% to 10.000% ......      745      132,367,112   13.24     9.764      623       177,674     88.79    42.68     77.36     3.88
10.001% to 10.500% .....      328       51,978,118    5.20    10.284      620       158,470     91.35    41.30     88.01     1.06
10.501% to 11.000% .....      231       33,497,886    3.35    10.763      623       145,012     92.60    40.54     81.49     6.33
11.001% to 11.500% .....      131       17,670,656    1.77    11.280      623       134,891     96.53    41.32     88.86     0.93
11.501% to 12.000% .....      107       14,788,664    1.48    11.765      628       138,212     98.20    45.62     81.25     1.87
12.001% to 12.500% .....       42        6,364,825    0.64    12.310      628       151,543     99.49    44.40     69.00     2.12
12.501% to 13.000% .....       16        3,054,740    0.31    12.709      629       190,921     99.51    46.19     88.36     0.00
13.001% to 13.500% .....        4          320,400    0.03    13.209      628        80,100    100.00    43.26     75.50     0.00
                            -----   --------------  ------    ------      ---      --------    ------    -----    ------    -----
Total ..................    4,698   $1,000,127,722  100.00%    8.818%     645      $212,884     85.01%   43.03%    78.12%    5.20%
                            =====   ==============  ======    ======      ===      ========    ======    =====    ======    =====

     As of the Cut-off Date, Mortgage Rates borne by the Group Two Mortgage Loans ranged from 5.350% per annum to 13.400% per annum and the weighted average Mortgage Rate of the Group Two Mortgage Loans was approximately 8.818% per annum.

      REMAINING MONTHS TO STATED MATURITY FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
REMAINING MONTHS TO       MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
STATED MATURITY             LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------       --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
169 to 180 .............       39   $    3,540,648    0.35%   8.599%      651      $ 90,786    76.06%    34.32%    72.37%   10.58%
229 to 240 .............        1           77,890    0.01    9.650       698        77,890    94.99     40.00      0.00     0.00
349 to 360 .............    4,658      996,509,184   99.64    8.819       645       213,935    85.04     43.07     78.15     5.18
                            -----   --------------  ------    -----       ---      --------    -----     -----     -----    -----
Total ..................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====     =====    =====

     As of the Cut-off Date, the remaining term to stated maturity of the Group Two Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Group Two Mortgage Loans was approximately 359 months.


                                     A-II-21

   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                     OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
ORIGINAL MORTGAGE         MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------   --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less.........       49   $    2,379,779    0.24%   10.050%     621     $   48,567   74.69%    36.87%    95.80%    0.00%
$50,001 to $100,000.....    1,326      101,720,949   10.17     9.549      623         76,713   85.35     39.34     89.37     0.78
$100,001 to $150,000....    1,008      124,445,669   12.44     9.036      627        123,458   84.53     41.39     84.30     2.16
$150,001 to $200,000....      680      117,731,348   11.77     8.849      635        173,134   84.69     42.73     83.28     4.02
$200,001 to $250,000....      413       92,911,470    9.29     8.874      642        224,967   85.35     43.58     84.74     3.54
$250,001 to $300,000....      261       71,437,744    7.14     8.885      645        273,708   86.00     43.51     88.57     6.67
$300,001 to $350,000....      141       45,490,822    4.55     8.692      655        322,630   83.43     44.17     91.39     4.30
$350,001 to $400,000....       93       34,855,697    3.49     8.542      666        374,792   82.79     45.36     88.29     3.19
$400,001 to $450,000....      155       66,648,318    6.66     8.652      647        429,989   85.42     45.85     63.08     3.18
$450,001 to $500,000....      165       78,363,206    7.84     8.735      651        474,929   86.38     44.99     60.59     5.49
$500,001 to $550,000....      106       55,734,969    5.57     8.639      648        525,802   86.89     44.67     62.27     7.65
$550,001 to $600,000....      107       61,585,445    6.16     8.671      654        575,565   86.71     44.30     58.93     9.23
$600,001 to $650,000....       60       37,567,490    3.76     8.739      655        626,125   87.27     45.57     56.67     5.00
$650,001 to $700,000....       43       28,998,163    2.90     8.599      662        674,376   84.50     40.84     74.38     9.23
$700,001 to $750,000....       20       14,493,040    1.45     8.335      666        724,652   83.86     43.36     75.00     9.77
$750,001 to $800,000....       15       11,618,554    1.16     8.446      665        774,570   83.36     47.46     93.34     6.89
$800,001 to $850,000....       14       11,604,808    1.16     8.105      668        828,915   79.93     39.97     85.48    14.06
$850,001 to $900,000....        7        6,142,500    0.61     8.742      653        877,500   81.35     36.02     71.88    43.01
$900,001 to $950,000....        7        6,481,990    0.65     8.205      666        925,999   82.85     43.18     71.61    42.84
$950,001 to $1,000,000..       13       12,770,750    1.28     7.882      681        982,365   81.83     40.11     92.17     0.00
$1,000,001 or greater...       15       17,145,012    1.71     7.621      696      1,143,001   78.44     39.06     87.33    14.46
                            -----   --------------  ------    ------      ---     ----------   -----     -----     -----    -----
Total...................    4,698   $1,000,127,722  100.00%    8.818%     645     $  212,884   85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    ======      ===     ==========   =====     =====     =====    =====

     As of the Cut-off Date, the outstanding principal balances of the Group Two Mortgage Loans ranged from approximately $33,399 to approximately $1,300,000 and the average outstanding principal balance of the Group Two Mortgage Loans was approximately $212,884.


                                     A-II-22

                 PRODUCT TYPES FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES               LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------             --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
Balloon - 30/50 ........      148   $   27,238,151    2.72%    9.093%     627      $184,042     83.95%   44.19%    69.92%    0.00%
ARM - 1 Year/6 Month ...       16        3,372,298    0.34     8.949      667       210,769     85.16    34.82     92.50     0.00
ARM - 2 Year/6 Month
   (50 due in 30) ......    1,208      374,257,929   37.42     8.613      653       309,816     84.63    45.31     78.35     0.00
ARM - 3 Year/6 Month
   (50 due in 30) ......      230       77,681,499    7.77     8.205      653       337,746     83.47    45.71     69.60     0.00
ARM - 5 Year/6 Month
   (50 due in 30) ......       23        7,768,145    0.78     8.375      654       337,745     81.24    42.57     79.97     0.00
15 Year Fixed Loans ....       38        3,404,648    0.34     8.471      652        89,596     75.10    33.93     71.27     7.00
15/30 Balloon Loans ....        1          136,000    0.01    11.800      627       136,000    100.00    44.00    100.00   100.00
20 Year Fixed Loans ....        1           77,890    0.01     9.650      698        77,890     94.99    40.00      0.00     0.00
2/28 LIBOR Loans .......    1,235      212,494,103   21.25     9.047      637       172,060     86.52    40.43     81.96    13.86
2/28 LIBOR Loans
   (40 due in 30) ......      403       94,023,506    9.40     9.113      634       233,309     86.48    43.92     75.89     0.00
30 Year Fixed Loans ....      956      116,153,994   11.61     9.210      638       121,500     83.95    39.40     81.80     8.46
30/40 Balloon Loans ....      108       17,325,214    1.73     9.179      631       160,419     84.14    44.56     83.25     0.00
3/27 LIBOR Loans .......      215       38,915,987    3.89     8.631      647       181,005     84.15    39.05     79.80    25.79
3/27 LIBOR Loans
   (40 due in 30) ......       78       19,235,895    1.92     8.780      647       246,614     87.92    42.33     51.40     0.00
5/25 LIBOR Loans .......       20        4,030,778    0.40     8.902      652       201,539     85.73    43.66     83.71    35.33
5/25 LIBOR Loans
   (40 due in 30) ......        8        1,367,176    0.14     9.464      629       170,897     92.00    43.17     94.00     0.00
Six Month LIBOR Loans ..       10        2,644,508    0.26     8.564      647       264,451     81.00    44.59     94.90    33.96
                            -----   --------------  ------    ------      ---      --------    ------    -----    ------   ------
Total ..................    4,698   $1,000,127,722  100.00%    8.818%     645      $212,884     85.01%   43.03%    78.12%    5.20%
                            =====   ==============  ======    ======      ===      ========    ======    =====    ======   ======

               AMORTIZATION TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------         --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing .......    2,342   $  329,205,790   32.92%   9.172%      634      $140,566    85.81%    40.08%    82.38%    0.00%
Balloon ................    2,207      619,033,516   61.90    8.679       648       280,486    84.80     44.95     75.87     0.02
60 Month
   Interest-Only .......      144       50,464,327    5.05    8.217       670       350,447    82.24     38.92     77.39   100.00
120 Month
   Interest-Only .......        5        1,424,090    0.14    8.483       670       284,818    85.21     40.54    100.00   100.00
                            -----   --------------  ------    -----       ---      --------    -----     -----    ------   ------
Total ..................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====    ======   ======

                ADJUSTMENT TYPE FOR THE GROUP TWO MORTGAGE LOANS

                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   DEBT-TO    FULL   PERCENT
ADJUSTMENT TYPE             LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
ARM ....................    3,446   $  835,791,824   83.57%   8.748%      647      $242,540    85.24%    43.51%    77.80%   5.00%
Fixed Rate .............    1,252      164,335,898   16.43    9.174       635       131,259    83.81     40.63     79.74    6.21
                            -----   --------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total ...............    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%   5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====     =====    ====


                                     A-II-23

       GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES FOR THE GROUP TWO
                                 MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------   --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
Alabama.................       57   $    6,026,622    0.60%    9.743%     630      $105,730    88.70%    41.15%    89.46%    7.59%
Arizona.................      137       27,500,274    2.75     8.633      645       200,732    84.57     44.45     81.84     5.69
Arkansas................       21        2,676,681    0.27     8.912      627       127,461    83.29     39.40    100.00     0.00
California..............      483      215,244,737   21.52     8.152      661       445,641    82.59     45.13     71.76     8.08
Colorado................       77       20,477,473    2.05     9.006      646       265,941    85.70     43.22     85.53     0.00
Connecticut.............       24        4,768,282    0.48     9.163      633       198,678    87.73     42.80     84.75     6.61
Delaware................        7        2,303,340    0.23     8.901      630       329,049    84.18     44.00     88.63    11.49
District of Columbia....        2          903,350    0.09     8.801      629       451,675    87.69     37.90    100.00     0.00
Florida.................      495      112,331,985   11.23     8.627      647       226,933    84.13     41.42     75.08     3.79
Georgia.................      154       26,956,312    2.70     9.488      640       175,041    87.34     43.02     86.68     4.83
Idaho...................       27        5,485,339    0.55     9.222      628       203,161    88.38     42.40     78.11     0.00
Illinois................      191       44,099,004    4.41     9.121      644       230,885    87.01     41.79     65.08     4.46
Indiana.................      189       18,230,346    1.82     9.373      618        96,457    88.37     40.33     85.01     5.66
Iowa....................       21        1,700,515    0.17     9.896      611        80,977    90.61     37.46     92.90     0.00
Kansas..................       24        2,464,077    0.25    10.076      625       102,670    89.14     43.36     94.37     0.00
Kentucky................       61        6,721,490    0.67     9.175      627       110,188    88.61     39.71     86.79     0.00
Louisiana...............       34        4,196,021    0.42     9.351      631       123,412    89.00     39.75     95.57     0.00
Maine...................       15        2,361,215    0.24     9.466      652       157,414    89.05     44.94     86.38    12.47
Maryland................       90       32,987,267    3.30     8.958      646       366,525    86.31     46.50     82.89     3.17
Massachusetts...........       54       17,731,780    1.77     9.132      641       328,366    84.33     43.34     76.33     6.87
Michigan................      183       20,699,894    2.07     9.409      633       113,114    88.09     39.23     92.52     8.68
Minnesota...............       48        7,691,801    0.77     8.771      637       160,246    83.92     42.76     78.59    13.61
Mississippi.............       37        4,760,944    0.48     9.415      609       128,674    87.93     44.44     96.79     0.00
Missouri................       84       10,257,145    1.03     9.200      615       122,109    86.23     39.57     87.76     5.73
Montana.................        4          379,025    0.04     9.004      629        94,756    86.18     44.66     78.63     0.00
Nebraska................       13        1,567,411    0.16     9.974      628       120,570    90.54     42.44     92.19     0.00
Nevada..................       66       20,304,034    2.03     8.640      652       307,637    81.15     46.61     96.71     5.11
New Hampshire...........        6        1,160,394    0.12    10.193      635       193,399    87.06     49.44    100.00     0.00
New Jersey..............       73       22,090,180    2.21     9.303      637       302,605    86.68     44.73     63.46     7.25
New Mexico..............       16        3,101,566    0.31     9.840      626       193,848    87.78     44.66     92.91     0.00
New York................      254       71,948,271    7.19     8.803      652       283,261    86.07     44.38     51.44     6.35
North Carolina..........       69       12,417,790    1.24     9.503      645       179,968    87.46     39.08     88.00     6.34
North Dakota............        1           90,250    0.01     9.600      642        90,250    95.00     41.00      0.00     0.00
Ohio....................      229       25,496,453    2.55     9.316      623       111,338    86.72     40.89     90.23     4.84
Oklahoma................       32        3,163,085    0.32     9.871      626        98,846    89.49     40.80    100.00     0.00
Oregon..................       87       19,973,438    2.00     8.709      650       229,580    86.39     43.17     85.32     8.32
Pennsylvania............      147       17,315,997    1.73     9.284      621       117,796    87.08     41.86     86.04     1.83
Rhode Island............       15        4,662,478    0.47     9.488      644       310,832    84.89     42.71     81.31     0.00
South Carolina..........       52        6,329,523    0.63     9.810      622       121,722    86.84     40.60     88.04     0.00
South Dakota............        4          817,555    0.08    10.134      622       204,389    93.70     40.96     77.35     0.00
Tennessee...............      182       25,311,104    2.53     9.040      627       139,072    86.12     43.93     86.22     5.17
Texas...................      479       66,022,520    6.60     9.191      639       137,834    85.36     41.99     87.19     3.24
Utah....................      123       26,555,190    2.66     8.659      645       215,896    83.36     39.32     94.84     3.93
Vermont.................        6          704,520    0.07     8.466      638       117,420    86.24     47.35    100.00    15.33
Virginia................       46       11,028,762    1.10     8.518      639       239,756    83.09     44.00     61.73     0.00
Washington..............      152       41,628,591    4.16     8.541      650       273,872    82.76     41.80     83.28     3.49
West Virginia...........       12        2,068,540    0.21     9.749      630       172,378    90.31     43.61     88.52     0.00
Wisconsin...............       99       14,478,556    1.45     9.323      631       146,248    87.08     39.52     90.57     0.00
Wyoming.................       16        2,936,595    0.29     9.144      625       183,537    88.38     46.57    100.00     7.49
                            -----   --------------  ------    ------      ---      --------    -----     -----    ------    -----
Total...................    4,698   $1,000,127,722  100.00%    8.818%     645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    ======      ===      ========    =====     =====    ======    =====

     No more than approximately 0.32% of the Group Two Mortgage Loans will be secured by mortgaged properties located in any one zip code.


                                     A-II-24

         ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------      --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less..........       61   $    7,240,544    0.72%    8.098%     631      $118,697    41.06%    37.79%    74.77%    0.00%
50.01% to 55.00%........       23        3,569,447    0.36     7.841      616       155,193    52.83     37.27     37.22     6.30
55.01% to 60.00%........       42        7,068,034    0.71     7.817      632       168,287    57.84     39.23     68.67     7.82
60.01% to 65.00%........       77       13,068,854    1.31     7.822      632       169,725    62.73     41.36     73.24     3.83
65.01% to 70.00%........       67       14,645,125    1.46     7.868      627       218,584    68.70     41.08     56.65    13.78
70.01% to 75.00%........      128       26,939,541    2.69     8.126      627       210,465    73.77     38.28     65.32     8.66
75.01% to 80.00%........    1,797      430,539,797   43.05     8.385      659       239,588    79.87     43.88     88.63     7.22
80.01% to 85.00%........      408       67,762,141    6.78     8.740      611       166,084    84.46     41.57     72.22     1.73
85.01% to 90.00%........      842      171,883,244   17.19     8.840      627       204,137    89.70     42.22     64.00     3.43
90.01% to 95.00%........      871      186,401,975   18.64     9.386      642       214,009    94.87     43.13     72.14     3.62
95.01% to 100.00%.......      382       71,009,020    7.10    10.840      657       185,887    99.97     44.75     83.43     2.13
                            -----   --------------  ------    ------      ---      --------    -----     -----     -----    -----
Total...................    4,698   $1,000,127,722  100.00%    8.818%     645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    ======      ===      ========    =====     =====     =====    =====

     As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group Two Mortgage Loans ranged from 15.06% to 100.00%.

         COMBINED LOAN-TO-VALUE RATIOS FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
RANGE OF COMBINED         MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------      --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less..........       61   $    7,240,544    0.72%   8.098%      631      $118,697    41.06%    37.79%    74.77%    0.00%
50.01% to 55.00%........       23        3,569,447    0.36    7.841       616       155,193    52.83     37.27     37.22     6.30
55.01% to 60.00%........       41        6,934,934    0.69    7.796       632       169,145    57.84     39.37     68.07     7.97
60.01% to 65.00%........       76       13,018,854    1.30    7.817       632       171,301    62.73     41.30     73.13     3.84
65.01% to 70.00%........       66       14,145,125    1.41    7.807       627       214,320    68.70     40.80     55.11    14.27
70.01% to 75.00%........      123       23,313,291    2.33    8.156       623       189,539    73.68     38.56     59.92     6.25
75.01% to 80.00%........      476       91,900,661    9.19    8.201       630       193,069    79.45     39.67     61.39     9.04
80.01% to 85.00%........      411       69,008,891    6.90    8.719       611       167,905    84.32     41.38     72.72     1.70
85.01% to 90.00%........      857      178,186,987   17.82    8.794       628       207,919    89.27     42.31     65.27     3.90
90.01% to 95.00%........      903      200,872,470   20.08    9.314       644       222,450    93.76     42.79     73.37     4.52
95.01% to 100.00%.......    1,661      391,936,517   39.19    8.887       665       235,964    83.59     45.19     93.96     5.55
                            -----   --------------  ------    -----       ---      --------    -----     -----     -----    -----
Total...................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====     =====    =====

     As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group Two Mortgage Loans ranged from 15.06% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Group Two Mortgage Loans was approximately 91.72%. This table was calculated using the Combined Loan-to-Value Ratio for Group Two Mortgage Loans that are in a second lien position and for Group Two Mortgage Loans that are in a first lien position with subordinate financing. Approximately 34.29% of the Group Two Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Group Two Mortgage Loans was approximately 99.48%.


                                     A-II-25

             DEBT-TO-INCOME RATIOS FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DEBT-TO-INCOME RATIOS       LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------------------     --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                261   $   50,138,823    5.01%   8.706%      645      $192,103    83.77%    14.11%    89.90%   17.57%
20.01% to 25.00%              184       32,163,887    3.22    8.938       636       174,804    83.13     23.42     89.39     3.51
25.01% to 30.00%              293       45,625,712    4.56    8.834       635       155,719    84.74     28.07     87.77     6.37
30.01% to 35.00%              425       76,534,565    7.65    8.920       645       180,081    84.38     33.05     81.42     2.69
35.01% to 40.00%              592      113,371,946   11.34    8.877       641       191,507    84.60     38.12     71.71     6.04
40.01% to 45.00%              806      168,317,561   16.83    8.898       644       208,831    85.10     43.11     71.95     4.84
45.01% to 50.00%            1,060      251,989,364   25.20    8.855       646       237,726    85.86     48.23     70.99     5.17
50.01% to 55.00%            1,073      261,079,715   26.10    8.684       649       243,318    85.03     53.56     85.38     3.49
55.01% to 60.00%                4          906,150    0.09    7.700       647       226,538    76.05     58.00    100.00     0.00
                            -----   --------------  ------    -----       ---      --------    -----     -----    ------    -----
Total...................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====    ======    =====

     As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.00% to 59.00% and the weighted average Debt-to-Income Ratio for Group Two Mortgage Loans with Debt-to-Income Ratios was approximately 43.03%.

                  LOAN PURPOSE FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------              --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    2,987   $  640,878,246   64.08%   8.934%      653      $214,556    85.94%    43.22%    90.09%   5.81%
Refinance-Cashout           1,454      309,080,861   30.90    8.621       629       212,573    83.43     42.97     55.37    3.44
Refinance-Rate/Term           257       50,168,615    5.02    8.545       635       195,209    82.72     41.02     65.42    8.20
                            -----   --------------  ------    -----       ---      --------    -----     -----     -----    ----
   Total                    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%   5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====     =====    ====


                                     A-II-26

                 PROPERTY TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------             --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
Single Family ..........    3,523   $  684,911,127   68.48%    8.852%     642      $194,411    85.14%    42.98%    76.72%   4.27%
Planned Unit
   Development .........      762      215,242,150   21.52     8.754      650       282,470    84.76     43.13     84.69    7.67
Two- to Four-Family ....      204       53,373,573    5.34     8.724      654       261,635    85.06     44.10     65.85    3.69
Condominium ............      209       46,600,873    4.66     8.728      658       222,971    84.12     42.16     82.37    9.31
                            -----   --------------  ------     -----      ---      --------    -----     -----     -----    ----
Total ..................    4,698   $1,000,127,722  100.00%    8.818%     645      $212,884    85.01%    43.03%    78.12%   5.20%
                            =====   ==============  ======     =====      ===      ========    =====     =====     =====    ====

               DOCUMENTATION TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION               LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------             --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation .....    3,920   $  781,300,798   78.12%   8.841%      643      $199,311    84.78%    42.76%   100.00%    5.20%
Rapid ..................      513      149,810,633   14.98    8.542       643       292,029    85.68     44.69      0.00     2.74
Stated Income ..........      192       49,422,930    4.94    9.277       666       257,411    85.84     42.05      0.00    14.20
Limited Income
   Verification ........       53       12,415,244    1.24    8.614       654       234,250    84.23     43.66      0.00     2.27
Stated Plus ............       11        4,830,367    0.48    8.910       671       439,124    88.45     42.87      0.00     0.00
Blended ................        9        2,347,750    0.23    9.877       658       260,861    95.28     47.50      0.00     0.00
                            -----   --------------  ------    -----       ---      --------    -----     -----     -----    -----
Total ..................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====     =====    =====


                                     A-II-27

                 OCCUPANCY TYPE FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                   LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------                 --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
Primary ................    4,448   $  967,884,938   96.78%   8.825%      644      $217,600    85.09%    43.17%    77.76%    5.02%
Investment .............      237       28,976,720    2.90    8.549       673       122,265    81.66     39.44     87.69    11.99
Second Home ............       13        3,266,065    0.33    9.050       659       251,236    89.50     33.68    100.00     0.00
                            -----   --------------  ------    -----       ---      --------    -----     -----    ------    -----
Total ..................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====    ======    =====

     The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

           MORTGAGE LOAN AGE SUMMARY FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                    LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------        --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
0 ......................    2,303   $  486,358,415   48.63%   8.879%      647     $  211,185   85.68%    43.16%    75.66%    4.60%
1 ......................    2,294      482,594,505   48.25    8.824       642        210,372   84.55     42.94     81.34     3.93
2 ......................        1        1,199,843    0.12    7.900       601      1,199,843   80.00     54.00    100.00     0.00
3 ......................       10        1,788,002    0.18    8.167       661        178,800   82.40     45.35     42.16     4.75
4 ......................       12        5,614,170    0.56    7.949       645        467,847   81.69     42.99     66.30    27.70
5 ......................       48       14,210,907    1.42    7.443       670        296,061   80.86     38.95     76.63    43.47
6 ......................       12        2,593,475    0.26    7.870       651        216,123   79.01     47.62     56.17    55.71
7 ......................       18        5,768,405    0.58    8.249       650        320,467   84.10     45.18     47.74    24.88
                            -----   --------------  ------    -----       ---     ----------   -----     -----    ------    -----
Total ..................    4,698   $1,000,127,722  100.00%   8.818%      645     $  212,884   85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===     ==========   =====     =====    ======    =====

     As of the Cut-off Date, the weighted average age of the Group Two Mortgage Loans was approximately 1 month.


                                     A-II-28

        ORIGINAL PREPAYMENT CHARGE TERM FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------       --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
None ...................    1,218   $  284,465,935   28.44%   9.139%      646      $233,552    85.54%    42.42%    75.58%   6.56%
12 Months ..............      285       76,476,217    7.65    9.041       650       268,338    84.80     43.66     70.05    6.56
24 Months ..............    1,962      428,765,350   42.87    8.653       645       218,535    85.05     43.55     81.91    3.94
36 Months ..............    1,233      210,420,221   21.04    8.639       641       170,657    84.27     42.60     76.76    5.44
                            -----   --------------  ------    -----       ---      --------    -----     -----     -----    ----
Total ..................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%   5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====     =====    ====

     The weighted average prepayment charge term at origination with respect to the Group Two Mortgage Loans having prepayment penalties is approximately 26 months.

                 CREDIT SCORES FOR THE GROUP TWO MORTGAGE LOANS

                                                                                                        WEIGHTED
                           NUMBER      AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF        PRINCIPAL       OF    WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    DEBT-TO  PERCENT
                          MORTGAGE      BALANCE      GROUP    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS     OUTSTANDING     TWO     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------    --------  --------------  -------  --------  --------  -----------  --------  --------  -------  -------
526 to 550 .............      112   $   13,688,728    1.37%   9.579%      545      $122,221    78.03%    40.82%    90.41%    0.00%
551 to 575 .............      343       48,052,177    4.80    9.410       565       140,094    82.87     40.49     88.99     3.65
576 to 600 .............      597       91,869,329    9.19    9.422       589       153,885    86.85     40.97     83.30     1.76
601 to 625 .............      943      185,034,188   18.50    9.131       615       196,219    85.68     42.96     78.25     3.27
626 to 650 .............    1,088      231,325,270   23.13    9.135       638       212,615    85.65     43.95     75.85     2.40
651 to 675 .............      851      213,668,295   21.36    8.548       662       251,079    84.59     43.84     76.30     6.59
676 to 700 .............      425      114,048,414   11.40    8.143       687       268,349    84.36     41.84     74.26    11.53
701 to 725 .............      186       55,261,307    5.53    7.965       710       297,104    84.72     45.57     78.45     6.04
726 to 750 .............       75       22,940,060    2.29    7.878       737       305,867    83.74     43.26     86.00    10.98
751 to 775 .............       50       15,626,871    1.56    7.937       763       312,537    82.52     41.54     83.15    24.29
776 to 800 .............       23        7,770,583    0.78    7.850       783       337,851    84.71     43.34     63.50     0.00
801 to 809 .............        5          842,500    0.08    7.976       804       168,500    87.37     22.98     77.12    20.30
                            -----   --------------  ------    -----       ---      --------    -----     -----     -----    -----
Total ..................    4,698   $1,000,127,722  100.00%   8.818%      645      $212,884    85.01%    43.03%    78.12%    5.20%
                            =====   ==============  ======    =====       ===      ========    =====     =====     =====    =====

     The Credit Scores of the Group Two Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 808 and the weighted average Credit Score of the Group Two Mortgage Loans that were scored as of the Cut-off Date was approximately 645.


                                     A-II-29

                 GROSS MARGINS FOR THE GROUP TWO MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                                                                       WEIGHTED
                           NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
                          MORTGAGE     BALANCE     GROUP     AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS    OUTSTANDING    TWO      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------    --------  ------------  -------  ---------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000% .......       27   $ 16,051,193    1.92%    7.381%      696      $594,489    80.04%    35.61%    85.97%   35.64%
4.001% to 4.500% .......        5        605,700    0.07     9.137       629       121,140    75.26     29.20    100.00     0.00
4.501% to 5.000% .......       29      7,605,568    0.91     8.961       623       262,261    85.68     44.10     61.85    11.81
5.001% to 5.500% .......    1,683    424,326,897   50.77     8.356       655       252,125    78.66     44.23     84.36     5.57
5.501% to 6.000% .......      797    177,664,732   21.26     8.693       624       222,917    88.49     42.38     66.38     2.71
6.001% to 6.500% .......      905    209,537,735   25.07     9.684       646       231,533    96.23     43.63     74.09     3.22
                            -----   ------------  ------     -----       ---      --------    -----     -----    ------    -----
Total ..................    3,446   $835,791,824  100.00%    8.748%      647      $242,540    85.24%    43.51%    77.80%    5.00%
                            =====   ============  ======     =====       ===      ========    =====     =====    ======    =====

     As of the Cut-off Date, the Gross Margin for the Group Two Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.400% per annum and the weighted average Gross Margin of the Group Two Adjustable Rate Mortgage Loans was approximately 5.700% per annum.

             MAXIMUM MORTGAGE RATES FOR THE GROUP TWO MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                                                                       WEIGHTED
                           NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     GROUP     AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING    TWO      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------          --------  ------------  -------  ---------  --------  -----------  --------  --------  -------  -------
11.500% or less ........        1   $    823,138    0.10%    5.350%      702      $823,138     62.26%   52.00%   100.00%    0.00%
11.501% to 12.000% .....        2        236,500    0.03     5.885       711       118,250     34.29    29.92    100.00     0.00
12.001% to 12.500% .....       23      8,757,200    1.05     6.370       701       380,748     75.51    39.41     78.09    38.49
12.501% to 13.000% .....       97     31,373,468    3.75     6.826       687       323,438     78.58    43.77     73.39    10.85
13.001% to 13.500% .....      207     66,343,270    7.94     7.331       675       320,499     79.66    44.51     79.64    11.47
13.501% to 14.000% .....      453    131,509,712   15.73     7.818       662       290,308     82.68    44.43     74.61     6.26
14.001% to 14.500% .....      495    137,542,051   16.46     8.295       650       277,863     82.81    44.28     76.59     4.20
14.501% to 15.000% .....      617    144,997,948   17.35     8.776       641       235,005     85.01    43.03     80.40     2.14
15.001% to 15.500% .....      553    119,985,300   14.36     9.286       635       216,972     86.38    43.35     76.87     3.87
15.501% to 16.000% .....      523    105,173,114   12.58     9.763       627       201,096     89.49    43.01     77.08     3.20
16.001% to 16.500% .....      206     38,250,977    4.58    10.295       624       185,684     91.99    41.08     87.24     0.76
16.501% to 17.000% .....      125     23,680,844    2.83    10.771       626       189,447     93.56    41.21     78.98     8.33
17.001% to 17.500% .....       65     11,475,661    1.37    11.300       625       176,549     97.23    41.57     84.15     0.00
17.501% to 18.000% .....       50      9,022,275    1.08    11.761       636       180,446     99.46    46.16     75.07     0.62
18.001% to 18.500% .....       23      4,662,900    0.56    12.326       630       202,735     99.86    44.89     57.68     0.00
18.501% to 19.000% .....        5      1,898,465    0.23    12.683       631       379,693     99.84    49.12    100.00     0.00
19.001% to 19.500% .....        1         59,000    0.01    13.050       633        59,000    100.00    20.00    100.00     0.00
                            -----   ------------  ------    ------       ---      --------    ------    -----    ------    -----
Total ..................    3,446   $835,791,824  100.00%    8.748%      647      $242,540     85.24%   43.51%    77.80%    5.00%
                            =====   ============  ======    ======       ===      ========    ======    =====    ======    =====

     As of the Cut-off Date, the Maximum Mortgage Rates for the Group Two Adjustable Rate Mortgage Loans ranged from 11.350% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Group Two Adjustable Rate Mortgage Loans was approximately 14.748% per annum.


                                     A-II-30

           NEXT RATE ADJUSTMENT DATE FOR THE GROUP TWO MORTGAGE LOANS
                      (EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                                                                       WEIGHTED
                           NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   DEBT-TO  PERCENT
NEXT RATE                 MORTGAGE     BALANCE     GROUP     AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING    TWO      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------------           --------  ------------  -------  ---------  --------  -----------  --------  --------  -------  -------
November 2007 ..........        3   $    681,600    0.08%    7.426%      674     $  227,200   80.00%    47.60%   100.00%   35.80%
December 2007 ..........        8      2,212,908    0.26     8.800       634        276,614   79.49     43.48     82.60    29.56
May 2008 ...............        9      1,699,278    0.20     8.876       651        188,809   81.60     39.61     85.12     0.00
June 2008 ..............        7      1,673,020    0.20     9.022       683        239,003   88.77     29.96    100.00     0.00
November 2008 ..........        9      2,022,844    0.24     8.440       642        224,760   89.85     46.45     42.18    10.61
December 2008 ..........        7      2,049,374    0.25     7.533       663        292,768   77.62     48.29     44.53    70.50
January 2009 ...........       20      6,075,116    0.73     7.475       663        303,756   82.73     41.20     69.46    51.18
February 2009 ..........        8      4,197,382    0.50     7.740       659        524,673   80.63     42.18     69.88    33.83
March 2009 .............        1        287,489    0.03     8.650       682        287,489   80.00     38.00      0.00     0.00
May 2009 ...............    1,395    332,176,497   39.74     8.815       643        238,119   84.98     43.57     81.88     3.37
June 2009 ..............    1,403    332,270,035   39.76     8.873       647        236,828   86.11     43.61     77.17     3.63
November 2009 ..........        6      3,047,125    0.36     8.024       670        507,854   80.27     44.14     43.28    20.97
December 2009 ..........        1        101,209    0.01     7.400       593        101,209   80.00     45.00    100.00     0.00
January 2010 ...........       13      5,230,622    0.63     7.176       673        402,356   79.11     39.05     74.93    44.48
February 2010 ..........        2      1,141,243    0.14     8.143       601        570,621   83.60     46.46     57.32     0.00
March 2010 .............        2        771,715    0.09     7.010       646        385,858   76.90     44.58     40.41     0.00
April 2010 .............        1      1,199,843    0.14     7.900       601      1,199,843   80.00     54.00    100.00     0.00
May 2010 ...............      257     62,543,850    7.48     8.503       648        243,361   84.44     43.47     75.74     4.74
June 2010 ..............      241     61,797,774    7.39     8.469       652        256,422   84.97     43.22     64.95     6.65
May 2011 ...............        1        458,800    0.05     9.750       631        458,800   80.00     48.00    100.00     0.00
November 2011 ..........        1        238,500    0.03     8.600       663        238,500   90.00     37.00    100.00   100.00
January 2012 ...........        1         57,833    0.01     7.700       605         57,833   64.44     26.00    100.00     0.00
May 2012 ...............       24      7,289,741    0.87     8.574       654        303,739   84.08     45.27     91.69    11.66
June 2012 ..............       26      6,568,025    0.79     8.547       656        252,616   84.99     41.97     74.29     5.11
                            -----   ------------  ------     -----       ---     ----------   -----     -----    ------   ------
Total ..................    3,446   $835,791,824  100.00%    8.748%      647     $  242,540   85.24%    43.51%    77.80%    5.00%
                            =====   ============  ======     =====       ===     ==========   =====     =====    ======   ======


                                     A-II-31

                          $1,547,200,100 (APPROXIMATE)

                MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST,

                                  SERIES 2007-4

                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    DEPOSITOR

                                   ----------

                              PROSPECTUS SUPPLEMENT

                                   ----------

                               MERRILL LYNCH & CO.

     You should rely on the information contained or incorporated by reference in this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with different information.

     We are not offering these certificates in any state where the offer is not permitted.

     We represent the accuracy of the information in this prospectus supplement and the attached prospectus only as of the dates stated on their respective covers.

     Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of these certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling these certificates will deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

                                  June 25, 2007